AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 1997
                                   Registration Statement No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------
                              IMC SECURITIES, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                                       59-3284026
(State of Incorporation)                 (I.R.S. Employer Identification Number)
                             5901 East Fowler Avenue
                              Tampa, FL 33617-2362
                                 (813) 984-8801
                        (Address and telephone number of
                          principal executive offices)
                              -------------------
                              Joseph V. Gatti, Esq.
                                 Arter & Hadden
                               1801 K Street, N.W.
                                   Suite 400K
                              Washington, DC 20006
                                 (202) 775-4442
                               Fax: (202) 857-0172
                       (Name, address and telephone number
                              of agent for service)
                              -------------------
                    Please send copies of communications to:
                              -------------------
                                Thomas Middleton
                         Industry Mortgage Company, L.P.
                             5901 East Fowler Avenue
                              Tampa, FL 33617-2362
                                 (813) 984-2533
                               Fax: (813) 984-2593
                              -------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC. From time to time after the effective date of this Registration Statement as determined by market conditions and pursuant to Rule 415.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                              -------------------
                         CALCULATION OF REGISTRATION FEE

================================ ================== ===================== ======================= ==================
      Title of Securities           Amount Being       Proposed Maximum       Proposed Maximum        Amount of
       Being Registered              Registered         Offering Price       Aggregate Offering   Registration Fee
                                                          Per Unit*                 Price
-------------------------------- ------------------ --------------------- ----------------------- ------------------
Home Equity Loan Asset Backed       $1,000,000.00            100%               $1,000,000.00       $303.03
Certificates and Notes
================================ ================== ===================== ======================= ==================

* Estimated solely for purposes of calculating the registration fee.
                              -------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

This registration statement registers up to $1,000,000 of mortgage asset backed certificates and notes collateralized by various types of mortgage collateral described herein. The registration statement contains a form of prospectus covering, one-to-four ("single") family residential first and junior lien, fixed and adjustable rate home equity loans or interests therein represented by agency or private label pass-through securities and notes. The prospectus is accompanied by two forms of prospectus supplement describing each of the structures that are expected to be employed by the Registrant for the issuance of certificates and notes. As described in the Prospectus, each transaction may have Classes of Certificates with various characteristics, mortgage assets with various characteristics, various forms and terms of credit enhancement, one or more subservicers, various underwriting and servicing standards with respect to mortgage assets, various tax consequences and various other characteristics, each of which will be fully described in the actual form of prospectus supplement filed pursuant to Rule 424(b)(2), (3) or (5).

                              CROSS REFERENCE SHEET


              ITEMS AND CAPTION IN FORM S-3               LOCATION IN PROSPECTUS

1.   Forepart of Registration  Statement and Outside
     Front           Cover          Page          of
     Prospectus......................................     Forepart            of
                                                          Registration Statement
                                                          and   Outside    Front
                                                          Cover Page **

2.   Inside  Front and  Outside  Back Cover Pages of
     Prospectus......................................     Inside   Front   Cover
                                                          Page and Outside  Back
                                                          Cover      Page     of
                                                          Prospectus **

3.   Summary Information,  Risk Factors and Ratio of
     Earnings to Fixed Charges.......................     Summary**;         The
                                                          Seller**;         Risk
                                                          Factors**

4.   Use of Proceeds..................................    Use of Proceeds**

5.   Determination of Offering Price..................    *

6.   Dilution.........................................    *

7.   Selling Security-Holders.........................    *

8.   Plan of Distribution.............................    Plan  of  Distribution
                                                          **

9.   Description of Securities to be Registered.......    Outside  Front  Cover;
                                                          Summary;  The  Trusts;
                                                          The        Securities;
                                                          Administration      of
                                                          Agreement          and
                                                          Servicing  of Mortgage
                                                          Loans **

10.  Interests of Named Experts and Counsel...........    *

11.  Material Changes.................................    *

12. Incorporation of Certain Information by Reference.    Inside   Front   Cover
                                                          Page**;  Incorporation
                                                          of  Certain  Documents
                                                          by Reference**

13.  Disclosure    of    Commission    Position   on
     Indemnification for Securities Act Liabilities...    See Page II-2

----------
* Answer negative or item inapplicable.
** To be completed from time to time by Prospectus Supplement.

                                                                    CERTIFICATES
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED __________ __, 199__)

                                   $----------

                       IMC HOME EQUITY LOAN TRUST 199_-__
                         INDUSTRY MORTGAGE COMPANY, L.P.
[LOGO]                         SELLER AND SERVICER
                              IMC SECURITIES, INC.
                                    DEPOSITOR

         The IMC Home Equity Loan Asset Backed Certificates, Series 199_-__ (the "Certificates") will consist of (i) the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and Class A-7 Certificates (collectively, the "Fixed Rate Certificates"), (ii) the Class A-8 Certificates (the "Adjustable Rate Certificates" and collectively with the Fixed Rate Certificates, the "Class A Certificates"), (iii) a residual Class of Certificates (the "Class R Certificates"), and (iv) one or more Classes of insured "interest only" certificates. Only the Class A Certificates are offered hereby.

         FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENT IN THE CERTIFICATES, SEE "RISK FACTORS" BEGINNING ON PAGE S-14 HEREIN, "PREPAYMENT AND YIELD CONSIDERATIONS" BEGINNING ON PAGE S-33 HEREIN AND "RISK FACTORS" BEGINNING ON PAGE 7 IN THE PROSPECTUS.

         The Certificates represent undivided ownership interests in one of two pools (each, a "Home Equity Loan Group") of fixed and adjustable rate home equity loans (the "Home Equity Loans") held by IMC Home Equity Loan Trust 199_-__ (the "Trust"). The Fixed Rate Certificates will represent undivided ownership interests in the Home Equity Loans in the Fixed Rate Group, which are secured by first and second lien mortgages or deeds of trust primarily on one-to-four family residential properties. The Class A-8 Certificates will represent undivided ownership interests in the Home Equity Loans in the Adjustable Rate Group, which are secured solely by first lien mortgages or deeds of trust primarily on one-to four family residential properties. The Class A Certificates also represent undivided ownership interests in all interest and principal due under the respective Home Equity Loans after __________ 1, 199__ (the "Cut-Off Date"), security interests in the properties which secure the related Home Equity Loans (the "Properties"), the Insurance Policy, funds on deposit in certain trust accounts, and certain other property.

         Simultaneously with the issuance of the Certificates, the Seller will obtain from ____________________ (the "Certificate Insurer") a certificate guaranty insurance policy (the "Insurance Policy") in favor of the Trustee. The Insurance Policy will require the Certificate Insurer to make certain Insured Payments (as defined herein) on the Class A Certificates.

                                     [Logo]
                                                   (continued on following page)
THE CLASS A CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, THE SERVICER, EXCEPT
                                       AS
      DESCRIBED HEREIN, THE CERTIFICATE INSURER OR ANY OF THEIR AFFILIATES.
           NEITHER THE CLASS A CERTIFICATES NOR THE HOME EQUITY LOANS
              ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.
                              ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
         THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              ---------------------

                                 [Underwriters]

         The Class A Certificates are offered subject to prior sale, when, as, and if accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part. It is expected that delivery of the Class A Certificates in book-entry form will be made through the facilities of The Depository Trust Company ("DTC") on or about the Closing Date.

                              ---------------------

         The date of this Prospectus Supplement is __________ __, 199__


Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

         (cover continued from previous page)

         The Original Aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date was $__________ (of which approximately _____% by principal balance are first liens and the remainder are second liens). The Home Equity Loans were originated or purchased by Industry Mortgage Company, L.P. (collectively, the "Seller" and "Servicer"). The Trust will be created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of __________ 1, 199__ among the Seller, the Servicer, IMC Securities, Inc. (the "Depositor") and ____________________, as Trustee (the "Trustee").

         The Pooling and Servicing Agreement provides that additional home equity loans (the "Subsequent Home Equity Loans") may be purchased by the Trust from the Depositor from time to time on or before __________ 1, 199__ from funds on deposit in the Pre-Funding Account. All Subsequent Home Equity Loans so acquired by the Trust will be assigned to the [Fixed Rate] Group. On the Closing Date (as defined below), an aggregate cash amount of $_____________ will be deposited with the Trustee in the Pre-Funding Account which will be used to acquire Subsequent Home Equity Loans for the [Fixed Rate] Group.

         Distributions of principal and interest will be distributed to holders (the "Owners") of the Certificates on the ___ day of each month (or, if such day is not a business day, the next following business day) beginning _____________, 1996 (each, a "Payment Date"). Interest will be passed through on each Payment Date to the Owners of the Class A Certificates based on the related Class A Certificate Principal Balance (as defined herein) at the Pass-Through Rate applicable to such Class of Certificates. The Pass-Through Rate for each Class of Fixed Rate Certificates is set out on the cover hereof. The Pass-Through Rate for the Adjustable Rate Certificates adjusts monthly based upon one-month LIBOR (as defined herein) or as otherwise described herein.

         It is a condition to issuance that the Class A Certificates be rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies.

         The yield to investors on the Class A Certificates sold at prices other than par may be extremely sensitive to the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) on the Home Equity Loans, which may vary over time. See "Prepayment and Yield Considerations" herein and "Risk Factors" and "Yield, Prepayment and Maturity Considerations" in the Prospectus.

         The Trust Estate will consist primarily of two segregated asset pools, with respect to which elections will be made to treat each as a real estate mortgage investment conduit (a "REMIC"), for federal income tax purposes. As described more fully herein, the Class A Certificates will constitute "regular interests" in the Upper-Tier REMIC (as defined herein).
See "Federal Income Tax Consequences" herein.

         Prior to their issuance, there has been no market for the Class A Certificates nor can there be any assurance that one will develop, or if it does develop, that it will provide liquidity, or that it will continue for the life of the Class A Certificates. The Underwriters intend, but are not obligated, to make a market in the Class A Certificates.
                              ---------------------
         UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

         THE CLASS A CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL BE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED __________ __, 199__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT


                                                                            Page

SUMMARY OF TERMS.............................................................S-1
RISK FACTORS................................................................S-14

THE SELLER AND SERVICER.....................................................S-17
     General................................................................S-17
     Credit and Underwriting Guidelines.....................................S-18
     Delinquency, Loan Loss and Foreclosure Information.....................S-19
THE DEPOSITOR...............................................................S-20
USE OF PROCEEDS.............................................................S-21
THE HOME EQUITY LOAN POOL...................................................S-21
     General................................................................S-21
     Initial Home Equity Loans..............................................S-22
     Conveyance of Subsequent Home Equity Loans -- Fixed Rate Group.........S-25
     Interest Payments on the Home Equity Loans.............................S-33
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-33
     General................................................................S-33
     Mandatory Prepayment...................................................S-34
     Projected Prepayment and Yield for Class A Certificates................S-34
     Payment Lag Feature of Class A Certificates............................S-38
FORMATION OF THE TRUST AND TRUST PROPERTY...................................S-38
ADDITIONAL INFORMATION......................................................S-39
DESCRIPTION OF THE CLASS A CERTIFICATES.....................................S-39
     General................................................................S-39
     Payment Dates..........................................................S-39
     Distributions..........................................................S-40
     Pre-Funding Account....................................................S-42
     Capitalized Interest Account...........................................S-43
     Calculation of LIBOR ..................................................S-43
     Book Entry Registration of the Class A Certificates....................S-43
     Assignment of Rights...................................................S-45
THE CERTIFICATE INSURER.....................................................S-45
     General................................................................S-45
     Reinsurance............................................................S-46
     Ratings of Claims-Paying Ability.......................................S-46
     Capitalization.........................................................S-46
     Incorporation of Certain Documents by Reference........................S-46
     Insurance Regulation...................................................S-47
CREDIT ENHANCEMENT..........................................................S-47
     Insurance Policy.......................................................S-47
     Overcollateralization Provisions.......................................S-49
THE POOLING AND SERVICING AGREEMENT.........................................S-51
     Covenant of the Seller to Take Certain Actions with Respect to the Home Equity Loans in Certain Situations.....................S-51
     Assignment of Home Equity Loans........................................S-52
     Servicing and Sub-Servicing............................................S-53
     Removal and Resignation of Servicer....................................S-57
     The Trustee............................................................S-57
     Reporting Requirements.................................................S-57
     Removal of Trustee for Cause...........................................S-59
     Governing Law..........................................................S-59
     Amendments.............................................................S-59
     Termination of the Trust...............................................S-60
     Optional Termination...................................................S-60
FEDERAL INCOME TAX CONSEQUENCES.............................................S-60
     REMIC Elections........................................................S-60
ERISA CONSIDERATIONS........................................................S-61
RATINGS.....................................................................S-63
LEGAL INVESTMENT CONSIDERATIONS.............................................S-63
UNDERWRITING................................................................S-63
REPORT OF EXPERTS...........................................................S-65
CERTAIN LEGAL MATTERS.......................................................S-65
INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS.................................A-1

                                   PROSPECTUS

SUMMARY OF PROSPECTUS
RISK FACTORS...................................................................
DESCRIPTION OF THE CERTIFICATES................................................
     General...................................................................
     Classes of Certificates...................................................
     Distributions of Principal and Interest...................................
     Book Entry Registration...................................................
     List Owners of Certificates...............................................
THE TRUSTS.....................................................................
     Mortgage Loans............................................................
     Mortgage-Backed Securities................................................
     Other Mortgage Securities.................................................
CREDIT ENHANCEMENT.............................................................
SERVICING OF HOME EQUITY LOANS.................................................
     Payments on Home Equity Loans.............................................
     Advances..................................................................
     Collection and Other Servicing Procedures.................................
     Primary Mortgage Insurance................................................
     Standard Hazard Insurance.................................................
     Title Insurance Policies..................................................
     Claims Under Primary Mortgage Insurance Policies and Standard Hazard
         Insurance Policies; Other Realization Upon Defaulted Loan.............
     Servicing Compensation and Payment of Expenses............................
     Master Servicer...........................................................
THE POOLING AND SERVICING AGREEMENT............................................
     Assignment of Mortgage Assets.............................................
     Evidence as to Compliance.................................................
     The Trustee...............................................................
     Administration of the Security Account....................................
     Reports...................................................................
     Forward Commitments; Pre-Funding..........................................
     Servicer Events of Default................................................
     Rights Upon Servicer Event of Default.....................................
     Amendment.................................................................
     Termination...............................................................
INDENTURE .....................................................................
     General ..................................................................
     Modification of Indenture.................................................
     Note Events of Default....................................................
     Rights Upon Note Events of Default........................................
     Annual Compliance Statements..............................................
     Trustee's Annual Report ..................................................
     Satisfaction and Discharge of Indenture...................................
     Redemption of Notes.......................................................
     Reports of Notes..........................................................
     Reports by Trustee to Note Owners.........................................
     Limitation Suits..........................................................
USE OF PROCEEDS................................................................

THE DEPOSITOR..................................................................
CERTAIN LEGAL ASPECTS OF THE MORTGAGE ASSETS ..................................
     General...................................................................
     Foreclosure...............................................................
     Soldiers' and Sailors' Civil Relief Act...................................
LEGAL INVESTMENT MATTERS.......................................................
ERISA CONSIDERATIONS...........................................................
FEDERAL INCOME TAX CONSEQUENCES................................................
     Federal Income Tax Consequences For REMIC Securities......................
     Taxation of Regular Securities............................................
     Taxation of Residual Securities...........................................
     Treatment of Certain Items of REMIC Income and Expense....................
     Tax-Related Restrictions on Transfer of Residual Security.................
     Sale or Exchange of a Residual Securities.................................
     Taxes That May Be Imposed on the REMIC Pool...............................
     Liquidation of the REMIC Pool.............................................
     Administrative Matters....................................................
     Limitations on Deduction of Certain Expenses..............................
     Taxation of Certain Foreign Investors.....................................
     Backup Withholding........................................................
     Reporting Requirements....................................................
     Federal Income Tax Consequences for Securities as to
         Which No REMIC Election Is Made.......................................
     Standard Securities.......................................................
     Premium and Discount......................................................
     Stripped Securities.......................................................
     Reporting Requirements and Backup Withholding.............................
     Taxation of Certain Foreign Investors.....................................
     Debt Certificates.........................................................
     Notes.....................................................................
     Taxation of Securities Classified as Partnership Interests................
PLAN OF DISTRIBUTION...........................................................
RATINGS........................................................................
LEGAL MATTERS..................................................................
FINANCIAL INFORMATION..........................................................

INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS................................ A-1

                                SUMMARY OF TERMS

     This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the "Index to Location of Principal Defined Terms" for the location of the definitions of certain capitalized terms.

ISSUER:                    IMC Home Equity Loan Trust 199_-__ (the "Trust").

CERTIFICATES OFFERED:      $__________   IMC  Home  Equity  Loan  Asset   Backed
                           Certificates, Series 199_-__, to be issued in the following Classes (each, a "Class"):

                           INITIAL CERTIFICATE   PASS-THROUGH
                           PRINCIPAL BALANCE         RATE         CLASS
                           -------------------   -------------    -----
                           $__________                  ___%      Class A-1 Certificates
                           $__________                  ___%      Class A-2 Certificates
                           $__________                  ___%      Class A-3 Certificates
                           $__________                  ___%      Class A-4 Certificates
                           $__________                  ___%      Class A-5 Certificates
                           $__________                  ___%      Class A-6 Certificates
                           $__________                  ___%      Class A-7 Certificates
                           $__________                  (1)       Class A-8 Certificates

                           (i) On each Payment Date, the Class A-8 Pass-Through Rate will be equal to the lesser of (i) the rate equal to the London interbank offered rate for one-month United States dollar deposits ("LIBOR")(calculated as described under "Description of the Class A Certificates -- Calculation of LIBOR" herein) plus ____% per annum and (ii) the weighted average of the Coupon Rates on the Home Equity Loans in the Adjustable Rate Group, less ____% per annum (the "Available Funds Cap").

                           The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and the Class A-7 Certificates are collectively referred to herein as the "Fixed Rate Certificates" and the Class A-8 Certificates are referred to as the "Adjustable Rate Certificates." The Fixed Rate Certificates and the Adjustable Rate Certificates are collectively referred to as the "Class A Certificates".

DEPOSITOR:                 IMC Securities,  Inc. (the  "Depositor"),  a Delaware
                           corporation.

SELLER AND SERVICER:       Industry Mortgage Company, L.P. (the "Seller" and the
                           "Servicer"),  a  Delaware  limited  partnership.  The
                           Seller's and Servicer's principal executive offices are located at 5901 East Fowler Avenue, Tampa,
                           Florida 33617-2362.

TRUSTEE:                   ____________________  (the  "Trustee"),  a  New  York
                           banking corporation. The Trustee shall receive a fee equal to _____% per annum, payable monthly at one-twelfth the annual rate, of the aggregate outstanding Loan Balance of the Home Equity Loans.

CUT-OFF DATE:              As of the close of  business  on  ___________,  199__
                           (the "Cut-Off Date").

CLOSING DATE:              On or about __________, 199__.

DESCRIPTION OF THE
CERTIFICATES OFFERED:      The  Class  A   Certificates   represent   fractional
                           undivided  interests in the Trust and have the rights
                           described  in the  Pooling  and  Servicing  Agreement
                           dated as of  __________,  199__ among the  Depositor,
                           the  Seller,   the  Servicer  and  the  Trustee  (the
                           "Agreement"). The Trust assets (not all of which will
                           be included in a REMIC election) will include the two
                           Groups  of  home  equity   loans  (the  "Home  Equity
                           Loans"),  all  interest and  principal  due under the
                           respective  Home Equity Loans after the Cut-Off Date,
                           security  interests in the  properties  securing such
                           Home  Equity  Loans  (the  "Properties"),   funds  on
                           deposit in the Pre-Funding  Account,  the Capitalized
                           Interest Account and certain other property. In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver the Insurance
                           Policy to the Trustee for the benefit of the Owners of the Class A Certificates and Class S Certificates.
                           See "Formation of the Trust and Trust Property" herein.

                           On the Closing Date, an aggregate cash amount of $__________ will be deposited in a trust account in the name of the Trustee (the "Pre-Funding Account"). It is intended that additional Home Equity Loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Home Equity Loans") will be purchased by the Trust from the Depositor from time to time on or before __________, 199__ from funds on deposit in the Pre-Funding Account. Each Subsequent Home Equity Loan so acquired by the Trust will be assigned to the [Fixed Rate] Group. As a result, the aggregate principal balance of the Home Equity Loans in the [Fixed Rate] Group will increase by an amount equal to the aggregate principal balance of the Subsequent Home Equity Loans so purchased and the amount in the Pre-Funding Account will decrease proportionately.

                           As described below, on the Closing Date, cash will be deposited in the name of the Trustee in the Capitalized Interest Account (as defined herein). Funds in the Capitalized Interest Account will be applied by the Trustee to cover shortfalls in interest during the Funding Period (as described under "Pre-Funding Account") on the Class A Certificates attributable to the provisions allowing for purchase of Subsequent Home Equity Loans after the Cut-Off Date.

OTHER CERTIFICATES:        In  addition to the Class A  Certificates,  the Trust
                           will issue,  pursuant  to the  Pooling and  Servicing
                           Agreement, (i) [one or more] interest-only Classes of
                           Certificates    (collectively,     the    "Class    S
                           Certificates"), which will represent a fractional undivided interest in the Trust, having the rights described in the Pooling and Servicing Agreement, and
                           (ii) a residual Class of  Certificates  (the "Class R
                           Certificates") which will represent an undivided ownership interest in all of the Home Equity Loans.
                           The Class A Certificates, the Class S Certificates and the Class R Certificates are herein referred to as the "Certificates." Only the Class A Certificates are offered hereby.

DENOMINATIONS:             The Class A  Certificates  are  issuable  in  minimum
                           denominations of an original principal amount of $1,000 and integral multiples thereof, with the exception of one Class A Certificate of each Class, which may be issued in another principal amount.

THE HOME EQUITY LOANS:     The Home Equity  Loans to be conveyed to the Trust by
                           the  Depositor on the Closing Date (the "Initial Home
                           Equity Loans") consist of ______ fixed rate
                           conventional home equity loans and the Notes relating
                           thereto. The Initial Home Equity Loans are secured by
                           first and  second  lien  mortgages  or deeds of trust
                           primarily  on  one-  to  four-   family   residential
                           properties  located in ___ states and the District of
                           Columbia.   No   Loan-to-Value   Ratio   (based  upon
                           appraisals  made at the  time of  origination  of the
                           related  Initial  Home Equity  Loan)  relating to any
                           Initial  Home  Equity  Loan  exceeded  ___% as of the
                           Cut-Off  Date except for ___ loans with an  aggregate
                           Loan Balance of  $________________  (or _____% of the
                           aggregate  Loan  Balance of the  Initial  Home Equity
                           Loans),  which had a Loan-to- Value Ratio not greater
                           than ___%.  None of the Initial Home Equity Loans are
                           insured by pool  mortgage  insurance  policies and no
                           significant  portion of the Initial Home Equity Loans
                           are insured by primary mortgage  insurance  policies;
                           however,  certain  distributions due to the Owners of
                           the Class A  Certificates  (the "Owners") are insured
                           by the Certificate  Insurer pursuant to the Insurance
                           Policy. See "The Insurance  Policy".  The Home Equity
                           Loans are not guaranteed by the Depositor, the Seller
                           or any of their  affiliates.  The Home  Equity  Loans
                           will  be  serviced  by  the  Servicer   generally  in
                           accordance with the standards and procedures required
                           by FNMA for FNMA  mortgage-backed  securities  and in
                           accordance   with  the  terms  of  the   Pooling  and
                           Servicing Agreement.

                           Fixed Rate Group. As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group was $____________; the weighted average interest rate (the "Coupon Rate") of the Initial Home Equity Loans in the Fixed Rate Group was _______; the Coupon Rates of the Initial Home Equity Loans in the Fixed Rate Group ranged from _______% to _______%; the weighted average combined Loan-to-Value Ratio of the Initial Home Equity Loans in the Fixed Rate Group was ________; the weighted average remaining term to maturity of the Initial Home Equity Loans in the Fixed Rate Group was _____ months; and the remaining terms to maturity of the Initial Home Equity Loans in the Fixed Rate Group ranged from ____ months to ____ months. As of the Cut-Off Date, _____% of the Initial Home Equity Loans in the Fixed Rate Group were secured by first mortgages and _____% of the Initial Home Equity Loans in the Fixed Rate Group were secured by second mortgages. The maximum and minimum Loan Balances of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were $____________ and $____________, respectively.
                           Home Equity Loans in the Fixed Rate Group containing "balloon" payments represented not more than ______% of the Initial Home Equity Loans in the Fixed Rate Group. No Initial Home Equity Loan in the Fixed Rate Group will mature later than ___________________. See "The Home Equity Loan Pool--Initial Home Equity Loans" -- Fixed Rate Group herein.

                           Adjustable Rate Group. As of the Cut-Off Date, _____% of the Home Equity Loans in the Adjustable Rate Group bear interest at rates that adjust semiannually based on the London interbank offered rate for six-month United States dollar deposits ("Six Month LIBOR"); _____% of the Home Equity Loans in the Adjustable Rate Group adjust annually based on the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year ("CMT Loans"); and ______% of the Home Equity Loans in the Adjustable Rate Group bear interest at a fixed rate from the date of their origination until the fifth anniversary date from the date of origination and, for the remaining 25 years of their term, bear interest at a variable rate that adjusts in the same manner as CMT Loans ("5/25 Loans"). The Coupon Rates with respect to all of the Home Equity

                           Loans in the Adjustable Rate Group are subject to periodic and lifetime interest rate adjustment caps. See "The Home Equity Loan Pool -- Initial Home Equity Loans in the Adjustable Rate Group" herein.

                           As of the Cut-Off Date, the average Loan Balance of the Home Equity Loans in the Adjustable Rate Group was $__________; the weighted average Coupon Rate of the Home Equity Loans in the Adjustable Rate Group was _______%; the Coupon Rates of the Home Equity
                           Loans in the Adjustable Rate Group ranged from ______% to ______%; the weighted average maximum Coupon Rate of the Home Equity Loans in the
                           Adjustable  Rate  Group  was  _______%;  the  maximum
                           Coupon Rates of the Home Equity Loans in the Adjustable Rate Group ranged from ______% to _____%; the weighted average minimum Coupon Rate of the Home Equity Loans in the Adjustable Rate Group was ______%; the minimum Coupon Rates of the Home Equity Loans in the Adjustable Rate Group ranged from _____% to _____%; the weighted average Loan-to-Value Ratio of the Home Equity Loans in the Adjustable Rate Group was _____%; the weighted average remaining term to maturity of the Home Equity Loans in the Adjustable Rate Group was _____ months; and the remaining terms to maturity as of the Cut-Off Date of the Home Equity Loans in the Adjustable Rate Group ranged from ___ months to ___ months. All of the Home Equity Loans in the Adjustable Rate Group are secured by first mortgages. The maximum and minimum Loan Balance of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was $___________ and $__________,
                           respectively. None of the Home Equity Loans in the Adjustable Rate Group contain "balloon" payments. No Home Equity Loans in the Adjustable Rate Group will mature later than __________, ____. See "The Home Equity Loan Pool-- Initial Home Equity Loans--Adjustable Rate Group."

                           All of the Home Equity Loans in the Adjustable Rate Group have maximum Coupon Rates. The weighted average maximum Coupon Rate of the Home Equity Loans in the Adjustable Rate Group is ______%, with maximum Coupon Rates that range from approximately _____% to _____%. The Home Equity Loans in the Adjustable Rate Group have a weighted average margin as of the Cut-Off Date of _______%. The margin for the Home Equity Loans in the Adjustable Rate Group ranges from ______% to _____%.

                           With respect to the Six-Month LIBOR Loans, the lowest margin over the index is _____%, and the highest margin over the index is _____% and the weighted average margin over the index is _____%. With respect to the CMT Loans, the lowest margin over the index is _____%, the highest margin over the index is _____% and the weighted average margin over the index is _____%. With respect to the 5/25 Loans, after their fixed rate period ends, the lowest margin over the index is _____%, the highest margin over the index is _____% and the weighted average margin over the index is _____%.

FINAL SCHEDULED PAYMENT
 DATE: The Final Scheduled Payment Dates for each of the respective classes of Class A Certificates are as set forth below, although it is anticipated that the actual final Payment Date for each Class of Class A Certificates will occur significantly earlier than the related Final Scheduled Payment Date. See "Prepayment and Yield Considerations" herein.

                                                                 Final Scheduled
                                                                   Payment Date
                                                                 ---------------
                           Class A-1 Certificates
                           Class A-2 Certificates
                           Class A-3 Certificates
                           Class A-4 Certificates
                           Class A-5 Certificates
                           Class A-6 Certificates
                           Class A-7 Certificates
                           Class A-8 Certificates

CLASS A DISTRIBUTIONS:
         GENERAL: On the ___ day of each month, or if such a day is not a Business Day, then the next succeeding Business
                           Day, commencing __________, 199__ (each such day being a "Payment Date"), the Trustee will be required to distribute to the Owners of the Fixed Rate Certificates of record as of the last day of the calendar month preceding the month in which such
                           Payment Date occurs and to the Owners of the Adjustable Rate Certificates of record as of the day immediately preceding such Payment Date (each, such date, the "Record Date") the "Class A Distribution Amount" which shall be the sum of (x) Class A Current Interest and (y) the Class A Principal Distribution Amount. Such amounts shall be allocated to the Class A Certificates in the manner described below.

                           A "Business Day" is any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York and Tampa, Florida are authorized or obligated by law or executive order to be closed.

                           For each Payment Date, interest due with respect to the Fixed Rate Certificates will be interest which has accrued thereon at the applicable Pass-Through Rate during the calendar month immediately preceding the month in which such Payment Date occurs; the interest due with respect to the Adjustable Rate Certificates will be the interest which has accrued thereon at the Class A-8 Pass- Through Rate from the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date. Each period referred to in the prior sentence relating to the accrual of interest is the "Accrual Period" for the related Class A Certificates. All calculations of interest on the Fixed Rate Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months. Calculations of interest on the Adjustable Rate Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

ALLOCATIONS OF INTEREST
  AND PRINCIPAL:           The  Class A  Distribution  Amount  relating  to each
                           Group of Home Equity Loans for each Payment Date (to the extent funds are available therefor) shall be allocated among the Class A Certificates in the following amounts and in the following order of priority:

                           (i) First, to the Owners of the Class A Certificates of the related Group, the related Current Interest for such Certificates on a pro rata basis without any priority among such Class A Certificates.

                           (ii) Second, to the Owners of the Class A Certificates, (A) the Class A Principal Distribution Amount (as defined below under the heading "Principal" applicable to the Fixed Rate Group shall be distributed as follows: (I) first, to the Owners of the Class A-1 Certificates until the Class A-1 Certificate Principal Balance is reduced to zero;
                           (II) second, to the Owners of the Class A-2 Certificates until the Class A-2 Certificate Principal Balance is reduced to zero; (III) third, to the Owners of the Class A-3 Certificates until the Class A-3 Certificate Principal Balance is reduced to zero; (IV) fourth, to the Owners of the Class A-4 Certificates until the Class A-4 Certificate Principal Balance is reduced to zero; (V) fifth, to the Owners of the Class A-5 Certificates until the Class A-5 Certificate Principal Balance is reduced to zero; (VI) sixth, to the Owners of the Class A-6 Certificates until the Class A-6 Certificate Principal Balance is reduced to zero; and (VII) seventh, to the Owners of the Class A-7 Certificates until the Class A-7 Certificate Principal Balance is reduced to zero and (B) the Class A Principal Distribution Amount applicable to the Adjustable Rate Group shall be distributed to the Owners of the Class A-8 Certificates until the Class A-8 Certificate Principal Balance is reduced to zero.

         PRINCIPAL:        The Owners of the related Class A  Certificates  will
                           be entitled to receive on each Payment  Date,  in the
                           manner and priority set forth  herein,  to the extent
                           funds  are  available  therefor  after  the  Class  A
                           Current  Interest is distributed to the Owners of the
                           Class  A  Certificates,  a  monthly  distribution  in
                           reduction  of  the  Class  A  Certificate   Principal
                           Balance in the amount described herein.

                           The Fixed Rate Certificates are "sequential pay" classes such that the Owners of the Class A-7 Certificates will receive no payments of principal until the Class A- 6 Certificate Principal Balance has been reduced to zero, the Owners of the Class A-6 Certificates will receive no payments of principal until the Class A-5 Certificate Principal Balance has been reduced to zero, the Owners of the Class A-5 Certificates will receive no payments of principal until the Class A-4 Certificate Principal Balance has been reduced to zero, the Owners of the Class A-4 Certificates will receive no payments of principal until the Class A-3 Certificate Principal Balance has been reduced to zero, the Owners of the Class A-3 Certificates will receive no payments of principal until the Class A-2 Certificate Principal Balance has been reduced to zero, and the Owners of the Class A-2 Certificates will receive no payments of principal until the Class A-1 Certificate Principal Balance has been reduced to zero.

                           On each Payment Date, distributions in reduction of the Certificate Principal Balance of the related Class of Class A Certificates will be made in the amounts described herein. The "Class A Principal Distribution Amount" for each Home Equity Loan Group and Payment Date shall be the lesser of:

                           (a) the Total Available Funds (as defined herein) for the related Home Equity Loan Group plus any Insured Payment with respect to the related Class A Certificates minus the related Class A Current Interest for such Payment Date with respect to the related Class A Certificates; and

                           (b) the excess, if any, of

                                    (i) the sum of:

                                    (A) the Preference Amount with respect to principal owed to an Owner of the Class A Certificates for the related Home Equity Loan Group that remains unpaid as of such Payment Date;

                                    (B) the  principal  portion of all scheduled
                                    monthly payments on the Home Equity Loans in
                                    the related Home Equity Loan Group due on or
                                    prior to the  related Due Date  thereof,  to
                                    the extent actually  received by the Trustee
                                    during the related Remittance Period and any
                                    Prepayments   made  by  the  Mortgagors  and
                                    actually received by the Trustee during the related Remittance Period;

                                    (C) the  balance  of each Home  Equity  Loan
                                    (the "Loan  Balance")  in the  related  Home
                                    Equity Loan Group that was repurchased by the Seller or purchased by the Servicer on or prior to the related Monthly Remittance Date, to the extent such Loan Balance is actually received by the Trustee during the related Remittance Period;

                                    (D)  any  Substitution   Amounts  (i.e.  the
                                    excess,  if any,  of the Loan  Balance  of a
                                    Home  Equity  Loan being  replaced  over the
                                    outstanding    principal    balance   of   a
                                    replacement  Home Equity  Loan plus  accrued
                                    and unpaid interest) delivered by the Seller
                                    on the related  Monthly  Remittance  Date in
                                    connection  with  a  substitution  of a Home
                                    Equity Loan in the related  Home Equity Loan
                                    Group  (to  the  extent  such   Substitution
                                    Amounts relate to principal),  to the extent
                                    such   Substitution   Amounts  are  actually
                                    received  by  the  Trustee  on  the  related
                                    Remittance Date;

                                    (E) all Net  Liquidation  Proceeds  actually
                                    collected  by the  Servicer  with respect to
                                    the Home Equity  Loans in the  related  Home
                                    Equity   Loan  Group   during  the   related
                                    Remittance  Period (to the  extent  such Net
                                    Liquidation Proceeds relate to principal), to the extent such Net Liquidation Proceeds are actually received by the Trustee;

                                    (F) the amount of any Subordination Deficit with respect to the related Home Equity Loan Group for such Payment Date;

                                    (G) the portion of the proceeds received with respect to the related Home Equity Loan Group by the Trustee upon termination of the Trust (to the extent such proceeds relate to principal);

                                    (H) with  respect to the [Fixed  Rate] Group
                                    only,   on  the  Payment  Date   immediately
                                    following   the  last  day  of  the  Funding
                                    Period, all amounts remaining on deposit in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during the Funding Period; and

                                    (I) the amount of any Subordination Increase
                                    Amount  with  respect  to the  related  Home
                                    Equity Loan Group for such  Payment  Date to
                                    the  extent  of  any  Net   Monthly   Excess
                                    Cashflow available for such purpose;

                                                   over

                                    (ii)  the   amount   of  any   Subordination
                                    Reduction Amount with respect to the related
                                    Home  Equity  Loan  Group  for such  Payment
                                    Date;

                           The "Preference Amount" is any amount previously distributed to an Owner on a Class A Certificate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (Title 11 of the United States Code).

                           The "Remittance Period" with respect to any Monthly Remittance Date is the second day of the month immediately preceding such Monthly Remittance Date to the first day of the month in which such Monthly Remittance Date occurs. A "Monthly Remittance Date" is any date on which funds on deposit in the Principal and Interest Account are remitted to the Certificate Account, which is the ____ day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in _____________, 199__.

                           A "Subordination Deficit" with respect to a Payment Date is the amount, if any, by which (x) the aggregate Class A Certificate Principal Balance, after taking into account all distributions to be made on such Payment Date, exceeds (y) the sum of (i) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the related Remittance Period and (ii) the amount, if any, on deposit in the Pre-Funding Account as of the close of business on the last day of the related Remittance Period.

MONTHLY SERVICING  FEE:    The Servicer will retain a fee (the "Servicing  Fee")
                           equal  to  _____%  per  annum,   payable  monthly  at
                           one-twelfth the annual rate of the then outstanding principal balance of each Home Equity Loan as of the first day of each Remittance Period.

CREDIT ENHANCEMENT:        The credit  enhancement  provided  for the benefit of
                           the Owners of the Class A  Certificates  consists  of
                           (x)       the        overcollateralization        and
                           crosscollateralization  mechanics  which  utilize the
                           internal   cash  flows  of  the  Trust  and  (y)  the
                           Insurance Policy.

                           Overcollateralization. The credit enhancement provisions of the Trust result in a limited acceleration of the Class A Certificates (in the aggregate) relative to the amortization of the related Home Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the related Class A
                           Certificate Principal Balance. This acceleration feature creates with respect to each Home Equity Loan Group, overcollateralization (i.e., the excess of the aggregate outstanding Loan Balance of the Home Equity Loans in the related Home Equity Loan Group over the aggregate Class A Certificate Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease.

                           The Pooling and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization with respect to a Home Equity Loan Group may increase or decrease over time. An increase would result in a temporary period of accelerated amortization of the related Class of Class A Certificates to increase the actual level of overcollateralization to its required level; a decrease would result in a temporary period of decelerated amortization to reduce the actual level of overcollateralization to its required level.

                           As a result of the "sequential pay" feature of the Fixed Rate Certificates, any such accelerated principal will be paid to that Class of the Fixed Rate Certificates then entitled to receive distributions of principal.

                           Crosscollateralization. In addition to the foregoing, the Pooling and Servicing Agreement provides for crosscollateralization through the application of excess amounts generated by one Home Equity Loan Group to fund shortfalls in Available Funds and the required overcollateralization level in the other Home Equity Loan Group, subject to certain prior debt service and credit enhancement requirements of such Home Equity Loan Group.

                           See  "Prepayment and Yield  Considerations",  "Credit
                           Enhancement  --   Overcollateralization   Provisions"
                           herein and "Credit Enhancement" in the Prospectus.

                           Certificate Insurance Policy. ____________________ (the "Certificate Insurer") will issue a certificate guaranty insurance policy (the "Insurance Policy") pursuant to which it will irrevocably and unconditionally guarantee payment on each Payment Date to the Trustee for the benefit of the holders of each Class of Class A Certificates of an amount equal to the Class A Distribution Amount for such Payment Date. The amount of the actual payment, if any, made by the Certificate Insurer to the Owners of the Class A Certificates under the Insurance Policy on each Payment Date (the "Insured Payment") is the sum of
                           (i) any shortfall in the amount required to pay the Subordination Deficit for such Payment Date from a source other than the Insurance Policy, (ii) any shortfall in the amount required to pay Class A Current Interest for such Payment Date from a source other than the Insurance Policy and (iii) any shortfall in the amount required to pay the Preference Amount for such Payment Date from a source other than the Insurance Policy. The effect of the Insurance Policy is to guaranty the timely payment of interest on, and the ultimate payment of the principal amount of, each Class of Class A Certificates.

                           Except upon the occurrence of a Certificate Insurer Default, the Certificate Insurer shall have the right to exercise certain rights of the Owners of the related Class A Certificates, as specified in the Pooling and Servicing Agreement, without any consent of such Owners; and such Owners may exercise such rights only with the prior written consent of the Certificate Insurer, except as provided in the Pooling and Servicing Agreement. In addition, to the extent of unreimbursed payments under the Insurance Policy, the Certificate Insurer will be subrogated to the rights of the Owners of the related Class A Certificates on which such Insured Payments were made. In connection with each Insured Payment on a related Class A Certificate, the Trustee, as attorney-in-fact for the Owner thereof, will be required to assign to the Certificate Insurer the rights of such Owner with respect to the Class A Certificate to the extent of such Insured Payment. "Certificate Insurer Default" is defined under the Pooling and Servicing Agreement as (x) the failure by the Certificate Insurer to make a required payment under the Insurance Policy or (y) the bankruptcy or insolvency of the Certificate Insurer.

                           The  Certificate  Insurer  is  an  insurance  company
                           engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset- backed and other collateralized securities offered in domestic and foreign markets. The Certificate Insurer's claims paying ability is rated "Aaa" by Moody's Investors Services, Inc. ("Moody's") and "AAA" by each of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("Standard & Poor's"). See "The Certificate Insurer" herein.

PRE-FUNDING ACCOUNT:       On the Closing  Date,  an aggregate  cash amount (the
                           "Pre-Funded  Amount"),  of  $______________  will  be
                           deposited in the  Pre-Funding  Account  which account
                           will  be in the  name  of,  and  maintained  by,  the
                           Trustee  on behalf of the Trust and which may be used
                           to acquire  Subsequent Home Equity Loans for addition
                           to the Fixed  Rate  Group.  During  the  period  (the
                           "Funding  Period")  from the  Closing  Date until the
                           earliest  of (i) the  date on  which  the  amount  on
                           deposit  in the Pre-  Funding  Account  is less  than
                           $______,  (ii) the date on which an event of  default
                           under the Pooling and Servicing  Agreement occurs and
                           (iii) _______,  199__, the Pre-Funded  Amount will be
                           maintained  in  the  Pre-Funding  Account.  The  Pre-
                           Funded  Amount  will be reduced  during  the  Funding
                           Period  by  the  amount   thereof  used  to  purchase
                           Subsequent  Home Equity Loans in accordance  with the
                           Pooling  and  Servicing  Agreement.  Subsequent  Home
                           Equity Loans purchased by and added to the Fixed Rate
                           Group  on any  date  (each,  a  "Subsequent  Transfer
                           Date")  must  satisfy the  criteria  set forth in the
                           Pooling  and  Servicing   Agreement.   The  aggregate
                           principal  amount of  Subsequent  Home  Equity  Loans
                           which   may   be    acquired    by   the   Trust   is
                           $________________. Any Pre-Funded Amount remaining at
                           the end of the Funding  Period will be distributed to
                           the  Owners of the  related  Class of the Fixed  Rate
                           Certificates  then  entitled  to  receive  payment of
                           principal on the Payment Date in ________,  199__, in
                           reduction   of  the  related   Class  A   Certificate
                           Principal Balance of such Owners' Certificates, thus resulting in a partial principal prepayment of such Class of Fixed Rate Certificates as specified herein under "Description of the Class A Certificates--
                           Distributions." All interest and other investment earnings on amounts on deposit in the Pre- Funding
                           Account will be deposited in the Capitalized Interest
                           Account. The Pre- Funding Account will not be an asset of either REMIC.

CAPITALIZED INTEREST
  ACCOUNT: On the Closing Date, cash in an amount satisfactory to the Certificate Insurer will be deposited in a trust account (the "Capitalized Interest Account") in the name of, and maintained by, the Trustee on behalf of the Trust. During the Funding Period, the amount on deposit in the Capitalized Interest Account, including reinvestment income thereon, will be used by the Trustee to fund the excess, if any, of (i) the sum of the amount of interest accruing during the related interest accrual period at the weighted average of the Pass-Through Rates of the Fixed Rate Certificates on the amount by which the aggregate Class A Certificate Principal Balance of the Fixed Rate Certificates exceeds the aggregate Loan Balance of the Home Equity Loans in the Fixed Rate Group plus the Class S Distribution Amount (as defined in the Pooling and Servicing Agreement) plus any Trustee Reimbursable Expenses and amounts payable to the Certificate Insurer as premium on the Insurance Policy (the "Premium Amount") accruing during the related interest accrual period on such excess balance over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account. Such amounts on deposit will be so applied by the Trustee on the first two Payment Dates to fund any such excess. Any amounts remaining in the

                           Capitalized Interest Account not needed for such purpose will be paid to the depositors of such funds at the end of the Funding Period. The Capitalized Interest Account will not be an asset of either REMIC.

MANDATORY PREPAYMENT OF
CERTIFICATES:              Although no  assurance  can be given,  it is intended
                           that the principal  amount of Subsequent  Home Equity
                           Loans  sold to the Trust and added to the Fixed  Rate
                           Group will require  application of substantially  all
                           of  the  original  Pre-Funded  Amount  and  it is not
                           intended  that there will be any  material  amount of
                           principal  prepaid  to the  Owners of the Fixed  Rate
                           Certificates  from the  Pre-Funding  Account.  In the
                           event that the Depositor is unable to sell Subsequent
                           Home Equity  Loans to the Trust in an amount equal to
                           the original Pre-Funded Amount, principal prepayments
                           to Owners  of the  related  Class of the  Fixed  Rate
                           Certificates  then  entitled  to receive  payments of
                           principal   will  occur  on  the   Payment   Date  in
                           __________ 199__ in an amount equal to the Pre-Funded
                           Amount remaining at the end of the Funding Period.

BOOK-ENTRY REGISTRATION OF
THE CLASS A CERTIFICATES   Each Class of Class A Certificates  will initially be
                           issued  in   book-entry   form.   Persons   acquiring
                           beneficial   ownership  interests  in  such  Class  A
                           Certificates  ("Beneficial Owners") may elect to hold
                           their interests  through The Depository Trust Company
                           ("DTC").  Transfers  within DTC will be in accordance
                           with  the  usual  rules  and   operating   procedures
                           thereof.  So long as the  Class  A  Certificates  are
                           Book-Entry  Certificates  (as defined  herein),  such
                           Certificates   will  be  evidenced  by  one  or  more
                           Certificates  registered  in the  name  of Cede & Co.
                           ("Cede"),   as  the  nominee  of  DTC.  The  Class  A
                           Certificates will initially be registered in the name
                           of  Cede.   The  interests  of  the  Owners  of  such
                           Certificates  will be represented by  book-entries on
                           the records of DTC and participating members thereof.
                           No  Beneficial  Owner will be  entitled  to receive a
                           definitive  certificate  representing  such  person's
                           interest,   except  in  the  event  that   Definitive
                           Certificates (as defined herein) are issued under the
                           limited    circumstances    described   herein.   All
                           references in this Prospectus Supplement to any Class
                           A  Certificates  reflect  the  rights  of  Beneficial
                           Owners only as such rights may be  exercised  through
                           DTC and its  participating  organizations for so long
                           as such  Class A  Certificates  are held by DTC.  See
                           "Description of the Class A Certificates-- Book-Entry
                           Registration of the Class A Certificates" herein, and
                           "Description    of    the    Certificates--Book-Entry
                           Registration" in the Prospectus.

OPTIONAL TERMINATION:      The Owners of the Class R Certificates  will have the
                           right to purchase  all the Home  Equity  Loans on any
                           Monthly  Remittance  Date  when  the  aggregate  Loan
                           Balance  of the Home  Equity  Loans has  declined  to
                           ____%  or  less  of  the  sum  of  (x)  the  Original
                           Aggregate   Loan   Balance   plus  (y)  the  original
                           Pre-Funded Amount (such sum, the "Maximum  Collateral
                           Amount").    See   "The    Pooling   and    Servicing
                           Agreement--Optional Termination" herein.

RATINGS: It is a condition of issuance of the Class A Certificates that the Class A Certificates receive ratings of "AAA" by Standard & Poor's, and "Aaa" by Moody's. Standard & Poor's and Moody's are referred to herein collectively as the "Rating Agencies". A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity. See "Ratings" herein. No person is obligated to maintain any rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to any Class of Certificates upon initial issuance thereof will not be lowered or withdrawn at any time thereafter.

FEDERAL TAX ASPECTS:       For federal income tax purposes, the Trust (exclusive
                           of  the  Pre-Funding   Account  and  the  Capitalized
                           Interest   Account)   created  by  the   Pooling  and
                           Servicing  Agreement  will consist of two  segregated
                           asset  pools (the  "Upper  Tier  REMIC" and the "Base
                           REMIC") with respect to which  elections will be made
                           to treat each as a  separate  "real  estate  mortgage
                           investment   conduit"   ("REMIC").    The   Class   A
                           Certificates   will  be   designated  as  a  "regular
                           interest"   in  the   Upper-Tier   REMIC   and   such
                           Certificates will be treated as debt instruments of the Upper-Tier REMIC for federal income tax purposes.
                           The Class R Certificates will be designated as the sole "residual interest" in the Upper-Tier REMIC.

                           Owners of the Class A Certificates, including Owners that generally report income on the cash method of accounting, will be required to include interest on the Class A Certificates in income in accordance with the accrual method of accounting. In addition, the Class A Certificates may be considered to have been issued with original issue discount or at a premium. Any such original issue discount will be includible in the income of the Owner as it accrues under a method taking into account the compounding of interest and using the Prepayment Assumption described herein. Premium may be deductible by the Owner either as it accrues or when principal is received. No representation is made as to whether the Home Equity Loans will prepay at the assumed rate, or any other rate. See "Prepayment and Yield Considerations" herein. In general, as a result of the qualification of the Class A Certificates as regular interests in a REMIC, the Class A Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Internal Revenue Code of 1986, as amended (the "Code"), "regular . . . interest(s) in a REMIC" under Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c) of the Code in the same proportion that the assets in the REMIC consist of qualifying assets under such sections. In addition, interest on the Class A Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c) of the Code to the extent that such Class A Certificates are treated as "real estate assets" under Section 856(c) of the Code. For further information regarding the federal income tax consequences of investing in the Class A Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

ERISA CONSIDERATIONS:      Subject to the considerations  discussed under "ERISA
                           Considerations" herein, the Class A Certificate may be purchased by employee benefit plans that are subject to ERISA. See "ERISA Considerations" herein and in the Prospectus.

LEGAL INVESTMENT
  CONSIDERATIONS:          Although the Fixed Rate  Certificates are expected to
                           be rated  "AAA" by  Standard  & Poor's  and  "Aaa" by
                           Moody's, the Class A Certificates will not constitute
                           "mortgage  related  securities"  for  purposes of the
                           Secondary  Mortgage  Market  Enhancement  Act of 1984
                           ("SMMEA")  because  the  Home  Equity  Loans  include
                           second liens.  Accordingly,  many  institutions  with
                           legal   authority  to  invest  in  comparably   rated
                           securities based on first home equity loans may not be legally authorized to invest in the Fixed Rate
                           Certificates.

                           [The Class A-8 Certificates will constitute "mortgage related securities "for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As such, the Class A-8 Certificates will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA. In addition, institutions whose activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities.] See "Legal Investment Considerations" herein.

                                  RISK FACTORS

     Prospective investors in the Class A Certificates should consider, among other things, the following risk factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with the purchase of the Class A Certificates.

     SENSITIVITY TO PREPAYMENTS. The majority of the Home Equity Loans may be prepaid by the related Mortgagors in whole or in part, at any time without payment of any prepayment fee or penalty. In addition, a substantial portion of the Home Equity Loans contain due-on-sale provisions which, to the extent enforced by the Servicer, will result in prepayment of such Home Equity Loans. See "Prepayment and Yield Considerations" herein and "Certain Legal Aspects of the Home Equity Loans--Enforceability of Certain Provisions" in the Prospectus. The rate of prepayments on fixed rate home equity loans, such as the Home Equity Loans, is sensitive to prevailing interest rates. Generally, if prevailing interest rates fall significantly below the interest rates on the Home Equity Loans, the Home Equity Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the Home Equity Loans. Conversely, if prevailing interest rates rise significantly above the interest rates on the Home Equity Loans, the rate of prepayments is likely to decrease. The average life of each Class of Class A Certificates, and, if purchased at other than par, the yields realized by Owners of the Class A Certificates will be sensitive to levels of payment (including prepayments relating to the Home Equity Loans (the "Prepayments")) on the Home Equity Loans. In general, the yield on a Class of Class A Certificates that is purchased at a premium from the outstanding principal amount thereof will be adversely affected by a higher than anticipated level of Prepayments of the Home Equity Loans and enhanced by a lower than anticipated level. Conversely, the yield on a Class of Class A Certificates that is purchased at a discount from the outstanding principal amount thereof will be enhanced by a higher than anticipated level of Prepayments and adversely affected by a lower than anticipated level. See "Prepayment and Yield Considerations" herein.

     NATURE OF COLLATERAL; JUNIOR LIENS. Because _____% of the aggregate Loan Balance of the Initial Home Equity Loans are secured by second liens subordinate to the rights of the mortgagee or beneficiary under the related first mortgage or deed of trust, the proceeds from any liquidation, insurance or condemnation proceedings with respect to such Home Equity Loans will be available to satisfy the outstanding balance of a Home Equity Loan only to the extent that the claims of such first mortgagee or beneficiary have been satisfied in full, including any related foreclosure costs. In addition, a second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on the first mortgage in the event the mortgagor is in default thereunder. In servicing second mortgages in its portfolio, it is generally the Servicer's practice to satisfy the first mortgage at or prior to the foreclosure sale. The Servicer may also advance funds to keep the first mortgage current until such time as the Servicer satisfies the first mortgage. The Trust will have no source of funds (and may not be permitted under the REMIC provisions of the Code) to satisfy the first mortgage or make payments due to the first mortgagee. The Servicer generally will be required to advance such amounts in accordance with the Pooling and Servicing Agreement. See "The Pooling and Servicing Agreement -- Servicing and Sub-Servicing" herein.

     An overall decline in the residential real estate market, the general condition of a Property, or other factors, could adversely affect the values of the Properties such that the outstanding balances of the Home Equity Loans, together with any senior liens on the Properties, equal or exceed the value of the Properties. A decline in the value of a Property would affect the interest of the Trust in the Property before having any effect on the interest of the related first mortgagee, and could cause the Trust's interest in the Property to be extinguished. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on the Home Equity Loans could be higher than those currently experienced in the mortgage lending industry in general. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Home Equity Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Trust.

     RISK OF HOME EQUITY LOAN RATES REDUCING THE CLASS A-8 PASS-THROUGH RATE. The calculation of the Class A-8 Pass-Through Rate is based upon (i) the value of an index (LIBOR) which is different from the value of the index applicable to the Home Equity Loans as described under "The Home Equity Loan Pool -- Initial Home Equity Loans -- Adjustable Rate Group" (either as a result of the use of a different rate determination date or rate adjustment date) and (ii) the weighted average on the Coupon Rates of the Adjustable Rate Group Home Equity Loans, which are subject to periodic adjustment caps, maximum rate caps and minimum rate floors. ____% of the Home Equity Loans in the Adjustable Rate Group adjust semi-annually based upon Six-Month LIBOR and ___% of the Home Equity Loans in the Adjustable Rate Group adjust annually based on the weekly average yield on U.S. Treasury securities, whereas the Pass-Through Rate on the Class A-8 Certificates adjusts monthly based upon LIBOR as described under "Description of the Class A Certificates -- Calculation of LIBOR" herein, subject to the Available Funds Cap. Consequently, the interest which becomes due on the Home Equity Loans in the Adjustable Rate Group (net of the Servicing Fee, the Premium Amount and the Trustee Fee related to the Adjustable Rate Group) during any Remittance Period may not equal the amount of interest that would accrue at LIBOR plus the margin on the Class A-8 Certificates during the related Accrual Period. In particular, the Class A-8 Pass-Through Rate adjusts monthly, while the interest rates of the Home Equity Loans in the Adjustable Rate Group adjust less frequently with the result that the Available Funds Cap may limit increases in the Class A-8 Pass-Through Rate for extended periods in a rising interest rate environment. In addition, LIBOR and Six-Month LIBOR or the rate on U.S. Treasury securities may respond to different economic and market factors, and there is not necessarily a correlation between them. Thus, it is possible, for example, that LIBOR may rise during periods in which Six-Month LIBOR or the rate on U.S. Treasury Securities is stable or is falling or that, even if both LIBOR and Six-Month LIBOR or the rate on U.S. Treasury Securities rise during the same period, LIBOR may rise more rapidly than Six-Month LIBOR or the rate on U.S. Treasury Securities. Furthermore, if the Available Funds Cap determines the Class A-8 Pass-Through Rate for a Payment Date, the value of the Class A-8 Certificates may be temporarily or permanently reduced.

     THE SUBSEQUENT HOME EQUITY LOANS AND THE PRE-FUNDING ACCOUNT. If the principal amount of eligible Home Equity Loans available during the Funding Period and sold to the Trust is less than 100% of the Pre-Funded Amount, prepayments of principal will be made to Owners of the [Fixed Rate] Certificates as described herein. See "Social, Economic and Other Factors" below. In addition, any conveyance of Subsequent Home Equity Loans is subject to the following conditions, among others (i) each such Subsequent Home Equity Loan must be accepted by the Certificate Insurer and must satisfy the representations and warranties specified in the agreement pursuant to which such Subsequent Home Equity Loans are transferred to the Trust (each, a "Subsequent Transfer Agreement") and in the Pooling and Servicing Agreement; (ii) the Seller will not select such Subsequent Home Equity Loans in a manner adverse to the interest of the Owners of the [Fixed Rate] Certificates or the Certificate Insurer; (iii) the Seller will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Home Equity Loans; and (iv) as of each cut-off date (each, a "Subsequent Cut-Off Date") applicable thereto, the Home Equity Loans at that time, including the Subsequent Home Equity Loans to be conveyed by the Seller as of such Subsequent Cut-Off Date, will satisfy the criteria set forth in the Pooling and Servicing Agreement, as described herein under "The Home Equity Loan Pool--Conveyance of Subsequent Home Equity Loans" herein.

     To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Home Equity Loans by the Trust for inclusion in the [Fixed Rate] Group by the end of the Funding Period, the Owners of the Class of [Fixed Rate] Certificates then entitled to receive payments of principal will receive a prepayment of principal in an amount equal to the Pre-Funded Amount remaining in the Pre-Funding Account on the Payment Date in ______ 199__. Although no assurances can be given, the Depositor intends that the principal amount of Subsequent Home Equity Loans sold to the Trust will require the application of substantially all amounts on deposit in the Pre-Funding Account and that therefore there will be no material principal prepayment to the Owners of the [Fixed Rate] Certificates.

     Each Subsequent Home Equity Loan must satisfy the eligibility criteria referred to above at the time of its addition. However, Subsequent Home Equity Loans may have been originated or purchased by the Seller using credit criteria different from those which were applied to the Initial Home Equity Loans and may be of a different credit quality. Therefore, following the transfer of Subsequent Home Equity Loans to the [Fixed Rate] Group, the aggregate characteristics of the Home Equity Loans then held in the [Fixed Rate] Group may vary from those of the Initial Home Equity Loans in the [Fixed Rate] Group. See "The Home Equity Loan Pool--Conveyance of Subsequent Home Equity Loans" herein.

     SOCIAL, ECONOMIC AND OTHER FACTORS. The ability of the Trust to invest in Subsequent Home Equity Loans is largely dependent upon the ability of the Seller to originate or purchase additional home equity loans. The ability of the Seller to originate or purchase additional home equity loans may be affected by a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, the Seller is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect its origination ability or its ability to purchase additional home equity loans.

     OTHER LEGAL CONSIDERATIONS. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of the Seller. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Home Equity Loans. The Seller will be required to repurchase any Home Equity Loans which, at the time of origination, did not comply with applicable federal and state laws and regulations. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Trust to collect all or part of the principal of or interest on the Home Equity Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Seller to damages and administrative enforcement. See "Certain Legal Aspects of Home Equity Loans" in the Prospectus.

     The Home Equity Loans are also subject to federal laws, including:

          (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Home Equity Loans;

          (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

          (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

Violations of certain provisions of these federal laws may limit the ability of the Seller to collect all or part of the principal of or interest on the Home Equity Loans and, in addition, could subject the Seller to damages and administrative enforcement. The Seller will be required to repurchase any Home Equity Loans which, at the time of origination did not comply with such federal laws or regulations. See "Certain Legal Aspects of the Home Equity Loans" in the Prospectus.

     RISK OF HIGHER DEFAULT RATES FOR HOME EQUITY LOANS WITH BALLOON PAYMENTS. _____% of the aggregate Loan Balance of the Initial Home Equity Loans [in the Fixed Rate Group] as of the Cut-Off Date are "balloon loans" that provide for the payment of the unamortized Loan Balance of such Home Equity Loan in a single payment at maturity ("Balloon Loans"). [None of the Home Equity Loans in the Adjustable Rate Group are Balloon Loans.] Such Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a ___-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan ___ years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Seller does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Home Equity Loans.

     RISK OF SELLER INSOLVENCY. The Seller believes that the transfer of the Home Equity Loans to the Depositor and by the Depositor to the Trust constitutes a sale by the Seller to the Depositor and by the Depositor to the Trust and, accordingly, that such Home Equity Loans will not be part of the assets of the Seller in the event of the insolvency of the Seller and will not be available to the creditors of the Seller. However, in the event of an insolvency of the Seller, it is possible that a bankruptcy trustee or a creditor of the Seller may argue that the transaction between the Seller and the Depositor was a pledge of such Home Equity Loans in connection with a borrowing by the Seller rather than a true sale. Such an attempt, even if unsuccessful, could result in delays in distributions on the Certificates.

     On the Closing Date, the Trustee, the Seller, the Depositor, the Rating Agencies and the Certificate Insurer will have received an opinion of Arter & Hadden, counsel to the Seller, with respect to the true sale of the Initial Home Equity Loans from the Seller to the Depositor and from the Depositor to the Trustee, in form and substance satisfactory to the Certificate Insurer and the Rating Agencies.

     RISK ASSOCIATED WITH THE CERTIFICATE INSURER. If the protection afforded by overcollateralization is insufficient and if, upon the occurrence of a Subordination Deficit, the Certificate Insurer is unable to meet its obligations under the Certificate Insurance Policy, then the Owners of the Class A Certificates could experience a loss on their investment.

                             THE SELLER AND SERVICER

GENERAL

     The Seller and Servicer, Industry Mortgage Company, L.P., is a Delaware limited partnership. The principal executive offices of the Seller are located at 5901 East Fowler Avenue, Tampa, Florida 33617-2362 and its telephone number is (813) 984-8801.

     The Seller has been in the mortgage lending business since 1993 and the Seller and certain subsidiaries are engaged in originating, purchasing and servicing home equity loans secured by first and second mortgages and deeds of trust on Properties located in at least ___ states and the District of Columbia.

     The Seller will sell and assign each Home Equity Loan to the Depositor, which will in turn sell and assign each Home Equity Loan to the Trust, in consideration of the net proceeds from the sale of the Class A Certificates, which are being offered hereby. The Seller will also service each Home Equity Loan.

     The Servicer may not assign its obligations under the Pooling and Servicing Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee and the Certificate Insurer, which consent is required not to be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements for a successor servicer set forth in the Pooling and Servicing Agreement.

     With the consent of the Certificate Insurer and the Trustee, the Servicer may enter into sub-servicing agreements (the "Sub-Servicing Agreements") with qualified sub-servicers (the "Sub-Servicers") with respect to the servicing of the Home Equity Loans. None of the Sub-Servicing arrangements discharge the Servicer from its servicing obligations. See "The Pooling and Servicing Agreement--Servicing and Sub-Servicing" herein.

     The Trustee and the Certificate Insurer may remove the Servicer, and the Servicer may resign, only in accordance with the terms of the Pooling and Servicing Agreement. No removal or resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance therewith. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee.

     Upon removal or resignation of the Servicer, the Trustee (x) may solicit bids for a successor servicer as described in the Pooling and Servicing Agreement or (y) shall serve in the capacity of Backup Servicer (the "Backup Servicer") subject to the right of the Trustee to assign such duties to a party acceptable to the Certificate Insurer and the Owners of a majority of the Class R Certificates. If the Trustee is unable to obtain a qualifying bid and is prevented by law from acting as servicer and from appointing the Backup Servicer as servicer, the Trustee will be required to appoint, or petition a court of competent jurisdiction to appoint, an eligible successor. Any successor

(including the Backup Servicer) is required to be a housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans having equity of not less than $5,000,000 as determined in accordance with generally accepted accounting principles, and which is acceptable to the Certificate Insurer and shall assume all or any part of the responsibilities, duties or liabilities of the Servicer.

     The Certificates will not represent an interest in or obligation of, nor are the Home Equity Loans guaranteed by, the Depositor, the Seller, the Servicer, or any of their affiliates.

CREDIT AND UNDERWRITING GUIDELINES

     The following is a description of the underwriting guidelines customarily and currently employed by the Seller with respect to home equity loans which it originates or purchases from others. Each Home Equity Loan was underwritten according to those guidelines. The Seller revises such guidelines from time to time in connection with changing economic and market conditions.

     In certain cases loans may be acquired or originated outside of the criteria included in the guidelines as then in effect with the prior approval of a pre-designated senior official of the Seller and in light of compensating factors or other business considerations. No information is available with respect to the portion of the Home Equity Loans as to which exceptions to the criteria specified in the guidelines described herein were made. Substantially all of the Home Equity Loans were acquired or originated in accordance with the underwriting guidelines described herein or with such permitted exceptions as are described herein.

     The Seller's business consists primarily of acquiring home equity loans. The Seller specializes in home equity loans that do not conform to the underwriting standards of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and those standards typically applied by banks and other primary lending institutions, particularly with regard to a prospective borrower's credit history.

     The Seller acquires and originates home equity loans through its principal office in Tampa, Florida and branches in Cincinnati, Ohio, Ft. Washington, Pennsylvania and Cherry Hill, New Jersey. The Seller acquires home equity loans from a referral network of mortgage lenders and brokers, banks and other referral sources, which may include one or more affiliates of the Seller.

     Home equity loans acquired from mortgage brokers and other lenders are pre-approved by the Seller prior to funding, or purchased in bulk after funding, only after each loan has been re-underwritten by the Seller in accordance with its established underwriting guidelines. These guidelines are designed to assess the adequacy of the real property which serves as collateral for the loan and the borrower's ability to repay the loan. The Seller analyzes, among other factors, the equity in the collateral, the credit history and debt-to-income ratio of the borrower, the property type, and the characteristics of the underlying senior mortgage, if any.

     The Seller purchases and originates home equity loans with different credit characteristics depending on the credit profiles of individual borrowers. The Seller primarily purchases and originates fixed rate loans which fully amortize (subject to adjustments by reason of being simple interest loans) over a period not to exceed 30 years. The Seller also acquires and originates Balloon Loans, which generally provide for scheduled amortization over 30 years, with a due date and a balloon payment at the end of the fifteenth year. The principal amount of the loans purchased or originated by the Seller generally ranges up to a maximum of $________. Under current policy the Seller generally does not acquire or originate any home equity loan where the combined Loan-to-Value Ratio exceeds ___%. The collateral securing loans acquired or originated by the Seller is generally one- to four-family residences, including condominiums and townhomes. The Seller accepts mobile homes or unimproved land as collateral only in limited circumstances. The Seller does not purchase loans where any senior mortgage contains open-end advance, negative amortization or shared appreciation provisions.

     The Seller's home equity loan program includes: (i) a full documentation program for salaried borrowers and (ii) a non-income qualification program for self-employed, and in limited instances, salaried borrowers. The borrower's total monthly debt obligations (which include principal and interest on all other mortgages, loans, charge accounts and all other scheduled indebtedness) generally cannot exceed 50% of the borrower's monthly gross income. Loans to substantially all borrowers who are salaried employees must be supported by current employment information in addition to employment history. This information for salaried borrowers is verified based on written confirmation from employers or one or more pay-stubs, recent W-2 tax forms, recent tax returns or telephone confirmation from the employers. For the Seller's non-income qualification program, proof of a two year history of self-employment in the same business plus proof of current self-employed status is required. The Seller typically requires lower combined Loan-to-Value Ratios with respect to loans made to self-employed borrowers.

     The Seller requires that a full appraisal of the property used as collateral for any loan that is acquired or originated be performed in connection with the origination of the loan. These appraisals are performed by third party, fee-based appraisers. Appraisals of substantially all of the Properties were completed on standard FNMA/FHLMC forms and conform to current FNMA/FHLMC secondary market requirements for residential property appraisals. Each such appraisal includes, among other things, an inspection of the exterior of the subject property, photographs of two or more different views of the property and data from sales within the preceding 12 months of similar properties within the same general location as the subject property.

     A credit report by an independent, nationally recognized credit repository agency reflecting the applicant's credit history is required. The credit report typically contains information reflecting delinquencies, repossessions, judgments, foreclosures, garnishments, bankruptcies and similar instances of adverse credit that can be discovered by a search of public records.

     Certain laws protect loan applicants by offering them a period of time after loan documents are signed, termed the rescission period, during which the applicant has the right to cancel the loan. The rescission period must have expired prior to the funding of the loan and may not be waived by the applicant except as permitted by law.

     The Seller requires title insurance coverage issued by an approved ALTA or CLTA title insurance company on all property securing home equity loans it originates or purchases. The loan originator and its assignees are generally named as the insured. Title insurance policies indicate the lien position of the home equity loan and protect the Seller against loss if the title or lien position is not indicated. The applicant is also required to secure hazard and, in certain instances, flood insurance in an amount sufficient to cover the new loan and any senior mortgage.

DELINQUENCY, LOAN LOSS AND FORECLOSURE INFORMATION

The Seller began originating or purchasing home equity loans in October 1993. In addition, from October 1993 to July 1994 the Seller sold all the home equity loans it originated to third parties on a servicing released basis.

     The Servicer began servicing home equity loans in April 1994 and thus has limited servicing, delinquency, loan loss and liquidation experience with respect to home equity loans. The delinquency and loss experience percentages indicated below are calculated on the basis of the total home equity loans serviced as of the end of the periods indicated. However, because the total amount of loans originated or purchased by the Servicer has increased over these periods as a result of new originations, the total amount of loans serviced as of the end of any indicated period will include many loans which will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquencies. Accordingly, the historical delinquency experience and loan loss information set forth below may not be indicative of the future performance of the home equity loans.

         DELINQUENCY AND DEFAULT EXPERIENCE OF THE SERVICER'S SERVICING
                         PORTFOLIO OF HOME EQUITY LOANS

                                   AS OF                        AS OF


                        NUMBER OF     DOLLAR AMOUNT   NUMBER OF    DOLLAR AMOUNT
                          LOANS                         LOANS

PORTFOLIO AT

DELINQUENCY
PERCENTAGE (1)
_______ DAYS
_______ DAYS
_______ DAYS
TOTAL DELINQUENCY

DEFAULT
PERCENTAGE (2)
FORECLOSURE
BANKRUPTCY
REAL ESTATE OWNED
TOTAL DEFAULT



----------
(1) The delinquency percentage represents the number and dollar value of account balances contractually past due, including home equity loans in foreclosure or bankruptcy but exclusive of real estate owned.

(2) The default percentage represents the number and dollar value of delinquent payments on home equity loans in foreclosure, bankruptcy or real estate owned.

                LOAN LOSS EXPERIENCE ON THE SERVICER'S SERVICING
                         PORTFOLIO OF HOME EQUITY LOANS


                                              YEAR ENDING           YEAR ENDING


Average Amount Outstanding(1)
Gross Losses(2)
Recoveries(3)
Net Losses(4)

Net Losses as a Percentage  of Average
  Amount Outstanding

----------
(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the home equity loans outstanding on the last business day of each month during the period.
(2) "Gross Losses" are actual losses incurred on liquidated properties for each respective period. Losses include all principal, foreclosure costs and accrued interest to date.
(3) "Recoveries" are recoveries from liquidation proceeds and deficiency judgments.
(4)  "Net Losses" means "Gross Losses" minus "Recoveries."

                                  THE DEPOSITOR

     The Depositor was incorporated in the State of Delaware in November 1994. The Depositor maintains its principal offices at 5901 East Fowler Avenue, Tampa, Florida 31617-2362, None of the Depositor, the Seller or the Servicer nor any of their affiliates will insure or guarantee distributions on the Certificates.

                                 USE OF PROCEEDS

     The Seller will sell the Initial Home Equity Loans to the Depositor and the Depositor will sell the Initial Home Equity Loans to the Trust concurrently with delivery of the Certificates. Net proceeds from the sale of the Class A Certificates will be applied by the Depositor (i) to the purchase of the Initial Home Equity Loans from the Seller, (ii) to the deposit of the Pre-Funded Amount in the Pre-Funding Account and (iii) to the deposit of certain amounts in the Capitalized Interest Account. Such net proceeds less the Pre-Funded Amount and the amount deposited in the Capitalized Interest Account will (together with the Class S and Class R Certificates retained by the Depositor and the Seller) represent the purchase price to be paid by the Trust to the Depositor and by the Depositor to the Seller for the Home Equity Loans.

                            THE HOME EQUITY LOAN POOL

GENERAL

     The statistical information presented in this Prospectus Supplement concerning the pool of Home Equity Loans is based on the pool of Initial Home Equity Loans as of the Cut-Off Date. Subsequent Home Equity Loans are intended to be purchased by the Trust for inclusion in the [Fixed Rate] Group from the Depositor from time to time on or before _____________, 199__ from funds on deposit in the Pre-Funding Account. The Initial Home Equity Loans and the Subsequent Home Equity Loans are referred to collectively as the Home Equity Loans. The Subsequent Home Equity Loans to be purchased by the Trust, if available, will be sold by the Seller to the Depositor and then by the Depositor to the Trust.

     This subsection describes generally certain characteristics of the Initial Home Equity Loans. Unless otherwise noted, all statistical percentages in this Prospectus Supplement are measured by the aggregate principal balance of the related Initial Home Equity Loans as of the Cut-Off Date. The columns entitled "% of Initial Home Equity Loans" and "% of Aggregate Loan Balance" in the following tables may not sum to 100% due to rounding.

     Each Home Equity Loan in the Trust will be assigned to one of two home equity loan groups comprised of Home Equity Loans which bear fixed interest rates only, in the case of the Fixed Rate Group, and Home Equity Loans which bear adjustable interest rates only, in the case of the Adjustable Rate Group. The Fixed Rate Certificates represent undivided ownership interests in all Home Equity Loans contained in the Fixed Rate Group, and distributions on the Fixed Rate Certificates will be based primarily on amounts available for distribution in respect of Home Equity Loans in the Fixed Rate Group. The Adjustable Rate Certificates represent undivided ownership interests in all Home Equity Loans contained in the Adjustable Rate Group, and distributions on the Adjustable Rate Certificates will be based primarily on amounts available for distribution in respect of Home Equity Loans in the Adjustable Rate Group.

     The Initial Home Equity Loans to be transferred by the Depositor to the Trust on the Closing Date will consist of ______ fixed rate conventional home equity loans evidenced by promissory notes (the "Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in ___ states and the District of Columbia. The Properties securing the Initial Home Equity Loans consist primarily of one-to-four family residential properties. The Properties may be owner-occupied and non-owner occupied investment properties (which includes second and vacation homes). All of the Initial Home Equity Loans were originated or purchased after ________________, 19__. Initial Home Equity Loans aggregating _____% of the aggregate Loan Balances of the Initial Home Equity Loans as of the Cut-Off Date (the "Original Aggregate Loan Balance") are secured by first liens on the related properties, and the remaining Initial Home Equity Loans are secured by second liens on the related properties.

     The Loan-to-Value Ratios shown below were calculated based upon either the appraised values of the Properties at the time of origination (the "Appraised Values") or the sales price. In a limited number of circumstances, and within the Seller's underwriting guidelines, the Seller has reduced the Appraised Value of Properties where the Properties are unique, have a high value or where the comparables are not within FNMA guidelines. The purpose for making these reductions is to value the Properties more conservatively than would otherwise be the case if the appraisal were accepted as written.

     No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market has experienced or should experience an overall decline in property values such that the outstanding balances of the Home Equity Loans, together with the outstanding balances of any first mortgage, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

INITIAL HOME EQUITY LOANS -- FIXED RATE GROUP

     As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans in the Fixed Rate Group was $_____________; the weighted average Coupon Rate of the Initial Home Equity Loans in the Fixed Rate Group was _____%; the Coupon Rates of the Initial Home Equity Loans in the Fixed Rate Group ranged from _____% to _____%; the weighted average combined Loan-to-Value Ratio of the Initial Home Equity Loans in the Fixed Rate Group was _____%; the weighted average remaining term to maturity of the Initial Home Equity Loans in the Fixed Rate Group was ____ months; and the remaining terms to maturity of the Initial Home Equity Loans in the Fixed Rate Group ranged from ____ months to ____ months. As of the Cut-Off Date, _____% of the Initial Home Equity Loans in the Fixed Rate Group were secured by first mortgages and _____% of the Initial Home Equity Loans in the Fixed Rate Group are secured by second mortgages. The maximum and minimum Loan Balances of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were $___________ and $___________, respectively. Home Equity Loans in the Fixed Rate Group containing "balloon" payments represented not more than _____% of the Initial Home Equity Loans in the Fixed Rate Group. No Initial Home Equity Loan in the Fixed Rate Group will mature later than __________________.

            GEOGRAPHIC DISTRIBUTION OF PROPERTIES - FIXED RATE GROUP

     The geographic distribution of Initial Home Equity Loans in the Fixed Rate Group by state, as of the Cut-Off Date, was as follows:


                      NUMBER OF INITIAL          AGGREGATE        % OF AGGREGATE
STATE                 HOME EQUITY LOANS         LOAN BALANCE       LOAN BALANCE




Total                                      $                         %

                ORIGINAL LOAN-TO-VALUE RATIOS - FIXED RATE GROUP

     The original loan-to-value ratios as of the origination dates of the Initial Home Equity Loans in the Fixed Rate Group (based upon appraisals made at the time of origination thereof) (the "Loan-to-Value Ratios") as of the Cut-Off Date were distributed as follows:


RANGE OF              NUMBER OF INITIAL          AGGREGATE        % OF AGGREGATE
ORIGINAL LTVS         HOME EQUITY LOANS         LOAN BALANCE       LOAN BALANCE




Total                                      $                         %

                COMBINED LOAN-TO-VALUE RATIOS - FIXED RATE GROUP

     The original combined loan-to-value ratios as of the dates of origination of the Initial Home Equity Loans in the Fixed Rate Group (based upon appraisals made at the time of origination hereunder) (the "Combined Loan-to-Value Ratios") as of the Cut-Off Date were distributed as follows:


RANGE OF              NUMBER OF INITIAL          AGGREGATE        % OF AGGREGATE
ORIGINAL CLTV'S       HOME EQUITY LOANS         LOAN BALANCE       LOAN BALANCE



Total                                      $                         %

                  CUT-OFF DATE COUPON RATES - FIXED RATE GROUP

     The Coupon Rates borne by the Notes relating to the Initial Home Equity Loans in the Fixed Rate Group as of the CutOff Date were distributed as follows as of the Cut-Off Date:

RANGE OF              NUMBER OF INITIAL          AGGREGATE        % OF AGGREGATE
COUPON RATES          HOME EQUITY LOANS         LOAN BALANCE       LOAN BALANCE



Total                                      $                         %

                  CUT-OFF DATE LOAN BALANCES - FIXED RATE GROUP

     The distribution of the outstanding principal amounts of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

RANGE OF              NUMBER OF INITIAL          AGGREGATE        % OF AGGREGATE
LOAN BALANCES         HOME EQUITY LOANS         LOAN BALANCE       LOAN BALANCE




Total                                       $

                TYPES OF MORTGAGED PROPERTIES - FIXED RATE GROUP

     The Properties securing the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were of the property types as follows:

PROPERTY TYPES                            NUMBER OF INITIAL                 AGGREGATE              % OF AGGREGATE
                                          HOME EQUITY LOANS                LOAN BALANCE             LOAN BALANCE

Single Family Detached
Two-to-Four Family
Single Family Attached
Condominium
Planned Unit Development
Townhouse
Mixed Use
Multifamily Residential
Cooperative

            Total                                              $

           DISTRIBUTION OF MONTHS SINCE ORIGINATION - FIXED RATE GROUP

     The distribution of the number of months since the date of origination of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

NUMBER OF MONTHS                          NUMBER OF INITIAL                 AGGREGATE              % OF AGGREGATE
SINCE ORIGINATION                         HOME EQUITY LOANS                LOAN BALANCE             LOAN BALANCE






           Total                                                   $

          DISTRIBUTION OF REMAINING TERM TO MATURITY - FIXED RATE GROUP

     The distribution of the number of months remaining to maturity of the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

MONTHS REMAINING                           NUMBER OF INITIAL                AGGREGATE             % OF AGGREGATE
TO MATURITY                                HOME EQUITY LOANS               LOAN BALANCE             LOAN BALANCE







              Total                                                 $

                       OCCUPANCY STATUS - FIXED RATE GROUP

     The occupancy status of the Properties securing the Initial Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                               NUMBER OF INITIAL               AGGREGATE            % OF AGGREGATE
OCCUPANCY STATUS                               HOME EQUITY LOANS             LOAN BALANCE            LOAN BALANCE






CONVEYANCE OF SUBSEQUENT HOME EQUITY LOANS -- FIXED RATE GROUP

     The Pooling and Servicing Agreement permits the Trust to acquire $_____________ in aggregate principal balance of Subsequent Home Equity Loans for addition to the Fixed Rate Group. Accordingly, the statistical characteristics of the Home Equity Loan Pool and the Fixed Rate Group will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Home Equity Loans.

     The obligation of the Trust to purchase a Subsequent Home Equity Loan for addition to the Fixed Rate Group on a Subsequent Transfer Date is subject, among other factors, to the following requirements (which may be waived or modified by the Certificate Insurer): (i) such Subsequent Home Equity Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date (except that Subsequent Home Equity Loans representing not more than __% of the aggregate Loan Balance of the Subsequent Home Equity Loans may not be more than 60 days Delinquent as of the related Subsequent CutOff Date); (ii) such Subsequent Home Equity Loan will be a fixed rate Home Equity Loan; (iii) the original term to maturity of such Subsequent Home Equity Loan may not exceed 30 years; (iv) such Subsequent Home Equity Loan will have a Coupon Rate of not less than _____%; (v) each Subsequent Home Equity Loan is not secured by a Property that is a manufactured home; and (vi) following the purchase of such Subsequent Home Equity Loan by the Trust, the Home Equity Loans (including the Subsequent Home Equity Loans) (a) will have a weighted average Coupon Rate of at least ______%; (b) will have a weighted average combined Loan-to-Value Ratio of not more than ______%; (c) will not have Balloon Loans representing more than _____% by aggregate principal balance and no such Subsequent Home Equity Loan which is a Balloon Loan shall have an original term to maturity of less than 15 years; and, (d) will have no Home Equity Loan with a principal balance in excess of $_______.

INITIAL HOME EQUITY LOANS - ADJUSTABLE RATE GROUP

     As of the Cut-Off Date, the average Loan Balance of the Home Equity Loans in the Adjustable Rate Group was $________; the weighted average Coupon Rate of the Home Equity Loans in the Adjustable Rate Group was _____%; the Coupon Rates of the Home Equity Loans in the Adjustable Rate Group ranged from _____% to _____%; the weighted average maximum Coupon Rate of the Home Equity Loans in the Adjustable Rate Group was _____%; the maximum Coupon Rate of the Home Equity Loans in the Adjustable Rate Group ranged from _____% to _____%; the minimum Coupon Rate of the Loans in the Adjustable Rate Group ranged from _____% to _____%; the weighted average Loan-to-Value Ratio of the Home Equity Loans in the Adjustable Rate Group was _____%; the weighted average remaining term to maturity of the Home Equity Loans in the Adjustable Rate Group was ___ months; and the remaining terms to maturity as of the Cut-Off Date of the Home Equity Loans in the Adjustable Rate Group ranged from ___ months to ___ months. All of the Home Equity Loans in the Adjustable Rate Group are secured by first mortgages. The maximum and minimum Loan Balance of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was $_______ and $_______, respectively. None of the Home Equity Loans in the Adjustable Rate Group contains "balloon" payments. No Home Equity Loans in the Adjustable Rate Group will mature later than __________, ____.

     All of the Home Equity Loans in the Adjustable Rate Group have maximum Coupon Rates. The weighted average maximum Coupon Rate of the Home Equity Loans in the Adjustable Rate Group is _____%, with maximum Coupon Rates that range from approximately _____% to _____%. The Home Equity Loans in the Adjustable Rate Group have a weighted average margin as of the Cut-Off Date of _____%. The margin for the Home Equity Loans in the Adjustable Rate Group ranges from _____% to _____%.

     Six-Month LIBOR Loans. The Six-Month LIBOR Loans consist of ___ loans aggregating $____________ which have semi-annual interest rate and semi-annual payment adjustment frequencies. The Six-Month LIBOR Loans have a weighted average margin of _____%. The margin for the Six-Month LIBOR Loans ranges from _____% to _____ The Six-Month LIBOR Loans have a weighted average periodic semi-annual rate adjustment cap of _____%. The weighted average initial Coupon Rate is _____%, with initial Coupon Rates that range from _____% to _____%. The Six-Month LIBOR Loans have a weighted average maximum Coupon Rate of _____% with maximum Coupon Rates that range from _____% to _____%. The weighted average number of months to the next rate adjustment date on the Six-Month Libor Loans is __ months.

     [CMT Loans. The CMT Loans consist of __ loans aggregating $____________ which have annual interest rate and annual payment adjustment frequencies based on the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year. The CMT Loans have a weighted average margin of _____%. The margin for the CMT Loans ranges from _____% to _____%. The CMT Loans have a weighted average periodic annual rate adjustment cap of _____%. The weighted average initial Coupon Rate is _____%, with initial Coupon Rates that range from _____% to _____%. The CMT Loans have a weighted average maximum Coupon Rate of _____%, with maximum Coupon Rates that range from _____% to _____%. The weighted average number of months to the next rate adjustment date on the CMT Loans is __ months.]

     [5/25 Loans. The 5/25 Loans consist of __ Mortgage Loans aggregating $__________, which have a weighted average first interest rate adjustment of 60 months from the origination date and, generally thereafter, an annual interest rate and annual prepayment adjustment frequencies in the same manner as CMT Loans and subject to a _____% periodic rate adjustment cap. The 5/25 Loans have a weighted average margin of _____% ranging from _____% to _____%. The weighted average initial Coupon Rate is _____%, with initial Coupon Rates that range from _____% to _____%. The 5/25 Loans have a weighted average maximum Coupon Rate of
_____%, with maximum Coupon Rates that range from _____% to _____%. The weighted average number of months to the next rate adjustment date on the 5/25 Loans is __ months.]

          GEOGRAPHIC DISTRIBUTION OF PROPERTIES - ADJUSTABLE RATE GROUP

     The geographic distribution of Home Equity Loans in the Adjustable Rate Group by state, as of the Cut-Off Date, was as follows:

                                          Number of                    Aggregate               % of Aggregate
STATE                                 Home Equity Loans              Loan Balance               Loan Balance




    Total                                                     $

              ORIGINAL LOAN-TO-VALUE RATIOS - ADJUSTABLE RATE GROUP

     The original loan-to-value ratios as of the origination dates of the Home Equity Loans in the Adjustable Rate Group (based upon appraisals made at the time of origination thereof) (the "Loan-to-Value Ratios") as of the Cut-Off Date were distributed as follows:

RANGE OF                                   NUMBER OF                    AGGREGATE                % OF AGGREGATE
ORIGINAL LTVS                          HOME EQUITY LOANS              LOAN BALANCE                LOAN BALANCE




               Total                                                          $

                CUT-OFF DATE COUPON RATES - ADJUSTABLE RATE GROUP

     The Coupon Rates borne by the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:

RANGE OF                                  NUMBER OF                     AGGREGATE                % OF AGGREGATE
COUPON RATES                          HOME EQUITY LOANS                LOAN BALANCE               LOAN BALANCE




             Total                                                          $


               CUT-OFF DATE LOAN BALANCES - ADJUSTABLE RATE GROUP

     The distribution of the outstanding principal amounts of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

RANGE OF                                            NUMBER OF                   AGGREGATE            % OF AGGREGATE
LOAN BALANCES                                   HOME EQUITY LOANS             LOAN BALANCE            LOAN BALANCE



                   Total                                                       $

              TYPES OF MORTGAGED PROPERTIES - ADJUSTABLE RATE GROUP

     The Properties securing the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were of the property types as follows:

                                                 NUMBER OF                   AGGREGATE              % OF AGGREGATE
PROPERTY TYPES                               HOME EQUITY LOANS              LOAN BALANCE             LOAN BALANCE
Single Family Detached                                                                      $                         %
Condominium
Planned Unit Development
Two-to-Four Family
Townhouse

Total                                                                            $

        DISTRIBUTION OF MONTHS SINCE ORIGINATION - ADJUSTABLE RATE GROUP

     The distribution of the number of months since the date of origination of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

NUMBER OF MONTHS                         NUMBER OF                      AGGREGATE                 % OF AGGREGATE
SINCE ORIGINATION                    HOME EQUITY LOANS                LOAN BALANCE                 LOAN BALANCE



           Total

       DISTRIBUTION OF REMAINING TERM TO MATURITY - ADJUSTABLE RATE GROUP

     The distribution of the number of months remaining to maturity of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

MONTHS REMAINING                              NUMBER OF                     AGGREGATE               % OF AGGREGATE
TO MATURITY                               HOME EQUITY LOANS                LOAN BALANCE              LOAN BALANCE



          Total                                                                 $

                    OCCUPANCY STATUS - ADJUSTABLE RATE GROUP

     The occupancy status of the Properties securing the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                                   NUMBER OF                   AGGREGATE            % OF AGGREGATE
OCCUPANCY STATUS                               HOME EQUITY LOANS             LOAN BALANCE            LOAN BALANCE
Owner Occupied                                                                                $                       %
Investor Owned
Vacation/Second Home

Total                                                                             $

                DISTRIBUTION OF MARGINS -- ADJUSTABLE RATE GROUP

     The margins borne by the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


SIX MONTH LIBOR

                                       NUMBER OF                     AGGREGATE                  % OF AGGREGATE
           MARGINS                 HOME EQUITY LOANS               LOAN BALANCE                  LOAN BALANCE







                Total                                      $

[ONE YEAR CMT ARM]

                                            NUMBER OF                  AGGREGATE                % OF AGGREGATE
             MARGINS                    HOME EQUITY LOANS             LOAN BALANCE               LOAN BALANCE






                Total                                          $

[5/25 LOANS]

                                       NUMBER OF                     AGGREGATE                  % OF AGGREGATE
           MARGINS                 HOME EQUITY LOANS               LOAN BALANCE                  LOAN BALANCE





                Total                                      $

          DISTRIBUTION OF MAXIMUM COUPON RATES -- ADJUSTABLE RATE GROUP

     The maximum Coupon Rates borne by the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


SIX MONTH LIBOR

           MAXIMUM                     NUMBER OF                     AGGREGATE                  % OF AGGREGATE
        COUPON RATES               HOME EQUITY LOANS               LOAN BALANCE                  LOAN BALANCE



                 Total                                     $

[ONE YEAR CMT ARM]

           MAXIMUM                     NUMBER OF                     AGGREGATE                  % OF AGGREGATE
        COUPON RATES                HOME EQUITY LOANS              LOAN BALANCE                  LOAN BALANCE





                 Total                                     $

[5/25 LOANS]

           MAXIMUM                      NUMBER OF                     AGGREGATE                % OF AGGREGATE
        COUPON RATES                 HOME EQUITY LOANS              LOAN BALANCE                LOAN BALANCE





                 Total                                       $

        DISTRIBUTION OF NEXT COUPON RATE CHANGE -- ADJUSTABLE RATE GROUP

     The number of months until the next Coupon Rate change for each of the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

SIX MONTH LIBOR

     NUMBER OF MONTHS TO                 NUMBER OF                     AGGREGATE                % OF AGGREGATE
   NEXT COUPON RATE CHANGE           HOME EQUITY LOANS               LOAN BALANCE                LOAN BALANCE
                     1                                                           $                             %
                     2
                     3
                     4
                     5
                     6

                           Total                                        $

ONE YEAR CMT ARM

     NUMBERS OF MONTHS TO                NUMBER OF                    AGGREGATE                 % OF AGGREGATE
   NEXT COUPON RATE CHANGE           HOME EQUITY LOANS              LOAN BALANCE                 LOAN BALANCE
                     1                                                         $                              %
                     3
                     4
                     5
                     6
                     7
                     8
                     9
                    10
                    11

                        Total                                          $

5/25 LOANS

     NUMBER OF MONTHS TO                 NUMBER OF                    AGGREGATE                 % OF AGGREGATE
   NEXT COUPON RATE CHANGE           HOME EQUITY LOANS              LOAN BALANCE                 LOAN BALANCE

                    43                                                         $                              %
                    49
                    50
                    51
                    52
                    53

                           Total                                         $

INTEREST PAYMENTS ON THE HOME EQUITY LOANS

     All of the Home Equity Loans provide that interest is charged to the obligor (the "Mortgagor") thereunder, and payments are due from such Mortgagors, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Home Equity Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

                       PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Class A Certificate will relate to the rate of payment of principal of the Home Equity Loans in the related Home Equity Loan Group, including for this purpose Prepayments, liquidations due to defaults, casualties and condemnations, and repurchases of Home Equity Loans by the Seller. A significant number of the Home Equity Loans may be prepaid by the related Mortgagors, in whole or in part, at any time without payment of any prepayment fee or penalty. The actual rate of principal prepayments on pools of home equity loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of home equity loans at any time because of specific factors relating to the home equity loans in the particular pool, including, among other things, the age of the home equity loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

     As with fixed rate obligations generally, the rate of prepayment on a pool of home equity loans with fixed rates (such as the Home Equity Loans in the Fixed Rate Group) is affected by prevailing market rates for home equity loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their home equity loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

     As  is  the  case  with   conventional   fixed-rate   home  equity   loans,
adjustable-rate home equity loans may also be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable-rate home equity loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed-rate home equity loans at
competitive   interest  rates  may  encourage   mortgagors  to  refinance  their
adjustable-rate home equity loan to "lock in" a lower fixed interest rate. However, no assurance can be given as to the level of prepayments that the Home Equity Loans will experience.

     In addition to the foregoing factors affecting the weighted average life of the Class A Certificates, the overcollateralization provisions of the Trust result in a limited acceleration of each Class of Class A Certificates relative to the amortization of the Home Equity Loans in early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment of the Class A Certificate Principal Balance. This acceleration feature creates overcollateralization which results from the excess of the aggregate Loan Balance of the Home Equity Loans over the Class A Certificate Principal Balance. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization.

MANDATORY PREPAYMENT

     In the event that at the end of the Funding Period not all of the original Pre-Funded Amount has been used to acquire Subsequent Home Equity Loans for inclusion in the [Fixed Rate] Group, then the [Fixed Rate] Class A Certificates then entitled to receive payments of principal will receive a partial prepayment pro rata on the Payment Date in _______ 199__.

     Although no assurances can be given, the Seller intends to use substantially all of the amount on deposit in the Pre-Funding Account to purchase Subsequent Home Equity Loans such that no material amount of principal is expected to be prepaid to the Owners of the [Fixed Rate] Certificates on or before the Payment Date in _______ 199__.

PROJECTED PREPAYMENT AND YIELD FOR CLASS A CERTIFICATES

     As indicated above, if purchased at other than par (disregarding, for purposes of this discussion, the effects on an investor's yield resulting from the timing of the settlement date and those considerations discussed below under "Payment Lag Feature of Certificates"), the yield to maturity on a Class of Class A Certificates will be affected by the rate of the payment of principal of the Home Equity Loans. If the actual rate of payments on the Home Equity Loans is slower than the rate anticipated by an investor who purchases a Class of Class A Certificates at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Home Equity Loans is faster than the rate anticipated by an investor who purchases a Class of Class A Certificates at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

     The Final Scheduled Payment Date for each Class of Class A Certificates is as set forth in the "Summary of Terms" hereof. These dates are dates on which the "Initial Certificate Principal Balance" set forth in the "Summary of Terms" hereof for the related Class of Class A Certificates as of the Closing Date less all amounts previously distributed to the Owners (other than the Certificate Insurer) on account of principal (such amount as to any Class of Class A Certificates and as of any time, the related "Class A Certificate Principal Balance" and as to the Class A Certificates collectively, the "Certificate Principal Balance" or the "Class A Certificate Principal Balance") would be reduced to zero, assuming that no Prepayments are received on the Home Equity Loans, that scheduled monthly payments of principal and interest on the Home Equity Loans are timely received and that Net Monthly Excess Cashflow will be used to make accelerated payments of principal (i.e., Subordination Increase Amounts) to the Owners of the related Class A Certificates. The Final Scheduled Payment Date for the Class A-7 Certificates is the month following the Remittance Period in which the Loan Balances of all Home Equity Loans in the Fixed Rate Group (including Subsequent Home Equity Loans) have been reduced to zero assuming that such Home Equity Loans pay in accordance with their terms. The Final Scheduled Payment Date for the Class A-8 Certificates is the thirteenth Payment Date following the calendar month in which the Loan Balances of all Home Equity Loans in the Adjustable Rate Group have been reduced to zero assuming that the Home Equity Loans in such Group pay in accordance with their terms. The weighted average life of the Class A Certificates is likely to be shorter than would be the case if payments actually made on the Home Equity Loans conformed to the foregoing assumptions, and the final Payment Date with respect to the Class A Certificates could occur significantly earlier than the Final Scheduled Payment Date because (i) Prepayments are likely to occur and
(ii) the Owners of the Class R Certificates may cause a termination of the Trust when the aggregate outstanding Loan Balance of the Home Equity Loans is less than __% of the Maximum Collateral Amount thereof.

     "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the related Class A Certificates will be influenced by the rate at which principal of the Home Equity Loans in the related Home Equity Loan Group is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes Prepayments and liquidations due to default). Prepayments on home equity loans are commonly measured relative to a prepayment standard or model.

     It is very unlikely that the Home Equity Loans will prepay at rates consistent with the Prepayment Assumption until maturity or that all of the Home Equity Loans in the related Home Equity Loan Group will prepay at the same rate. There will be discrepancies between the actual characteristics of the Home Equity Loans included in the Trust and the assumed characteristics used in preparing the following tables. Any discrepancy may have an effect upon the percentages of Initial Certificate Principal Balance outstanding set forth in the table and weighted average lives of the Class A Certificates.

     The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of home equity loans for the life of such home equity loans. With respect to the Class A Certificates, a ___% Prepayment Assumption assumes constant prepayment rates ("CPR") of ___% per annum of the then outstanding principal balance of the Home Equity Loans in the first month of the life of the Home Equity Loans and an additional ___% per annum in each month thereafter until the twelfth month. Beginning in the thirteenth month and in each month thereafter during the life of the Home Equity Loans, ___% Prepayment Assumption assumes a constant prepayment rate of ___% per annum each month. As used in the table below, ___% Prepayment Assumption assumes prepayment rates equal to ___% of the Prepayment Assumption; i.e., no prepayments. Correspondingly, ___% Prepayment Assumption assumes prepayment rates equal to ___% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of home equity loans, including the Home Equity Loans. The Seller believes that no existing statistics of which it is aware provide a reliable basis for Owners of Class A Certificates to predict the amount or the timing of receipt of prepayments on the Home Equity Loans.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual Home Equity Loans and the characteristics of the Home Equity Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Certificate Principal Balances outstanding and weighted average lives of the Class A Certificates set forth in the tables. In addition, since the actual Home Equity Loans in the Trust have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Class A Certificates may be made earlier or later than as indicated in the tables.

     For the purpose of the tables below, it is assumed that:
(i) the Home Equity Loans of each Home Equity Loan Group which consist of pools of loans with level-pay and balloon amortization methodologies, Cut-Off Date Loan Balances, coupon rates, net coupon rates, original and remaining terms to maturity, and original amortization terms as applicable, are as set forth below,
(ii) the Closing Date for the Certificates occurs on __________, 199__, (iii) distributions on the Certificates are made on the __th day of each month regardless of the day on which the Payment Date actually occurs, commencing in _______ 199__ in accordance with the priorities described herein, (iv) the difference between the Gross Coupon Rate and the Net Coupon Rate is equal to the Servicing Fee and the Net Coupon Rate is further reduced by the Premium Amount and the Trustee Fee, (v) the Home Equity Loans' prepayment rates are a multiple of the applicable Prepayment Assumption, (vi) prepayments include 30 day's interest thereon, (vii) no optional termination or mandatory termination is exercised, (viii) the "Specified Subordinated Amount" (as defined under "Credit Enhancement -- Overcollateralization Provisions") for each Home Equity Loan Group is set initially as specified in the Pooling and Servicing Agreement, (ix) all of the Pre-Funded Amount is used to acquire Subsequent Home Equity Loans for inclusion in the Fixed Rate Group as of the close of business on ______________ and prior to such date, the Pre- Funded Amount accrued interest at a rate of _____% per annum for one month, (x) the Coupon Rate for each Home Equity Loan in the Adjustable Rate Group is adjusted on its next rate adjustment date (and no subsequent rate adjustment dates, if necessary) to equal the sum of (a) an assumed level of the applicable index of _____% for Six- Month LIBOR Loans, _____% for CMT Loans and _____% for the 5/25 Loans, and (b) the respective gross margin (such sum being subject to the applicable periodic adjustment cap and maximum interest rate) and (xi) the scheduled monthly payments of principal and interest on the Home Equity Loans will be timely delivered on the first day of the Remittance Period (with no defaults).

                       HOME EQUITY LOANS FIXED RATE GROUP


                                                                                 Original         Remaining        Original
                                                                                  Term to          Term to       Amortization
     Pool             Principal            Gross Coupon        Net Coupon        Maturity         Maturity           Term
    Number             Balance                 Rate               Rate          (in months)      (in months)      (in months)
--------------  ----------------------  ------------------ ------------------ ---------------  --------------- -----------------






     Amortization
        Method
  ------------------






                              ADJUSTABLE RATE GROUP

                                                                                                             Original
                                                                     Months                   Maximum        Term to
    Pool         Principal        Gross Coupon       Net Coupon      to Rate                 Interest        Maturity
   Number         Balance             Rate              Rate         Change      Margin        Rate        (in months)
------------- ---------------- ------------------ ---------------- ----------- ----------- -------------  --------------

                             $





  Remaining         Original
   Term to        Amortization
   Maturity           Term         Amortization
 (in months)      (in months)         Method
--------------  ---------------- -----------------

                                       Level
                                       Level

     The following tables set forth the percentages of the initial principal amount of the Class A Certificates that would be outstanding after each of the dates shown, based on a rate equal to __%, __%, __%, __%, __% and __% of the Prepayment Assumption (as defined above).


               PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE

                                Class A-1                       Class A-2                    CLASS A-3
Payment Date










PAYMENT LAG FEATURE OF CLASS A CERTIFICATES

     Pursuant to the Pooling and Servicing Agreement, an amount equal to Mortgagor payments with respect to each Home Equity Loan (net of the Servicing
Fee) received by the Servicer during each Remittance Period is to be remitted to the Trustee on or prior to the related Monthly Remittance Date; the Trustee will not be required to distribute any such amounts to the Owners until the next succeeding Payment Date. As a result, the monthly distributions to the Owners generally reflect Mortgagor payments during the prior Remittance Period, and the first Payment Date will not occur until ___________, 199__. Thus, the effective yield to the Owners will be below that otherwise produced by the related Pass-Through Rate because the distribution of the Class A Distribution Amount in respect of any given month will not be made until on or about the ____ day of the following month. This 25 day period between the last day of the Remittance Period and the Payment Date is identical to the 25 day delay period for FNMA securities.

                    FORMATION OF THE TRUST AND TRUST PROPERTY

     The Trust will be created and established pursuant to the Pooling and Servicing Agreement. The Seller will convey without recourse the Home Equity Loans to the Depositor, the Depositor will convey without recourse the Home Equity Loans to the Trust and the Trust will issue the Class A Certificates, the Class S Certificates and the Class R Certificates to the Owners thereof.

     The property of the Trust shall include all (a) the Home Equity Loans together with the related Home Equity Loan documents and the Seller's interest in any Property which secures a Home Equity Loan and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing, (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account, the Capitalized Interest Account and any other accounts held by the Trustee for the Trust together with investment earnings on such amounts and such amounts may be held by the Servicer in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided) whether in the form of cash, instruments, securities or other properties and (c) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates as specified in the Pooling and Servicing Agreement (collectively, the "Trust Estate"). In addition to the foregoing, the Seller shall cause the Certificate Insurer to deliver the Insurance Policy to the Trustee for the benefit of the Owners of the Class A Certificates.

     The Class A Certificates will not represent an interest in or an obligation of, nor will the Home Equity Loans be guaranteed by, the Depositor, the Seller, the Servicer or any of their affiliates; however, certain distributions due to the Owners of the Class A Certificates are insured by the Certificate Insurer.

     For Federal income tax purposes, the Trust Estate created by the Pooling and Servicing Agreement will include two segregated asset pools, each of which will be treated as a separate REMIC. The assets of the Base REMIC will generally consist of the Home Equity Loans. The assets of the Upper-Tier REMIC will generally consist of uncertificated regular interests issued by the Base REMIC, which in the aggregate will correspond to the Class A Certificates. In addition to the Class A Certificates, the Trust will also issue: the Class S
Certificates, entitled "IMC Home Equity Loan Trust 199_-__, Class S Certificates," which are not themselves an interest in a REMIC, but represent the sum of specified portions of certain uncertificated interests issued by the Upper-Tier REMIC; a noncertificated residual interest in the Base REMIC; and, a residual Class entitled "IMC Home Equity Loan Trust 199_-__, Class R Certificates" which will be designated as the "residual interest" in the Upper-Tier REMIC for purposes of the Code. The Class S Certificates and the Class R Certificates are not being offered hereby.

     Prior to its formation the Trust will have had no assets or obligations. Upon formation, the Trust will not engage in any business activity other than acquiring, holding and collecting payments on the Home Equity Loans, issuing the Certificates and distributing payments thereon. The Trust will not acquire any receivables or assets other than the Home Equity Loans and the rights appurtenant thereto, and will not have any need for additional capital resources. To the extent that borrowers make scheduled payments under the Home Equity Loans, the Trust will have sufficient liquidity to make distributions on the Certificates. As the Trust does not have any operating history and will not engage in any business activity other than issuing the Certificates and making distributions thereon, there has not been included any historical or pro forma ratio of earnings to fixed charges with respect to the Trust.

                             ADDITIONAL INFORMATION

     The description in this Prospectus Supplement of the Initial Home Equity Loans and the Properties is based upon the pool as constituted at the close of business on the Cut-Off Date. Prior to the issuance of the Class A Certificates, Initial Home Equity Loans may be removed from the pool as a result of incomplete documentation or non-compliance with representations and warranties set forth in the Pooling and Servicing Agreement, if the Seller deems such removal necessary or appropriate. A limited number of other Initial Home Equity Loans may be included in the pool prior to the issuance of the Certificates and the Subsequent Home Equity Loans will be added to the pool after the issuance of the Certificates.

     A current report on Form 8-K will be available to purchasers of the Class A Certificates and will be filed, and incorporated by reference to the Registration Statement together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Class A Certificates and within fifteen days of the addition of any Subsequent Home Equity Loans. In the event Initial Home Equity Loans are removed from or added to, or Subsequent Home Equity Loans are added to, the pool as set forth in the preceding paragraph, such removal or addition will be noted in a current report on Form 8-K.

                     DESCRIPTION OF THE CLASS A CERTIFICATES

GENERAL

     Each Class A Certificate will represent certain undivided, fractional ownership interests in the Trust Estate created and held pursuant to the Pooling and Servicing Agreement, subject to the limits and the priority of distribution described therein.

     The Home Equity Loan Pool is divided into two Groups, the Fixed Rate Group, which contains only fixed rate Home Equity Loans and the Adjustable Rate Group, which contains only adjustable rate Home Equity Loans. For each Home Equity Loan Group, the related Class of Class A Certificates will evidence the right to receive on each Payment Date the Class A Distribution Amount for such Class of Class A Certificates, in each case until the related Class A Certificate Principal Balance has been reduced to zero.

PAYMENT DATES

     On each Payment Date, the Owners of each Class of Class A Certificates will be entitled to receive, from amounts then on deposit in the certificate account established and maintained by the Trustee in accordance with the Pooling and Servicing Agreement (the "Certificate Account") and until the Certificate Principal Balance of such Class of Class A Certificates is reduced to zero, the aggregate Class A Distribution Amount as of such Payment Date allocated among each Class of Class A Certificates as described below. Distributions will be made in immediately available funds to Owners of Class A Certificates by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five Business Days prior to the Record Date, or by check mailed to the address of the person entitled thereto as it appears on the register (the "Register") maintained by the Trustee as registrar (the "Registrar"). Beneficial Owners may experience some delay in the receipt of their payments due to the operations of DTC. See "Risk Factors--Book Entry Registration" in the Prospectus and "Description of the Class A Certificates--Book Entry Registration of the Class A Certificates" herein and "Description of the Certificates--Book Entry Registration" in the Prospectus.

     The Pooling and Servicing Agreement will provide that an Owner, upon receiving the final distribution on such Owner's Certificate, will be required to send such Certificate to the Trustee. The Pooling and Servicing Agreement additionally will provide that, in any event, any Certificate as to which the final distribution thereon has been made shall be deemed canceled for all purposes of the Pooling and Servicing Agreement and the Insurance Policy.

     Each Owner of record of the related Class of Class A Certificates will be entitled to receive such Owner's Percentage Interest in the amounts due such Class on such Payment Date. The "Percentage Interest" of a Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the principal balance of such Class A Certificate as of the Cut-Off Date by the Certificate Principal Balance for the related Class of the Class A Certificates as of the Cut-Off Date.

DISTRIBUTIONS

     Upon receipt, the Trustee will be required to deposit into the Certificate Account, (i) any Insured Payments, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) all remittances made to the Trustee by the Servicer and (iv) on the first three Payment Dates, the Capitalized Interest Requirement (as defined in the Pooling and Servicing Agreement) and any portion of the Pre-Funded Amount, if any, to be transferred on such Payment Dates.

     The Pooling and Servicing Agreement establishes a pass-through rate on each Class of Class A Certificates (each, a "Pass-Through Rate") as set forth in the Summary herein under "Certificates Offered; provided, that the Pass- Through Rate with respect to the Class A-8 Certificates will equal the lesser of (i) the London interbank offered rate for one-month United States dollar deposits (calculated as described under "-- Calculation of LIBOR" below) as of the second to last business day prior to the immediately preceding Payment Date (or as of the second to last business day prior to the Closing Date with respect to the __________ 199__ Payment Date) (the "LIBOR Determination Date") plus ____% per annum, and (ii) the weighted average of the Coupon Rates of the Home Equity Loans in the Adjustable Rate Group less ____% per annum, calculated as of the first day of the related Remittance Period.

     On each Payment Date, the Trustee is required to make the following disbursements and transfers from monies then on deposit in the Certificate Account as specified below in the following order of priority of each such transfer and disbursement:

          (i) first, on each Payment Date from amounts then on deposit in the Certificate Account, (A) to the Trustee, the Trustee Fee and the Trustee Reimbursable Expenses and (B) provided that no Certificate Insurer Default has occurred and is continuing, the Premium Amount for such Payment Date to the Certificate Insurer;

          (ii) second, on each Payment Date, the Trustee shall allocate an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to such Home Equity Loan Group and Payment Date plus
               (y) any Subordination Reduction Amount with respect to such Home Equity Loan Group and Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Home Equity Loan Group and Payment Date) in the following order of priority:

               (A) first, such Total Monthly Excess Cashflow shall be allocated to the payment of the Class A Principal Distribution Amount (excluding any Subordination Increase Amount) pursuant to clause (iv)(C) below in an amount equal to the amount, if any, by which (x) the Class A Principal Distribution Amount (excluding any Subordination Increase Amount) exceeds (y) the Available Funds with respect to such Home Equity Loan Group for such Payment Date (net of Trustee Fees, the Premium Amount, the Servicing Fee, any Trustee Reimbursable Expense and Current Interest); (the amount of such difference with respect to a Home Equity Loan Group being an "Available Index Funds Shortfall" for such Home Equity Loan Group);

               (B) second, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the application described in clauses (A), (B) and (C) above shall be allocated against any Available Funds Shortfall with respect to the other Home Equity Loan Group;

               (C) third, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the allocations described in clauses (A) and (B) above shall be paid to the Certificate Insurer in respect of amounts owed on account of any Reimbursement Amount (as defined in the Pooling and Servicing Agreement) owed to the Certificate Insurer with respect to the related Home Equity Loan Group; and

               (D) fourth, any portion of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group remaining after the allocations described in clauses (A), (B) and (C) above shall be paid to the Certificate Insurer in respect of amounts owed on account of any Reimbursement Amount owed to the Certificate Insurer with respect to the other Home Equity Loan Group;

          (iii)third, the amount, if any, of the Total Monthly Excess Cashflow with respect to such Home Equity Loan Group on a Payment Date remaining after the allocations and payments described in clause
               (ii) above is the "Net Monthly Excess Cashflow" with respect to such Home Equity Loan Group Payment Date and is required to be applied in the following order or priority:

               (A) first, such Net Monthly Excess Cashflow shall be used to reduce to zero, through the payment of a Subordination Increase Amount to the Owners of the Class A Certificates pursuant to clause (iv)(C) below, any Subordination Deficiency Amount with respect to such Home Equity Loan Group as of such Payment Date; and

               (B) second, any Net Monthly Excess Cashflow remaining after the application described in clause (A) above shall be used to reduce to zero, through the payment of a Subordination Increase Amount, the Subordination Deficiency Amount, if any, with respect to the other Home Equity Loan Group; and

               (C) third, any Net Monthly Excess Cashflow remaining after the applications and payments described in clauses (A) and (B) above shall be paid to the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest;

          (iv) fourth, following the making by the Trustee of all allocations, transfers and disbursements described above from amounts (including any related Insured Payment ) then on deposit in the Certificate Account with respect to the related Home Equity Loan Group, the Trustee shall distribute:

               (A) to the Owners of the Class A Certificates of the related Group, the related Class A Current Interest for each Class (including the proceeds of any Insured Payments made by the Certificate Insurer) on a pro rata basis based on each such Class A Certificate's Current Interest without any priority among the Class A Certificates;

               (B) to the Owners of the Class S Certificates, the Class S Distribution Amount (as defined in the Pooling and Servicing Agreement);

               (C) to the Owners of Class A Certificates, (I) the Class A Principal Distribution Amount applicable to the Fixed Rate Group shall be distributed as follows: (i) first, to the Owners of the Class A-1 Certificates until the Class A-1 Certificate Principal Balance is reduced to zero; (ii) second, to the Owners of the Class A-2 Certificates until the Class A-2 Certificate Principal Balance is reduced to zero; (iii) third, to the Owners of the Class A-3 Certificates until the Class A-3 Certificate Principal Balance is reduced to zero; (iv) fourth, to the Owners of the Class A-4 Certificates until the Class A-4 Certificate Principal Balance is reduced to zero; (v) fifth, to the Owners of the Class A-5 Certificates until the Class A-5 Certificate Principal Balance is reduced to zero; (vi) sixth, to the Owners of the Class A-6 Certificates until the Class A-6 Certificate Principal Balance is reduced to zero; and (vii) seventh, to the Owners of the Class A-7 Certificates until the Class A-7 Certificate Principal Balance is reduced to zero; and (II) the Class A Principal Distribution Amount applicable to the Adjustable Rate Group shall be distributed to the Owners of the Class A-8 Certificates until the Class A-8 Certificate Principal Balance has been reduced to zero; and

               (D) to the Trustee, as reimbursement for all unreimbursable expenses incurred in connection with duties and obligations under the Pooling and Servicing Agreement; and

          (v) fifth, following the making by the Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the Certificate Account, the Trustee shall distribute to the Owners of the Class R Certificates, the remaining distributable amounts as specified in the Pooling and Servicing Agreement, for such Payment Date.

     The Trustee Fee, the Trustee Reimbursable Expenses, and the Premium Amount as of each Payment Date will be as set out in the Pooling and Servicing Agreement.

     "Current Interest" with respect to each Class of Class A Certificates means, with respect to any Payment Date (i) the aggregate amount of interest accrued during the preceding Accrual Period on the Class A Certificate Principal Balance of the related Class A Certificates plus (ii) the Preference Amount as it relates to interest previously paid on such Class of the Class A Certificates prior to such Payment Date plus (iii) the Carry Forward Amount, if any, with respect to such Class of Class A Certificates.

     The "Carry-Forward Amount" with respect to any Class of Class A Certificates is the amount as of any Payment Date, equal to the sum of (i) the amount, if any, by which (x) the Class A Current Interest for such Class exceeded (y) the amount of the actual distribution in respect of interest on such Class of Class A Certificates, made to the Owners of such Class of Class A Certificates on such immediately preceding Payment Date and (ii) 30 days interest on such excess at the related Pass-Through Rate for such Class of Class A Certificates.

     "Available Funds" as to any Home Equity Loan Group and Payment Date is the amount on deposit in the Certificate Account on such Payment Date (net of Total Monthly Excess Cashflow and disregarding the amounts of any Insured Payments with respect to a Home Equity Loan Group to be made on such Payment Date and inclusive of any investment earnings on eligible investments therein).

     "Total Available Funds" as to any Home Equity Loan Group and Payment Date is (x) the amount on deposit in the Certificate Account (net of Total Monthly Excess Cashflow) on such Payment Date plus, (y) any amounts of Total Monthly Excess Cashflow to be applied on such Payment Date (disregarding the amount of any Insured Payment with respect to a Home Equity Loan Group to be made on such Payment Date) plus in the case of the Fixed Rate Group, (z) any deposit to the Certificate Account from the Pre-Funding Account and Capitalized Interest Account expected to be made in accordance with the Pooling and Servicing Agreement.

     The Trustee or Paying Agent shall (i) receive as attorney-in-fact of each Owner of Class A Certificates any Insured Payment from the Certificate Insurer and deposit such amounts into the Certificate Account and (ii) disburse the same to each Owner of Class A Certificates. The Pooling and Servicing Agreement will provide that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee or Paying Agent), to the Owners of such Class A Certificates the Certificate Insurer will be subrogated to the rights of such Owners of Class A Certificates with respect to such Insured Payments, and shall receive reimbursement for such Insured Payment as provided in the Pooling and Servicing Agreement, but only from the sources and in the manner provided in the Pooling and Servicing Agreement for the payment of the Class A Distribution Amount to Owners of Class A Certificates, if any; such subrogation and reimbursement to have no effect on the Certificate Insurer's obligations under the Insurance Policy.

     The Pooling and Servicing Agreement provides that the term "Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of Class A Certificates, if any, by the Trustee as a result of proceedings under the United States Bankruptcy Code.

     Each Owner of a Class A Certificate will be required promptly to notify the Trustee in writing upon the receipt of a court order relating to a Preference Amount and will be required to enclose a copy of such order with such notice to the Trustee.

PRE-FUNDING ACCOUNT

     On the Closing Date, the Pre-Funded Amount will be deposited in the Pre-Funding Account, which account shall be in the name of and maintained by the Trustee and shall be part of the Trust. During the Funding Period, the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Funding Period by the amount thereof used to purchase Subsequent Home Equity Loans for addition to the Fixed Rate Group in accordance with the Pooling and Servicing Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to the Owners of the related Fixed Rate Certificates then entitled to receive principal payments on the Payment Date in __________ 199__ in reduction of the Certificate Principal Balance of such Owner's Certificates, thus resulting in a partial principal prepayment of the related Fixed Rate Certificates.

     Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account prior to each Payment Date during the Funding Period. The Pre-Funding Account will not be an asset of either the Base REMIC or the Upper-Tier REMIC.

CAPITALIZED INTEREST ACCOUNT

     On the Closing Date cash will be deposited in the Capitalized Interest Account, which account shall be in the name of and maintained by the Trustee and shall be part of the Trust. The amount on deposit in the Capitalized Interest Account, including reinvestment income thereon, will be used by the Trustee to fund the excess, if any, of (i) the sum of the amount of interest accruing during the related interest accrual period at the weighted average of the Class A Pass-Through Rates of all Fixed Rate Certificates on the amount by which the aggregate Class A Certificate Principal Balance of the Fixed Rate Certificates exceeds the aggregate Loan Balance of the Home Equity Loans in the Fixed Rate Group plus the Class S Distribution Amount and any Trustee Reimbursable Expenses and Certificate Insurer fees with respect to the Fixed Rate Group accruing during the related interest accrual period on such excess balance over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account; such amounts on deposit will be so applied by the Trustee on the first two Payment Dates to fund any such excess. Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period and not needed for such purpose will be paid to the depositor of such funds and will not thereafter be available for distribution to the Owners of the Fixed Rate Certificates.

     Amounts on deposit in the Capitalized Interest Account will be invested in Eligible Investments. The Capitalized Interest Account will not be part of either the Base REMIC or the Upper-Tier REMIC.

CALCULATION OF LIBOR

     On each LIBOR Determination Date (as defined above), the Trustee will determine LIBOR for the next Accrual Period for the Class A-8 Certificates.

     "LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Accrual Period
(commencing on the first day of such Accrual Period) which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period).

     "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

BOOK ENTRY REGISTRATION OF THE CLASS A CERTIFICATES

     The Class A Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in such Book-Entry Certificates ("Beneficial Owners") may elect to hold their Book-Entry Certificates directly through DTC participants of such system ("Participants"), or indirectly through organizations which are Participants. The Book-Entry Certificates will be issued in one or more certificates per class of Class A Certificates which in the aggregate equal the principal balance of such Class A Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing principal amounts of $1,000 and in integral multiples in excess thereof. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Owner" of such Book-Entry Certificates will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Owners as that term is used in the Pooling and Servicing Agreement. Beneficial Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The Beneficial Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's Ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant).

     Beneficial Owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the Trustee through DTC and DTC
Participants. While such Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Certificates and is required to receive and transmit distributions of principal of, and interest on, such Certificates. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

     Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Class A Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Beneficial Owners who are not Participants may transfer ownership of Class A Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Class A Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Class A Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Class A Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

     Transfers between Participants will occur in accordance with DTC rules.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Distributions on the Book-Entry Certificates will be made on each Payment Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, Beneficial Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book- Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust provided by the Servicer to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Beneficial Owners are credited.

     DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.

     Definitive Certificates will be issued to Beneficial Owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Owners representing a majority of the outstanding Percentage Interests of the Class A Certificates, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Owners under the Pooling and Servicing Agreement.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of Certificates among Participants of DTC, it is under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

ASSIGNMENT OF RIGHTS

     An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions under any Certificate, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of the Pooling and Servicing Agreement described above. Notwithstanding the foregoing, the Pooling and Servicing Agreement provides that the Certificate Insurer will, in connection with the subrogation of the Certificate Insurer to the rights of the Owners of the Class A Certificates in an amount equal to Insured Payments for which the Certificate Insurer has not received reimbursement, be considered to be an "Owner" to the extent (but only to the extent) of such rights.

                             THE CERTIFICATE INSURER

     The information set forth in this section has been provided by the Certificate Insurer. No representation is made by the Underwriters, the Seller, the Servicer, the Depositor or any of their affiliates as to the accuracy or completeness of such information or any information related to the Certificate Insurer incorporated by reference herein.

GENERAL

     The Certificate Insurer is a ___________________ incorporated in ____ under the laws of the State of ________. The Certificate Insurer is licensed, directly or through its subsidiaries, to engage in financial guaranty insurance business in [all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.]

     The Certificate Insurer and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. The Certificate Insurer and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset- backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. The Certificate Insurer insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy the Certificate Insurer's underwriting criteria.

     The principal executive offices of the Certificate Insurer are located at ______________________________, and its telephone number at that location is
______________.

REINSURANCE

     Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the Certificate Insurer or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the Certificate Insurer reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by the
Certificate Insurer as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the Certificate Insurer's obligations under any financial guaranty insurance policy.

RATINGS OF CLAIMS-PAYING ABILITY

     The Certificate Insurer's claims-paying ability is rated "Aaa" by Moody's and "AAA" by each of Standard & Poor's. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. See "Ratings" herein.

CAPITALIZATION

     The following table sets forth the capitalization of the Certificate Insurer and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of ____________, 199__ (in thousands):


                                                                     (Unaudited)

Unearned Premium Reserve (net of
         prepaid reinsurance premiums)                                         $
Shareholder's Equity:
         Common Stock
         Additional Paid-In Capital
         Unrealized Gain on Investments
         (net of deferred income taxes)
         Accumulated Earnings
Total Shareholder's Equity

Total Unearned Premium Reserve and
         Shareholder's Equity                                           $

     For further information concerning the Certificate Insurer, see the Consolidated Financial Statements of the Certificate Insurer and Subsidiaries, and the notes thereto incorporated herein by reference. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by the Certificate Insurer are available upon request to the State of New York Insurance Department.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The consolidated financial statements of the Certificate Insurer included in, or as exhibits to, the following documents, which have been filed with the Securities and Exchange Commission are hereby incorporated by reference in this Prospectus Supplement:

     (a) Annual Report on Form 10-K for the year ended _________________, which report included as an exhibit the Certificate Insurer and Subsidiaries' financial statements for the year ended _________________, and

     (b) Quarterly Report on Form 10-Q for the period ended __________________, which report included as an exhibit the Certificate Insurer and Subsidiaries' unaudited financial statements for the quarter ended _________________.

     All financial statements of the Certificate Insurer and Subsidiaries included in documents filed by the Certificate Insurer pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

INSURANCE REGULATION

     The Certificate Insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York its state of domicile. In addition, the Certificate Insurer and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, the Certificate Insurer is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risk") and the volume of transactions
("aggregate risks") that may be underwritten by each such insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as the Certificate Insurer, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

     The Insurance Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of New York Insurance Law. The Insurance Policy is governed by the laws of the State of New York.

     The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer set forth under the heading "The Certificate Insurer."

                               CREDIT ENHANCEMENT
INSURANCE POLICY

     Simultaneously with the issuance of the Certificates, the Certificate Insurer will issue the Insurance Policy to the Trustee for the benefit of the Owners pursuant to which it will irrevocably and unconditionally guaranty payment on each Payment Date to the Trustee for the benefit of the Owners of the Class A Certificates of an amount equal to the Class A Distribution Amount for such Payment Date calculated in accordance with the original terms of the Class A Certificates when issued and without regard to any amendment or modification of the Class A Certificates or the Pooling and Servicing Agreement except amendments or modifications to which the Certificate Insurer has given its prior written consent. The amount of the Insured Payment, if any, made by the Certificate Insurer to the Owners of the Class A Certificates under the Insurance Policy on each Payment Date is the sum of (i) any shortfall in the amount required to pay the Subordination Deficit for such Payment Date from a source other than the Insurance Policy, (ii) any shortfall in the amount required to pay Class A Current Interest for such Payment Date from a source other than the Insurance Policy and (iii) any shortfall in the amount required to pay the Preference Amount from a source other than the Insurance Policy. The Certificate Insurer's obligations under the Insurance Policy to make Insured Payments shall be discharged to the extent funds are transferred to the Trustee as provided in the Insurance Policy, whether or not such funds are properly applied by the Trustee. The effect of the Insurance Policy is to guaranty the timely payment of interest on, and the ultimate principal amount of, all Classes of the Class A Certificates.

     Payment of claims under the Insurance Policy will be made by the Certificate Insurer following Receipt by the Certificate Insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following Receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the relevant Payment Date.

     If any payment of an amount guaranteed by the Certificate Insurer pursuant to the Insurance Policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the Certificate Insurer will pay such amount out of the funds of the Certificate Insurer on the later of
(a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Certificate Insurer from the Trustee of (A) a certified copy of the order (the "Order") of the court or other governmental body which exercised jurisdiction to the effect that an Owner of a Class A Certificate is required to return principal or interest distributed with respect to a Class A Certificate during the term of the Insurance Policy because such distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the Owner of the Class A Certificate that the Order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the Owner of the Class A Certificate, in such form as is reasonably required by the Certificate Insurer and provided to the Owner of the Class A Certificate by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Owner of the Class A Certificate relating to or arising under the Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment, or (ii) the date of Receipt by the Certificate Insurer from the Trustee of the items referred to in clauses (A),
(B) and (C) above if, at least four Business Days prior to such date of Receipt, the Certificate Insurer shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Owner of a Class A Certificate directly (unless an Owner of a Class A Certificate has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Owner of the Class A Certificate upon proof of such payment reasonably satisfactory to the Certificate Insurer).

     The terms "Receipt" and "Received," with respect to the Insurance Policy, means actual delivery to the Certificate Insurer and to its fiscal agent appointed by the Certificate Insurer at its option, if any, prior to 12:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 p.m., New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Insurance Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Certificate Insurer or the fiscal agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

     Under the Insurance Policy, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to be closed.

     The Certificate Insurer's obligations under the Insurance Policy in respect of Insured Payments shall be discharged to the extent funds are transferred to the Trustee as provided in the Insurance Policy, whether or not such funds are properly applied by the Trustee.

     The Certificate Insurer shall be subrogated to the rights of each Owner of a Class A Certificate to receive payments of principal and interest, as applicable, with respect to distributions on the Class A Certificates to the extent of any payment by the Certificate Insurer under the Insurance Policy. To the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of the Class A Certificate, the Certificate Insurer will be subrogated to the rights of the Owners of the Class A Certificates, as applicable, with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be a registered Owner of a Class A Certificate for purposes of payment and shall receive all future Class A Distribution Amounts until all such Insured Payments by the Certificate Insurer have been fully reimbursed, provided that the Owners of the Class A Certificate have received the full amount of the Class A Distribution Amount.

     Claims under the Insurance Policy will rank equally with any other unsecured and unsubordinated obligations of the Certificate Insurer except for certain obligations in respect of tax and other payments to which preference is or may become afforded by statute. The terms of the Insurance Policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the Seller. The Insurance Policy by its terms may not be cancelled or revoked. The Insurance Policy is governed by the laws of the State of New York.

     The  Insurance  Policy is not  covered by the  Property/Casualty  Insurance
Security Fund specified in Article 76 of the New York Insurance Law. The Insurance Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event the Certificate Insurer were to become insolvent, any claims arising under the Insurance Policy are excluded from coverage by the California

Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of part 2 of Division 1 of the California Insurance Code.

     Pursuant to the terms of the Pooling and Servicing Agreement, unless a Certificate Insurer default exists, the Certificate Insurer shall be deemed to be the Owner of Certificate for certain purposes (other than with respect to payment on the Certificates), will be entitled to exercise all rights of the Owners of the Class A Certificate thereunder, without the consent of such Owners and the Owners of the Class A Certificate may exercise such rights only with the prior written consent of the Certificate Insurer. In addition, the Certificate Insurer will have certain additional rights as a third party beneficiary to the Pooling and Servicing Agreement.

OVERCOLLATERALIZATION PROVISIONS

     Overcollateralization Resulting from Cash Flow Structure. The Pooling and Servicing Agreement requires that, on each Payment Date, Net Monthly Excess Cashflow with respect to a Home Equity Loan Group be applied on such Payment Date as an accelerated payment of principal on the related Classes of Class A Certificates, but only to the limited extent hereafter described. Net Monthly Excess Cashflow equals the excess of (i) the excess, if any of (x) the interest which is collected on the Home Equity Loans in such Home Equity Loan Group during a Remittance Period (net of the Servicing Fee and of certain miscellaneous administrative amounts with respect to such Home Equity Loan Group) plus any Delinquency Advances and Compensating Interest over (y) the sum of the Class A Current Interest plus the Class S Current Interest (as defined in the Pooling and Servicing Agreement) (the difference between (x) and (y) is, the "Total Monthly Excess Spread" with respect to such Home Equity Loan Group), over
(ii) the portion of the Total Monthly Excess Cashflow that is used to cover shortfalls in Available Funds on such Payment Date in the related Home Equity Loan Group; provided, however, that with respect to the Fixed Rate Group for any Payment Date during the Funding Period, the sum obtained in (ii) above shall be multiplied by a fraction the numerator of which is the weighted average of the aggregate Loan Balances (weighted by the number of days such Loan Balances are held by the Trust) during the preceding Remittance Period and the denominator of which is the Maximum Collateral Amount as reduced by any actual payments of principal received on the Home Equity Loans prior to the related Remittance Date.

     This  has the  effect  of  accelerating  the  amortization  of the  Class A
Certificates relative to the amortization of the Home Equity Loans in the related Home Equity Loan Group. To the extent that any Net Monthly Excess Cashflow is not so used (and is not required to satisfy requirements with respect to the other Home Equity Loan Group), the Pooling and Servicing Agreement provides that it will be used to reimburse the Servicer with respect to any amounts owing to it, and, thereafter, paid to the Owners of the Class R Certificates.

     Pursuant to the Pooling and Servicing Agreement, each Home Equity Loan Group's Net Monthly Excess Cashflow will be applied as an accelerated payment of principal on the Class A Certificates until the Subordinated Amount has increased to the level required. "Subordinated Amount" means, with respect to each Home Equity Loan Group and Payment Date, the excess, if any, of (x) the sum of (i) the aggregate Loan Balances of the Home Equity Loans in such Home Equity Loan Group as of the close of business on the last day of the preceding Remittance Period and (ii) with respect to the Fixed Rate Group only any amount on deposit in the Pre-Funding Account at such time exclusive of any Pre-Funding Account Earnings (as defined in the Agreement) over (y) the related Class A Certificate Principal Balance as of such Payment Date (after taking into account the payment of the Class A Principal Distribution Amount (except for any Subordination Deficit or Subordination Increase Amount with respect to such Home Equity Loan Group) on such Payment Date). With respect to each Home Equity Loan Group any amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal is a "Subordination Increase Amount." The required level of the Subordinated Amount for each Home Equity Loan Group with respect to a Payment Date is the "Specified Subordinated Amount." The Pooling and Servicing Agreement generally provides that the Specified Subordinated Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers including triggers that allow the Specified Subordinated Amount to decrease or "step down" based on the performance on the Home Equity Loans in the related Home Equity Loan Group with respect to certain tests specified in the Pooling and Servicing Agreement based on delinquency rates and cumulative losses. In addition, Net Monthly Excess Cashflow will be applied to the payment in reduction of principal of the Class A Certificates during the period that the Home Equity Loan Pool is unable to meet certain tests specified in the Pooling and Servicing Agreement based on delinquency rates and cumulative losses.

     In the event that the Specified Subordinated Amount with respect to a Home Equity Loan Group is permitted to decrease or "step down" on a Payment Date in the future, the Pooling and Servicing Agreement provides that a portion of the principal which would otherwise be distributed to the Owners of the related Class A Certificates on such Payment Date shall be distributed to the Owners of the Class R Certificates over the period specified in the Pooling and Servicing Agreement. This has the effect of decelerating the amortization of Class A Certificates relative to the amortization of the Home Equity Loans and of reducing the related Subordinated Amount. With respect to any Home Equity Loan Group and Payment Date, the excess, if any, of (x) the Subordinated Amount on such Payment Date after taking into account all distributions to be made on such Payment Date (except for any distributions of related Subordination Reduction Amounts as described in this sentence) over (y) the Specified Subordinated Amount is the "Excess Subordinated Amount" for such Home Equity Loan Group and Payment Date. If, on any Payment Date, the Excess Subordinated Amount is, or, after taking into account all other distributions to be made on such Payment Date would be, greater than zero (i.e., the Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the Owners of the Class A Certificates on such Payment Date shall instead be distributed to the Owners of the Class R Certificates (to the extent available therefor) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the amount available for distribution on account of principal with respect to the Class A Certificates on such Payment Date; such amount being the "Subordination Reduction Amount" with respect to the related Home Equity Loan Group and Payment Date. As a result of the cash flow structure of the Trust, Subordination Reduction Amounts may result even prior to the occurrence of any decrease or "step down" in the related Specified Subordinated Amount. This is because the Owners of the Class A Certificates will generally be entitled to receive 100% of collected principal with respect to the related Home Equity Loan Group, even though the Class A Certificate Principal Balance will, following the accelerated amortization resulting from the application of the Net Monthly Excess Cashflow, represent less than 100% of the related Home Equity Loan Group's aggregate Loan Balance. Accordingly, in the absence of the provisions relating to Subordination Reduction Amounts, the Subordinated Amount would increase above the Specified Subordinated Amount requirements even without the further application of any Net Monthly Excess Cashflow.

     The Pooling and Servicing Agreement provides generally that, on any Payment Date all amounts collected on account of principal (other than any such amount applied to the payment of a Subordination Reduction Amount) with respect to a Home Equity Loan Group during the prior Remittance Period will be distributed to the Owners of the related Class A Certificates on such Payment Date. If any Home Equity Loan became a Liquidated Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the principal balance of the related Home Equity Loan; the amount of any such insufficiency is a "Realized Loss." In addition, the Pooling and Servicing Agreement provides that the principal balance of any Home Equity Loan which becomes a Liquidated Loan shall thenceforth equal zero. The Pooling and Servicing Agreement does not contain any requirement that the amount of any Realized Loss be distributed to the Owners of the related Class A Certificates on the Payment Date which immediately follows the event of loss; i.e., the Pooling and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the Subordinated Amount with respect to the related Home Equity Loan Group, which to the extent that such reduction causes the Subordinated Amount to be less than the related Specified Subordinated Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Dates, on subsequent Payment Dates, until the Subordinated Amount equals the related Specified Subordinated Amount). The effect of the foregoing is to allocate losses to the Owners of the Class R Certificates by reducing, or eliminating entirely, payments of Total Monthly Excess Spread and of Subordination Reduction Amounts which such Owners would otherwise receive.

     Overcollateralization and the Insurance Policy. The Pooling and Servicing Agreement defines a "Subordination Deficit" with respect to a Home Equity Loan Group and Payment Date to be the amount, if any, by which (x) the aggregate of the Class A Certificate Principal Balances with respect to a Payment Date, after taking into account all distributions to be made on such Payment Date (except for any Subordination Deficit and Subordination Increase Amount), exceeds (y) the sum of (a) the aggregate Loan Balances of the Home Equity Loans in the related Home Equity Loan Group as of the close of business on the last day of the prior Remittance Period and (b) with respect to the Fixed Rate Group only, the amount, if any, on deposit in the Pre-Funding Account on such Payment Date exclusive of Pre-Funding Account Earnings. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment under the Insurance Policy not later than the third Business Day prior to any Payment Date as to which the Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the related Class A Certificates on such Payment Date. The Insurance Policy is thus similar to the subordination provisions described above insofar as the Insurance Policy guarantees ultimate, rather than current, payment of the amounts of any Realized Losses to the Owners of the Class A Certificates. Investors in the Class A Certificates should realize that, under extreme loss or delinquency scenarios applicable to the related Home Equity Loan Pool, they may temporarily receive no distributions of principal when they would otherwise be entitled thereto under the principal allocation provisions described herein. Nevertheless, the exposure to risk of loss of principal of the Owners of the Class A Certificates depends in part on the ability of the Certificate Insurer to satisfy its obligations under the Insurance Policy. In that respect and to the extent that the Certificate Insurer satisfies such obligations, the Owners of the Class A Certificates are insulated from shortfalls in Available Funds that may arise.

     Crosscollateralization Provisions. In addition to the use of Total Monthly Excess Spread and Net Monthly Excess Cashflow with respect to a Home Equity Loan Group to cover related Subordination Increase Amounts, Available Funds Shortfalls and Subordination Deficits, such Total Monthly Excess Spread and Net Monthly Excess Cashflow will be available to cover such requirements for the other Home Equity Loan Group as described under the caption "Description of the Class A Certificates -- Distributions" herein.

                       THE POOLING AND SERVICING AGREEMENT

     In addition to the provisions of the Pooling and Servicing Agreement summarized elsewhere in the Prospectus and this Prospectus Supplement there is set forth below a summary of certain other provisions of the Pooling and Servicing Agreement.

COVENANT OF THE SELLER TO TAKE CERTAIN ACTIONS WITH RESPECT TO THE HOME EQUITY LOANS IN CERTAIN SITUATIONS

     Pursuant to the Pooling and Servicing Agreement, upon the discovery by the Depositor, the Seller, the Certificate Insurer, any Sub-Servicer, any Owner, the Custodian or the Trustee that the representations and warranties set forth below are untrue in any material respect as of the Closing Date with the result that the interests of the Owners or of the Certificate Insurer are materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties.

     Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any of the other parties or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Owners or the Certificate Insurer, the Seller will be required promptly to cure such breach in all material respects or the Seller shall on the second Monthly Remittance Date next succeeding such discovery, such receipt of notice or such time (i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Seller a "Qualified Replacement Mortgage" (as such is defined in the Pooling and Servicing Agreement) and deliver an amount equal to such difference (the "Substitution Amount") to the Trustee on behalf of the Trust as part of the Monthly Remittance remitted by the Servicer on such Monthly Remittance Date or (ii) purchase such Home Equity Loan from the Trust at a purchase price equal to the Loan Purchase Price (as defined below) thereof. Notwithstanding any provision of the Pooling and Servicing Agreement to the contrary, with respect to any Home Equity Loan which is not in default or as to which no default is imminent, no such repurchase or substitution will be made unless the Seller obtains for the Trustee and the Certificate Insurer an opinion of counsel experienced in federal income tax matters and acceptable to the Trustee and the Certificate Insurer to the effect that such a repurchase or substitution would not constitute a Prohibited Transaction for the Trust or otherwise subject the Trust to tax and would not jeopardize the status of the Trust as a REMIC (a "REMIC Opinion") addressed to the Trustee and the Certificate Insurer and acceptable to the Trustee and the Certificate Insurer. The Seller shall also deliver an Officer's Certificate to the Trustee and the Certificate Insurer concurrently with the delivery of a Qualified Replacement Mortgage stating that such Home Equity Loan meets the requirements of a Qualified Replacement Mortgage and that all other conditions to the substitution thereof have been satisfied. Any Home Equity Loan as to which repurchase or substitution was delayed pursuant to the Pooling and Servicing Agreement shall be repurchased or substituted for (subject to compliance with the provisions of the Pooling and Servicing Agreement) upon the earlier of (a) the occurrence of a default or imminent default with respect to such Home Equity Loan and (b) receipt by the Trustee and the Certificate Insurer of a REMIC Opinion. In connection with any breach of a representation, warranty or covenant or defect in documentation giving rise to such repurchase or substitution obligation, the Seller agrees that it shall, at its expense, furnish the Trustee and the Certificate Insurer either a REMIC Opinion or an opinion of counsel rendered by independent counsel that the effects described in a REMIC Opinion may occur as a result of any such repurchase or substitution. The obligation of the Seller to so substitute or repurchase any Home Equity Loan as to which such a statement set forth below is untrue in any material respect and has not been remedied constitutes the sole remedy respecting a discovery of any such statement which is untrue in any material respect available to the Owners, the Trustee and the Certificate Insurer.

     "Loan Purchase Price" means an amount equal to the Loan Balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the Coupon Rate to but not including the Monthly Remittance Date in the Remittance Period of such purchase together with (without duplication) the aggregate amount of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances to the extent that such reimbursement is not made from the Mortgagor or from Liquidation Proceeds from the respective Home Equity Loan.

ASSIGNMENT OF HOME EQUITY LOANS

     Pursuant to the Pooling and Servicing Agreement, the Seller on the Closing Date will transfer, assign, set over and otherwise convey without recourse to the Depositor and the Depositor will transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of the Owners all right, title and interest of the Seller in and to each Initial Home Equity Loan and all its right, title and interest in and to principal and interest due on each such Initial Home Equity Loan after the Cut-Off Date; provided, however, that the Seller will reserve and retain all its right, title and interest in and to principal (including Prepayments) and interest due on each Initial Home Equity Loan on or prior to the Cut-Off Date (whether or not received on or prior to the Cut-Off Date). Purely as a protective measure and not to be construed as contrary to the parties intent that the transfer on the Closing Date is a sale, the Seller has also been deemed to have granted to the Depositor and the Depositor has also been deemed to have granted to the Trustee a security interest in the Trust Estate in the event that the transfer of the Trust Estate is deemed to be a loan and not a sale.

     In connection with the transfer and assignment of the Initial Home Equity Loans on the Closing Date and the Subsequent Home Equity Loans on each Subsequent Transfer Date, the Seller will be required to:

          (i) deliver without recourse to _________________________________ (the
     "Custodian") on behalf of the Trustee on the Closing Date with respect to each Initial Home Equity Loan or on each Subsequent Transfer Date with respect to each Subsequent Home Equity Loan identified in the related Schedule of Home Equity Loans (A) the original Notes, endorsed in blank or to the order of the Trustee, (B) (I) the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Seller, or if available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (II) the attorney's opinion of title, (C) originals or copies of all intervening assignments certified as true copies by the closing agent or the Seller, showing a complete chain of title from origination to the Trustee, if any, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any and (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to Seller from the applicable recording office) or a copy (if such original Mortgage has not been returned to Seller from the applicable recording office) of the Mortgage certified as a true copy by the closing agent or the Seller or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or retained by the recording office;

          (ii) cause, within 60 days following the Closing Date with respect to the Initial Home Equity Loans, or Subsequent Transfer Date with respect to Subsequent Home Equity Loans, assignments of the Mortgages to "____________________, as Trustee of IMC Home Equity Loan Trust 199_-__ under the Pooling and Servicing Agreement dated as of __________, 199__" to be submitted for recording in the appropriate jurisdictions; provided, however, that the Seller shall not be required to prepare any assignment of Mortgage for a Mortgage with respect to which the original recording information has not yet been received from the recording office; provided, further, that the Seller shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Trustee, the Certificate Insurer and the Rating Agencies, on or before the Closing Date with respect to the Initial Home Equity Loans or on each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans, at the Seller's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not required to perfect the Trustee's interests in the related Mortgages Loans (in form satisfactory to the Trustee, the Certificate Insurer and the Rating Agencies);

          (iii) deliver the title insurance policy, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian on behalf of the Trustee within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the Closing Date with respect to the Initial Home Equity Loans, or each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans); and

          (iv) furnish to the Trustee, the Certificate Insurer and the Rating Agencies, at the Seller's expense, an opinion of counsel with respect to the sale and perfection of all Subsequent Home Equity Loans delivered to the Trust in form and substance satisfactory to the Trustee, the Certificate Insurer and the Rating Agencies.

     The Trustee will agree, for the benefit of the Owners, to cause the Custodian to review each File within 45 days after the Closing Date or Subsequent Transfer Date (or the date of receipt of any documents delivered to the Trustee after the Closing Date or Subsequent Transfer Date) to ascertain that all required documents (or certified copies of documents) have been executed and received.

     If the Custodian on behalf of the Trustee during such 45-day period finds any document constituting a part of a File which is not properly executed, has not been received, is unrelated to the Home Equity Loans or that any Home Equity Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian on behalf of the Trustee will be required to promptly notify the Depositor, the Seller, the Owners and the Certificate Insurer. The Seller will agree in the Pooling and Servicing Agreement to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Custodian on behalf of the Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller shall not have remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Owners or the Certificate Insurer, the Seller will be required on the next succeeding Monthly Remittance Date to (or will cause an affiliate of the Seller to) (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Trustee on behalf of the Trust as part of the Monthly Remittance remitted by the Servicer on such Monthly Remittance Date or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Trust along with the Monthly Remittance remitted by the Servicer on such Remittance Date.

     In addition to the foregoing, the Custodian on behalf of the Trustee has agreed to make a review during the 12th month after the Closing Date indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Trustee and the Servicer shall provide to Certificate Insurer no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

SERVICING AND SUB-SERVICING

     The Servicer is required to service the Home Equity Loans in accordance with the Pooling and Servicing Agreement, the terms of the respective Home Equity Loans, and the servicing standards set forth in FNMA's Servicing Guide (the "FNMA Guide"); provided, however, that to the extent such standards, such obligations or the FNMA Guide is amended by FNMA after the date of the Pooling and Servicing Agreement and the effect of such amendment would be to impose upon the Servicer any material additional costs or other burdens relating to such servicing obligations, the Servicer may, at its option, determine not to comply with such amendment in accordance with the servicing standards set forth in the Pooling and Servicing Agreement.

     The Servicer may retain from the interest portion of each monthly payment, the Servicing Fee. In addition, the Servicer will be entitled to retain additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to the Pooling and Servicing Agreement, and similar items.

     The Servicer is required to make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and, to the extent such procedures are consistent with the Pooling and Servicing Agreement and the terms and provisions of any applicable insurance policy, to follow collection procedures for all Home Equity Loans at least as rigorous as those described in the FNMA Guide. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain as additional servicing compensation. In the event the Servicer consents to the deferment of the due dates for payments due on a Note, the Servicer will nonetheless be required to make payment of any required Delinquency Advances with respect to the interest payments so extended to the same extent as if the interest portion of such installment were due, owing and delinquent and had not been deferred.

     The Servicer is required to create, or cause to be created, in the name of the Trustee, at one or more depository institutions a principal and interest account maintained as a trust account in the trust department of such institution (the "Principal and Interest Account"). All funds in the Principal and Interest Account are required to be held (i) uninvested, or (ii) invested in Eligible Investments (as defined in the Pooling and Servicing Agreement). Any investment of funds in the Principal and Interest Account must mature or be withdrawable at par on or prior to the immediately succeeding Monthly Remittance Date. Any investment earnings on funds held in the Principal and Interest Account are for the account of, and any losses therein are also for the account of, and must be promptly replenished by, the Servicer.

     The Servicer is required to deposit to the Principal and Interest Account, within one business day following receipt, all principal and interest due on the Home Equity Loans after the Cut-Off Date, including any Prepayments, the proceeds of any liquidation of a Home Equity Loan net of expenses and unreimbursed Delinquency Advances ("Net Liquidation Proceeds"), any income from REO Properties and Delinquency Advances, but net of (i) Net Liquidation Proceeds to the extent that such Net Liquidation Proceeds exceed the sum of (I) the Loan Balance of the related Home Equity Loan immediately prior to liquidation, plus
(II) accrued and unpaid  interest on such Home Equity Loan (net of the Servicing
Fee) to the date of such liquidation and (III) any Realized Losses during the related Remittance Period, (ii) principal (including Prepayments) collected and interest due on the Home Equity Loans on or prior to the Cut-Off Date, (iii) reimbursements for Delinquency Advances, and (iv) reimbursement for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amounts being referred to herein as the "Daily Collections").

     The Servicer may make withdrawals for its own account from the Principal and Interest Account with respect to each Home Equity Loan Group in the following order and only for the following purposes:

          (i) on each Monthly Remittance Date, to pay itself the Servicing Fee;

          (ii) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

          (iii) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

          (iv) to reimburse itself for unrecovered Delinquency Advances and to retain any excess Compensating Interest; and

          (v) to clear and terminate the Principal and Interest Account following the termination of the Trust.

     The Servicer will remit to the Trustee for deposit in the Certificate Account the Daily Collections allocable to a Remittance Period not later than the related Monthly Remittance Date, and Loan Purchase Prices and Substitution Amounts two Business Days following the related repurchase or substitution, as the case may be.

     On each Monthly Remittance Date, the Servicer shall be required to remit to the Trustee for deposit to the Certificate Account out of the Servicer's own funds any Delinquent payment of interest with respect to each Delinquent Home Equity Loan, which payment was not received on or prior to the related Remittance Date and was not theretofore advanced by the Servicer. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances." The Servicer may reimburse itself on any Business Day for any Delinquency Advances paid from the Servicer's own funds, from collections on any Home Equity Loan that are not required to be distributed on the Payment Date occurring during the month in which such reimbursement is made or from the Certificate Account out of Net Monthly Excess Cashflow.

     Notwithstanding the foregoing, in the event that the Servicer determines in its reasonable business judgment in accordance with the servicing standards of the Pooling and Servicing Agreement that any proposed Delinquency Advance if made would not be recoverable, the Servicer shall not be required to make such Delinquency Advances with respect to such Home Equity Loan. To the extent that the Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Servicer subsequently determines to be nonrecoverable, the Servicer shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances as provided above. The Servicer shall give written notice of such determination as to why such amount is or would be nonrecoverable to the Trustee and the Certificate Insurer.

     The Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation ("Preservation Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and (iii) the cost of the management and liquidation of Property acquired in satisfaction of the related Mortgage, except to the extent that such amounts are determined by the Servicer in its reasonable business judgement that any proposed Servicing Advance would not be recoverable. Such costs and expenses will constitute "Servicing Advances". The Servicer may recover a Servicing Advance to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan or from certain amounts on deposit in the Certificate Account as provided in the Agreement. Except as provided above, in no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Home Equity Loan.

     A full month's interest at the Coupon Rate will be due on the outstanding Loan Balance of each Home Equity Loan as of the beginning of each Remittance Period. If a prepayment in full of a Home Equity Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest at the Coupon Rate that would be due on the related due date for such Home Equity Loan (such difference, the "Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period), will be required to be deposited to the Principal and Interest Account (or if such difference is an excess, the Servicer shall retain such excess) on the next succeeding Monthly Remittance Date by the Servicer and shall be included in the Monthly Remittance Amount to be made available to the Trustee on the next succeeding Monthly Remittance Date.

     The Servicer, and in the absence of the exercise thereof by the Servicer, the Certificate Insurer will have the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes delinquent as to three consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer; provided, however, that the Servicer may not purchase any such Home Equity Loan unless the Servicer has delivered to the Certificate Insurer and the Trustee, at the Servicer's expense, an opinion of counsel acceptable to the Certificate Insurer and the Trustee to the effect that such a purchase would not constitute a Prohibited Transaction for the Trust or otherwise subject the Trust to tax and would not jeopardize the status of the Base REMIC or the Upper-Tier REMIC as a REMIC. The purchase price for any such Home Equity Loan is equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

     The Servicer is required to cause to be liquidated any Home Equity Loan relating to a Property as to which ownership has been effected in the name of the Servicer on behalf of the Trust and which has not been liquidated within __ months of such effecting of ownership at such price as the Servicer deems necessary to comply with this requirement, or within such period of time as may, in the opinion of counsel nationally recognized in federal income tax matters, be permitted under the Code.

     If so required by the terms of any Home Equity Loan, the Servicer will be required to cause hazard insurance to be maintained with respect to the related Property and to advance sums on account of the premiums therefor if not paid by the Mortgagor if permitted by the terms of such Home Equity Loan.

     The Servicer will have the right under the Pooling and Servicing Agreement (upon receiving the consent of the Certificate Insurer) to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Properties. No application for approval may be considered by the Servicer unless: (i) the provisions of the related Note and Mortgage have been complied with; (ii) the loan-to-value ratio and debt-to-income ratio after any release does not exceed the loan-to-value ratio and debt-to- income ratio of such Note on the Cut-Off Date and any increase in the loan-to-value shall not exceed __% unless approved in writing by the Certificate Insurer; and (iii) the lien priority of the related Mortgage is not affected.

     The Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a payment default with respect to such Home Equity Loan or in the event that a payment default with respect to such Home Equity Loan is reasonably foreseeable by the Servicer; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond __________. Notwithstanding anything set forth in the Pooling and Servicing Agreement to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

     The Servicer shall provide written notice to the Trustee and the Certificate Insurer prior to the execution of any modification, waiver or amendment of any provision of any Home Equity Loan; provided that if the Certificate Insurer does not object in writing to the modification, waiver or amendment specified in such notice within 5 Business Days after its receipt thereof, the Servicer may effectuate such modification, waiver or amendment and shall deliver to the Custodian, on behalf of the Trustee for deposit in the related File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

     As noted under "The Seller and Servicer -- General" herein, the Servicer, with the consent of the Certificate Insurer, will be permitted under the Pooling and Servicing Agreement to enter into Sub-Servicing Agreements for any servicing and administration of Home Equity Loans with any institution that (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement, (y) has experience servicing home equity loans that are similar to the Home Equity Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles).

     With the consent of the Certificate Insurer, the Servicer may enter into Sub-Servicing Agreements with Sub-Servicers with respect to the servicing of the Home Equity Loans. No Sub-Servicing arrangements discharge the Servicer from its servicing obligations. Notwithstanding any Sub-Servicing Agreement, the Servicer will not be relieved of its obligations under the Pooling and Servicing Agreement and the Servicer will be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify the Pooling and Servicing Agreement.

     The Servicer (except the Trustee if it is required to succeed the Servicer under the Pooling and Servicing Agreement) has agreed to indemnify and hold the Trustee, the Certificate Insurer, and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Home Equity Loans in compliance with the terms of the Pooling and Servicing Agreement. The Servicer shall immediately notify the Trustee, the Certificate Insurer and each Owner if a claim is made by a third party with respect to the Pooling and Servicing Agreement, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer and/or Owner in respect of such claim. The Trustee shall reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with the Pooling and Servicing Agreement. The indemnification provisions shall survive the termination of the Pooling and Servicing Agreement and the payment of the outstanding Certificates.

     The Servicer will be required to deliver to the Trustee, the Certificate Insurer, and the Rating Agencies on or before __________ of each year, commencing in 199__: (1) an officers' certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under the Pooling and Servicing Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of all such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default and (2) a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has examined the Servicer's overall servicing operations in accordance with the requirements of the Uniform Single Audit Procedure for Mortgage Bankers, and stating such firm's conclusions relating thereto.

REMOVAL AND RESIGNATION OF SERVICER

     The Certificate Insurer (or, the Owners, with the consent of the Certificate Insurer) will have the right to, pursuant to the Pooling and Servicing Agreement, remove the Servicer upon the occurrence of certain events (collectively, the "Servicer Termination Events") including, without limitation:
(a) certain acts of bankruptcy or insolvency on the part of the Servicer; (b) certain failures on the part of the Servicer to perform its obligations under the Pooling and Servicing Agreement (including certain performance tests related to the delinquency rate and cumulative losses of the Home Equity Loan Pool); (c) the failure to cure material breaches of the Servicer's representations in the Pooling and Servicing Agreement; or (d) certain mergers or other combinations of the Servicer with another entity.

     The Servicer is not permitted to resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such conflict being of a type and nature carried on by the Servicer on the date of the Pooling and Servicing Agreement. Any such determination permitting the resignation of the Servicer is required to be evidenced by an opinion of counsel to such effect which shall be delivered, and reasonably acceptable, to the Trustee and the Certificate Insurer.

     Upon removal or resignation of the Servicer, the Trustee may (A) solicit bids for a successor servicer as described in the Pooling and Servicing Agreement or (B) shall appoint the Backup Servicer as Servicer. The Trustee, if it is unable to obtain a qualifying bid and is prevented by law from acting as servicer, will be required to appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution designated as an approved seller-servicer by FHLMC or FNMA, having equity of not less than $5,000,000, and acceptable to the Certificate Insurer and a majority of the Owners of the Class R Certificates (provided that if the Certificate Insurer and such Owners cannot agree as to the acceptability of such successor Servicer, the decision of the Certificate Insurer shall control) as the successor to the Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     No removal or resignation of the Servicer will become effective until the Backup Servicer, the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

THE TRUSTEE

     ____________________,  having  its  principal  corporate  trust  office  at
_______________________________________________,  will be named as Trustee under the Pooling and Servicing Agreement.

REPORTING REQUIREMENTS

     On each Payment Date the Trustee will be required to report in writing (based on information provided to the Trustee by the Servicer) to each Owner, the Rating Agencies and the Certificate Insurer:

          (i) the amount of the distribution with respect to the Class A Certificates, the Class S Certificates and the Class R Certificates (based on a Certificate in the original principal amount of $1,000);

          (ii) the amount of such distributions allocable to principal on the Home Equity Loans, separately identifying the aggregate amount of any prepayments in full or Prepayments or other recoveries of principal included therein and, with respect to the Fixed Rate Group only, any Pre-Funded Amounts distributed as a prepayment (based on a Certificate in the original principal amount of $1,000) and any Subordination Increase Amount with respect to each Home Equity Loan Group;

          (iii) the amount of such distribution allocable to interest on the Home Equity Loans in each Group (based on a Certificate in the original principal amount of $1,000);

          (iv) if the distribution (net of any Insured Payment) to the Owners of any Class of the Class A Certificates on such Payment Date was less than the related Class A Distribution Amounts on such Payment Date and the related Class A Carry-Forward Amount resulting therefrom;

          (v) the amount of any Insured Payment included in the amounts distributed to the Owners of Class A Certificates on such Payment Date;

          (vi) the principal amount of each Class of Class A Certificate (based on a Certificate in the original principal amount of $1,000) which will be Outstanding after giving effect to any payment of principal on such Payment Date;

          (vii) the Subordinated Amount and Subordination Deficit for each Group, if any, remaining after giving effect to all distributions and transfers on such Payment Date;

          (viii) the aggregate Loan Balance of all Home Equity Loans, the aggregate Loan Balance of the Home Equity Loans in each Group and, in the case of the Fixed Rate Group only, the aggregate Loan Balance of the Initial Home Equity Loans and the Subsequent Home Equity Loans, in each case after giving effect to any payment of principal on such Payment Date;

          (ix) based upon information furnished by the Seller such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

          (x) the total of any Substitution Amounts or Loan Purchase Price amounts included in such distribution with respect to each Group;

          (xi) the weighted average Coupon Rate of the Home Equity Loans;

          (xii) such other information as the Certificate Insurer or any Owner may reasonably request with respect to delinquent Home Equity Loans;

          (xiii) the largest Home Equity Loan balance outstanding; and

          (xiv) for Payment Dates during the Funding Period, the remaining Pre-Funded Amount.

     Certain obligations of the Trustee to provide information to the Owners are conditioned upon such information being received from the Servicer.

     In addition, on the Business Day preceding each Payment Date the Trustee will be required to distribute to each Owner, the Certificate Insurer and the Rating Agencies, together with the information described above, the following information prepared by the Servicer and furnished to the Trustee for such purpose and with respect to each Home Equity Loan Group;

          (a) the number and aggregate  principal  balances of Home Equity Loans
     (i) 30-59 days delinquent, (ii) 60-89 days delinquent, (iii) 90 or more days delinquent, as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date, (iv) the numbers and aggregate Loan Balances of all Home Equity Loans as of such Payment Date and (v) the percentage that each of the amounts represented by clauses
     (i), (ii) and (iii) represent as a percentage of the respective amounts in clause (iv);

          (b) the status and the number and dollar amounts of all Home Equity Loans in foreclosure proceedings as of the close of business on the last day of the Remittance Period immediately preceding such Payment Date;

          (c) the number of Mortgagors and the Loan Balances of (i) the related Mortgages involved in bankruptcy proceedings as of the close of business on the last day of the Remittance Period immediately preceding such Payment Date and (ii) Home Equity Loans that are "balloon" loans;

          (d) the existence and status of any Properties as to which title has been taken in the name of, or on behalf of the Trustee, as of the close of business of the last day of the Remittance Period immediately preceding the Payment Date;

          (e) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date;

          (f) the Cumulative Loss Percentage, the amount of cumulative Realized Losses, the current period Realized Losses and the Annual Loss Percentage (Rolling Twelve Month) (each as defined in the Pooling and Servicing Agreement); and

          (g) the 60+ Delinquency Percentage and the amount of 60-Day Delinquent Loans (each as defined in the Pooling and Servicing Agreement).


REMOVAL OF TRUSTEE FOR CAUSE

     The Trustee may be removed upon the occurrence of any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) on the part of the Trustee: (1) failure to make distributions of available amounts; (2) certain breaches of covenants and representations by the Trustee; (3) certain acts of bankruptcy or insolvency on the part of the Trustee; and (4) failure to meet the standards of Trustee eligibility as set forth in the Pooling and Servicing Agreement.

     If any such event occurs and is continuing, then and in every such case (i) the Certificate Insurer or (ii) with the prior written consent of the Certificate Insurer (which is required not to be unreasonably withheld), the Depositor and the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class R Certificates, may appoint a successor trustee.

GOVERNING LAW

     The Pooling and Servicing Agreement and each Certificate will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

AMENDMENTS

     The Trustee, the Depositor, the Seller and the Servicer with the consent of the Certificate Insurer may, at any time and from time to time and without notice to or the consent of the Owners, amend the Pooling and Servicing Agreement, and the Trustee will be required to consent to such amendment, for the purposes of (i) if accompanied by an approving opinion of counsel experienced in federal income tax matters, removing the restriction against the transfer of a Class R Certificate to a Disqualified Organization (as such term is defined in the Code), (ii) complying with the requirements of the Code including any amendments necessary to maintain REMIC status, (iii) curing any ambiguity, (iv) correcting or supplementing any provisions therein which are inconsistent with any other provisions therein, or (v) for any other purpose, provided that in the case of clause (v), (A) the Seller delivers an opinion of counsel acceptable to the Trustee that such amendment will not adversely affect in any material respect the interest of the Owners and (B) such amendment will not result in a withdrawal or reduction of the rating of the Class A Certificates without regard to the Certificate Insurance Policy. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then Outstanding or (c) which affects in any manner the terms or provisions of the Certificate Insurance Policy.

     The Trustee will be required to furnish written notification of the substance of any such amendment to each Owner in the manner set forth in the Pooling and Servicing Agreement.

TERMINATION OF THE TRUST

     The Pooling and Servicing Agreement will provide that the Trust will terminate upon the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts required to be paid to such Owners upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Home Equity Loan, (b) the disposition of all property acquired in respect of any Home Equity Loan remaining in the Trust Estate and (c) at any time when a Qualified Liquidation of the Trust Estate is effected as described below. To effect a termination pursuant to clause (c) above, the Owners of all Certificates then outstanding will be required to furnish to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that such liquidation constitutes a Qualified Liquidation.

OPTIONAL TERMINATION

     BY OWNERS OF CLASS R CERTIFICATES. At their option, the Owners of a majority of the Percentage Interest represented by the Class R Certificates then Outstanding may on any Monthly Remittance Date when the aggregate outstanding Loan Balances of the Home Equity Loans is __% or less of the Maximum Collateral Amount purchase from the Trust all (but not fewer than all) remaining Home Equity Loans, in whole only, and other property acquired by foreclosure, deed in lieu of foreclosure, or otherwise then constituting the Trust Estate, and thereby effect early retirement of the Certificates.

     TERMINATION UPON LOSS OF REMIC STATUS. Following a final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that either the Base REMIC or the Upper-Tier REMIC does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination the Certificate Insurer or the Owners of a majority in Percentage Interests represented by the Class A Certificates then Outstanding with the consent of the Certificate Insurer may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.


                         FEDERAL INCOME TAX CONSEQUENCES

     The following section discusses certain of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the Class A Certificates. Such section must be considered only in connection with "Federal Income Tax Consequences" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Class A Certificates.

REMIC ELECTIONS

     Pursuant to the Pooling and Servicing Agreement, the Trustee will elect to treat the Trust Estate (other than the Pre-Funding Account and the Capitalized Interest Account) as two segregated asset pools with respect to which elections will be made to treat each as a separate REMIC for federal income tax purposes. The Base REMIC will issue several uncertificated subclasses of non-voting interests (the "Base REMIC Regular Interests"), which will be designated as the regular interests in the Base REMIC and the uncertificated Base REMIC Residual Class, which will be designated as the residual interest in the Base REMIC. The assets of the Base REMIC will consist of the Home Equity Loans and all other property in the Trust Estate except for the property in the Trust Estate allocated to the Upper-Tier REMIC, the Pre-Funding Account and the Capitalized Interest Account. The Upper-Tier REMIC will issue the Class A Certificates all of which will be designated as the regular interests in the Upper-Tier REMIC, and the Class R Certificate which will be designated as the residual interest in the Upper-Tier REMIC. The assets of the Upper-Tier REMIC will consist of the Base REMIC Regular Interests. Aggregate distributions on the Base REMIC Regular Interests will equal the aggregate distributions on the Class A Certificates and Class S Certificates. See "Formation of the Trust and Trust Property" herein.

     Qualification as a REMIC requires ongoing compliance with certain conditions. Arter & Hadden, special tax counsel, is of the opinion that for federal income tax purposes, assuming (i) the REMIC elections are made and (ii) compliance with the Pooling and Servicing Agreement, each of the Upper-Tier REMIC and the Base REMIC will be treated as a REMIC, the Class A Certificates will be treated as "regular interests" in the Upper-Tier REMIC, the Class R Certificates will be the sole "residual interest" in the Upper-Tier REMIC, the Base REMIC Regular Interests will be treated as "regular interests" in the Base REMIC and the uncertificated Base REMIC Residual Class will be the sole "residual" in the Base REMIC. Except as indicated below and in the Prospectus, for federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of the Class A Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to such Class A Certificates under an accrual method.

     The prepayment assumption for each Class of the Class A Certificates for calculating original issue discount is ___% of the applicable Prepayment Assumption. See "Prepayment and Yield Considerations -- Projected Prepayment and Yield for Class A Certificates" herein.

     As a result of the qualification of the Base REMIC and the Upper-Tier REMIC as REMICs, the Trust will not be subject to federal income tax except with respect to (i) income from prohibited transactions, (ii) "net income from foreclosure property" and (iii) certain contributions to the Trust after the Closing Date (see "Federal Income Tax Consequences" in the Prospectus). The total income of the Trust (exclusive of any income that is taxed at the REMIC level) will be taxable to the Beneficial Owners of the Certificates.

     Under the laws of New York State and New York City, an entity that is treated for federal income tax purposes as a REMIC generally is exempt from entity level taxes imposed by those jurisdictions. This exemption does not apply, however, to the income on the Class A Certificates.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans subject to ERISA ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Certificates without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code.

     Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

     Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions ("prohibited transactions") involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

     The United States Department of Labor ("DOL") has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

     Under the terms of the regulation, the Trust may be deemed to hold plan assets by reason of a Plan's investment in a Certificate; such plan assets would include an undivided interest in the Home Equity Loans and any other assets held by the Trust. In such an event, persons providing services with respect to the assets of the Trust, may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the
Code), with respect to transactions involving such assets unless such transactions are subject to a statutory or administrative exemption.

     One such exception  applies if the class of equity interests in question is
(i) "widely held", (ii) freely transferable, and (iii) sold as part of an offering pursuant to (A) an effective registration statement under the Securities Act of 1933, and then subsequently registered under the Securities Exchange Act of 1934 or (B) an effective registration statement under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Publicly Offered Securities"). In addition the regulation provides that if at all times more than 75% of the value of classes of equity interests in the Trust are held by investors other than benefit plan investors (which is defined as including plans subject to ERISA, government plans and individual retirement accounts), the investing Plan's assets will not include any of the underlying assets of the Trust.

     The DOL has issued to ____________________ an individual prohibited transaction exemption from certain of the prohibited transaction rules of ERISA (the "Exemption"), with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The loans covered by the Exemption include home equity loans such as the Home Equity Loans.

          Among the conditions that must be satisfied for the Exemption to apply are the following:

               (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arms-length transaction with an unrelated party;

               (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

               (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's, Moody's, Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch");

               (4) the Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

               (5) the sum of all payments made to and retained by the Underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the loans to the Trust Estate represents not more than the fair market value of such loans; the sum of all payments made to and retained by the Trustee and the Servicer represents not more than reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable expenses in connection therewith; and

               (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group;
(ii) the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (iii) immediately after the acquisition, no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Depositor, the Certificate Insurer, the Underwriters, the Trustee, the Servicer, any obligor with respect to Home Equity Loans included in the Trust Estate constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Estate, or any affiliate of such parties (the "Restricted Group").

     In addition, as of the date hereof, there is no single Home Equity Loan included in the Trust Estate that constitutes more than five percent of the aggregate unamortized principal balance of the assets of the Trust Estate. Before purchasing a Class A Certificate based on the Exemption, however, a fiduciary of a Plan should itself confirm (1) that such Certificate constitutes a "certificate" for purposes of the Exemption and (2) that the specific conditions and other requirements set forth in the Exemption would be satisfied.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                     RATINGS

     It is a condition of the issuance of the Class A Certificates that the Class A Certificates receive ratings of "AAA" by Standard & Poor's and "Aaa" by Moody's. The ratings assigned to the Class A Certificates will be based primarily on the claims-paying ability of the Certificate Insurer. Explanations of the significance of such ratings may be obtained from Moody's, 99 Church Street, New York, New York and Standard & Poor's, 25 Broadway, New York, New York 10004. Such ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A Certificates. A security rating is not a recommendation to buy, sell or hold securities.

                         LEGAL INVESTMENT CONSIDERATIONS

     Although the [Fixed Rate] Certificates are expected to be rated "AAA" by Standard & Poor's and "Aaa" by Moody's, the [Fixed Rate] Certificates will not constitute "mortgage related securities" for purposes of SMMEA because a portion of the Home Equity Loans represent second liens. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first home equity loans may not be legally authorized to invest in the [Fixed Rate] Certificates.

     [The Class A-8 Certificates will constitute "mortgage related securities" for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As such, such Classes of Certificates will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA. In addition, institutions whose activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities.]

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement relating to the Certificates (the "Underwriting Agreement"), the Depositor has agreed to cause the Trust to sell to each of the Underwriters named below (the "Underwriters"), and each of the Underwriters has severally agreed to purchase, the principal amount or Percentage Interest of the Class A Certificates set forth opposite its name below:

                             CLASS A-1 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $

                             CLASS A-2 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $


                             CLASS A-3 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $


                             CLASS A-4 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $


                             CLASS A-5 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $

                             CLASS A-6 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $


                             CLASS A-7 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $


                             CLASS A-8 CERTIFICATES

      UNDERWRITERS                                            PRINCIPAL AMOUNT

      --------------------                                    $
      --------------------                                    $
          TOTAL                                               $

     The Seller has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments which the Underwriters may be required to make in respect thereof.

     In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Certificates offered hereby, if any are purchased. The Depositor has been advised by the Underwriters that they propose initially to offer the Class A Certificates to the public at the respective offering prices set forth on the cover page hereof and to certain dealers at such price less a concession not in excess of the respective amounts set forth in the table below (expressed as a percentage of the relative Certificate Principal Balance). The Underwriters may allow and such dealers may reallow a discount not in excess of the respective amounts set forth in the table below to certain other dealers.


                                                 SELLING             REALLOWANCE
CLASS                                           CONCESSION            DISCOUNT

A-1.....................................            %                     %
A-2.....................................            %                     %
A-3.....................................            %                     %
A-4.....................................            %                     %
A-5.....................................            %                     %
A-6.....................................            %                     %
A-7.....................................            %                     %
A-8.....................................            %                     %

     After the initial public offering, such prices and discounts may be changed.

     The Depositor has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect thereof.

                                REPORT OF EXPERTS

     The consolidated balance sheets of ____________________ and Subsidiaries as of ___________, 199__ and 199__ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ___________, 199__, incorporated by reference in this Prospectus Supplement, have been incorporated herein in reliance on the report of ________________________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                              CERTAIN LEGAL MATTERS

     Certain  legal  matters  relating to the  validity  of the  issuance of the
Certificates will be passed upon for the Depositor and the Seller by Arter & Hadden, Washington, D.C. Certain legal matters relating to insolvency issues and certain federal income tax matters concerning the Certificates will be passed upon by Arter & Hadden. Certain legal matters relating to the validity of the issuance of the Certificates will be passed upon for the Underwriters by
________________________________.

                                   APPENDIX A
                  INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS

                                                                            Page

5/25 Loans...................................................................S-4
Agreement....................................................................S-2
Appraised Values............................................................S-21
Available Funds.............................................................S-42
Backup Servicer.............................................................S-17
Balloon Loans...............................................................S-16
Base REMIC..................................................................S-12
Base REMIC Regular Interests................................................S-60
Beneficial Owners...........................................................S-11
Book-Entry Certificates.....................................................S-43
Capitalized Interest Account................................................S-10
Carry-Forward Amount........................................................S-42
Cede........................................................................S-11
Certificate Account.........................................................S-39
Certificate Insurer..........................................................S-9
Certificate Insurer Default..................................................S-9
Class........................................................................S-1
Class A Certificate Principal Balance.......................................S-34
Class A Certificates.........................................................S-1
Class A Distribution Amount..................................................S-5
Class A Principal Distribution Amount........................................S-6
Class A-1 Certificates.......................................................S-1
Class A-2 Certificates.......................................................S-1
Class A-3 Certificates.......................................................S-1
Class A-4 Certificates.......................................................S-1
Class A-5 Certificates.......................................................S-1
Class A-6 Certificates.......................................................S-1
Class A-7 Certificates.......................................................S-1
Class R Certificates.........................................................S-2
Class S Certificates.........................................................S-2
Closing Date.................................................................S-2
CMT Loans....................................................................S-3
Code........................................................................S-12
Combined Loan-to-Value Ratios...............................................S-23
Compensating Interest.......................................................S-55
Coupon Rate..................................................................S-3
CPR.........................................................................S-35
Current Interest............................................................S-42
Custodian...................................................................S-52
Cut-Off Date.................................................................S-1
D&P.........................................................................S-62
Daily Collections...........................................................S-54
Definitive Certificate......................................................S-43
Delinquency Advances........................................................S-54
Depositor....................................................................S-1
DOL.........................................................................S-61
DTC.........................................................................S-11
DTC Participants............................................................S-44
ERISA.......................................................................S-61
Excess Subordinated Amount..................................................S-50
Exemption...................................................................S-62
FHLMC.......................................................................S-18
Final Determination.........................................................S-60
Financial Intermediary......................................................S-44
Fitch.......................................................................S-62
Fixed Rate Certificates......................................................S-1
FNMA........................................................................S-18
FNMA Guide..................................................................S-53
Funding Period..............................................................S-10
Home Equity Loans............................................................S-2
Initial Home Equity Loans....................................................S-3
Insurance Policy.............................................................S-9
Insured Payment..............................................................S-9
Loan Balance.................................................................S-7
Loan Purchase Price.........................................................S-52
Loan-to-Value Ratios........................................................S-23
Maximum Collateral Amount...................................................S-12
Monthly Remittance Date......................................................S-8
Moody's.....................................................................S-10
Mortgagor...................................................................S-33
Net Liquidation Proceeds....................................................S-54
Notes.......................................................................S-21
Original Aggregate Loan Balance.............................................S-21
Participants................................................................S-43
Payment Date.................................................................S-5
Percentage Interest.........................................................S-39
Plans.......................................................................S-61
Preference Amount............................................................S-8
Pre-Funded Amount...........................................................S-10
Pre-Funding Account..........................................................S-2
Premium Amount..............................................................S-11
Prepayment Assumption.......................................................S-35
Prepayments.................................................................S-14
Preservation Expenses.......................................................S-55
Principal and Interest Account..............................................S-54
Properties...................................................................S-2
Qualified Replacement Mortgage..............................................S-51
Rating Agencies.............................................................S-12
Realized Loss...............................................................S-50
Record Date..................................................................S-5
Reference Banks.............................................................S-43
Register....................................................................S-39
Registrar...................................................................S-39
REMIC.......................................................................S-12
REMIC Opinion...............................................................S-51
Remittance Period............................................................S-8
Restricted Group............................................................S-63
Rules.......................................................................S-44
Seller.......................................................................S-1
Servicer.....................................................................S-1
Servicer Termination Events.................................................S-57
Servicing Advance...........................................................S-55
Servicing Fee................................................................S-8
Six Month LIBOR..............................................................S-3
SMMEA.......................................................................S-13
Specified Subordinated Amount...............................................S-49
Subordinated Amount.........................................................S-49
Subordination Deficit.......................................................S-50
Subordination Increase Amount...............................................S-49
Subordination Reduction Amount..............................................S-50
Subsequent Cut-Off Date.....................................................S-15
Subsequent Mortgage Loans....................................................S-2
Subsequent Transfer Agreement...............................................S-15
Subsequent Transfer Date....................................................S-10
Sub-Servicers...............................................................S-17
Sub-Servicing Agreements....................................................S-17
Substitution Amount.........................................................S-51
Telerate Page 3750..........................................................S-43
Total Available Funds.......................................................S-42
Total Monthly Excess Spread.................................................S-49
Trust........................................................................S-1
Trust Estate................................................................S-38
Trustee......................................................................S-1
Underwriters................................................................S-64
Upper Tier REMIC............................................................S-12
Weighted average life.......................................................S-34
81996.2D

=====================================   ========================================

     NO DEALER,  SALESPERSON  OR OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION    OR    TO    MAKE    ANY           IMC HOME EQUITY
REPRESENTATION  NOT  CONTAINED IN THIS         LOAN TRUST 199_-__
PROSPECTUS     SUPPLEMENT    OR    THE
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATION MUST NOT
BE   RELIED   UPON  AS   HAVING   BEEN            $-----------
AUTHORIZED  BY THE DEPOSITOR OR BY THE
UNDERWRITERS.      THIS     PROSPECTUS
SUPPLEMENT  AND THE  PROSPECTUS DO NOT
CONSTITUTE  AN  OFFER  TO  SELL,  OR A          $
SOLICITATION OF AN OFFER TO BUY ANY OF       Class A-1 Certificates
THE  SECURITIES  OFFERED HEREBY IN ANY
JURISDICTION  TO ANY PERSON TO WHOM IT
IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH
JURISDICTION.  NEITHER THE DELIVERY OF
THIS  PROSPECTUS   SUPPLEMENT  OR  THE          $
PROSPECTUS NOR ANY SALE MADE HEREUNDER       Class A-2 Certificates
SHALL, UNDER ANY CIRCUMSTANCES, CREATE
ANY   IMPLICATION   THAT   INFORMATION
HEREIN  IS  CORRECT  AS  OF  ANY  TIME
SUBSEQUENT  TO THE DATE HEREOF OR THAT
THERE   HAS  BEEN  NO  CHANGE  IN  THE                  $
AFFAIRS  OF THE  DEPOSITOR  SINCE SUCH       Class A-3 Certificates
DATE.

              ----------
           TABLE OF CONTENTS
                                  PAGE          $
         PROSPECTUS SUPPLEMENT               Class A-4 Certificates
Summary.........................  S-
Risk Factors ...................  S-
The Seller and Servicer.........  S-
Use of Proceeds.................  S-
The Depositor...................  S-            $
The Home Equity Loan Pool.......  S-         Class A-5 Certificates
Prepayment       and      Yield
  Considerations................  S-
Formation   of  the  Trust  and
  Trust Property................  S-
Additional Information..........  S-            $
Description   of  the  Class  A              Class A-6 Certificates
  Certificates..................  S-
The Certificate Insurer.........  S-
Credit Enhancement..............  S-
The   Pooling   and   Servicing
  Agreement.....................  S-            $
Federal Income Tax Consequences.  S-         Class A-7 Certificates
ERISA Considerations............  S-
Ratings.........................  S-
Legal Investment Considerations.  S-
Underwriting....................  S-
Report of Experts...............  S-            $
Certain Legal Matters...........  S-         Class A-8 Certificates
Index to Location of Principal
  Defined Terms.................  A-1

              PROSPECTUS
Summary of Prospectus...........  1
Risk Factors....................  7        IMC Home Equity Loan Trust
                                                 Series 199_-__
Description of the Securities...  11

The Trusts......................  15
Credit Enhancement..............  19
Servicing  of the  Home  Equity
  Loans.........................  23
The Pooling and Servicing
   Agreement....................  28
The Indenture...................  34               -----------
Use of Proceeds.................  37          PROSPECTUS SUPPLEMENT
The Depositor...................  38               -----------
Certain  Legal  Aspects  of the
  Mortgage Assets...............  38          ____________________
Legal Investment Matters........  44
ERISA Considerations............  45          ____________________
Federal Income Tax Consequences.  46
Plan of Distribution............  71          __________ __, 199__
Ratings.........................  72
Legal Matters...................  72
Financial Information...........  72
Index to Location of  Principal
  Defined Terms.................  A-1

=====================================   ========================================

PROSPECTUS SUPPLEMENT                                                      NOTES
(TO PROSPECTUS DATED ______, 199__)

                    IMC HOME EQUITY LOAN OWNER TRUST 199__-__
                         INDUSTRY MORTGAGE COMPANY, L.P.
[LOGO]                         SELLER AND SERVICER
                              IMC SECURITIES, INC.
                                    DEPOSITOR
             $___________ IMC HOME EQUITY LOAN OWNER TRUST 199__-__
                       ASSET BACKED NOTES, SERIES 199__-__
                             DUE ___________, 20___

     The IMC Home Equity Loan Owner Trust 199__-__ (the "Issuer") is hereby offering $___________ aggregate principal amount of its Asset Backed Notes, Series 199__-__ (the "Notes"). The Notes will be issued pursuant to an indenture, dated as of __________, 199__ (the "Indenture"), between the Issuer and ____________________, as trustee (the "Indenture Trustee"), and will be secured by a trust estate (the "Trust Estate") consisting primarily of (i) a pool (the "Pool") of adjustable rate home equity loans secured by liens on one- to four-family residential properties, including units in condominium and planned unit developments (the "Home Equity Loans"), (ii) funds on deposit in the Pre-Funding Account and Capitalized Interest Account and (iii) the Insurance Policy, as described herein. (continued on following page)

     FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENT IN THE NOTES, SEE "RISK FACTORS" BEGINNING ON PAGE S-__ HEREIN, "PREPAYMENT AND YIELD CONSIDERATIONS" BEGINNING ON PAGE S-__ HEREIN AND "RISK FACTORS" BEGINNING ON PAGE __ IN THE PROSPECTUS.

THE NOTES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT
    INTERESTS IN OR OBLIGATIONS OF THE ISSUER, THE DEPOSITOR, THE SELLER, THE SERVICER, EXCEPT AS DESCRIBED HEREIN, OR ANY OF THEIR AFFILIATES. NEITHER THE NOTES NOR THE HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL
                                     AGENCY.
                              ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
         THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              ---------------------

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
     The Notes will be offered by the Underwriters named below (the "Underwriters") from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of the related sale. Proceeds from the sale of the Notes are anticipated to be approximately $__________, before deducting expenses payable by the Issuer, which are estimated to be $__________. The Notes are offered by the Underwriters, when, as and if issued and delivered to and accepted by them, subject to prior sale and to approval of certain legal matters by counsel for the Underwrites. The Underwriters reserve the right to withdraw, cancel or modify any offer and to reject orders in whole or in part. It is expected that the Notes will be delivered in book-entry form only through the Same-Day Funds Settlement System of The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System on or about _______, 199__. The Notes will be offered in Europe and the United States of America. ---------------------

[UNDERWRITERS]
                              ---------------------
          The date of this Prospectus Supplement is ___________, 199__

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRELIMINARY PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

     (cover continued from previous page)

     The Original Aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date was $______________ [all] of which are first liens. The Home Equity Loans were originated or purchased by Industry Mortgage Company, L.P. (the "Seller" and "Servicer").

     The Indenture provides that additional Home Equity Loans (the "Subsequent Home Equity Loans") may be pledged by the Issuer to the Trust from time to time on or before ________, 199__ from funds on deposit in the Pre-Funding Account. On the Closing Date (as defined below), an aggregate cash amount of $_____________ will be deposited with the Indenture Trustee in the Pre-Funding Account to be used to acquire Subsequent Home Equity Loans for the Trust.

     Distributions of principal and interest will be made to holders (the "Owners") of the Notes on the 20th day of each month (or, if such day is not a business day, the next following business day) beginning _______, 199__ (each, a "Payment Date"). Interest will be paid on each Payment Date to the Owners of the Notes based on the Note Principal Balance (as defined herein) at the Note Rate subject to the limitations described herein.

     The Notes will constitute non-recourse obligations of the Issuer. The Seller will have limited obligations arising in respect of certain representations and warranties on the Home Equity Loans in connection with the conveyance thereof to the Depositor. The Servicer will have limited obligations that arise pursuant to certain representations and warranties and to its contractual servicing obligations under Indenture, including any obligation it may have to advance delinquent interest payments on the Home Equity Loans.

     The Notes will be unconditionally and irrevocably guaranteed as to payment of interest due to Owners and as to ultimate collection of the Note Principal Balance, in each case pursuant to the terms of the Insurance Policy issued by _______________. See "Description of the Notes -- The Insurance Policy" herein.

     The stated maturity for the Notes (determined on the basis of the assumptions described herein under "Prepayment and Yield considerations") is the Payment Date occurring in __________ ____ (the "Final Scheduled Payment Date").

     The yield to maturity on the Notes will be affected by, among other things, the rate of payment of principal (including by reason of prepayments, defaults and liquidations) of the Home Equity Loans and the timing and receipt of such payments as described herein and in the Prospectus. See "Risk Factors" and "Yield Prepayment and Maturity Considerations" in the Prospectus and "Prepayment and Yield Considerations" herein.

     The Notes are subject to optional redemption in full by the Issuer after the Note Principal Balance is less than ___% of the Note Principal Balance as of the Closing Date. In addition, the Servicer and the Note Insurer will have rights, under the limited circumstances described herein, to acquire all of the Home Equity Loans from the Indenture Trustee and thereby effect a redemption of the Notes. See "Description of the Notes--Redemption of the Notes" herein.

     No election will be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

     There is currently no secondary market for the Notes. The Underwriters intend to make a secondary market for the Notes, but has no obligation to do so. There can be no assurance that a secondary market for the Notes will develop or, if one does develop, that it will provide investors with a satisfactory level of liquidity or that it will continue.
                              ---------------------
     UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE NOTES, WHETHER OR NOT PARTICIPATING IN THIS
DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

     THE NOTES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL BE PART OF A SEPARATE SERIES OF NOTES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED _________, 199__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL.
                              ---------------------
     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE NOTES OFFERED HEREBY, INCLUDING OVER-ALLOTMENT, STABILIZING TRANSACTIONS, SYNDICATE SHORT COVERING TRANSACTIONS AND PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING" HEREIN.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                            Page

SUMMARY OF TERMS.............................................................S-1
RISK FACTORS.................................................................S-9
THE SELLER AND SERVICER.....................................................S-12
     General................................................................S-12
     Credit and Underwriting Guidelines.....................................S-13
     Delinquency, Loan Loss and Foreclosure Information.....................S-14
THE DEPOSITOR...............................................................S-16
USE OF PROCEEDS.............................................................S-16
THE HOME EQUITY LOAN POOL...................................................S-16
     General................................................................S-16
     Conveyance of Subsequent Home Equity Loans.............................S-21
     Interest Payments on the Home Equity Loans.............................S-22
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-22
     General................................................................S-22
     Mandatory Prepayment...................................................S-23
     Prepayment and Yield Scenarios for Notes ..............................S-23
ADDITIONAL INFORMATION......................................................S-25
DESCRIPTION OF THE NOTES....................................................S-25
     General................................................................S-25
     Pre-Funding Account....................................................S-26
     Capitalized Interest Account...........................................S-27
     Book Entry Registration of the Notes...................................S-27
     Assignment of Rights...................................................S-29
THE NOTE INSURER............................................................S-29

CREDIT ENHANCEMENT..........................................................S-29
     Insurance Policy.......................................................S-29
     Overcollateralization Provisions.......................................S-29
THE INDENTURE...............................................................S-31
     Covenant of the Seller to Take Certain Actions with Respect to the
         Home Equity Loans in Certain Situations............................S-31
     Assignment of Home Equity Loans........................................S-31
     Servicing and Sub-Servicing............................................S-33
     Removal and Resignation of Servicer....................................S-35
     Redemption of the Notes................................................S-36
     Reporting Requirements.................................................S-37
     Removal of Indenture Trustee for Cause.................................S-38
     Governing Law..........................................................S-38
FEDERAL INCOME TAX CONSEQUENCES.............................................S-38
ERISA CONSIDERATIONS........................................................S-39
RATINGS.....................................................................S-39
LEGAL INVESTMENT CONSIDERATIONS.............................................S-40
UNDERWRITING................................................................S-40
CERTAIN LEGAL MATTERS.......................................................S-41
INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS.................................A-1


                                   PROSPECTUS

                                                                            Page

SUMMARY OF PROSPECTUS..........................................................
RISK FACTORS...................................................................
DESCRIPTION OF THE SECURITIES..................................................
     General...................................................................
     Classes of Securities.....................................................
     Distributions of Principal and Interest...................................
     Book Entry Registration...................................................
     List of Owners of Securities..............................................
THE TRUSTS.....................................................................
     Mortgage Loans............................................................
     Mortgage-Backed Securities................................................
     Other Mortgage Securities.................................................
CREDIT ENHANCEMENT.............................................................
SERVICING OF MORTGAGE LOANS....................................................
     Payments on Mortgage Loans................................................
     Advances..................................................................
     Collection and Other Servicing Procedures.................................
     Primary Mortgage Insurance................................................
     Standard Hazard Insurance.................................................
     Title Insurance Policies..................................................
     Claims Under Primary Mortgage Insurance Policies and Standard Hazard
         Insurance Policies; Other Realization Upon Defaulted Loan.............
     Servicing Compensation and Payment of Expenses............................
     Master Servicer...........................................................
THE POOLING AND SERVICING AGREEMENT............................................
     Assignment of Mortgage Assets.............................................
     Evidence as to Compliance.................................................
     The Indenture Trustee.....................................................
     Administration of the Security Account....................................
     Reports...................................................................
     Forward Commitments; Pre-Funding..........................................
     Servicer Events of Default................................................
     Rights Upon Servicer Event of Default.....................................
     Amendment.................................................................
     Termination...............................................................
THE INDENTURE..................................................................
     General...................................................................
     Modification of Intenture.................................................
     Note Events of Default....................................................
     Rights Upon Note Events of Default........................................
     List of Note Owners.......................................................
     Annual Compliance Statement...............................................

     Trustee's Annual Report...................................................
     Satisfaction and Discharge of Indenture...................................
     Redemption of Notes
     Reports by Trustees to Noteholders........................................
     Limitations on Suits......................................................
USE OF PROCEEDS................................................................
THE DEPOSITOR..................................................................
CERTAIN LEGAL ASPECTS OF THE MORTGAGE ASSETS...................................
     General...................................................................
     Foreclosure...............................................................
     Soldiers' and Sailors' Civil Relief Act...................................
LEGAL INVESTMENT MATTERS.......................................................
ERISA CONSIDERATIONS...........................................................
FEDERAL INCOME TAX CONSEQUENCES................................................
     Federal Income Tax Consequences For REMIC Certificates....................
     Taxation of Regular Securities............................................
     Taxation of Residual Securities...........................................
     Treatment of Certain Items of REMIC Income and Expense....................
     Tax-Related Restrictions on Transfer of Residual Securities...............
     Sale or Exchange of a Residual Security...................................
     Taxes That May Be Imposed on the REMIC Pool...............................
     Liquidation of the REMIC Pool.............................................
     Administrative Matters....................................................
     Limitations on Deduction of Certain Expenses..............................
     Taxation of Certain Foreign Investors.....................................
     Backup Withholding........................................................
     Reporting Requirements....................................................
     Federal Income Tax Consequences for Securities as to Which
         No REMIC Election Is Made.............................................
     Standard Securities.......................................................
     Premium and Discount......................................................
     Stripped Securities.......................................................
     Reporting Requirements and Backup Withholding.............................
     Taxation of Certain Foreign Investors.....................................
     Debt Certificate .........................................................
     Notes.....................................................................
     Taxation of Securities Classified as Partnership Interests................
PLAN OF DISTRIBUTION...........................................................
RATINGS........................................................................
LEGAL MATTERS..................................................................
FINANCIAL INFORMATION..........................................................
INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS...................................

                                SUMMARY OF TERMS

     This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the "Index to Location of Principal Defined Terms" for the location of the definitions of certain capitalized terms.

SECURITIES OFFERED:            $___________  IMC Home Equity  Loan Asset  Backed
                               Notes,   199__-__,   (the  "Notes").   The  Notes
                               represent non-recourse obligations of the Issuer.
                               Proceeds of the assets in the Trust Estate will be the sole source of payments on the Notes.

NOTE ISSUER IMC Home Equity Loan Owner Trust 199__-__ (the "Issuer"), a Delaware business trust established by the Depositor pursuant to a trust agreement, dated as of _________ __, 199__ (the "Trust
                               Agreement"), between the Depositor and __________ as owner trustee. After the Closing Date, substantially all of the beneficial ownership interest in the Issuer will be held by the [Seller]. The [Depositor] will retain only a negligible interest in the Issuer after the Closing Date, but will have primary responsibility for managing the affairs and operations of the Issuer. The principal office of the Issuer is located in Tampa, Florida. The Issuer does not have, nor is it expected in the future to have, any significant assets, other than the assets included in the Trust Estate. See "The Issuer" herein.

DEPOSITOR:                     IMC  Securities,   Inc.  (the   "Depositor"),   a
                               Delaware corporation.

SELLER AND SERVICER:           Industry Mortgage Company, L.P. (the "Seller" and
                               the "Servicer"),  a Delaware limited partnership.
                               The Seller's and Servicer's principal executive offices are located at 5901 East Fowler Avenue, Tampa, Florida 33617-2362. The general partner of the Seller and Servicer is Industry Mortgage
                               Corporation, a Delaware corporation.

INDENTURE TRUSTEE:             ___________________,     a    ________    banking
                               corporation, as Indenture Trustee (the "Indenture
                               Trustee").  The Indenture Trustee shall receive a
                               fee  (the  "Indenture   Trustee  Fee")  equal  to
                               _______%   per   annum,    payable   monthly   at
                               one-twelfth the annual rate of the aggregate outstanding Loan Balance of the Home Equity
                               Loans.

CUT-OFF DATE:                  As of the close of business on _______ ___,  1997
                               (the "Cut-Off Date").

CLOSING DATE:                  On or about ___________ ___, 1997.

DESCRIPTION OF THE NOTES:      The Notes represent  non-recourse  obligations of
                               the Issuer and will be issued pursuant to an indenture to be dated as of __________ ____, 199__ (the "Indenture"), entered into between the Depositor, the Seller, the Servicer, the Issuer and the Indenture Trustee. The assets included in the trust estate created by the Indenture (the
                               "Trust Estate") and pledged to secure the Notes will be the sole source of payments on the Notes.
                               The Notes will be issued in a single class.

                               Initially, the assets of the Trust Estate will consist of (i) a pool (the "Pool") of the Initial Home Equity Loans, which are adjustable rate home equity mortgage loans secured by [first] lien mortgages or deeds of trust on one- to four-family residential properties, including units in condominium, planned unit developments ad manufactured housing units (the "Properties"), and including any note or other instrument of indebtedness (each, a "Mortgage Note"); (ii) all payments in respect of principal of the Initial Home Equity Loans received on or after the applicable Cut-Off Date; (iii) all payments in respect of interest accrued on the Initial Home

                               Equity Loans from and after the applicable Cut-Off Date, irrespective of when received; (iv) security interests in the Properties; (v) amounts to be deposited in the Pre-Funding Account that will be available for the acquisition of the Subsequent Home Equity Loans during the Funding Period; (vi) amounts to be deposited in the Capitalized Interest Account; (vii) the insurance policy (the "Note") issued by the Note Insurer; and (viii) certain other property.

                               On the Closing Date, an aggregate cash amount of $_____________ will be deposited in a trust account in the name of the Indenture Trustee (the "Pre-Funding Account"). It is intended that additional Home Equity Loans satisfying the criteria specified in the Indenture (the "Subsequent Home Equity Loans") will be added to the Trust Estate from time to time on or before _______ __, 199__ from funds on deposit in the Pre-Funding Account. As a result, the aggregate principal balance of the Home Equity Loans will increase by an amount equal to the aggregate principal balance of the Subsequent Home Equity Loans so purchased and the amount in the
                               Pre-Funding       Account      will      decrease
                               proportionately.

                               As described below, on the Closing Date, cash will be deposited in the name of the Indenture Trustee in the Capitalized Interest Account (as
                               defined herein). Funds in the Capitalized Interest Account will be applied by the Indenture Trustee to cover shortfalls in interest during the Funding Period (as described herein under "Pre-Funding Account") on the Notes attributable to the provisions allowing for purchase of Subsequent Home Equity Loans after the Cut-Off Date.

OTHER SECURITIES:              [In addition to the Notes,  the Trust will issue,
                               pursuant  to the  Indenture,  a class of security
                               (the "Issuer's Certificate") which will represent an undivided ownership interest in the Trust. The
                               Notes and the Issuer's Certificates are herein referred to as the "Securities." Only the Notes are offered hereby.]

DENOMINATIONS:                 The Notes are  issuable in minimum  denominations
                               of an original principal amount of $1,000 and multiples of $1 in excess thereof.

THE HOME EQUITY LOANS:         The Home Equity Loans to be pledged to the Owners
                               of the Notes by the  Issuer on the  Closing  Date
                               (the "Initial Home Equity Loans") consist of adjustable rate conventional home equity loans and the Mortgage Notes relating thereto.

                               The Home Equity Loans are secured by first [and second lien] mortgages or deeds of trust primarily on one- to- four family residential properties located in ___ states and the District of Columbia. No Loan-to-Value Ratio (based upon appraisals made at the time of origination of the related Home Equity Loan) relating to any Initial Home Equity Loan exceeded ___% as of the Cut-Off Date except for ___ loans with an aggregate Loan Balance of $_____________ (or ____% of the aggregate Loan Balance of the Initial Home Equity Loans), which had a Loan-to- Value Ratio not greater than 100%. None of the Initial Home Equity Loans are insured by pool mortgage insurance policies and no significant portion of the Initial Home Equity Loans are insured by primary mortgage insurance policies. The Home Equity Loans are not guaranteed by the Issuer, the Depositor, the Seller, the Servicer, the Indenture Trustee or any of their affiliates. The Home Equity Loans will be serviced by the
                               Servicer generally in accordance with the standards and procedures required by FannieMae for FannieMae mortgage-backed securities and in accordance with the terms of the Indenture.

                               As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans was $_________. The minimum and maximum Loan Balances of the Initial Home Equity Loans as of the Cut-Off Date were $______ and $__________, respectively. The weighted average interest rate (the "Coupon Rate") of the Initial Home Equity Loans was _____%; the Coupon Rates of the Initial Home Equity Loans ranged from ____% to _____%; the weighted average combined Loan-to-Value Ratio of the Initial Home Equity Loans was _____%; the weighted average remaining term to maturity of the Initial Home Equity Loans was ___ months; and the remaining terms to maturity of the Initial Home Equity Loans ranged from ___ months to 360 months. As of the Cut-Off Date _____% of the aggregate Loan Balances of the Initial Home Equity Loans were secured by first mortgages and _____% of the aggregate Loan Balances of the Initial Home Equity Loans were secured by second mortgages. Initial Home Equity Loans containing "balloon" payments represented not more than _____% of the Initial Home Equity Loans. No Initial Home Equity Loan will mature later than ______ ___ 202__. See "The Home Equity Loan Pool" herein.

FINAL SCHEDULED PAYMENT
 DATE: The Final Scheduled Payment Date for the Notes is __________, 202__ although it is anticipated that the actual final Payment Date for the Notes will occur significantly earlier than the Final Scheduled Payment Date. See "Prepayment and Yield Considerations" herein.

DISTRIBUTIONS--GENERAL:        On the 20th day of each  month,  or if such a day
                               is not a Business Day,  then the next  succeeding
                               Business  Day,  commencing  ________,  ___  199__
                               (each such day being a "Payment Date"), the Indenture Trustee will be required, subject to the availability of amounts therefor, pursuant to the cashflow priorities hereinafter described, to make payments on the Notes to the Owners thereof of record as of the last Business Day preceding such Payment Date (the "Record Date").

                               A "Business Day" is any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York, Tampa, Florida or the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

INTEREST:                      On each Payment Date,  the Notes will be entitled
                               to payments in respect of Current Interest on the Notes.

                               "Current Interest" means, with respect to any Payment Date (i) the aggregate amount of interest accrued during the calendar month immediately preceding the month in which such Payment Date occurs (the "Accrual Period") at the Note Rate on the Note Principal Balance plus (ii) the
                               Preference Amount as it relates to interest previously paid on such Note prior to such Payment Date; provided, however, that Current Interest will be reduced by the amount of any Civil Relief Interest Shortfalls (as defined in the Indenture). All calculations of interest on the Notes will be made on the basis the actual number of days elapsed in the related Accrual Period and a year of 360 days.

                               "Interest Remittance Amount" means as of any Monthly Remittance Date, the sum, without duplication, of (i) all interest due during the related Remittance Period on the Home Equity Loans (less the Servicing Fee), (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date, (iii) the portion of any Substitution Amount relating to interest,
                               (iv) the portion of any purchase price
                               relating to interest on any Home Equity Loan repurchased during the related Remittance Period and (v) the portion of Net Liquidation Proceeds relating to interest.

                               The "Interest Carry Forward Amount" for any Payment Date is the sum of (x) the amount, if any, by which (i) the sum of the Current Interest as of the immediately preceding Payment Date and all prior unpaid Interest Carry Forward Amounts exceeded (ii) the amount of the actual distribution with respect to interest made on such immediately preceding Payment Date plus (y) 30 days' interest on such amount, calculated at the Note Rate.

                               On each Payment Date, the "Note Rate" will be equal to the lesser of (x) with respect to any Payment Date which occurs on or prior to the Redemption Date (as defined herein), One-Month LIBOR plus ___% per annum and for any Payment Date thereafter, One-Month LIBOR plus ____% per annum, and (y) the weighted average of the Coupon Rates on the Home Equity Loans, less ___% per annum (the rate described in this clause (y), the "Available Funds Cap").

PRINCIPAL:                     On each Payment  Date,  Notes will be entitled to
                               the Principal Distribution Amount in reduction of the Note Principal Balance.

                               The "Principal Distribution Amount" with respect to any Payment Date will be equal to the Principal Remittance Amount for the related Remittance Period.

                               "Principal Remittance Amount" means as of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer on the Home Equity Loans during the related Remittance Period, (ii) the Loan Balance of each Home Equity Loan that was repurchased from the Trust during the related Remittance Period, (iii) any Substitution Amount relating to principal delivered by the Seller in connection with a substitution of a Home Equity Loan during the related Remittance Period, and
                               (iv) all Net Liquidation Proceeds actually collected by the Servicer during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal).

                               The "Remittance Period" with respect to any Monthly Remittance Date is the period from the second day of the month immediately preceding such Monthly Remittance Date to the first day of the month in which such Monthly Remittance Date occurs. A "Monthly Remittance Date" is any date on which funds on deposit in the Principal and Interest Account are remitted to the Note Account, which is the 18th day of each month, or if such day is not a Business Day, the next preceding Business Day, commencing in __________ ___, 199__.

MONTHLY SERVICING FEE:         The  Servicer  will retain a fee (the  "Servicing
                               Fee") equal to 0.50% per annum, payable monthly at one-twelfth the annual rate of the then outstanding principal balance of each Home Equity
                               Loan  as of  the  first  day of  each  Remittance
                               Period.

CREDIT ENHANCEMENT:            The credit  enhancement  provided for the benefit
                               of   the    Notes    consists    of    (x)    the
                               overcollateralization mechanics which utilize the internal cash flows of the transaction and (y) the Insurance Policy.

                               Overcollateralization. The credit enhancement provisions of the transaction result in a limited acceleration of the Notes relative to the amortization of the Home Equity Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Note Principal Balance. This acceleration feature creates, overcollateralization (i.e., the excess of the aggregate outstanding Loan Balance of the Home Equity Loans over the Note Principal Balance). Once the required level of overcollaterlization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease unless necessary to maintain the required level of overcollateralization.

                               The Indenture provides that, subject to certain floors, caps and triggers, the required level of ovecollateralization may increase or decrease over time. An increase would result a temporary period of accelerated amortization of the Notes to increase the actual level of overcollateralization to its required level; a decrease would result in a temporary period of decelerated amortization ro reduce the actual level of overcollateralization to its required level.

                               See "Prepayment and Yield Considerations", "Credit Enhancement -- Overcollateralization Provisions" herein and "Credit Enhancement" in the Prospectus.

                               Financial Guaranty Insurance Policy. __________________ a New York stock insurance company (the "Note Insurer") will issue a financial guaranty insurance policy (the "Insurance Policy") with respect to the Notes.

                               Pursuant to the Insurance Policy, the Note Insurer will irrevocably and unconditionally guarantee certain payments on each Payment Date to the Indenture Trustee for the benefit of the Owners of the Notes. The amount of the actual payment, if any, made by the Note Insurer to the Owners of the Notes under the Insurance Policy on each Payment Date (the "Insured Payment") is the excess, if any, of (i) the sum of (a) the Current Interest, (b) the Subordination Deficit and (c) the Preference Amount (without duplication) over
                               (ii)  the  Total   Available   Funds  (after  any
                               deduction for the related Premium Amount, the related Trustee Fee and any related Trustee Reimbursable Expenses and after taking into account the portion of the Principal Distribution Amount to be actually distributed on such Payment Date without regard to any related Insured Payment to be made with respect to such Payment
                               Date).

                               Insured Payments do not cover Realized Losses except to the extent that a Subordination Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances, except to the extent that a Subordination Deficit would otherwise result therefrom. Nevertheless, the effect of the Insurance Policy is to guaranty the timely payment of interest on, and the ultimate payment of the principal amount of, Notes.

                               The Insurance Policy is noncancellable for any reason.

                               [Unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise certain rights of the Owners of the Notes, as specified in the Indenture, without any consent of such Owners; and such Owners may exercise such rights only with the prior written consent of the Note Insurer, except as provided in the Indenture. In addition, to the extent of unreimbursed payments under the Insurance Policy, the Note Insurer will be subrogated to the rights of the Owners of the Notes on which such Insured Payments were made.] In connection with each Insured Payment on a Note, the Trustee, as attorney-in-fact for the Owner thereof, will be required to assign to the Note Insurer the rights of such Owner with respect to the Note to the extent of such Insured Payment. "Note Insurer Default" is defined under the Indenture as the existence and continuance of (x) the failure by the Note Insurer to make a required payment under the Insurance Policy or (y) the bankruptcy or insolvency of the Note Insurer.

PRE-FUNDING ACCOUNT:           On the Closing  Date,  an  aggregate  cash amount
                               (the "Pre-Funded  Amount"),  of $___________ will
                               be deposited  in the  Pre-Funding  Account  which
                               account  will be in the name of,  and  maintained
                               by, the Indenture Trustee on behalf of the Owners
                               of the Notes.  During the  period  (the  "Funding
                               Period")  from the Closing Date until  __________
                               ___,  199__,   the  Pre-Funded   Amount  will  be
                               maintained  in  the  Pre-Funding   Account.   The
                               Pre-Funded  Amount  will be  reduced  during  the
                               Funding  Period  by the  amount  thereof  used to
                               purchase   Subsequent   Home   Equity   Loans  in
                               accordance  with the Indenture.  Subsequent  Home
                               Equity  Loans  purchased  on any  date  (each,  a
                               "Subsequent  Transfer  Date")  must  satisfy  the
                               criteria  set  forth in the  Indenture.  See "The
                               Home Equity Loan Pool--  Conveyance of Subsequent
                               Home Equity Loans" herein.  Any Pre-Funded Amount
                               remaining  at the end of the Funding  Period will
                               be  distributed to the Owners of the Notes on the
                               Payment  Date  in  ________  ___,   199__,   thus
                               resulting in a partial principal prepayment of the Note as specified herein under "Description of the Notes-- Distributions." All interest and other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account.

CAPITALIZED INTEREST
  ACCOUNT: On the Closing Date, cash will be deposited in a trust account (the "Capitalized Interest Account") in the name of, and maintained by, the Indenture Trustee on behalf of the Owners of the Notes. During the Funding Period, the amount on deposit in the Capitalized Interest Account, including reinvestment income thereon, will be used by the Indenture Trustee to fund the excess, if any, of (i) the amount of interest accruing at the Note Rate on the amount by which the Note Principal Balance exceeds the aggregate Loan Balance of the Home Equity Loans over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account. Such amounts on deposit will be so applied by the Indenture Trustee on the initial Payment Date to fund any such excess. Any amounts remaining in the Capitalized Interest Account not needed for such purpose will be paid to the depositor of such funds at the end of the Funding Period.

MANDATORY PREPAYMENT OF
  NOTES: It is intended that the principal amount of Subsequent Home Equity Loans included in the Trust Estate will require application of substantially all of the original Pre- Funded Amount and it is not intended that there will be any material amount of principal prepaid to the Owners of the Notes from the Pre-Funding Account. In the event that the Depositor is unable to deliver Subsequent Home Equity Loans during the Funding Period in an amount equal to $__________, principal prepayments to Owners of the Notes then entitled to receive payments of principal will occur on the Payment Date in _________ 199__ in an amount equal to the Pre-Funded Amount remaining at the end of the Funding Period.

BOOK-ENTRY REGISTRATION OF THE
  NOTES: The Notes will initially be issued in book-entry form. Persons acquiring beneficial ownership interests in the Notes ("Beneficial Owners") may elect to hold their interests through The Depository Trust Company ("DTC"). Transfers within DTC will be in accordance with the usual rules and operating procedures thereof. So long as the Notes are Book-Entry Notes (as defined herein), such Notes will be evidenced by one or more Notes registered in the name of Cede & Co. ("Cede"), as the nominee of DTC. The Notes will initially be registered in the name of Cede. The interests of the Owners of such Notes will be represented by book-entries on the records of DTC and participating members thereof. No Beneficial
                               Owner will be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Notes (as defined herein) are issued under the limited circumstances described herein. All references in this Prospectus Supplement to any Notes reflect the rights of Beneficial Owners only as such rights may be exercised through DTC and its participating organizations for so long as such Notes are held by DTC. See "Description of the Notes -- Book-Entry Registration of the Notes" herein, and "Description of the Notes --Book-Entry Registration" in the Prospectus.

OPTIONAL REDEMPTION:           The Note,  may be  redeemed in full at the option
                               of Issuer after the Note Principal Balance is less than ___% of the original Note Principal
                               Balance.  In addition,  the Servicer and the Note
                               Insurer will have rights, under the limited circumstances described herein, to acquire all of the Home Equity Loans from the Indenture trustee and thereby effect a redemption of the Notes. See
                               "Description of the Notes -- Redemption of Notes" herein.

RATINGS: It is a condition of issuance of the Notes that they be rated "Aaa" by [Moody's Investors Services, Inc. ("Moody's") and "AAA" by Fitch Investors Service, L.P. ("Fitch").] Moody's and Fitch are referred to herein collectively as the "Rating Agencies". A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity. No Rating Agency is obligated to maintain any rating on the Notes and, accordingly, there can be no assurance that the rating assigned to Notes upon initial issuance thereof will not be lowered or withdrawn at any time thereafter. See "Ratings" herein.

FEDERAL TAX ASPECTS:           Investors   are  advised  to  consult  their  tax
                               advisors  and  to  review   "Federal  Income  Tax
                               Consequences" herein and in the Prospectus.

                               No election will be made to treat the Trust Estate or any portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

                               For federal income tax purposes, the Notes will be treated as debt obligations of the Issuer. An Owner will be required to report income with respect to the Notes under an accrual method unless the Owner otherwise uses the accrual method.

                               The Notes will not represent interest in "qualifying real property loans" within the meaning of Section 593(d) of the Internal Revenue Code of 1986, as amended (the "Code"), "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and "[l]oans . . .
                               principally secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.

ERISA CONSIDERATIONS:          Subject  to the  considerations  discussed  under
                               "ERISA Considerations" herein, the Notes may be purchased by employee benefit plans that are subject to ERISA. See "ERISA Considerations" herein and in the Prospectus.

LEGAL INVESTMENT
  CONSIDERATIONS:              The Notes will [not] constitute "mortgage related
                               securities"   for   purposes  of  the   Secondary
                               Mortgage   Market   Enhancement   Act   of   1984
                               ("SMMEA"). [Accordingly, many institutions with legal authority to invest in comparably rated securities based on first home equity loans may not be legally authorized to invest in the Notes.]

                                  RISK FACTORS

     Prospective investors in the Notes should consider, among other things, the following risk factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with the purchase of the Notes.

     SENSITIVITY TO PREPAYMENTS. The majority of the Home Equity Loans may be prepaid by the related Mortgagors in whole or in part, at any time without payment of any prepayment fee or penalty. In addition, a substantial portion of the Home Equity Loans contain due-on-sale provisions which, to the extent enforced by the Servicer, will result in prepayment of such Home Equity Loans. See "Prepayment and Yield Considerations" herein and "Certain Legal Aspects of the Home Equity Loans--Enforceability of Certain Provisions" in the Prospectus. The rate of prepayments on fixed rate home equity loans is sensitive to prevailing interest rates. Generally, if prevailing interest rates fall significantly below the interest rates on the Home Equity Loans, the Home Equity Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on such Home Equity Loans. Conversely, if prevailing interest rates rise significantly above the interest rates on the Home Equity Loans, the rate of prepayments is likely to decrease.

     The average life of the Notes, and, if purchased at other than par, the yields realized by Owners of the Notes will be sensitive to levels of payment (including prepayments of the Home Equity Loans (the "Prepayments")) on the Home Equity Loans. In general, the yield on if purchased at a premium from the outstanding principal amount thereof will be adversely affected by a higher than anticipated level of Prepayments and enhanced by a lower than anticipated level. Conversely, the yield on Notes if purchased at a discount from the outstanding principal amount thereof will be enhanced by a higher than anticipated level of Prepayments and adversely affected by a lower than anticipated level. See "Prepayment and Yield Considerations" herein.

     [NATURE OF COLLATERAL; JUNIOR LIENS. Because _____% of the aggregate Loan Balance of the Initial Home Equity Loans are secured by second liens subordinate to the rights of the mortgagee or beneficiary under the related first mortgage or deed of trust, the proceeds from any liquidation, insurance or condemnation proceedings with respect to such Home Equity Loans will be available to satisfy the outstanding balance of a Home Equity Loan only to the extent that the claims of such first mortgagee or beneficiary have been satisfied in full, including any related foreclosure costs. In addition, a second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on the first mortgage in the event the mortgagor is in default thereunder. In servicing second mortgages in its portfolio, it is generally the Servicer's practice to satisfy the first mortgage at or prior to the foreclosure sale. The Servicer may also advance funds to keep the first mortgage current until such time as the Servicer satisfies the first mortgage. The Trust will have no source of funds to satisfy the first mortgage or make payments due to the first mortgagee. The Servicer generally will be required to advance such amounts in accordance with the Indenture. See "The Indenture--Servicing and Sub-Servicing" herein.

     An overall decline in the residential real estate market, the general condition of a Property, or other factors, could adversely affect the values of the Properties such that the outstanding balances of the Home Equity Loans, together with any senior liens on the Properties, equal or exceed the value of the Properties. A decline in the value of a Property would affect the interest of the Trust in the Property before having any effect on the interest of the related first mortgagee, and could cause the Trust's interest in the Property to be extinguished. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on the Home Equity Loans could be higher than those currently experienced in the mortgage lending industry in general. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Home Equity Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Trust.]

     THE  SUBSEQUENT  HOME  EQUITY  LOANS  AND  THE  PRE-FUNDING   ACCOUNT.  Any
conveyance of Subsequent Home Equity Loans is subject to the following conditions, among others (i) each such Subsequent Home Equity Loan must satisfy the representations and warranties specified in the agreement pursuant to which such Subsequent Home Equity Loans are transferred to the Trust (each, a "Subsequent Transfer Agreement") and in the Indenture; (ii) the Seller will not select such Subsequent Home Equity Loans in a manner adverse to the interest of the Owners of the Notes; (iii) the Seller will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Home

Equity Loans; (iv) each Subsequent Home Equity Loan will be an adjustable rate Home Equity Loan; and (v) as of each cut-off date (each, a "Subsequent Cut-Off Date") applicable thereto, the Home Equity Loans at that time, including the Subsequent Home Equity Loans to be conveyed by the Seller as of such Subsequent Cut-Off Date, will satisfy the criteria set forth in the Indenture, as described herein under "The Home Equity Loan Pool--Conveyance of Subsequent Home Equity Loans."

     To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Home Equity Loans for inclusion in the Trust Estate by the end of the Funding Period, the Owners of the Notes will receive a prepayment of principal in an amount equal to the Pre-Funded Amount remaining in the Pre- Funding Account on the Payment Date in ________ 199__. The Depositor intends that the principal amount of Subsequent Home Equity Loans added to the Trust Estate will require the application of substantially all amounts on deposit in the Pre-Funding Account and that therefore there will be no material principal prepayment of the Notes.

     Each Subsequent Home Equity Loan must satisfy the eligibility criteria referred to above at the time of its addition. However, Subsequent Home Equity Loans may have been originated or purchased by the Seller using credit criteria different from those which were applied to the Initial Home Equity Loans and may be of a different credit quality. Following the transfer of Subsequent Home Equity Loans to the Trust, it is anticipated that the aggregate characteristics of the Home Equity Loans then held in the Trust will not vary significantly from those of the Initial Home Equity Loans. See "The Home Equity Loan Pool--Conveyance of Subsequent Home Equity Loans" herein.

     RISK OF HOME EQUITY LOAN COUPON RATES REDUCING THE NOTE RATE. The calculation of the Note Rate is based upon (i) the value of an index (LIBOR) which is different from the value of the indices applicable to the Home Equity Loans as described under "The Home Equity Loan Pool" either as a result of the use of a different index, rate determination date or rate adjustment date) and
(ii) the weighted average of the Coupon Rates of the Home Equity Loans, which are subject to periodic adjustment caps, maximum rate caps and minimum rate floors. _____% of the Initial Home Equity Loans in by aggregate Loan Balance as of the Cut-Off Date adjust semi-annually based upon the London interbank offered rate for six-month United States dollar deposits ("Six-Month LIBOR"). Although a substantial majority of the Initial Six-Month LIBOR Loans first adjust six months after origination, a number of the Initial Six-Month LIBOR Loans first adjust two or three years from the date of origination. [_____% of the Initial Home Equity Loans in by aggregate Loan Balance as of the Cut-Off Date are CMT Loans that adjust annually based on the CMT Index (the "CMT Loans"). Although a substantial majority of Initial CMT Loans first adjust one year after origination, a number of the Initial CMT Loans do not first adjust until three years from the date of origination.] The Note Rate adjusts monthly based upon One-Month LIBOR as described under "Description of the Notes -- Calculation of One-Month LIBOR" herein, subject to the Available Funds Cap. Consequently, the interest which becomes due on the Home Equity Loans (net of the related Servicing Fee, the related Premium Amount, the related Trustee Fee, any Trustee Reimbursable Expenses and certain reductions required by the Note Insurer) during any Remittance Period may not equal the amount of interest that would accrue at One-Month LIBOR plus the margin on the Note during the related Accrual Period. In particular, the Note Rate adjusts monthly, while the interest rates of the Home Equity Loans in adjust less frequently with the result that the Available Funds Cap may limit increases in the Rate for extended periods in a rising interest rate environment. In addition, One-Month LIBOR, Six-Month LIBOR and the CMT Index may respond to different economic and market factors, and there is not necessarily a correlation among them. Thus, it is possible, for example, that One-Month LIBOR may rise during periods in which Six-Month LIBOR or the CMT Index are stable or are falling or that, even if each of One-Month LIBOR, Six-Month LIBOR and the CMT Index rise during the same period, One-Month LIBOR may rise more rapidly than Six-Month LIBOR and the CMT Index. Furthermore, if the Available Funds Cap determines the Note Rate for a Payment Date, the value of the Notes will be temporarily or permanently reduced. There is no mechanism to compensate Owners of the Notes if the Note Rate is limited by the Available Funds Cap.

     OTHER LEGAL CONSIDERATIONS. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of the Seller. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Home Equity Loans. The Seller will be required to repurchase any Home Equity Loans which, at the time of origination, did not comply with applicable federal and state laws and regulations. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Trust to collect all or part of the principal of or interest on the Home Equity Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Seller to damages and administrative enforcement. See "Certain Legal Aspects of Home Equity Loans" in the Prospectus.

     The Home Equity Loans are also subject to federal laws, including:

          (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Home Equity Loans;

          (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

          (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

Violations of certain provisions of these federal laws may limit the ability of the Seller to collect all or part of the principal of or interest on the Home Equity Loans and, in addition, could subject the Seller to damages and administrative enforcement. The Seller will be required to repurchase any Home Equity Loans which, at the time of origination did not comply with such federal laws or regulations. See "Certain Legal Aspects of the Home Equity Loans" in the Prospectus.

     It is possible that some of the Home Equity Loans will be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act"), which incorporates the Home Ownership and Equity Protection Act of 1994. The Riegle Act adds certain additional provisions to Regulation Z, which is the implementing regulation of the Truth-in-Lending Act. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money home equity loans with high interest rates or high upfront fees and charges. In general, home equity loans within the purview of the Riegle Act have annual percentage rates over 10% greater than the yield on Treasury Securities of comparable maturity and/or fees and points which exceed the greater of 8% of the total loan amount or $400. The provisions of the Riegle Act apply on a mandatory basis to all home equity loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the home equity loan. The Seller will represent and warrant in the Indenture that each Home Equity Loan was originated in compliance with all applicable laws including the Truth-in- Lending Act, as amended.

     [RISK OF HIGHER DEFAULT RATES FOR HOME EQUITY LOANS WITH BALLOON PAYMENTS. _____% of the aggregate Loan Balance of the Initial Home Equity Loans as of the Cut-Off Date are "balloon loans" that provide for the payment of the unamortized Loan Balance of such Home Equity Loan in a single payment at maturity ("Balloon Loans"). The Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan up to 15 years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Seller does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Home Equity Loans.]

DISSOLUTION OF ISSUER FROM INSOLVENCY OF DEPOSITOR

     On the Closing Date, the [Depositor] will hold a [1%] equity interest in the Issuer. The Trust Agreement will provide that if any certain events (each, an "Insolvency Event") of voluntary corporate dissolution or insolvency, readjustment of debt, marshaling of assets and liability, commencement of bankruptcy proceedings under the United

States Bankruptcy Code or similar applicable state laws ("Insolvency Laws") or similar proceedings with respect to the Depositor including a default of the
Note Insurer in the payment of any Insured Payment), the Issuer will dissolve. The Depositor has taken certain steps in structuring the transactions contemplated hereby that are intended to help ensure that an Insolvency Event with respect tot he Depositor will not occur. These steps include the formation of the Depositor as a separate limited-purpose entity pursuant to formation document that contain certain limitations (including restrictions on the nature of the Depositor business and restrictions of the Depositor ability to commence a voluntary case of proceeding under the Insolvency Laws). However, there can be no assurance that the activities of the Depositor would not result in an Insolvency Event.

     If the Issuer is dissolved, the Indenture Trustee will promptly sell, dispose of or otherwise liquidate the Home Equity Loans in a commercially reasonable manner of commercially reasonable terms, except under certain limited circumstances. The proceeds from any such sale, disposition or liquidation of the Loans will be treated as collections on the Home Equity Loans, deposited in the Note Account and paid to the Owners of the Note in accordance with the terms described herein.

     RISK ASSOCIATED WITH THE NOTE INSURER. If the protection afforded by overcollateralization and crosscollateralization is insufficient and if, upon the occurrence of a Subordination Deficit, the Note Insurer is unable to meet its obligations under the Insurance Policy, then the Owners of the Note could experience a loss of their investment.

                             THE SELLER AND SERVICER

GENERAL

     The Seller and Servicer, Industry Mortgage Company, L.P., is a Delaware limited partnership. The general partner of the Seller is Industry Mortgage Corporation, a Delaware corporation, which is a subsidiary of IMC Mortgage Company and an affiliate of the Depositor. IMC Mortgage Company completed a public offering of certain shares of its common stock on June 25, 1996. The principal executive offices of the Seller are located at 5901 East Fowler Avenue, Tampa, Florida 33617-2362 and its telephone number is (813) 984-8801.

     The Seller has been in the mortgage lending business since its formation in 1993 and the Seller, IMC Mortgage Company and certain other subsidiaries of IMC Mortgage Company are engaged in originating, purchasing and servicing home equity loans secured by first and second mortgages and deeds of trust on Properties located in at least 48 states and the District of Columbia.

     The Seller will sell and assign each Home Equity Loan to the Depositor, which will in turn sell and assign each Home Equity Loan to the Issuer which will in turn pledge the Home Equity Loans to the Indenture Trustee for the benefit of the Owners of the Notes, in consideration of the net proceeds from the sale of the Notes, which are being offered hereby. The Seller will also service each Home Equity Loan.

     The Servicer may not assign its obligations under the Indenture, in whole or in part, unless it shall have first obtained confirmation in writing from the Rating Agencies that such assignment shall not result in a downgrade or withdrawal of the ratings assigned to the Notes by each respective Rating Agency; provided, however, that any assignee must meet the eligibility requirements for a successor servicer set forth in the Indenture.

     The Servicer may enter into sub-servicing agreements (the "Sub-Servicing Agreements") with qualified sub-servicers (the "Sub-Servicers") with respect to the servicing of the Home Equity Loans. None of the Sub-Servicing arrangements discharge the Servicer from its servicing obligations. Each Sub-Servicing Agreement shall be terminated at such time as the Servicer resigns or is removed. See "The Indenture--Servicing and Sub-Servicing" herein.

     The Indenture Trustee, at the direction of a majority of the Owners, may remove the Servicer, and the Servicer may resign, only in accordance with the terms of the Indenture. No removal or resignation shall become effective until the Indenture Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance therewith. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee.

     Upon removal or resignation of the Servicer, the Indenture Trustee (x) may solicit bids for a successor servicer as described in the Indenture and (y) until such time as a successor servicer is appointed pursuant to the terms of the Indenture, shall serve in the capacity of Backup Servicer (the "Backup Servicer") subject to the right of the Indenture Trustee to assign such duties to a party acceptable to the Owners of a majority of the Notes. If the Indenture Trustee is unable to obtain a qualifying bid and is prevented by law from acting as servicer, the Indenture Trustee will be required to appoint, or petition a court of competent jurisdiction to appoint, an eligible successor. Any successor (including the Backup Servicer) is required to be a housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FannieMae or FHLMC for first and second home equity loans having equity of not less than $5,000,000 as determined in accordance with generally accepted accounting principles, and which shall assume all or any part of the responsibilities, duties or liabilities of the Servicer.

     The Notes will not represent an interest in or obligation of, nor are the Home Equity Loans guaranteed by, the Issuer, the Depositor, the Seller, the Servicer, except as described herein, or any of their affiliates.

CREDIT AND UNDERWRITING GUIDELINES

     The following is a description of the underwriting guidelines customarily and currently employed by the Seller with respect to home equity loans which it originates or purchases from others. Each Home Equity Loan was underwritten according to those guidelines. The Seller revises such guidelines from time to time in connection with changing economic and market conditions.

     In certain cases loans may be acquired or originated outside of the criteria included in the guidelines as then in effect with the prior approval of a pre-designated senior official of the Seller and in light of compensating factors or other business considerations. No information is available with respect to the portion of the Home Equity Loans as to which exceptions to the criteria specified in the guidelines described herein were made. Substantially all of the Home Equity Loans were acquired or originated in accordance with the underwriting guidelines described herein or with such permitted exceptions as are described herein.

     The Seller's business consists primarily of acquiring home equity loans. The Seller specializes in home equity loans that do not conform to the underwriting standards of FannieMae ("FannieMae") or the Federal Home Loan Mortgage Corporation ("FHLMC") and those standards typically applied by banks and other primary lending institutions, particularly with regard to a prospective borrower's credit history.

     The Seller acquires and originates home equity loans through its principal office in Tampa, Florida and full-service branch offices in Cincinnati, Ohio, Ft. Washington, Pennsylvania, Lincoln, Rhode Island and Cherry Hill, New Jersey. In addition, the Seller maintains retail branch offices throughout the United States and acquires home equity loans from a referral network of mortgage lenders and brokers, banks and other referral sources, which may include one or more affiliates of the Seller.

     Home equity loans acquired from mortgage brokers and other lenders are pre-approved by the Seller prior to funding, or purchased in bulk after funding, only after each loan has been re-underwritten by the Seller in accordance with its established underwriting guidelines. These guidelines are designed to assess the adequacy of the real property which serves as collateral for the loan and the borrower's ability to repay the loan. The Seller analyzes, among other factors, the equity in the collateral, the credit history and debt-to-income ratio of the borrower, the property type, and the characteristics of the underlying senior mortgage, if any.

     The Seller purchases and originates home equity loans with different credit characteristics depending on the credit profiles of individual borrowers. The Seller primarily purchases and originates fixed rate loans which fully amortize (subject to adjustments by reason of being simple interest loans) over a period not to exceed 30 years. The Seller also acquires and originates Balloon Loans, which generally provide for scheduled amortization over 30 years, with a due date and a balloon payment generally at the end of the fifteenth year. The principal amount of the loans purchased or originated by the Seller generally ranges up to a maximum of $400,000. Under current policy the Seller generally does not acquire or originate home equity loans where the combined Loan-to-Value Ratio exceeds 85%. The collateral securing loans acquired or originated by the Seller is generally one- to four-family residences, including condominiums and townhomes. The Seller accepts mobile homes or unimproved land as collateral only in limited circumstances. The Seller does not purchase loans where any senior mortgage contains open-end advance, negative amortization or shared appreciation provisions.

     The Seller's home equity loan program includes: (i) a full documentation program for salaried borrowers and (ii) a non-income qualification program for self-employed, and in limited instances, salaried borrowers. The borrower's total monthly debt obligations (which include principal and interest on all other mortgages, loans, charge accounts and all other scheduled indebtedness) generally cannot exceed 50% of the borrower's monthly gross income. Loans to substantially all borrowers who are salaried employees must be supported by current employment information in addition to employment history. This information for salaried borrowers is verified based on written confirmation from employers or one or more pay-stubs, recent W-2 tax forms, recent tax returns or telephone confirmation from the employers. For the Seller's non-income qualification program, proof of a two year history of self-employment in the same business plus proof of current self-employed status is required. The Seller typically requires lower combined Loan-to-Value Ratios with respect to loans made to self-employed borrowers.

     The Seller requires that a full appraisal of the property used as collateral for any loan that is acquired or originated be performed in connection with the origination of the loan. These appraisals are performed by third party, fee-based appraisers. Appraisals of substantially all of the Properties were completed on standard FannieMae/FHLMC forms and conform to current FannieMae/FHLMC secondary market requirements for residential property appraisals. Each such appraisal includes, among other things, an inspection of the exterior of the subject property, photographs of two or more different views of the property and data from sales within the preceding 12 months of similar properties within the same general location as the subject property.

     A credit report by an independent, nationally recognized credit repository agency reflecting the applicant's credit history is required. The credit report typically contains information reflecting delinquencies, repossessions, judgments, foreclosures, garnishments, bankruptcies and similar instances of adverse credit that can be discovered by a search of public records.

     Certain laws protect loan applicants by offering them a period of time after loan documents are signed, termed the rescission period, during which the applicant has the right to cancel the loan. The rescission period must have expired prior to the funding of the loan and may not be waived by the applicant except as permitted by law.

     The Seller requires title insurance coverage issued by an approved ALTA or CLTA title insurance company on all property securing home equity loans it originates or purchases. The loan originator and its assignees are generally named as the insured. Title insurance policies indicate the lien position of the home equity loan and protect the Seller against loss if the title or lien position is not indicated. The applicant is also required to secure hazard and, in certain instances, flood insurance in an amount sufficient to cover the new loan and any senior mortgage.

DELINQUENCY, LOAN LOSS AND FORECLOSURE INFORMATION

     The Seller began originating or purchasing home equity loans in October 1993. In addition, from October 1993 to July 1994 the Seller sold all the home equity loans it originated to third parties on a servicing released basis.

     The delinquency and loss experience percentages indicated below are calculated on the basis of the total home equity loans serviced as of the end of the periods indicated. However, because the total amount of loans originated or purchased by the Servicer has increased over these periods as a result of new originations, the total amount of loans serviced as of the end of any indicated period will include many loans which will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquencies. In addition, the information in the tables below has not been adjusted to eliminate the effect of the significant growth in the size of the Seller's home equity loan portfolio during the periods shown. Accordingly, loss and delinquency as percentages of aggregate principal balance of home equity loans serviced for each period would be higher than those shown if a group of home equity loans were artificially isolated at a point in time and the information showed the activity only in that isolated group. Accordingly, the historical delinquency experience and loan loss information set forth below may not be indicative of the future performance of the home equity loans.

         DELINQUENCY AND DEFAULT EXPERIENCE OF THE SERVICER'S SERVICING
                         PORTFOLIO OF HOME EQUITY LOANS


                                                          YEAR ENDING DECEMBER 31,
                                                          -----------------------
                                       1996                        1995                         1994
                                       ----                        ----                         ----

                             NUMBER        DOLLAR        NUMBER         DOLLAR         NUMBER        DOLLAR
                            OF LOANS       AMOUNT       OF LOANS        AMOUNT        OF LOANS       AMOUNT

Portfolio At                 35,390    $2,148,068,446    9,376       $535,797,748      1,635       $92,003,157

Delinquency
Percentage (1)
30 - 59 days                 3.390%        3.093%        2.613%         2.570%         1.040%        0.831%
60 - 89 days                 1.077%        1.068%        0.672%         0.642%         0.183%        0.152%
90 + days                    2.427%        2.616%        1.237%         1.223%         0.000%        0.000%
                             ------        ------        ------         ------         ------        ------
Total Delinquency            6.894%        6.777%        4.522%         4.435%         1.223%        0.983%
                             ======        ======        ======         ======         ======        ======

Default
Percentage (2)
Foreclosure                  0.863%        1.003%        0.779%         0.749%         0.000%        0.000%
Bankruptcy (3)               1.064%        1.069%        0.576%         0.630%         0.122%        0.115%
Real Estate Owned            0.276%        0.313%        0.117%         0.160%         0.000%        0.000%
                             ------        ------        ------         ------         ------        ------
Total Default                2.204%        2.385%        1.472%         1.539%         0.122%        0.115%
                             ======        ======        ======         ======         ======        ======

----------

(1) The delinquency percentage represents the number and dollar value of account balances contractually past due, including home equity loans in foreclosure or bankruptcy but exclusive of real estate owned.

(2) The default percentage represents the number and dollar value of account balances on home equity loans in foreclosure, bankruptcy or real estate owned.

(3) The bankruptcy percentage represents all home equity loans that are in bankruptcy regardless of delinquency status.


                LOAN LOSS EXPERIENCE ON THE SERVICER'S SERVICING
                         PORTFOLIO OF HOME EQUITY LOANS


                                                       YEAR ENDING DECEMBER 31,

                                              1996               1995                1994
                                              ----               ----                ----

Average Amount Outstanding(1)              $1,207,171,960       $294,251,859         $52,709,250
Gross Losses(2)                                $1,581,695           $278,632                  $0
Recoveries(3)                                      $1,727                 $0                  $0
Net Losses(4)                                  $1,579,968           $278,632                  $0
Net Losses as a Percentage Of Average              0.131%             0.095%              0.000%
   Amount Outstanding

----------
(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the home equity loans outstanding on the last business day of each month during the period.

(2) "Gross Losses" are actual losses incurred on liquidated properties for each respective period. Losses include all principal, foreclosure costs and accrued interest to date.

(3) "Recoveries" are recoveries from liquidation proceeds and deficiency judgments.

(4)  "Net Losses" means "Gross Losses" minus "Recoveries."

                                   THE ISSUER

     The Issuer is a Delaware business trust established by the Depositor pursuant to the Trust Agreement. After the Closing Date, substantially all of the beneficial ownership interest in the Issuer will be held [__________]. The [Depositor] will retain only a negligible interest in the Issuer after the Closing Date, but will have primary responsibility for managing the affairs and operations of the Issuer. The principal office of the Issuer is located in Tampa, Florida. The Issuer does not have, nor is it expected in the future to have, any significant assets, other than the assets included in the Trust Estate.

                                  THE DEPOSITOR

     The Depositor was incorporated in the State of Delaware in November 1994. The Depositor maintains its principal offices at 5901 East Fowler Drive, Tampa, Florida 33617-2362. None of the Issuer, the Depositor, the Seller or the Servicer or any of their affiliates will insure or guarantee distributions on the Notes.

                                 USE OF PROCEEDS

     Net proceeds from the sale of the Notes will be applied by the Issuer (i) to the purchase of the Initial Home Equity Loans from the Depositor, (ii) to pay off extensions of credit provided by, among others, certain of the Underwriters with respect to certain Home Equity Loans, (iii) to the deposit of the Pre-Funded Amount in the Pre- Funding Account and (iv) to the deposit of certain amounts in the Capitalized Interest Account.

                            THE HOME EQUITY LOAN POOL

GENERAL

     The statistical information presented in this Prospectus Supplement concerning the pool of Home Equity Loans is based on the pool of Initial Home Equity Loans as of the Cut-Off Date. Subsequent Home Equity Loans are intended to be added to the Trust Estate from time to time on or before _________ ___, 199__ from funds on deposit in the Pre- Funding Account. The Initial Home Equity Loans and the Subsequent Home Equity Loans are referred to collectively as the Home Equity Loans.

     This subsection describes generally certain characteristics of the Initial Home Equity Loans. Unless otherwise noted, all statistical percentages in this Prospectus Supplement are measured by the aggregate principal balance of the related Initial Home Equity Loans as of the Cut-Off Date. The columns entitled "% of Initial Home Equity Loans" and "% of Aggregate Loan Balance" in the following tables may not sum to 100% due to rounding.

     The Initial Home Equity Loans to be transferred by the Depositor to the Trust on the Closing Date will consist of __________ adjustable rate conventional home equity loans evidenced by promissory notes (the "Mortgage Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in ___ states and the District of Columbia. The Properties securing the Home Equity Loans consist primarily of one- to- four family residential properties. The Properties may be owner-occupied and non-owner occupied investment properties (which includes second and vacation homes). All of the Initial Home Equity Loans have a first payment date on or after __________ ___,. 199__. Initial Home Equity Loans aggregating _____% of the aggregate Loan Balances of the Home Equity Loans as of the Cut-Off Date (the "Original Aggregate Loan Balance") are secured by first liens on the related properties, [and the remaining _____% of Initial Home Equity Loans are secured by second liens on the related properties.]

     The Loan-to-Value Ratios shown below were calculated based upon either the appraised values of the Properties at the time of origination (the "Appraised Values") or the sales price. In a limited number of circumstances, and within the Seller's underwriting guidelines, the Seller has reduced the Appraised Value of Properties where the Properties are unique, have a high value or where the comparables are not within FannieMae guidelines. The purpose for making these reductions is to value the Properties more conservatively than would otherwise be the case if the appraisal were accepted as written.

     No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market has experienced or should experience an overall decline in property values such that the outstanding balances of the Home Equity Loans, together with the outstanding balances of any first mortgage, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

     As of the Cut-Off Date, the average Loan Balance of the Initial Home Equity Loans was $_________. The minimum and maximum Loan Balances of the Initial Home Equity Loans as of the Cut-Off Date were $______ and $__________, respectively. The weighted average Coupon Rate of the Initial Home Equity Loans was _____%; the Coupon Rate of the Initial Home Equity Loans ranged from ____% to _____%; the weighted average combined Loan- to-Value Ratio of the Initial Home Equity Loans was _____%; the weighted average remaining term to maturity of the Initial Home Equity Loans was ___ months; and the remaining terms to maturity of the Initial Home Equity Loans ranged from ___ months to ___ months. Initial Home Equity Loans containing "balloon" payments represented not more than _____% of the aggregate Loan Balance of the Initial Home Equity Loans. No Initial Home Equity Loan will mature later than ___________ ___, 202__..

                      GEOGRAPHIC DISTRIBUTION OF PROPERTIES

     The geographic distribution of the Initial Home Equity Loans by state, as of the Cut-Off Date, was as follows:

                                     NUMBER OF INITIAL              AGGREGATE             % OF AGGREGATE
STATE                                HOME EQUITY LOANS            LOAN BALANCE             LOAN BALANCE
Alabama
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
District of Columbia
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West  Virginia
Wisconsin
Wyoming

Total

                          COMBINED LOAN-TO-VALUE RATIOS

     The original combined loan-to-value ratios as of the origination dates of the Initial Home Equity Loans (based upon appraisals made at the time of origination thereof) (the "Combined Loan-to-Value Ratios") as of the Cut-Off Date were distributed as follows:

RANGE OF                                  NUMBER OF INITIAL              AGGREGATE             % OF AGGREGATE
ORIGINAL CLTV'S                           HOME EQUITY LOANS             LOAN BALANCE            LOAN BALANCE
   Up    to     10.00%
10.01    to     15.00
15.01    to     20.00
20.01    to     25.00
25.01    to     30.00
30.01    to     35.00
35.01    to     40.00
40.01    to     45.00
45.01    to     50.00
50.01    to     55.00
55.01    to     60.00
60.01    to     65.00
65.01    to     70.00
70.01    to     75.00
75.01    to     80.00
80.01    to     85.00
85.01    to     90.00
90.01    to     95.00
95.01    to    100.00

Total

                            CUT-OFF DATE COUPON RATES

     The Coupon Rates borne by the Notes relating to the Initial Home Equity Loans as of the Cut-Off Date were distributed as follows:

RANGE OF                                  NUMBER OF INITIAL              AGGREGATE              % OF AGGREGATE
COUPON RATES                              HOME EQUITY LOANS             LOAN BALANCE            LOAN BALANCE
7.001    to      8.000%
8.001    to      9.000
9.001    to     10.000
10.001   to     11.000
11.001   to     12.000
12.001   to     13.000
13.001   to     14.000
14.001   to     15.000
15.001   to     16.000
16.001   to     17.000
17.001   to     18.000
18.001   to     19.000
22.001   to     23.000

Total

                           CUT-OFF DATE LOAN BALANCES

     The distribution of the outstanding principal amounts of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

CUT-OFF DATE                               NUMBER OF INITIAL               AGGREGATE               % OF AGGREGATE
LOAN BALANCES                              HOME EQUITY LOANS             LOAN BALANCE               LOAN BALANCE
         Up   to  $ 25,000.00
  25,000.01   to    50,000.00
  50,000.01   to    75,000.00
  75,000.01   to   100,000.00
 100,000.01   to   125,000.00
 125,000.01   to   150,000.00
 150,000.01   to   175,000.00
 175,000.01   to   200,000.00
 200,000.01   to   250,000.00
 250,000.01   to   300,000.00
 300,000.01   to   350,000.00
 350,000.01   to   400,000.00
 400,000.01   to   450,000.00
 450,000.01   to   500,000.00
 500,000.01   to   550,000.00

  Total

                          TYPES OF MORTGAGED PROPERTIES

     The Properties securing the Initial Home Equity Loans as of the Cut-Off Date were of the property types as follows:

                                          NUMBER OF INITIAL               AGGREGATE              % OF AGGREGATE
PROPERTY TYPES                            HOME EQUITY LOANS             LOAN BALANCE              LOAN BALANCE

Single Family Detached
Two- to Four-Family
Condominium
Single Family Attached
Townhouse
Manufactured Housing
Multi-Family
Planned Unit Development
Mixed Use

Total

                    DISTRIBUTION OF MONTHS SINCE ORIGINATION

     The distribution of the number of months since the date of origination of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

NUMBER OF MONTHS                          NUMBER OF INITIAL              AGGREGATE              % OF AGGREGATE
SINCE ORIGINATION                         HOME EQUITY LOANS             LOAN BALANCE             LOAN BALANCE
 0 to 1
 2 to 12
13 to 24
25 or more

                   DISTRIBUTION OF REMAINING TERM TO MATURITY


     The distribution of the number of months remaining to maturity of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

MONTHS REMAINING                           NUMBER OF INITIAL                AGGREGATE               % OF AGGREGATE
TO MATURITY                                HOME EQUITY LOANS               LOAN BALANCE              LOAN BALANCE
Up  to 120
121 to 180
181 to 240
241 to 300
301 to 360

Total

                                OCCUPANCY STATUS

     The occupancy status of the Properties securing the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                           NUMBER OF INITIAL                AGGREGATE               % OF AGGREGATE
OCCUPANCY STATUS                           HOME EQUITY LOANS               LOAN BALANCE              LOAN BALANCE
Owner Occupied
Investor Owned
Vacation/Second Home

Total

                          DISTRIBUTION BY LIEN POSITION

     The lien position of the Initial Home Equity Loans as of the Cut-Off Date was as follows:

                                           NUMBER OF INITIAL                AGGREGATE               % OF AGGREGATE
LIEN POSITION                              HOME EQUITY LOANS               LOAN BALANCE              LOAN BALANCE
First Lien
SECOND LIEN

TOTAL


CONVEYANCE OF SUBSEQUENT HOME EQUITY LOANS

     The Indenture permits the addition to the Trust Estate of $_____________ in aggregate principal balance of Subsequent Home Equity Loans. Accordingly, the statistical characteristics of the Home Equity Loans will vary as of Subsequent Cut-Off Date upon the acquisition of Subsequent Home Equity Loans, but the Depositor does not expect such variance to be material.

     The obligation of the Issuer to purchase a Subsequent Home Equity Loan for addition to the Trust Estate on a Subsequent Transfer Date for assignment to the Home Equity Loan Pool is subject, among other factors, to the following requirements: (i) the ratings on the Notes shall not have been downgraded by any Rating Agency; (ii) such Subsequent Home Equity Loan may not be 30 or more days contractually delinquent as of the related Subsequent CutOff Date (except that Subsequent Home Equity Loans representing not more than __% of the aggregate Loan Balance of the Subsequent Home Equity Loans may not be more than 60 days Delinquent as of the related Subsequent Cut-Off

Date); (iii) such Subsequent Home Equity Loan will be an adjustable rate Home Equity Loan; (iv) the original term to maturity of such Subsequent Home Equity Loan may not exceed 30 years; (v) such Subsequent Home Equity Loan will have a Coupon Rate of not less than ____%; (vi) following the purchase of such Subsequent Home Equity Loan by the Trust, the Home Equity Loans (including the Subsequent Home Equity Loans) (a) will have a weighted average Coupon Rate of at least _____%; (b) will have a weighted average combined Loan-to-Value Ratio of not more than ___%; (C) will not have Balloon Loans representing more than ___% by aggregate principal balance; and, (d) will have no Home Equity Loan with a principal balance in excess of $_______.


                   INTEREST PAYMENTS ON THE HOME EQUITY LOANS

     Approximately _____% of the Home Equity Loans provide that interest is charged to the obligor (the "Mortgagor") thereunder, and payments are due from such Mortgagors, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Home Equity Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

     There are a number of Home Equity Loans on which interest is charged to the Mortgagor at the Coupon Rate on the outstanding principal balance calculated based on the number of days elapsed between receipt of the Mortgagor's last payment through receipt of the Mortgagor's most current payment (such Home Equity Loans, "Date-of-Payment Loans"). Such interest is deducted from the Mortgagor's payment amount and the remainder, if any, of the payment is applied as a reduction to the outstanding principal balance of such Mortgage Note. Although the Mortgagor is required to remit equal monthly payments on a specified monthly payment date that would reduce the outstanding principal balance of such Mortgage Note to zero at such Mortgage Note's maturity date, payments that are made by the Mortgagor after the due date therefor would cause the outstanding principal balance of such Mortgage Note not to be reduced to zero on its maturity date. In such a case, the Mortgagor would be required to make an additional principal payment at the maturity date for such Mortgage Note. If it were assumed that all the Mortgagors on the Date-of-Payment Loans were to pay on the latest date possible without the Date-of-Payment Loans being in default, the amount of such additional principal payment would be a de minimis amount of the aggregate Loan Balance of the Home Equity Loans. On the other hand, if a Mortgagor makes a payment (other than a Prepayment) before the due date therefor, the reduction in the outstanding principal balance of such Mortgage Note would occur over a shorter period of time than would have occurred had it been based on the schedule of amortization in effect on the Cut-Off Date. Accordingly, the timing of principal payments to the Owners of the Notes may be affected by the fact that actual Mortgagor payments may not be made on the due date therefor.


                       PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     The weighted average life of, and, if purchased at other than par, the yield to maturity on, the Notes will relate to the rate of payment of principal of the Home Equity Loans, including, for this purpose, Prepayments, liquidations due to defaults, casualties and condemnations, and repurchases of Home Equity Loans by the Seller. A significant number of the Home Equity Loans may be prepaid by the related Mortgagors, in whole or in part, at any time without payment of any prepayment fee or penalty. The actual rate of principal prepayments on pools of home equity loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of home equity loans at any time because of specific factors relating to the home equity loans in the particular pool, including, among other things, the age of the home equity loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

     Adjustable rate home equity loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fail significantly, adjustable-rate home equity loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed-rate home equity loans at competitive interest rates may encourage mortgagors to refinance their adjustable-rate home equity loan to "lock in" a lower fixed interest rate. In addition, the fact that a number of the Six-Month LIBOR Loans and the CMT Loans doe not adjust for substantial period of time may affect the prepayment experience on such loans. However, no assurance can be given as to the level of prepayments that the Home Equity Loans will experience.

     In addition to the foregoing factors affecting the weighted average life of the Notes, the overcollateralization provisions of the transaction result in an additional reduction of the Notes relative to the amortization of the Home

Equity   Loans   in   early   months   of   the   transaction.    This   creates
overcollateralization which results from the excess of the aggregate Loan Balance of the Home Equity Loans over the Note Principal Balance.

MANDATORY PREPAYMENT

     In the event that prior to the end of the Funding Period the Issuer is unable to acquire Subsequent Home Equity Loans for addition to the Trust Estate in an amount equal to $_____________, the Owners of the Notes will receive a partial prepayment on the Payment Date in __________ 199__ in an amount equal to the Pre-Funded Amount remaining at the end of the Funding Period.

     The Seller intends to use substantially all of the amount on deposit in the Pre-Funding Account to purchase Subsequent Home Equity Loans such that no material amount of principal is expected to be prepaid on the Payment Date in __________, 199__.

PREPAYMENT AND YIELD SCENARIOS FOR NOTES

     As indicated above, if purchased at other than par (disregarding, for purposes of this discussion, the effects on an investor's yield resulting from the timing of the settlement date), the yield to maturity on a Note will be affected by the rate of the payment of principal of the Home Equity Loans. If the actual rate of payments on the Home Equity Loans is slower than the rate anticipated by an investor who purchases Notes at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Home Equity Loans is faster than the rate anticipated by an investor who purchases Notes at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.

     The Final Scheduled Payment Date for the Notes is __________, 202__. This date is the date on which the initial Note Principal Balance as of the Closing Date would be reduced to zero, assuming that no Prepayments are received on the Home Equity Loans, that scheduled monthly payments of principal and interest on the Home Equity Loans are timely received and that the overcollateralization mechanics of the transaction are not used to make accelerated payments of principal to the Owners of the Notes. The weighted average, life of the Notes likely to be shorter than would be the case if payments actually made on the Home Equity Loans conformed to the foregoing assumptions, and the final Payment Date with respect to the Notes could occur significantly earlier than the Final Scheduled Payment Date because (i) Prepayments are likely to occur and (ii) the Issuer may cause a redemption of the Notes when the when the Note Principal Balance is less than _____% of the Note Principal Balance as of the Closing Date.

     "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Notes will be influenced by the rate at which principal of the Home Equity Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes Prepayments and liquidations due to default). Prepayments on home equity loans are commonly measured relative to a prepayment standard or model.

     The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption") which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of home equity loans for the life of such home equity loans. [A 100% Prepayment Assumption assumes constant prepayment rates ("CPR") of 4% per annum of the then outstanding principal balance of the Home Equity Loans in the first month of the life of such Home Equity Loans and an additional _____% (precisely _____ths) per annum in each month thereafter until the twelfth month. Beginning in the thirteenth month and in each month thereafter during the life of such Home Equity Loans, 100% Prepayment Assumption assumes a constant prepayment rate of 24% per annum each month. As used in the table below, 0% Prepayment Assumption assumes prepayment rates equal to 0% of the Prepayment Assumption; i.e., no prepayments. Correspondingly, 100% Prepayment Assumption assumes prepayment rates equal to 100% of the Prepayment Assumption, and so forth.] The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of home equity loans, including the Home Equity Loans. The Seller believes that no existing statistics of which it is aware provide a reliable basis for Owners of the Notes to predict the amount or the timing of receipt of prepayments on the Home Equity Loans.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual Home Equity Loans and the characteristics of the Home Equity Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Note Principal Balance outstanding and weighted average life of the Notes set forth in the tables. In addition, since the actual

Home Equity Loans have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Notes may be made earlier or later than as indicated in the tables.

     For the  purpose of the tables  below,  it is  assumed  that:  (i) the Home
Equity Loans consist of pools of loans with level-pay and balloon amortization methodologies, Cut-Off Date Loan Balances, gross coupon rates, net coupon rates, original and remaining terms of amortization, and remaining terms to maturity as applicable, as set forth in the "Representative Loan Pools" table below, (ii) the Closing Date for the Notes occurs on __________, 199__ (iii) distributions on the Notes are made on the 20th day of each month regardless of the day on which the Payment Date actually occurs, commencing in __________ 199__ in accordance with the priorities described herein, (iv) the difference between the Gross Coupon Rate and the Net Coupon Rate is equal to the Servicing Fee and the Net Coupon Rate is further reduced by the Indenture Trustee Fee, (v) the Home Equity Loans' prepayment rates are a multiple of the Prepayment Assumption, (vi) prepayments include 30 day's interest thereon, (vii) no redemption is exercised,
(viii) all of the Home Equity Loans are sold to the Issuer for inclusion in the Trust Estate as of the Closing Date; and (x) the scheduled monthly payments of principal and interest on the Home Equity Loans will be timely delivered on the first day of the Remittance Period (with no defaults).


                            REPRESENTATIVE LOAN POOLS

                                                         Original      Remaining      Remaining
                                                         Term of        Term of        Term to
   Pool            Loan        Gross     Net Coupon    Amortization   Amortization    Maturity     Amortization
  Number         Balance      Coupon        Rate       (in months)    (in months)    (in months)      Method
                               Rate
---------- ---------------- ----------- ------------- -------------- -------------- ------------- --------------
    1
    2
    3
    4
    5
    6

                             ADDITIONAL INFORMATION

     The description in this Prospectus Supplement of the Initial Home Equity Loans and the Properties is based upon the Initial Home Equity Loans as constituted at the close of business on the Cut-Off Date. Prior to the issuance of the Notes, Initial Home Equity Loans may be removed from the pool as a result of incomplete documentation or non-compliance with representations and warranties set forth in the Indenture, if the Seller deems such removal necessary or appropriate. A limited number of other Initial Home Equity Loans may be included in the pool prior to the issuance of the Notes and the Subsequent Home Equity Loans will be added to the pool after the issuance of the Notes.

     A current report on Form 8-K will be available to purchasers of the Notes and will be filed, and incorporated by reference to the Registration Statement together with the Indenture, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Notes and within 15 days of the addition of any Subsequent Home Equity Loans. In the event Initial Home Equity Loans are removed from or added to, or Subsequent Home Equity Loans are added to, the pool as set forth in the preceding paragraph, such removal or addition will be noted in a current report on Form 8-K.

                            DESCRIPTION OF THE NOTES

GENERAL

     The Notes will be issued pursuant to the Indenture. The summaries of certain provisions of the Indenture set forth below, under the caption "The Indenture" herein and under the caption "The Indenture" in the Prospectus, while complete in material respects, do not purpose to be exhaustive. For more details regarding the terms of the Indenture, prospective investors in the Notes are advised to review the Indenture, a copy of which the Issuer will provide (without exhibits) without charge upon written request addressed to the Issuer.

     The Notes will be secured by the Trust Estate created by the Indenture. The Notes represent non-recourse obligations of the Issuer and proceeds of the assets in the Trust Estate will be the sole source of payments of the Notes. The Notes will not represent an interest in or obligation of the Depositor, the Servicer, the Indenture Trustee, the underwriters, any of their respective affiliates or any other entity, and will not represent an interest in or recourse obligation of the Issuer.

     Initially, the assets of the Trust Estate will consist of (i) the Home Equity Loan Pool, which is comprised of the Initial Home Equity Loans secured by [first] lien mortgages of deeds of trust on the Properties; (ii) all payments in respect to principal of the Initial Home Equity Loans received on or after the applicable Cut-Off Dates; (iii) all payments in respect of interest accrued on the Initial Home Equity Loans received on or after the applicable Cut-Off Dates, irrespective of when received; (iv) security interests in the Properties; (v) amounts to be deposited in the Pre-Funding Account that will be available for the acquisition of the Subsequent Home Equity Loans during the Funding Period;
(vi) amounts to be deposited in the Capitalized Interest Account; (vii) the Insurance Policy issued by the Note Insurer and (viii) certain other property.

     All payments on the Notes will be made by or on behalf of the Indenture Trustee to each Owner of record on the related Record Date for the related Payment Date. Payments on Notes issued in book-entry form will be made by or on behalf of the Indenture Trustee to DTC. Payments on Definitive Notes generally will be made either (i) by check mailed to the address of each Owner as it appears in the register maintained by the Indenture Trustee or (ii) by wire transfer of immediately available funds to the account of an Owner, if such Owner (a) is a registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (b) has provided the Indenture Trustee with wiring instructions in writing five days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment date. A fee may be charged by the Indenture Trustee to an Owner of Definitive Notes for any payment made by wire transfer. Notwithstanding the above, the final payment in redemption of any Definitive Note will be made only upon presentation and surrender of such Definitive Note at the office of agency designated by the Indenture Trustee for that purpose.

     The Notes will be issued in denominations of not less than $1,000 principal amount and in integral; dollar multiples of $1 in excess thereof.

     The Home Equity Loans were originated by the Seller. On or prior to the date the Notes are issued, the Seller will convey each Home Equity Loan to the Depositor who in turn will convey each such Home Equity Loan to the Issuer.

     At the time of issuance of the Notes, the Issuer will pledge all of its right, title and interest in and to the Initial Home Equity Loans, including all principal received on or after the applicable Cut-Off Date and all interest accrued from and including the applicable Cut-Off Date, together with its rights, title and interest in and to the proceeds of any related insurance policies received on and after the applicable Cut-Off Date, without recourse, to the Indenture Trustee pursuant to the Indenture as collateral for the Notes.

     The Indenture Trustee, concurrently with such assignment, will authenticate and deliver the Notes at the direction of the Issuer in exchange for, among other things, the Initial Home Equity Loans, the Initial Pre-Funding Account deposit and the amount deposited in the Capitalized Interest Account. Each Initial Home Equity Loan will provide information about each Home Equity Loan, including, among other things, its identifying number and the name of the related Mortgagor, the street address of the related Property, its date of origination, the original number of months to stated maturity, the original stated maturity, its original Loan Balance, the Cut-Off Date, its interest rate as of the CutOff Date, the manner in which the interest rate is to be determined and its monthly payment as of the Cut-Off Date.

PAYMENTS ON THE NOTES

     Payments on the Notes will be made by the Indenture Trustee (in such capacity, the "Paying Agent") on each Payment Date to Owners as of the Record Date in an amount equal to the product of such Owners' Percentage Interest and the amount paid in respect of the Notes. The "Percentage Interest" represented by any Note will be equal to the percentage obtained by dividing the aggregage principal balance of such Note by the Note Principal Balance.

     On each Payment Date, the Paying Agent will be required to pay the following amounts in the following order of priority, out of Total Available
Funds:

          (a) to the Note Insurer, an amount equal to the Premium Amount for such Payment Date and the aggregate amount necessary to reimburse the Note Amount Insurer for any unreimbursed payments of Insured Payments (together with interest thereon) in respect of the Notes on prior Payment Dates and the amount of any unpaid Premium Amount for prior Payment Dates (together with interest thereon); provided, however, that the Note Insurer shall be paid such amounts only after Owners have received Current Interest and any Subordination Deficit with respect to such Payment Date;

          (b) to the Owners, Current Interest;

          (c) to the Owners, the Principal Distrubtion Amount, in reduction of the Note Principal Balance until such Note Principal Balance is reduced to zero; and

          (d) to the Owners, the amount, if any, of the overcollateraization payment [as defined] .

Any Available Funds remaining after application in the manner specified above will be released to the Owner of Issuer's Certificate.

     In the event that, with respect to a particular Payment Date, Available Funds on such date are not sufficient to pay any portion of Current Interest, the Indenture Trustee will make a claim on the Insurance Policy in an amount equal to such deficiency and apply the Insured Payment received in respect of such claim to the payment of the deficiency in such Current Interest. In addition, the Indenture Trustee will make a claim on the Insurance Policy in an amount equal to any Subordination Deficit on a Payment Date (after taking into account payments in respect of the Principal Distribution Amount on such Paymnt
Date) and apply the portion of the Insured Payment related Subordination Deficit to reduce the Note Principal Balance on such Payment Date by the amount of such Subordination Deficit. Any Insured Payment paid in respect of the Notes to make up any Subordination Deficit shall be paid to the Owners, in reduction of the Note Principal Balance, until such Note Principal Balance is reduced to zero.

     In no event will the aggregate payments of principal to Owners exceed the Original Note Principal Balance as of the Closing Date.

PRE-FUNDING ACCOUNT

     On the Closing Date, the Pre-Funded Amount will be deposited in the Pre-Funding Account, which account shall be in the name of and maintained by the Indenture Trustee and shall be part of the Trust Estate. During the Funding Period, the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Funding Period by the amount thereof used to purchase Subsequent Home Equity Loans in accordance with the Indenture. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to the Owners of the Notes on the Payment Date in __________ 199__ in reduction of the Note Principal Balance of such Owner's Notes, thus resulting in a partial principal prepayment of such Notes.

     Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account prior to each Payment Date during the Funding Period.

CAPITALIZED INTEREST ACCOUNT

     On the Closing Date cash will be deposited in the Capitalized Interest Account, which account shall be in the name of and maintained by the Indenture Trustee and shall be part of the Trust Estate. The amount on deposit in the Capitalized Interest Account, including reinvestment income thereon, will be used by the Indenture Trustee to fund the excess, if any, of (i) the amount of interest accruing at Note Rate on the amount by which the Note Principal Balance exceeds the aggregate Loan Balance of the Home Equity Loans over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account; such amounts on deposit will be so applied by the Indenture Trustee on the first Payment Date to fund any such excess. Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period and not needed for such purpose will be paid to the depositor of such funds and will not thereafter be available for distribution to the Owners of the Notes.

CALCULATION OF ONE-MONTH LIBOR

     On each LIBOR Determination Date (as defined below), the Indenture Trustee will determine LIBOR for the next Accrual Period for the Notes.

     "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal one month. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal one month.

     "LIBOR Determination Date" means, with respect to any Accrual Period, the second London business day preceding the commencement of such Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

     "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

BOOK ENTRY REGISTRATION OF THE NOTES

     The Notes will be book-entry Notes (the "Book-Entry Notes"). Persons acquiring beneficial ownership interests in such Book-Entry Notes ("Beneficial Owners") may elect to hold their Book-Entry Notes directly through DTC
participants   of  such   system   ("Participants"),   or   indirectly   through
organizations which are Participants. The Book- Entry Notes will be issued in one or more certificates per class of Notes which in the aggregate equal the principal balance of such Notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Investors may hold such beneficial interests in the Book-Entry Notes in minimum denominations representing principal amounts of $1,000 and multiples of $1 in excess thereof. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such Note (a "Definitive Note"). Unless and until Definitive Notes are issued, it is anticipated that the only "Owner" of such Book-Entry Notes will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Owners as that term is used in the Indenture. Beneficial Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The Beneficial Owner's ownership of a Book-Entry Notes will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Note will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant).

     Beneficial Owners will receive all distributions of principal of, and interest on, the Book-Entry Notes from the Indenture Trustee through DTC and DTC Participants. While such Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Notes and is required to receive and transmit distributions of principal of, and interest on, such Notes.

Participants and indirect participants with whom Beneficial Owners have accounts with respect to Book-Entry Notes are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

     Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Beneficial Owners who are not Participants may transfer ownership of Notes only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Notes, by book-entry transfer, through DTC for the account of the purchasers of such Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

     Transfers between Participants will occur in accordance with DTC rules.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Notes, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     Distributions on the Book-Entry Notes will be made on each Payment Date by the Indenture Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in
accordance  with  DTC's  normal   procedures.   Each  DTC  Participant  will  be
responsible for disbursing such payment to the Beneficial Owners of the Book-Entry Notes that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents.

     Under a book-entry format, Beneficial Owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to Cede. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge
Book-Entry Notes to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Notes, may be limited due to the lack of physical certificates for such Book-Entry Notes. In addition, issuance of the Book- Entry Notes in book-entry form may reduce the liquidity of such Notes in the secondary market since certain potential investors may be unwilling to purchase Notes for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust provided by the Servicer to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Notes of such Beneficial Owners are credited.

     DTC has advised the Indenture Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. DTC may take actions, at the direction of the related Participants, with respect to some Offered Notes which conflict with actions taken with respect to other Notes.

     Definitive Notes will be issued to Beneficial Owners of the Book-Entry Notes, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Indenture Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Notes and the Depositor or the Indenture Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Owners representing a majority of the outstanding Percentage Interests of the Notes, advises the Indenture Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Indenture Trustee will be required to notify all Beneficial Owners of the occurrence of such event and the availability through DTC of Definitive Notes. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Notes and instructions for re-registration, the Indenture Trustee will issue Definitive Notes, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Owners under the Indenture.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of Notes among Participants of DTC, it is under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

ASSIGNMENT OF RIGHTS

     An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions under any Notes, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of the Indenture described above.

                                THE NOTE INSURER

     The information set forth in this section has been provided by the Note Insurer. No representation is made by the Underwriters, the Issuers, the Seller, the Servicer, the Depositor or any of their affiliates as to the accuracy or completeness of such information or any information related to the Note Insurer incorporated by reference herein.

     The Note Insurer, in consideration of the payment of the premiums and subject to the terms of the Insurance Policy, will unconditionally and irrevocably guarantee to any Owner that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee or its successor, as trustee for the Owners, on behalf of the Owners from the Note Insurer, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Note Insurer's obligations under the Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Insurance Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Notes, unless such acceleration is at the sole option of the Note Insurer.

     Notwithstanding the foregoing paragraph, the Insurance Policies do not cover shortfalls, if any, attributable to the liability of the Trust, or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Note Insurer will pay any other amount payable under the Insurance Policy no later than 12:00 noon New York City time, on the later of the Payment Date on which the Insured Payment is due or the second Business Day following receipt in New York, New York, of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under an Insurance Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Note Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

     Insured Payments due under an Insurance Policy, unless otherwise stated therein, will be disbursed to the Trustee on behalf of Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     [Financial Information to be provided].

                               CREDIT ENHANCEMENT

INSURANCE POLICY

     See "The Note Insurer" herein for a description of the Insurance Policy.

OVERCOLLATERALIZATION PROVISIONS

     Overcollateralization Resulting from Cash Flow Structure. The Indenture requires that, on each Payment Date, Net Monthly Excess Cashflow be applied on such Payment Date as an accelerated payment of principal on the Notes, but only to the limited extent hereafter described. "Net Monthly Excess Cashflow" equals the excess of (i) the excess, if any of (x) the interest which is collected on the Home Equity Loans during a Remittance Period (net of the Servicing Fee and of certain miscellaneous administrative amounts) plus any Delinquency Advances and Compensating Interest over (y) the sum of the related Current Interest, Trustee Fee, Premium Amount and Trustee Reimbursable Expenses (the difference between (x) and (y) is the "Total Monthly Excess Spread"), over (ii) the portion of the Total Monthly Excess Cashflow that is used to cover shortfalls in Available Funds on such Payment Date or used to reimburse the Note Insurer.

     The application of Net Monthly Excess Cashflow has the effect of accelerating the amortization of the Notes relative to the amortization of the Home Equity Loans. To the extent that any Net Monthly Excess Cashflow is not so used (and is not required to pay Reimbursement Amounts (as defined in the Indenture) to the Note Insurer), the Indenture provides that it will be used to reimburse the Servicer with respect to any amounts owing to it, and, thereafter, paid to the Owners of the Issuer's Certificate.

     Pursuant to the Indenture, Net Monthly Excess Cashflow will be applied as an accelerated payment of principal on the Note until the Subordinated Amount has increased to the level required. "Subordinated Amount" means, the excess, if any, of (x) the sum of (i) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period and (ii) any amount on deposit in the Pre-Funding Account at such time exclusive of any Pre-Funding Account Earnings (as defined in the Indenture) over (y) the aggregate Note Principal Balance as of such Payment Date (after taking into account the payment of the Principal Distribution Amount(except for any Subordination Reduction Amount or Subordination Increase Amount) on such Payment
Date). Any amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal is a "Subordination Increase Amount." The required level of the Subordinated Amount with respect to a Payment Date is the "Specified Subordinated Amount." The Indenture generally provides that the Specified Subordinated Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers including triggers that allow the related Specified Subordinated Amount to decrease or "step down" based on the performance on the Home Equity Loans with respect to certain tests specified in the Indenture based on delinquency rates and cumulative losses. In addition, Net Monthly Excess Cashflow will be applied to the payment in reduction of principal of the Notes during the period that the Home Equity Loans are unable to meet certain tests specified in the Notes based on delinquency rates and cumulative losses.

     In the event that the Specified Subordinated Amount is permitted to decrease or "step down" on a Payment Date in the future, the Indenture provides that a portion of the principal which would otherwise be distributed to the Owners of the Notes on such Payment Date shall be distributed to the Owners of the Issuer's Certificate over the period specified in the Indenture. This has the effect of decelerating the amortization of Notes relative to the amortization of the Home Equity Loans and of reducing the related Subordinated Amount. With respect to any Payment Date, the excess, if any, of (x) the Subordinated Amount on such Payment Date after taking into account all distributions to be made on such Payment Date (except for any distributions of related Subordination Reduction Amounts as described in this sentence) over (y) the Specified Subordinated Amount is the "Excess Subordinated Amount" for such Payment Date. If, on any Payment Date, the Excess Subordinated Amount is, or, after taking into account all other distributions to be made on such Payment Date would be, greater than zero (i.e., the Subordinated Amount is or would be greater than the Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the Owners of the Notes on such Payment Date shall instead be distributed to the Owners of the Issuer's Certificate (to the extent available therefor) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the amount available for distribution on account of principal with respect to the Notes on such Payment Date; such amount being the "Subordination Reduction Amount" with respect to the related Payment Date. As a result of the cash flow structure of the transaction, Subordination Reduction Amounts may result even prior to the occurrence of any decrease or "step down" in the Specified Subordinated Amount. This is because the Owners of the Notes will generally be entitled to receive 100% of collected principal even though the aggregate Note Principal Balance will, following the accelerated amortization resulting from the application of the Net Monthly Excess Cashflow, represent less than 100% of the aggregate Loan Balance. Accordingly, in the absence of the provisions relating to Subordination Reduction Amounts, the Subordinated Amount would increase above the Specified Subordinated Amount requirements even without the further application of any Net Monthly Excess Cashflow.

     The Indenture provides generally that, on any Payment Date all amounts collected on account of principal (other than any such amount applied to the payment of a Subordination Reduction Amount) during the prior Remittance Period will be distributed to the Owners of the Notes on such Payment Date. If any Home Equity Loan became a Liquidated Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the principal balance of the related Home Equity Loan; the amount of any such insufficiency is a "Realized Loss." In addition, the Indenture provides that the principal balance of any Home Equity Loan which becomes a Liquidated Loan shall thenceforth equal zero. The Indenture does not contain any requirement that the amount of any Realized Loss be distributed to the Owners of the related Notes on the Payment Date which immediately follows the event of loss; i.e., the Indenture does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the Subordinated Amount, which to the extent that such reduction causes the Subordinated Amount to be less than the related Specified Subordinated Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on subsequent Payment Dates, until the Subordinated Amount equals the Specified Subordinated Amount).

     Overcollateralization and the Insurance Policy. The Indenture defines a "Subordination Deficit" with respect to a Payment Date to be the amount, if any, by which (x) the Note Principal Balance with respect to such Payment Date, after taking into account all distributions to be made on such Payment Date (without regard to any Insured Payment to be made on such Payment Date and except for any Subordination Deficit), exceeds (y) the sum of (a) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the prior Remittance Period and (b) the amount, if any, on deposit in the Pre-Funding Account on such Payment Date exclusive of any Pre-Funding Account Earnings. The Indenture requires the Trustee to make a claim for an Insured Payment under the Insurance Policy not later than the second Business Day prior to any Payment Date as to which the Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Owners of the Notes on such Payment Date. The Insurance Policy is thus similar to the subordination provisions described above insofar as the Insurance Policy guarantees ultimate, rather than current, payment of the amounts of any Realized Losses to the Owners of the Notes. Investors in the Notes should realize that, under extreme loss or delinquency scenarios Notes, they may temporarily receive no distributions of principal when they would otherwise be entitled thereto under the principal allocation provisions described herein. Nevertheless, the exposure to risk of loss of principal of the Owners of the Notes depends in part on the ability of the Note Insurer to satisfy its obligations under the Insurance Policy. In that respect and to the extent that the Note Insurer satisfies such obligations, the Owners of the Notes are insulated from shortfalls in Available Funds that may arise.

                                  THE INDENTURE

     In addition to the provisions of the Indenture summarized elsewhere in the Prospectus and this Prospectus Supplement there is set forth below a summary of certain other provisions of the Indenture.

COVENANT OF THE SELLER TO TAKE CERTAIN ACTIONS WITH RESPECT TO THE HOME EQUITY LOANS IN CERTAIN SITUATIONS

     Pursuant to the Indenture, upon the discovery by the Depositor, the Seller, any Sub-Servicer, any Owner, the Custodian or the Indenture Trustee that the representations and warranties set forth below are untrue in any material respect as of the Closing Date with the result that the interests of the Owners are materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties.

     Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any of the other parties or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Owners, the Seller will be required promptly to cure such breach in all material respects or the Seller shall on or prior to the second Monthly Remittance Date next succeeding such discovery, such receipt of notice or such time (i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Seller a "Qualified Replacement Mortgage" (as such is defined in the Indenture) and deliver an amount equal to the excess, if any, of the Loan Balance of the Home Equity Loan being replaced over the outstanding principal balance of the replacement Home Equity Loan plus interest (the "Substitution Amount") to the Indenture Trustee on behalf of the Trust as part of the Monthly Remittance remitted by the Servicer on such Monthly Remittance Date or (ii) purchase such Home Equity Loan from the Trust at a purchase price equal to the Loan Purchase Price (as defined below) thereof. The Seller shall also deliver an Officer's Certificate to the Indenture Trustee concurrently with the delivery of a Qualified Replacement Mortgage stating that such Home Equity Loan meets the requirements of a Qualified Replacement Mortgage and that all other conditions to the substitution thereof have been satisfied. The obligation of the Seller to so substitute or repurchase any Home Equity Loan as to which a representation of warranty is untrue in any material respect and has not been remedied constitutes the sole remedy available to the Owners and the Indenture Trustee.

     "Loan Purchase Price" means an amount equal to the Loan Balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the Coupon Rate to but not including the Monthly Remittance Date in the Remittance Period of such purchase together with (without duplication) the aggregate amount of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances to the extent that such reimbursement is not made from the Mortgagor or from Liquidation Proceeds from the respective Home Equity Loan.

ASSIGNMENT OF HOME EQUITY LOANS

     Pursuant to the Indenture, the Seller on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Depositor and the Depositor will sell, transfer, assign, set over and otherwise convey without recourse to the Issuer and the Issuer will pledge all of its right, title and interest, without recourse to the Indenture Trustee in trust for the benefit of the Owners all right, title and interest of the Seller in and to each Initial Home Equity Loan and all its right, title and interest in and to principal and interest due on each such Initial Home Equity Loan after the Cut-Off Date; provided, however, that the Seller will reserve and retain all its right, title and interest in and to principal (including Prepayments) and interest due on each Initial Home Equity Loan on or prior to the Cut-Off Date (whether or not received on or prior to the Cut-Off Date).

     In connection with the transfer and assignment of the Initial Home Equity Loans on the Closing Date and the Subsequent Home Equity Loans on each Subsequent Transfer Date, the Seller will be required to:

          (i) deliver without recourse to _______________ (the "Custodian") on behalf of the Indenture Trustee on the Closing Date with respect to each Initial Home Equity Loan or on each Subsequent Transfer Date with respect to each Subsequent Home Equity Loan identified in the related Schedule of Home Equity Loans (A) the original Mortgage Notes, endorsed in blank or to the order of the Indenture Trustee, (B) (i) the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Seller, or if available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (II) the attorney's opinion of title, (C) originals or copies of all intervening assignments certified as true copies by the closing agent or the Seller, showing a complete chain of title from origination to the Indenture Trustee, if any, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any and (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to Seller from the applicable recording office) or a copy (if such original Mortgage has not been returned to Seller from the applicable recording office) of the Mortgage certified as a true copy by the closing agent or the Seller or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or retained by the recording office;

          (ii) cause, within 60 days following the Closing Date with respect to the Initial Home Equity Loans, or Subsequent Transfer Date with respect to Subsequent Home Equity Loans, assignments of the Mortgages to "___________________, as Indenture Trustee of IMC Home Equity Loan Owner Trust 199__-__ under the Indenture dated as of ____________ ___, 199__" to be submitted for recording in the appropriate jurisdictions; provided, however, that the Seller shall not be required to prepare any assignment of Mortgage for a Mortgage with respect to which the original recording information has not yet been received from the recording office until such information is received; provided, further, that the Seller shall not be required to record an assignment of a Mortgage (except upon the occurrence of certain triggers specified in the Indenture) if the Seller furnishes to the Indenture Trustee and the Rating Agencies, on or before the Closing Date with respect to the Initial Home Equity Loans or on each Subsequent Transfer Date with respect to each Subsequent Home Equity Loans, at the Seller's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not required to perfect the Indenture Trustee's interests in the related Mortgages Loans (in form satisfactory to the Indenture Trustee and the Rating Agencies);

          (iii) deliver the title insurance policy, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian on behalf of the Indenture Trustee within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the Closing Date with respect to the Initial Home Equity Loans, or each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans); and

          (iv) furnish to the Indenture Trustee and the Rating Agencies, at the Seller's expense, an opinion of counsel with respect to the sale and perfection of all Subsequent Home Equity Loans delivered to the Trust in form and substance satisfactory to the Indenture Trustee and the Rating Agencies.

     The Indenture Trustee will agree, for the benefit of the Owners, to cause the Custodian to review each File within 45 days after the Closing Date or Subsequent Transfer Date (or the date of receipt of any documents delivered to the Indenture Trustee after the Closing Date or Subsequent Transfer Date) to ascertain that all required documents (or certified copies of documents) have been executed and received.

     If the Custodian on behalf of the Indenture Trustee during such 45-day period finds any document constituting a part of a File which is not properly executed, has not been received, is unrelated to the Home Equity Loans or that any Home Equity Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian on behalf of the Indenture Trustee will be required to promptly notify the Depositor, the Seller and the Owners. The Seller will agree in the Indenture to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Custodian on behalf of the Indenture Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller shall not have remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Owners, the Seller will be required on the next succeeding Monthly Remittance Date to (or will cause an affiliate of the Seller to) (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Indenture Trustee on behalf of the Trust as part of the Monthly Remittance remitted by the Servicer on such Monthly Remittance Date or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Trust along with the Monthly Remittance remitted by the Servicer on such Monthly Remittance Date.

     In addition to the foregoing, the Custodian on behalf of the Indenture Trustee has agreed to make a review during the 12th month after the Closing Date indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Indenture Trustee and the Servicer shall monitor no less frequently than monthly the then current status of exceptions, until all such exceptions have been eliminated.

SERVICING AND SUB-SERVICING

     The Servicer is required to service the Home Equity Loans in accordance with the Indenture, the terms of the respective Home Equity Loans, and the servicing standards set forth in FannieMae's Servicing Guide (the "FannieMae Guide"); provided, however, that to the extent such standards, such obligations or the FannieMae Guide is amended by FannieMae after the date of the Indenture and the effect of such amendment would be to impose upon the Servicer any material additional costs or other burdens relating to such servicing obligations, the Servicer may, at its option, determine not to comply with such amendment in accordance with the servicing standards set forth in the Indenture.

     The Servicer may retain from the interest portion of each monthly payment, the Servicing Fee. In addition, the Servicer will be entitled to retain additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to the Indenture, and similar items.

     The Servicer is required to make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and, to the extent such procedures are consistent with the Indenture and the terms and provisions of any applicable insurance policy, to follow collection procedures for all Home Equity Loans at least as rigorous as those described in the FannieMae Guide. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain as additional servicing compensation. In the event the Servicer consents to the deferment of the due dates for payments due on a Note, the Servicer will nonetheless be required to make payment of any required Delinquency Advances with respect to the interest payments so extended to the same extent as if the interest portion of such installment were due, owing and delinquent and had not been deferred.

     The Servicer is required to create, or cause to be created, in the name of the Indenture Trustee, at one or more depository institutions a principal and interest account maintained as a trust account in the trust department of such institution (the "Principal and Interest Account"). All funds in the Principal and Interest Account are required to be held (i) uninvested, or (ii) invested in Eligible Investments (as defined in the Indenture). Any investment of funds in the Principal and Interest Account must mature or be withdrawable at par on or prior to the immediately succeeding Monthly Remittance Date. Any investment earnings on funds held in the Principal and Interest Account are for the account of, and any losses therein are also for the account of, and must be promptly replenished by, the Servicer.

     The Servicer is required to deposit to the Principal and Interest Account, within one business day following receipt, all principal and interest due on the Home Equity Loans after the Cut-Off Date, including any Prepayments, the proceeds of any liquidation of a Home Equity Loan net of expenses and unreimbursed Delinquency Advances ("Net Liquidation Proceeds"), any income from REO Properties and Delinquency Advances, but net of (i) Net Liquidation Proceeds to the extent that such Net Liquidation Proceeds exceed the sum of (i) the Loan Balance of the related Home Equity Loan immediately prior to liquidation, (II) accrued and unpaid interest on such Home Equity Loan (net of the Servicing Fee) to the date of such liquidation and (III) any Realized Losses during the related Remittance Period, (ii) principal (including Prepayments) collected and interest due on the Home Equity Loans on or prior to the Cut-Off Date, (iii) reimbursements for Delinquency Advances, and (iv) reimbursement for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amounts being referred to herein as the "Daily Collections").

     The Servicer may make withdrawals for its own account from the Principal and Interest Account in the following order and only for the following purposes:

          (i) on each Monthly Remittance Date, to pay itself the Servicing Fee;

          (ii) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

          (iii) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

          (iv) to reimburse itself for unrecovered Delinquency Advances and for any excess interest collected from a Mortgagor; and

          (v) to clear and terminate the Principal and Interest Account following the termination of the Trust.

     The Servicer will remit to the Indenture Trustee for deposit in the Note Account the Daily Collections allocable to a Remittance Period not later than the related Monthly Remittance Date, and Loan Purchase Prices and Substitution Amounts two Business Days following the related repurchase or substitution, as the case may be.

     On each Monthly Remittance Date, the Servicer shall be required to remit to the Indenture Trustee for deposit to the Certificate Account out of the Servicer's own funds any Delinquent payment of interest with respect to each Delinquent Home Equity Loan, which payment was not received on or prior to the related Monthly Remittance Date and was not theretofore advanced by the Servicer. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances." The Servicer may reimburse itself on any Business Day for any Delinquency Advances paid from the Servicer's own funds, from collections on any Home Equity Loan that are not required to be distributed on the Payment Date occurring during the month in which such reimbursement is made (such amount to be replaced on future dates to the extent necessary) or from the Note Account out of the Monthly Excess Cashflow Amount.

     Notwithstanding the foregoing, in the event that the Servicer determines in its reasonable business judgment in accordance with the servicing standards of the Indenture that any proposed Delinquency Advance if made would not be recoverable, the Servicer shall not be required to make such Delinquency Advances with respect to such Home Equity Loan. To the extent that the Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Servicer subsequently determines to be nonrecoverable, the Servicer shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances as provided above. The Servicer shall give written notice of such determination as to why such amount is or would be nonrecoverable to the Indenture Trustee.

     The Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation ("Preservation Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and (iii) the cost of the management and liquidation of Property acquired in satisfaction of the related Mortgage, except to the extent that the Servicer in its reasonable business judgment determines that any such proposed amount would not be recoverable. Such costs and expenses will constitute "Servicing Advances". The Servicer may recover a Servicing Advance to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan or from certain amounts on deposit in the Note Account as provided in the Indenture. Except as provided above, in no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Home Equity Loan.

     A full month's interest at the Coupon Rate will be due on the outstanding Loan Balance of each Home Equity Loan as of the beginning of each Remittance Period. If a prepayment in full of a Home Equity Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest at the Coupon Rate that would be due on the related due date for such Home Equity Loan (such difference, the "Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period), will be required to be deposited to the Principal and Interest Account (or if such difference is an excess, the Servicer shall retain such excess) on the next succeeding Monthly Remittance Date by the Servicer and shall be included in the Monthly Remittance Amount to be made available to the Indenture Trustee on the next succeeding Monthly Remittance Date.

     The Servicer will have the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes delinquent as to three consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer. The purchase price for any such Home Equity Loan is equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

     [The Servicer is required to cause to be liquidated any Home Equity Loan relating to a Property as to which ownership has been effected in the name of the Servicer on behalf of the Trust and which has not been liquidated within 23 months of such effecting of ownership at such price as the Servicer deems necessary to comply with this requirement, or within such period of time as may, in the opinion of counsel nationally recognized in federal income tax matters, be permitted under the Code.]

     The Servicer will be required to cause hazard insurance to be maintained with respect to the related Property and to advance sums on account of the premiums therefor if not paid by the Mortgagor if permitted by the terms of such Home Equity Loan.

     The Servicer will have the right under the Indenture to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Properties. No application for approval may be considered by the Servicer unless: (a) the provisions of the related Note and Mortgage have been complied with; (b) the loan-to-value ratio and debt-to-income ratio after any release do not exceed the loan-to-value ratio and debt-to-income ratio, respectively, of such Mortgage Note on the Cut-Off Date provided that the loan-to-value ratio shall be permitted to be increased by an amount not to exceed 5%; and (c) the lien priority of the related Mortgage is not affected.

     The Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a payment default with respect to such Home Equity Loan or in the event that a payment default with respect to such Home Equity Loan is reasonably foreseeable by the Servicer; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond the Remittance Period related to the Final Scheduled Payment Date.
Notwithstanding anything set forth in the Indenture to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

     The Servicer shall provide written notice to the Indenture Trustee prior to the execution of any modification, waiver or amendment of any provision of any Home Equity Loan and shall deliver to the Custodian, on behalf of the Indenture Trustee for deposit in the related File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

     As noted under "The Seller and Servicer -- General" herein, the Servicer will be permitted under the Indenture to enter into Sub-Servicing Agreements for any servicing and administration of Home Equity Loans with any institution that
(x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub- Servicing Agreement, (y) has experience servicing home equity loans that are similar to the Home Equity Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles).

     No Sub-Servicing arrangements discharge the Servicer from its servicing obligations. Notwithstanding any Sub-Servicing Agreement, the Servicer will not be relieved of its obligations under the Indenture and the Servicer will be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify the Indenture.

     The Servicer (except the Indenture Trustee if it is required to succeed the Servicer under the Indenture) has agreed to indemnify and hold the Indenture Trustee and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Home Equity Loans in compliance with the terms of the Indenture. The Servicer shall immediately notify the Indenture Trustee and each Owner if a claim is made by a third party with respect to the Indenture, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee and/or Owner in respect of such claim. The Indenture Trustee shall reimburse the Servicer from amounts otherwise distributable on the Issuer's Certificate for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with the Indenture. The indemnification provisions shall survive the termination of the Indenture and the payment of the outstanding Notes.

     The Servicer will be required to deliver to the Indenture Trustee and the Rating Agencies on or before April 30 of each year, commencing in 199__: (1) an officers' certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under the Indenture has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Indenture for such year, or, if there has been a default in the fulfillment of all such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default and (2) a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Indenture Trustee stating that such firm has examined the Servicer's overall servicing operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

REMOVAL AND RESIGNATION OF SERVICER

     The Indenture Trustee, at the direction of a majority of the Owners, will have the right, pursuant to the Indenture, to remove the Servicer upon the occurrence of certain events (collectively, the "Servicer Termination Events") including, without limitation: (a) certain acts of bankruptcy or insolvency on the part of the Servicer; (b) certain failures on the part of the Servicer to perform its obligations under the Indenture (including certain performance tests related to the delinquency rate and cumulative losses of the Home Equity Loan Pool); (c) the failure to cure material breaches of the Servicer's representations in the Indenture; or (d) certain mergers or other combinations of the Servicer with another entity.

     The Servicer is not permitted to resign from the obligations and duties imposed on it under the Indenture except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such conflict being of a type and nature carried on by the Servicer on the date of the Indenture. Any such determination permitting the resignation of the Servicer is required to be evidenced by an opinion of counsel to such effect which shall be delivered, and reasonably acceptable, to the Indenture Trustee.

     Upon removal or resignation of the Servicer, the Indenture Trustee may (A) solicit bids for a successor servicer as described in the Indenture and (B) until such time as a successor servicer is appointed pursuant to the terms of the Indenture, shall serve in the capacity of Backup Servicer. The Indenture Trustee, if it is unable to obtain a qualifying bid and is prevented by law from acting as servicer, will be required to appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution designated as an approved seller-servicer by FHLMC or FannieMae, having equity of not less than $5,000,000, and acceptable to a majority of the Owners of the Notes as the successor to the Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     No removal or resignation of the Servicer will become effective until the Backup Servicer or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with the Indenture.

REDEMPTION OF THE NOTES

     The Notes will be subject to redemption in whole but not in part, at the option of the Issuer, on or after the Payment Date on which the Note Principal Balance is less ___% of the Note Principal Balance as of the Cut-Off Date. The Servicer may also cause the redemption of the Notes by exercising its right to purchase all Home Equity Loans from the Indenture Trustee on or after the Payment Date on which the aggregate Loan Balance of the Home Equity Loans in the Home Equity Loan Pool has declined to less than ___% of the sum of the Loan Balance of the Initial Home Equity Loans plus the amount deposited in the Pre-Funding Account (the "Pool Redemption Date").

     In addition, the Note Insurer may effect a redemption of the Notes by exercising its right to purchase all Home Equity Loans from the Indenture Trustee on any Payment Date on which Home Equity Loans having Loan Balances as of the Cut-Off Date aggregating an amount equal to or in excess of ___% of the sum of the Loan Balance of the Initial Home Equity Loans plus the amount deposited in the Pre-Funding Account have become Liquidated Loans.
     The Notes will be redeemed at a redemption price of 100% of the then outstanding Note Principal Balance thereof plus accrued but unpaid interest thereon through the end of the Remittance Period immediately preceding the related Payment Date. There will be no prepayment premium in connection with such a redemption. Notice of an optional redemption of the Notes must be mailed by the Indenture Trustee to the Owners at least ten days prior to the Payment Date set for such redemption.
     The payment on the final Payment Date in connection with the redemption of the notes shall be in lieu of the payment otherwise required to be made on such Payment Date in respect of the Notes.

THE INDENTURE TRUSTEE

     ________________________ will be the Indenture Trustee under the Indenture. The Indenture will provide that the Indenture Trustee is entitled to certain fees and reimbursement of expenses.

     The Indenture also will provide that the Indenture Trustee may resign at any time, upon notice to the Issuer, the Servicer and any Rating Agency, in which event the Issuer will be obligated to appoint a successor Indenture Trustee. The Issuer may remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee. The Indenture will provide that the Indenture Trustee is under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Owners, unless such Owners shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. The Indenture Trustee may execute any of the rights of powers granted by the Indenture or perform any duties thereunder either directly or by or through agents or attorneys, and the Indenture Trustee is responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it thereunder. Pursuant to the Indenture, the Indenture Trustee is not liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under the Indenture. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee may rely and will be protected in acting or refraining from acting in good faith in reliance on any certificate, notice or other document of any kind prima facie properly executed and submitted by the authorized officer of any person respecting any matters arising under the Indenture.

VOTING

     Unless otherwise specified in the Indenture, with respect to any provisions of the Indenture providing for the action, consent or approval of the Owners evidencing specified "Voting Interests", each Owner will have a Voting Interest equal to the Percentage Interest represented by such Owner's Note. Any Note registered in the name of the Issuer or any affiliate thereof will be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Interests necessary to take any such action, or effect any such consent, has been obtained.

NOTE EVENTS OF DEFAULT

     A default on the Notes may also occur if on any Payment Date, after taking into account all payments made in respect of principal on the Notes and the payment of any Insured Payments on such Payment Date, a Subordination Deficit exists with respect to the Notes. In the absence of a failure by the Note Insurer to pay Insured Payments no acceleration of the maturity of the Notes shall be permitted without the consent of the Note Insurer.

REPORTING REQUIREMENTS

     On each Payment Date the Indenture Trustee will be required to report in writing (based on information provided to the Indenture Trustee by the Servicer) to each Owner and the Rating Agencies:

          i) the amount of the  distribution  with respect the Notes (based on a
     Note in the original principal amount of $1,000);

          ii) the amount of such distributions allocable to principal on the Home Equity Loans, separately identifying the aggregate amount of any prepayments in full or Prepayments or other recoveries of principal included therein and any Pre-Funded Amounts distributed as a prepayment (based on a Note in the original principal amount of $1,000);

          iii) the amount of such distribution allocable to interest on the Home Equity Loans (based on a Note in the original principal amount of $1,000);

          iv) the principal amount of the Notes (based on a Note in the original principal amount of $1,000) which will be Outstanding after giving effect to any payment of principal on such Payment Date;

          v) the aggregate Loan Balance of all Home Equity Loans after giving effect to any payment of principal on such Payment Date;

          vi) based upon information furnished by the Seller such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

          vii) the total of any Substitution Amounts or Loan Purchase Price amounts included in such distribution; and

          viii) for the initial Payment Date the total remaining Pre-Funded Amount in the Pre-Funding Account.

     Certain obligations of the Indenture Trustee to provide information to the Owners are conditioned upon such information being received from the Servicer.

     In addition, on the Business Day preceding each Payment Date the Indenture Trustee will be required to distribute to each Owner and the Rating Agencies, together with the information described above, the following information prepared by the Servicer and furnished to the Indenture Trustee for such purpose:

          (a) the number and aggregate  principal  balances of Home Equity Loans
     (i) 30-59 days delinquent, (ii) 60-89 days delinquent, (iii) 90 or more days delinquent, as of the close of business on the last day of the calendar month immediately preceding the Payment Date, (iv) the numbers and aggregate Loan Balances of all Home Equity Loans as of such Payment Date and (v) the percentage that each of the amounts represented by clauses (i),
     (ii) and (iii) represent as a percentage of the respective amounts in clause (iv);

          (b) the status and the number and dollar amounts of all Home Equity Loans in foreclosure proceedings as of the close of business on the last day of the calendar month immediately preceding such Payment Date;

          (c) the number of Mortgagors and the Loan Balances of (i) the related Mortgages involved in bankruptcy proceedings as of the close of business on the last day of the calendar month immediately preceding such Payment Date and (ii) Home Equity Loans that are "balloon" loans;

          (d) the existence and status of any Properties as to which title has been taken in the name of, or on behalf of the Indenture Trustee, as of the close of business of the last day of the calendar month immediately preceding the Payment Date;

          (e) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure as of the close of business on the last day of the calendar month immediately preceding the Payment Date; and

          (f) the amount of cumulative Realized Losses, the current period Realized Losses (each as defined in the Indenture) and any other loss percentages as required by the Indenture.

REMOVAL OF INDENTURE TRUSTEE FOR CAUSE

     The Indenture Trustee may be removed upon the occurrence of any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) on the part of the Indenture Trustee: (1) failure to make distributions of available amounts; (2) certain breaches of covenants and representations by the Indenture Trustee; (3) certain acts of bankruptcy or insolvency on the part of the Indenture Trustee; and (4) failure to meet the standards of Indenture Trustee eligibility as set forth in the Indenture.

     If any such event occurs and is continuing, then and in every such case (i) the Seller or (ii) the Owners of a majority of the Percentage Interests represented by the Notes.

GOVERNING LAW

     The Indenture and each Note will be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following section discusses certain of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes. Such section must be considered only in connection with "Federal Income Tax Consequences" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

     No election will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes.

     The Notes will be treated as newly originated debt instruments for federal income tax purposes. It is anticipated that the Notes will be issued without original issue discount for federal income tax purposes. However, it is possible that the Internal Revenue Service could treat a portion of the additional interest which would become payable on the notes after the Pool Redemption Date as original issue discount. Owners are urged to consult their tax advisor with respect to the tax consequences of holding the Notes.

     The Prepayment Assumption that is to be used in determining whether the Notes are issued with original issue discount and the rate of accrual of original issue discount is a CPR of ___%. No representation is made as to the actual rate of which the Home Equity Loans will prepay. See "Federal Income Tax Consequences -- Taxation of Notes" in the Prospectus.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans subject to ERISA ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Notes without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code.

     Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

     Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions ("prohibited transactions") involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

     The United States Department of Labor ("DOL") has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

     Under the terms of the regulation, the Trust may be deemed to hold plan assets by reason of a Plan's investment in a Note; such plan assets would include an undivided interest in the Home Equity Loans and any other assets held by the Trust. In such an event, persons providing services with respect to the assets of the Trust, may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the
Code), with respect to transactions involving such assets unless such transactions are subject to a statutory or administrative exemption.

     One such exception  applies if the class of equity interests in question is
(i) "widely held", (ii) freely transferable, and (iii) sold as part of an offering pursuant to (A) an effective registration statement under the Securities Act of 1933, and then subsequently registered under the Securities Exchange Act of 1934 or (B) an effective registration statement under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Publicly Offered Securities"). In addition the regulation provides that if at all times more than 75% of the value of classes of equity interests in the Trust are held by investors other than benefit plan investors (which is defined as including plans subject to ERISA, government plans and individual retirement accounts), the investing Plan's assets will not include any of the underlying assets of the Trust.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, and the potential consequences in their specific circumstances, prior to making an investment in the Notes. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Notes is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     In addition to the matters described above, purchasers of an Notes that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank 114 S.Ct. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers using insurance company general account assets should determine whether the decision affects their ability to make purchases of the Notes.

                                     RATINGS

     It is a condition of the issuance of the Notes that the Notes receive ratings of "Aaa" by Moody's and "AAA" by Fitch. Explanations of the significance of such ratings may be obtained from Moody's, 99 Church Street, New York, New York 10007 and Fitch, One State Street Plaza, 33rd Floor, New York, New York 10004. Such ratings will be the views only of such rating agencies. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Notes. A security rating is not a recommendation to buy, sell or hold securities.

     The ratings of Moody's and Fitch do not address the possibility that, as a result of principal prepayments, certificateholders may receive a lower than anticipated yield.

     The ratings of the Notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

     The Depositor has not requested a rating of the Notes offered hereby by any rating agency other than Moody's and Fitch and the Depositor has not provided information relating to the Notes offered hereby or the Home Equity Loans to any rating agency other than Moody's and Fitch. However, there can be no assurance as to whether any other rating agency will rate the Notes offered hereby or, if another rating agency rates such Notes, what rating would be assigned to such Notes by such rating agency. Any such unsolicited rating assigned by another rating agency to the Notes offered hereby may be lower than the rating assigned to such Notes by either or both of Moody's and Fitch.


                         LEGAL INVESTMENT CONSIDERATIONS

     The Notes will [not] constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first home equity loans may not be legally authorized to invest in the Notes.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement relating to the Notes (the "Underwriting Agreement"), the Underwriters named below (the "Underwriters"), has severally agreed to purchase, the principal amount of the Notes set forth opposite its name below:


       Underwriters                                          Principal Amount








     The Seller has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments which the Underwriters may be required to make in respect thereof.

     In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Notes offered hereby, if any are purchased. The Depositor has been advised by the Underwriters that they propose initially to offer the Notes to the public at the respective offering prices set forth on the cover page hereof and to certain dealers at such price less a concession not in excess of the respective amounts set forth in the table below (expressed as a percentage of the Note Principal Balance). The Underwriters may allow and such dealers may reallow a discount not in excess of the ____%.

     After the initial public offering, such prices and discounts may be changed.

     The Underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934 (the "Exchange Act"). Over- allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum. Syndicate covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Notes to be higher than it would otherwise be in the absence of such transactions. These transactions, if commenced, may be discontinued at any time.

     The Depositor has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect thereof.

                              CERTAIN LEGAL MATTERS

     Certain legal matters relating to the validity of the issuance of the Notes will be passed upon for the Seller, the Depositor and the Issuer by Arter & Hadden, Washington, D.C. Certain legal matters relating to insolvency issues and certain federal income tax matters concerning the Notes will be passed upon for the Seller, Depositor, and the Issuer by Arter & Hadden.

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                                      S-42

                                   APPENDIX A
                  INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS

                                                                            Page

Accrual Period...............................................................S-3
Appraised Values............................................................S-16
Backup Servicer.............................................................S-13
Balloon Loans...............................................................S-11
Beneficial Owners............................................................S-6
Book-Entry Notes............................................................S-27
Capitalized Interest Account.................................................S-6
Cede.........................................................................S-6
Certificate Insurer Default..................................................S-5
Closing Date.................................................................S-1
CMT Loans...................................................................S-10
Combined Loan-to-Value Ratios...............................................S-19
Compensating Interest.......................................................S-34
Coupon Rate..................................................................S-3
CPR.........................................................................S-23
Current Interest.............................................................S-3
Custodian...................................................................S-32
Cut-Off Date.................................................................S-1
Daily Collections...........................................................S-33
Date-of-Payment Loans.......................................................S-22
Definitive Note.............................................................S-27
Delinquency Advances........................................................S-34
Depositor....................................................................S-1
DOL.........................................................................S-39
DTC..........................................................................S-6
DTC Participants............................................................S-28
ERISA.......................................................................S-39
Excess Subordinated Amount..................................................S-30
Exchange Act................................................................S-40
FannieMae...................................................................S-13
FHLMC.......................................................................S-13
Financial Intermediary......................................................S-27
Fitch........................................................................S-7
FNMA Guide..................................................................S-33
Funding Period...............................................................S-6
Indenture....................................................................S-1
Initial Home Equity Loans....................................................S-2
Insolvency Event............................................................S-11
Insolvency Laws.............................................................S-12
Insurance Policy.............................................................S-5
Insured Payment..............................................................S-5
Interest Carry Forward Amount................................................S-4
Interest Remittance Amount...................................................S-3
Issuer's Certificate.........................................................S-2
LIBOR Determination Date....................................................S-27
Loan Purchase Price.........................................................S-31
Monthly Remittance Date......................................................S-4
Moody's......................................................................S-7
Mortgage Note................................................................S-1
Mortgage Notes..............................................................S-16
Mortgagor...................................................................S-22
Net Liquidation Proceeds....................................................S-33
Net Monthly Excess Cashflow.................................................S-29
Note.........................................................................S-2
Note Insurer.................................................................S-5
Note Insurer Default.........................................................S-6
Note Rate....................................................................S-4
Notes........................................................................S-1
One-Month LIBOR.............................................................S-27
Original Aggregate Loan Balance.............................................S-16
Participants................................................................S-27
Paying Agent................................................................S-26
Payment Date.................................................................S-3
Percentage Interest.........................................................S-26
Plans.......................................................................S-39
Pool.........................................................................S-1
Prepayment Assumption.......................................................S-23
Prepayments..................................................................S-9
Preservation Expenses.......................................................S-34
Pre-Funded Amount............................................................S-6
Pre-Funding Account..........................................................S-2
Principal and Interest Account..............................................S-33
Principal Remittance Amount..................................................S-4
Properties...................................................................S-1
Qualified Replacement Mortgage..............................................S-31
Rating Agencies..............................................................S-7
REMIC........................................................................S-7
Realized Loss...............................................................S-30
Record Date..................................................................S-3
Reference Banks.............................................................S-27
Remittance Period............................................................S-4
Riegle Act..................................................................S-11
Rules.......................................................................S-27
Securities...................................................................S-2
Seller.......................................................................S-1
Servicer.....................................................................S-1
Servicer Termination Events.................................................S-35
Servicing Advance...........................................................S-34
Servicing Fee................................................................S-4
Six-Month LIBOR.............................................................S-10
SMMEA........................................................................S-8
Specified Subordinated Amount...............................................S-30
Subordinated Amount.........................................................S-30
Subordination Deficit.......................................................S-30
Subordination Increase Amount...............................................S-30
Subordination Reduction Amount..............................................S-30
Subsequent Cut-Off Date.....................................................S-10
Subsequent Home Equity Loans.................................................S-2
Subsequent Transfer Agreement................................................S-9
Subsequent Transfer Date.....................................................S-6
Substitution Amount.........................................................S-31
Sub-Servicers...............................................................S-12
Sub-Servicing Agreements....................................................S-12
Telerate Page 3750..........................................................S-27
Total Monthly Excess Spread.................................................S-29
Trust Estate.................................................................S-1
Trustee......................................................................S-1
Trustee Fee..................................................................S-1
Underwriters................................................................S-40
Weighted average life.......................................................S-23

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

======================================  ========================================

NO DEALER, SALESPERSON OR OTHER PERSON               IMC HOME EQUITY
HAS  BEEN   AUTHORIZED   TO  GIVE  ANY           LOAN OWNER TRUST 199_-_
INFORMATION    OR    TO    MAKE    ANY
REPRESENTATION  NOT  CONTAINED IN THIS
PROSPECTUS     SUPPLEMENT    OR    THE
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATION MUST NOT
BE   RELIED   UPON  AS   HAVING   BEEN
AUTHORIZED  BY THE DEPOSITOR OR BY THE
UNDERWRITERS.      THIS     PROSPECTUS
SUPPLEMENT  AND THE  PROSPECTUS DO NOT
CONSTITUTE  AN  OFFER  TO  SELL,  OR A
SOLICITATION OF AN OFFER TO BUY ANY OF
THE  SECURITIES  OFFERED HEREBY IN ANY
JURISDICTION  TO ANY PERSON TO WHOM IT                   [LOGO]
IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH
JURISDICTION.  NEITHER THE DELIVERY OF
THIS  PROSPECTUS   SUPPLEMENT  OR  THE
PROSPECTUS NOR ANY SALE MADE HEREUNDER
SHALL, UNDER ANY CIRCUMSTANCES, CREATE
ANY   IMPLICATION   THAT   INFORMATION
HEREIN  IS  CORRECT  AS  OF  ANY  TIME
SUBSEQUENT  TO THE DATE HEREOF OR THAT        $___________ ADJUSTABLE RATE
THERE   HAS  BEEN  NO  CHANGE  IN  THE             ASSET BACKED NOTES,
AFFAIRS  OF THE  DEPOSITOR  SINCE SUCH    SERIES 199__-__ DUE ____________, 200_
DATE.

              ----------
           TABLE OF CONTENTS
                                  PAGE
         PROSPECTUS SUPPLEMENT
Summary.............................S-
Risk Factors .......................S-
The Seller and Servicer.............S-       INDUSTRY MORTGAGE COMPANY, L.P.
The Depositor.......................S-             SELLER AND SERVICER
Use of Proceeds.....................S-
The Home Equity Loan Pool...........S-            IMC SECURITIES, INC.
Prepayment       and      Yield                         DEPOSITOR
  Considerations....................S-
Additional Information..............S-
Description of the Notes............S-
The Note Insurer....................S-
Credit Enhancement..................S-
The Indenture.......................S-
Federal Income Tax Consequences.....S-
ERISA Considerations................S-
Ratings.............................S-
Legal Investment Considerations.....S-
Underwriting........................S-
Report of Experts...................S-
Certain Legal Matters...............S-
Index to Location of  Principal
  Defined Terms....................A-1                 -----------
                                                  PROSPECTUS SUPPLEMENT
              PROSPECTUS                               -----------
Summary of Prospectus................
Risk Factors.........................
Description of the Securities........
The Trusts...........................
Credit Enhancement...................
Servicing of Mortgage Loans..........
The   Pooling   and   Servicing
  Agreement  ........................
The Indenture........................
Use of Proceeds......................
The Depositor........................
Certain  Legal  Aspects  of the
  Mortgage Assets....................
Legal Investment Matters.............
ERISA Considerations.................
Federal Income Tax Consequences......                [Underwriters]
Plan of Distribution.................
Ratings..............................
Legal Matters........................
Financial Information................

Index to Location of  Principal
  Defined Terms......................
=======================================  =======================================

                                    SUBJECT TO COMPLETION DATED __________, 199_
PROSPECTUS
                   HOME EQUITY LOAN ASSET BACKED CERTIFICATES
                       HOME EQUITY LOAN ASSET BACKED NOTES
                              (Issuable in Series)
                              IMC SECURITIES, INC.
                                   (DEPOSITOR)

     This Prospectus relates to Home Equity Loan Asset Backed Certificates (the "Certificates") and Home Equity Loan Asset Backed Notes (the "Notes" and together with the Certificates, the "Securities") to be issued from time to time in one or more series (each, a "Series") (and one or more classes within a Series), certain classes of which may be offered on terms determined at the time of sale and described in this Prospectus and the related Prospectus Supplement. Each Series of Securities will be issued by a separate trust (each, a "Trust") and will evidence either a beneficial ownership interest in, or the debt obligation of, such Trust. The assets of a Trust will include one or more of the following: (i) single family residential mortgage loans, including mortgage loans secured by junior liens on the related mortgaged properties, (ii) mortgage backed securities and (iii) investment income, reserve funds, cash accounts, insurance policies (including financial guaranty insurance policies and surety bonds), guaranties, letters of credit or similar types of credit support or enhancement as more particularly described in the related Prospectus Supplement.

     One or more classes of Securities of a Series may be (i) entitled to receive distributions allocable to principal, principal prepayments, interest or any combination thereof prior to one or more other classes of Securities of such Series or after the occurrence of certain events or (ii) subordinated in the right to receive such distributions to one or more senior classes of Securities of such Series, in each case as specified in the related Prospectus Supplement. Interest on each class of Securities entitled to distributions allocable to interest may accrue at a fixed rate or at a rate that is subject to change from time to time as specified in the related Prospectus Supplement. The Depositor or its affiliates may retain or hold for sale from time to time one or more classes of a Series of Securities.

     Distributions on the Securities will be made at the intervals and on the dates specified in the related Prospectus Supplement from the assets of the related Trust and any other assets pledged for the benefit of the Securities. An affiliate of the Depositor may make or obtain for the benefit of the Securities limited representations and warranties with respect to mortgage assets assigned to the related Trust. Neither the Depositor nor any affiliates will have any other obligation with respect to the Securities.

     The yield on Securities will be affected by the rate of payment of principal (including prepayments) of mortgage assets in the related Trust. Each Series of Securities will be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

     If specified in a Prospectus Supplement for a Series of Certificates, one or more elections may be made to treat the Trust for the related Series or specified portions thereof as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. See "Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

     It is a condition to the issuance of the Securities that the Securities be rated in not less than the fourth highest rating category by a nationally recognized rating organization.

     SEE "RISK FACTORS" BEGINNING ON PAGE 7 HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE SECURITIES.

     SEE "ERISA CONSIDERATIONS" HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF RESTRICTIONS ON THE ACQUISITION OF SECURITIES BY "PLAN FIDUCIARIES."

     AN INVESTOR SHOULD CAREFULLY REVIEW THE INFORMATION IN THE RELATED PROSPECTUS SUPPLEMENT CONCERNING THE RISKS ASSOCIATED WITH THE DIFFERENT TYPES AND CLASSES OF SECURITIES.

     THE ASSETS OF A TRUST ARE THE SOLE SOURCE OF PAYMENTS ON THE RELATED SECURITIES. THE SECURITIES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY SERVICER, ANY MASTER SERVICER, ANY ORIGINATOR, ANY TRUSTEE OR ANY OF THEIR AFFILIATES, EXCEPT AS SET FORTH HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT. NEITHER THE SECURITIES NOR THE UNDERLYING MORTGAGE ASSETS WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, ANY SERVICER, ANY MASTER SERVICER, ANY ORIGINATOR, ANY TRUSTEE OR ANY OF THEIR AFFILIATES, EXCEPT AS SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY RELATED PROSPECTUS SUPPLEMENT.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
     Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described herein and in the related Prospectus Supplement. See "Plan of Distribution" herein and "Underwriting" in the related Prospectus Supplement. Prior to their issuance there will have been no market for the Securities nor can there by any assurance that one will develop or if it does develop, that it will provide the Owners of the Securities with liquidity or will continue for the life of the Securities.

--------------------------------------------------------------------------------
     RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF SECURITIES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               The date of this Prospectus is __________ __, 199_.

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRELIMINARY PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                              AVAILABLE INFORMATION

     The representative has filed a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission") with respect to the Securities. The Registration Statement and amendments thereof and to the exhibits thereto, as well as such reports and other information, are available for inspection without charge at the public reference facilities maintained by the Commission at its Public Reference Section 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048; and Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of the Registration Statement and amendments thereof and exhibits thereto may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Web site (http://www.sec.gov).

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any accompanying Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                                REPORTS TO OWNERS

     Periodic and annual reports concerning any Securities and the related Trust will be provided to the persons in whose names the Securities are registered (the "Owners"). See "The Pooling and Servicing Agreement-Reports" If specified in the related Prospectus Supplement, a Series of Securities may be issuable in book-entry form. In such event, the related Securities will be registered in the name of a Clearing Agency (as defined herein) and, therefore, the Clearing
Agency will be the Owner for purposes hereof. All reports will be provided to the Clearing Agency, which in turn will provide such reports to its Clearing Agency Participants (as defined herein). Such Clearing Agency Participants will then forward such reports to the beneficial owners of Securities. See
"Description of the Securities-Book-Entry Registration" herein. The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust as are required under the Exchange Act and the rules and regulations of the Commission thereunder. It is the Depositor's intent to suspend filing such reports as soon as such reports are no longer statutorily required.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed with respect to each respective Trust pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities of such Trust offered hereby shall be deemed to be incorporated by reference into this Prospectus when delivered with respect to such Trust. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     Any person receiving a copy of this Prospectus may obtain, without charge, upon written or oral request, a copy of any of the documents incorporated by reference herein, except for the exhibits to such documents (other than the documents expressly incorporated therein by reference). Requests should be directed to IMC Securities, Inc., 5901 E. Fowler Avenue, Tampa, Florida 33617-2362 (telephone number (813) 984-8801).

               PROSPECTUS SUPPLEMENT OR CURRENT REPORT ON FORM 8-K

     The Prospectus Supplement or Current Report on Form 8-K relating to the Securities of each Series to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) a description of the class or classes of Securities and the interest rate or method of determining the rate or the amount of interest, if any, to be paid to each such class; (ii) the aggregate principal amount and Payment Dates relating to such Series and, if applicable, the initial and final scheduled Payment Dates for each class; (iii) information as to the assets comprising the Trust, including the general characteristics of the Trust Assets included therein and, if applicable, the insurance policies, surety bonds, guarantees, letters of credit, reserve funds, cash accounts, reinvestment income or other instruments or agreements included in the Trust or otherwise, and the amount and source of any reserve account or cash account; (iv) the circumstances, if any, under which the Trust may be subject to early termination; (v) the methods used to calculate the amount of principal to be distributed with respect to each class of Securities; (vi) the order of application of distributions to each of the classes within such Series, whether sequential, pro rata, or otherwise; (vii) additional information with respect to the method of distribution of such Securities; (viii) whether one or more REMIC elections will be made and designation of the regular interests and residual interests; (ix) the aggregate original percentage ownership interest in the Trust to be evidenced by each class of Securities; (x) information as to the Trustee; (xi) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate in right of payment to any other class; and (xii) information as to the Master Servicer, if any.

UNTIL 90 DAYS AFTER THE DATE OF EACH PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES COVERED BY SUCH PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH PROSPECTUS SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATIONS OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS OF THE SECURITIES COVERED BY SUCH PROSPECTUS SUPPLEMENT AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                TABLE OF CONTENTS

                                                                            PAGE


SUMMARY OF PROSPECTUS........................................................  1

RISK FACTORS.................................................................  7

DESCRIPTION OF THE SECURITIES................................................ 11
     General................................................................. 11
     Classes of Securities................................................... 12
     Distributions of Principal and Interest................................. 13
     Book Entry Registration................................................. 15
     List of Owners of Securities............................................ 15

THE TRUSTS................................................................... 15
     Mortgage Loans.......................................................... 16
     Mortgage-Backed Securities.............................................. 18
     Other Mortgage Securities............................................... 18

CREDIT ENHANCEMENT........................................................... 19

SERVICING OF MORTGAGE LOANS.................................................. 23
     Payments on Mortgage Loans.............................................. 24
     Advances................................................................ 24
     Collection and Other Servicing Procedures............................... 25
     Primary Mortgage Insurance.............................................. 26
     Standard Hazard Insurance............................................... 26
     Title Insurance Policies................................................ 27
     Claims Under Primary Mortgage Insurance Policies
         and Standard Hazard Insurance Policies; Other
         Realization Upon Defaulted Loan..................................... 27
     Servicing Compensation and Payment of Expenses.......................... 28
     Master Servicer......................................................... 28

THE POOLING AND SERVICING AGREEMENT.......................................... 28
     Assignment of Mortgage Assets........................................... 28
     Evidence as to Compliance............................................... 30
     The Trustee............................................................. 30
     Administration of the Security Account.................................. 31
     Reports................................................................. 32
     Forward Commitments; Pre-Funding........................................ 33
     Servicer Events of Default.............................................. 33
     Rights Upon Servicer Event of Default................................... 33
     Amendment............................................................... 34
     Termination............................................................. 34

THE INDENTURE................................................................ 34
     General................................................................. 34
     Modification of Indenture............................................... 35
     Note Events of Default.................................................. 35
     Rights Upon Note Events of Default...................................... 36
     List of Note Owners..................................................... 36
     Annual Compliance Statements............................................ 37
     Trustee's Annual Report................................................. 37
     Satisfaction and Discharge of Indenture................................. 37
     Redemption of Notes..................................................... 37
     Reports by Trustee to Note Owners....................................... 37
     Limitation on Suits..................................................... 37

USE OF PROCEEDS.............................................................. 37


THE DEPOSITOR................................................................ 38

CERTAIN LEGAL ASPECTS OF THE MORTGAGE
     ASSETS.................................................................. 38
     General................................................................. 38
     Foreclosure............................................................. 39
     Soldiers' and Sailors' Civil Relief Act................................. 44

LEGAL INVESTMENT MATTERS..................................................... 44

ERISA CONSIDERATIONS......................................................... 45

FEDERAL INCOME TAX CONSEQUENCES.............................................. 46
     Federal Income Tax Consequences For REMIC
         Securities.......................................................... 47
     Taxation of Regular Securities.......................................... 48
     Taxation of Residual Securities......................................... 53
     Treatment of Certain Items of REMIC Income and
         Expense............................................................. 55
     Tax-Related Restrictions on Transfer of Residual
         Securities.......................................................... 57
     Sale or Exchange of a Residual Security................................. 59
     Taxes That May Be Imposed on the REMIC Pool............................. 60
     Liquidation of the REMIC Pool........................................... 60
     Administrative Matters.................................................. 60
     Limitations on Deduction of Certain Expenses............................ 61
     Taxation of Certain Foreign Investors................................... 61
     Backup Withholding...................................................... 62
     Reporting Requirements.................................................. 62
     Federal Income Tax Consequences for Securities as to
         Which No REMIC Election Is Made..................................... 63
     Standard Securities..................................................... 63
     Premium and Discount.................................................... 64
     Stripped Securities..................................................... 66
     Reporting Requirements and Backup Withholding........................... 69
     Taxation of Certain Foreign Investors................................... 69
     Debt Certificates....................................................... 69
     Notes................................................................... 71
     Taxation of Certificates Classified as Partnership
         Interests........................................................... 71

PLAN OF DISTRIBUTION......................................................... 71

RATINGS...................................................................... 72

LEGAL MATTERS................................................................ 72

FINANCIAL INFORMATION........................................................ 72

INDEX TO LOCATION OF PRINCIPAL DEFINED
     TERMS...................................................................A-1

                              SUMMARY OF PROSPECTUS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the Prospectus Supplement relating to a particular Series of Securities and to the related Agreement which will be prepared in connection with each Series of Securities. Unless otherwise specified, capitalized terms used and not defined in this Summary of Prospectus have the meanings given to them in this Prospectus and in the related Prospectus Supplement. An index indicating where certain capitalized terms used herein are defined appears on Appendix A hereto.

SECURITIES....................   Home Equity Loan Asset Backed Certificates (the
                                 "Certificates")  and  Home  Equity  Loan  Asset
                                 Backed Notes (the "Notes" and together with the
                                 Certificates, the "Securities"),  issuable from
                                 time to time in  Series,  in  fully  registered
                                 form or book  entry only  form,  in  authorized
                                 denominations,  as described in the  Prospectus
                                 Supplement.  Each  Security  will  represent  a
                                 beneficial  ownership  interest  in a trust  (a
                                 "Trust")  created from time to time pursuant to
                                 a pooling and  servicing  agreement (a "Pooling
                                 and Servicing Agreement") or trust agreement (a
                                 "Trust  Agreement"  and together with a Pooling
                                 and   Servicing   Agreement  an   "Agreement").
                                 Securities evidencing a debt obligation of a Trust will be issued pursuant to a trust indenture (each, an "Indenture").

THE DEPOSITOR.................   IMC  Securities,  Inc. (the  "Depositor")  is a
                                 Delaware corporation. The Depositor's principal
                                 executive  offices  are  located  at 5901  East
                                 Fowler  Avenue,   Tampa,   Florida  33617-2362;
                                 telephone  number  (813)  984-8801.   See  "The
                                 Depositor"   herein.   The   Depositor  or  its
                                 affiliates may retain or hold for sale from time to time one or more classes of a Series of Securities.

THE SERVICER..................   The entity or entities named as the Servicer in
                                 the  Prospectus  Supplement  (the  "Servicer"),
                                 will  act  as  servicer,  with  respect  to the
                                 Mortgage  Loans  included in the related Trust.
                                 The   Servicer  may  be  an  affiliate  of  the
                                 Depositor  and may be the  seller  of  Mortgage
                                 Assets to the Depositor (each, a "Seller").

THE MASTER SERVICER...........   A "Master  Servicer"  may be  specified  in the
                                 related  Prospectus  Supplement for the related
                                 Series of Securities.

TRUSTEES......................   The trustee (the  "Trustee") for each Series of
                                 Securities  will be  specified  in the  related
                                 Prospectus  Supplement.  The owner trustee (the
                                 "Owner Trustee") and the indenture trustee (the
                                 "Indenture Trustee") for each Series of Notes will be specified in the related Prospectus
                                 Supplement.

ISSUER OF NOTES...............   With  respect  to each  Series  of  Notes,  the
                                 issuer (the  "Issuer") will be the Depositor or
                                 an  owner  trust  established  by  it  for  the
                                 purpose of issuing  such Series of Notes.  Each
                                 such owner trust will be created  pursuant to a
                                 Trust Agreement  between the Depositor,  acting
                                 as  depositor,  and  the  Owner  Trustee.  Each
                                 Series of Notes will represent  indebtedness of
                                 the  Issuer and will be issued  pursuant  to an
                                 Indenture  between  the Issuer and the  Trustee
                                 whereby  the Issuer  will  pledge  the  related
                                 Trust to secure the Notes under the lien of the
                                 Indenture. As to each Series of Notes where the
                                 Issuer is an owner trust,  the ownership of the
                                 related Trust will be
                                 evidenced   by   certificates    (the   "Equity
                                 Certificates")    issued    under   the   Trust
                                 Agreement, which, unless otherwise specified in the Prospectus Supplement, are not offered hereby. The Notes will represent nonrecourse obligations solely of the Issuer, and the proceeds of the related Trust will be the sole source of payments on the Notes, except as described herein under "Credit Enhancement" and in the related Prospectus Supplement.

TRUST ASSETS..................   The assets of a Trust will be  mortgage-related
                                 assets (the "Mortgage Assets") consisting of one or more of the following types of assets:

A.  The Mortgage Loans........   "Mortgage Loans" may include:  (i) conventional
                                 (i.e.,   not  insured  or   guaranteed  by  any
                                 governmental  agency) Mortgage Loans secured by
                                 one-to-four family residential properties; (ii)
                                 Mortgage Loans secured by security interests in
                                 shares    issued   by   private,    non-profit,
                                 cooperative        housing         corporations
                                 ("Cooperatives") and in the related proprietary
                                 leases   or   occupancy   agreements   granting
                                 exclusive rights to occupy specific dwelling units in such Cooperatives' buildings; and,
                                 (iii) Mortgage Loans secured by junior liens on the related mortgaged properties, including home improvement retail installment contracts.
                                 See "The Trusts - Mortgage Loans" herein.

B. Mortgage-
      Backed Securities.......   "Mortgage-Backed  Securities"  (or  "MBS")  may
                                 include (i) private (that is, not guaranteed or
                                 insured by the  United  States or any agency or
                                 instrumentality        thereof)        mortgage
                                 participations,      mortgage      pass-through
                                 certificates    or    other     mortgage-backed
                                 securities  or  (ii)  certificates  insured  or
                                 guaranteed   by  Federal  Home  Loan   Mortgage
                                 Corporation   ("FHLMC")  or  Federal   National
                                 Mortgage  Association  ("FNMA")  or  Government
                                 National  Mortgage  Association  ("GNMA").  See
                                 "The  Trusts  -   Mortgage-Backed   Securities"
                                 herein.

C.  Other Mortgage Assets.....   Trust  assets  may  also  include  reinvestment
                                 income, reserve funds, cash accounts, insurance
                                 policies    (including    financial    guaranty
                                 insurance    policies   and   surety    bonds),
                                 guaranties, letters of credit or similar types of credit support or enhancement as described in the related Prospectus Supplement.

                                 The related Prospectus Supplement for a Series of Securities will describe the Mortgage Assets to be included in the Trust for such Series.

THE SECURITIES................   The  Securities  of any Series may be issued in
                                 one  or  more  classes,  as  specified  in  the
                                 Prospectus  Supplement.  One or more classes of
                                 Securities  of each  Series (i) may be entitled
                                 to  receive  distributions  allocable  only  to
                                 principal,   only   to   interest   or  to  any
                                 combination  thereof;  (ii) may be  entitled to
                                 receive  distributions  only of  prepayments of
                                 principal   throughout   the   lives   of   the
                                 Securities or during specified  periods;  (iii)
                                 may be  subordinated  in the  right to  receive
                                 distributions   of   scheduled    payments   of
                                 principal,  prepayments of principal,  interest
                                 or any combination thereof to one or more other
                                 classes of Securities of such Series throughout
                                 the lives of the Securities or during specified
                                 periods;  (iv) may be entitled to receive  such
                                 distributions  only  after  the  occurrence  of
                                 events specified in the Prospectus  Supplement;
                                 (v) may be entitled to receive distributions in
                                 accordance with a schedule or formula or on the
                                 basis of collections  from designated  portions
                                 of the assets in the related Trust;  (vi) as to
                                 Securities entitled to distributions  allocable
                                 to   interest,   may  be  entitled  to  receive
                                 interest  at a  fixed  rate  or a rate  that is
                                 subject to change from time to time;  (vii) may
                                 accrue  interest,  with such  accrued  interest
                                 added to the  principal  or notional  amount of
                                 the  Securities,  and no  payments  being  made
                                 thereon  until  certain  other  classes  of the
                                 Series have been paid in full; and (viii) as to
                                 Securities entitled to distributions  allocable
                                 to interest,  may be entitled to  distributions
                                 allocable to interest only after the occurrence
                                 of   events   specified   in   the   Prospectus
                                 Supplement and may accrue interest until such events occur, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes, over time, or otherwise as specified in the related Prospectus Supplement.

DISTRIBUTIONS ON
  THE SECURITIES..............   The related Prospectus  Supplement will specify
                                 (i)  whether  distributions  on the  Securities
                                 entitled   thereto   will  be   made   monthly,
                                 quarterly,  semi-annually or at other intervals
                                 and  dates  out of  the  payments  received  in
                                 respect of the Mortgage  Assets included in the
                                 related Trust and other assets, if any, pledged
                                 for  the   benefit   of  the   holders  of  the
                                 Securities (the "Owners"); (ii) the amount allocable to payments of principal and interest on any Payment Date; and (iii) whether all distributions will be made pro rata to Owners of Securities of the class entitled thereto.

                                 The aggregate original principal balance of the Securities will equal the aggregate distributions allocable to principal that such Securities will be entitled to receive; the Securities will have an aggregate original principal balance equal to or less than the aggregate unpaid principal balance of the related Mortgage Assets (plus amounts held in a Pre-Funding Account, if any) as of the first day of the month of creation of the Trust; and the Securities will bear interest in the aggregate at a rate (the "Pass-Through Rate") equal to the interest rate borne by the related Mortgage Assets net of servicing fees and any other specified amounts.

PRE-FUNDING ACCOUNT...........   A Trust may enter into an  agreement  (each,  a
                                 "Subsequent   Transfer   Agreement")  with  the
                                 Depositor  whereby the Depositor  will agree to
                                 transfer  additional  Mortgage  Assets  to such
                                 Trust following the date on which such Trust is
                                 established  and  the  related  Securities  are
                                 issued. Any Subsequent  Transfer Agreement will
                                 require that any Mortgage  Loans so transferred
                                 conform to the  requirements  specified in such
                                 Subsequent Transfer Agreement.  If a Subsequent
                                 Transfer  Agreement  is  to  be  utilized,  the
                                 related  Trustee will be required to deposit in
                                 a  segregated  account  (each,  a  "Pre-Funding
                                 Account")  all or a  portion  of  the  proceeds
                                 received by the Trustee in connection  with the
                                 sale of one or more  classes of  Securities  of
                                 the   related   Series;    subsequently,    the
                                 additional  Mortgage Assets will be transferred
                                 to the  related  Trust in  exchange  for  money
                                 released  to the  Depositor  from  the  related
                                 Pre-Funding   Account.   The   maximum   amount
                                 deposited in the Pre-Funding Account to acquire
                                 Mortgage Loans for transfer to a Trust will not exceed 25% of the aggregate principal amount of the Securities offered pursuant to the related

                                 Prospectus Supplement. Each Subsequent Transfer Agreement will set a specified period during which any such transfers must occur, which period will not exceed 90 days from the date the Trust is established. If all moneys originally deposited to such Pre-Funding
                                 Account are not used by the end of such specified period, then any remaining moneys will be applied as a mandatory prepayment of a class or classes of Securities as specified in the related Prospectus Supplement.

OPTIONAL TERMINATION..........   The Servicer, the Seller, the Depositor, or, if
                                 specified in the related Prospectus Supplement, the Owners of a related class of Securities or a credit enhancer may at their respective options effect early retirement of a Series of Securities through the purchase of the Mortgage
                                 Assets in the related Trust. See "The Pooling and Servicing Agreement -- Termination" herein.

MANDATORY TERMINATION.........   The  Trustee,  the  Servicer  or certain  other
                                 entities  specified  in the related  Prospectus
                                 Supplement  may be  required  to  effect  early
                                 retirement   of  a  Series  of   Securities  by
                                 soliciting competitive bids for the purchase of the assets of the related Trust or otherwise.
                                 See "The  Pooling and  Servicing  Agreement  --
                                 Termination" herein.

ADVANCES......................   The  Servicer  of the  Mortgage  Loans  will be
                                 obligated  (but only to the extent set forth in
                                 the related  Prospectus  Supplement) to advance
                                 delinquent  installments  of  principal  and/or
                                 interest (less  applicable  servicing  fees) on
                                 the  Mortgage  Loans  in  a  Trust.   Any  such
                                 obligation  to make  advances may be limited to
                                 amounts due to the Owners of  Securities of the
                                 related   Series,   to  amounts  deemed  to  be
                                 recoverable  from late payments or  liquidation
                                 proceeds,   to  specified  periods  or  to  any
                                 combination thereof, in each case as specified in the related Prospectus Supplement. Any such advance will be recoverable as specified in the related Prospectus Supplement. See "Servicing of Mortgage Loans" herein.

CREDIT ENHANCEMENT............   If   specified   in  the   related   Prospectus
                                 Supplement, a Series of Securities,  or certain
                                 classes  within  such  Series,   may  have  the
                                 benefit   of  one  or  more   types  of  credit
                                 enhancement  ("Credit  Enhancement")  including
                                 but not limited to overcollateralization, cross
                                 support,   mortgage  pool  insurance,   special
                                 hazard insurance,  financial guaranty insurance
                                 policies,  a bankruptcy  bond,  reserve  funds,
                                 other   insurance,   guaranties   and   similar
                                 instruments    and     arrangements.     Credit
                                 Enhancement also may be provided in the form of
                                 subordination   of  one  or  more   classes  of
                                 Securities in a Series under which losses are first allocated to any Subordinated Securities up to a specified limit. The protection against losses afforded by any such Credit Enhancement will be limited as described in the related
                                 Prospectus Supplement. See "Credit Enhancement" herein.

BOOK ENTRY REGISTRATION.......   Securities  of one or more  classes of a Series
                                 may be issued in book entry form  ("Book  Entry
                                 Securities")  in the name of a clearing  agency
                                 (a  "Clearing  Agency")   registered  with  the
                                 Securities  and  Exchange  Commission,  or  its
                                 nominee.  Transfers  and  pledges of Book Entry
                                 Securities may be made only through  entries on
                                 the books of the Clearing Agency in the name of
                                 brokers, dealers, banks and other organizations
                                 eligible to maintain accounts with the Clearing
                                 Agency  ("Clearing  Agency   Participants")  or
                                 their   nominees.   Transfers  and  pledges  by
                                 purchasers and other beneficial  owners of Book
                                 Entry  Securities  ("Beneficial  Owners") other
                                 than  Clearing  Agency   Participants   may  be
                                 effected   only   through    Clearing    Agency
                                 Participants.  All  references to the Owners of
                                 Securities shall mean Beneficial  Owners to the
                                 extent  Beneficial  Owners may  exercise  their
                                 rights  through a  Clearing  Agency.  Except as
                                 otherwise  specified  in this  Prospectus  or a
                                 related   Prospectus   Supplement,   the   term
                                 "Owners" shall be deemed to include  Beneficial
                                 Owners.   See  "Risk   Factors  -  Book   Entry
                                 Registration"    and    "Description   of   the
                                 Securities - Book Entry Registration" herein.

FEDERAL INCOME TAX
   CONSEQUENCES...............   Federal income tax consequences will depend on,
                                 among  other  factors,   whether  one  or  more
                                 elections   are   made  to  treat  a  Trust  or
                                 specified  portions  thereof as a "real  estate
                                 mortgage  investment  conduit"  ("REMIC") under
                                 the Internal  Revenue Code of 1986,  as amended
                                 (the "Code"), or, if no REMIC election is made,
                                 whether the  Securities  are  considered  to be
                                 debt obligations, Standard Securities, Stripped
                                 Securities  or   Partnership   Interests.   The
                                 related  Prospectus  Supplement for each Series
                                 of  Securities  will  specify  whether  a REMIC
                                 election will be made. See "Federal  Income Tax
                                 Consequences"   herein   and  in  the   related
                                 Prospectus Supplement.

ERISA CONSIDERATIONS..........   A  fiduciary  of  any  employee   benefit  plan
                                 subject  to  the  Employee   Retirement  Income
                                 Security Act of 1974, as amended ("ERISA"),  or
                                 the Code should  carefully  review with its own
                                 legal advisors  whether the purchase or holding
                                 of Securities  could give rise to a transaction
                                 prohibited  or  otherwise  impermissible  under
                                 ERISA  or  the   Code.   Certain   classes   of
                                 Securities  may not be  transferred  unless the
                                 Trustee and the Depositor are furnished  with a
                                 letter  of  representation  or  an  opinion  of
                                 counsel to the effect that such  transfer  will
                                 not  result in a  violation  of the  prohibited
                                 transaction  provisions  of ERISA  and the Code
                                 and will not subject the Trustee, the Depositor
                                 or the Servicer to additional obligations.  See
                                 "Description   of  the  Securities  -  General"
                                 herein and "ERISA Considerations" herein and in the related Prospectus Supplement.

LEGAL INVESTMENT MATTERS......   Securities  that constitute  "mortgage  related
                                 securities" under the Secondary Mortgage Market
                                 Enhancement  Act of 1984  ("SMMEA")  will be so
                                 described in the related Prospectus Supplement.
                                 Securities that are not so qualified may not be
                                 legal   investments   for   certain   types  of
                                 institutional investors, subject, in any case, to any other regulations which may govern investments by such institutional investors.
                                 See "Legal Investment Matters" herein and in the related Prospectus Supplement.

USE OF PROCEEDS...............   Substantially  all the net  proceeds  from  the
                                 sale of a Series of Securities  will be applied
                                 to the  simultaneous  purchase of the  Mortgage
                                 Assets  included  in the  related  Trust (or to
                                 reimburse the amounts previously used to effect
                                 such  purchase),  the  costs  of  carrying  the
                                 Mortgage Assets until
                                 sale  of  the   Securities  and  to  pay  other
                                 expenses. See "Use of Proceeds" herein.

RATING........................   It is a condition to the issuance of each class
                                 of Securities that each class of the Securities
                                 of  such  Series  be  rated  by one or  more of
                                 Moody's Investors  Service,  Inc.  ("Moody's"),
                                 Standard & Poor's Ratings Services ("Standard &
                                 Poor's"),  Duff  &  Phelps  Credit  Rating  Co.
                                 ("DCR")  and  Fitch  Investors  Service,   Inc.
                                 ("Fitch"  and each of Fitch,  Moody's,  DCR and
                                 Standard & Poor's, a "Rating Agency") in one of
                                 their four highest rating categories; provided,
                                 however,   that   one  or   more   classes   of
                                 Subordinated Securities and Residual Securities
                                 need not be so rated. A security  rating is not
                                 a   recommendation   to   buy,   sell  or  hold
                                 securities  and may be subject to  revision  or
                                 withdrawal  at any time. No person is obligated
                                 to maintain  any rating on any  Security,  and,
                                 accordingly, there can be no assurance that the
                                 ratings  assigned  to any  class of  Securities
                                 upon  initial  issuance  thereof  will  not  be
                                 lowered or withdrawn by a Rating  Agency at any
                                 time  thereafter.  If a rating  of any class of
                                 Securities of a Series is revised or withdrawn,
                                 the liquidity of such class of  Securities  may
                                 be adversely affected.  In general, the ratings
                                 address  credit risk and do not  represent  any
                                 assessment   of  the   likelihood  or  rate  of
                                 principal   prepayments.   See  "Risk  Factors"
                                 herein and "Ratings" in the related  Prospectus
                                 Supplement.

RISK FACTORS..................   Investment in the Securities will be subject to
                                 one or more risk factors, including declines in
                                 the value of Mortgaged  Properties,  prepayment
                                 of Mortgage Loans,  higher risks of defaults on
                                 particular types of Mortgage Loans, limitations
                                 on security for the Mortgage Loans, limitations
                                 on  credit   enhancement   and  various   other
                                 factors. See "Risk Factors" herein and in the related Prospectus Supplement.

                                  RISK FACTORS

     Prospective investors should consider, among other things, the following risk factors in connection with the purchase of the Securities:

     Limited Liquidity. There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide liquidity of investment or will continue for the life of the Securities of such Series. The market value of the Securities will fluctuate with changes in prevailing rates of interest. Consequently, the sale of Securities in any market that may develop may be at a discount from the Securities' par value or purchase price. Owners of Securities generally have no right to request redemption of Securities, and the Securities are subject to redemption only under the limited circumstances described in the related Prospectus Supplement. In addition, the Securities will not be listed on any securities exchange.

     Declining Real Estate Market; Geographic Concentration. If the residential real estate market in general or a regional or local area where Mortgage Assets for a Trust are concentrated should experience an overall decline in property values, or a significant downturn in economic conditions, rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. See "The Trusts - Mortgage Loans" herein.

     Limited Obligations. The Securities will not represent an interest in or obligation of the Depositor. The Securities of each Series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any Servicer or the Seller.

     Prepayment Considerations; Optional Termination. The prepayment experience on Mortgage Loans constituting or underlying the Mortgage Assets will affect the average life of each class of Securities relating to a Trust. Prepayments may be influenced by a variety of economic, geographic, social and other factors, including changes in interest rate levels. In general, if mortgage interest rates fall, the rate of prepayment would be expected to increase. Conversely, if mortgage interest rates rise, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in housing needs, job transfers, unemployment and servicing decisions. See "Prepayment and Yield Considerations" in the related Prospectus Supplement. In addition, investors in the Securities should be aware that the Servicer, the Seller, or, if specified in the related Prospectus Supplement, the Owners of a Class of Securities or a credit enhancer may at their respective options effect early retirement of a Series of Securities through the purchase of Mortgage
Assets from the related Trust. See "The Pooling and Servicing Agreement -- Termination" herein.

     Risk of Higher Default Rates for Mortgage Loans with Balloon Payments. A portion of the aggregate principal balance of the Mortgage Loans at any time may be "balloon loans" that provide for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at maturity ("Balloon Loans"). Such Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30- year amortization schedule, and a single payment of the remaining balance of the Balloon Loan generally 5, 7, 10, or 15 years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Depositor does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Mortgage Loans.

     Limited Assets. Owners of Securities of each Series must rely upon distributions on the related Mortgage Assets, together with the other specific assets pledged for the benefit of such Series (which assets may be subject to release from such pledge prior to payment in full of the Securities), for the payment of principal of, and interest on, that Series of Securities. If the assets comprising the Trust are insufficient to make payments on such Securities, no other assets of the Depositor will be available for payment of the deficiency. Because payments of principal will be applied to classes of outstanding Securities of a Series in the priority specified in the related Prospectus Supplement, a deficiency may have a disproportionately greater effect on the Securities of classes having lower priority in payment. In addition, due to the priority of payments and the allocation of losses, defaults experienced on the assets comprising a Trust may have a disproportionate effect on a specified class or classes within such Series.

     Limitations, Reduction and Substitution of Credit Enhancement. Credit Enhancement may be provided in one or more of the forms described in the related Prospectus Supplement, including, but not limited to, prioritization as to payments of one or more classes of such Series, a Mortgage Pool Insurance Policy, a Financial Guaranty Insurance Policy, a Special Hazard Insurance
Policy, a bankruptcy bond, one or more Reserve Funds, other insurance, guaranties and similar instruments and agreements, or any combination thereof. See "Credit Enhancement" herein. Regardless of the Credit Enhancement provided, the amount of coverage may be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, such Credit Enhancement may provide only very limited coverage as to certain types of losses and may provide no coverage as to certain other types of losses. The Trustee may be permitted to reduce, terminate or substitute all or a portion of the Credit Enhancement for any Series of Securities, if the applicable rating agencies indicate that the then-current rating thereof will not be adversely affected.

     Original Issue Discount. All the Compound Interest Securities and Stripped Securities that are entitled only to interest distributions will be, and certain of the other Securities may be, issued with original issue discount for federal income tax purposes. An Owner of a Security issued with original issue discount will be required to include original issue discount in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income. Accrued but unpaid interest on such Securities generally will be treated as original issue discount for this purpose. Moreover, the calculation of original issue discount on REMIC Securities (as defined herein) is subject to uncertainties because of the lack of guidance from the Internal Revenue Service under applicable statutory provisions. See "Federal Income Tax Consequences - Federal Income Tax Consequences for REMIC Securities," "- Taxation of Regular Securities - Variable Rate Regular Securities," "Federal Income Tax Consequences - Federal Income Tax Consequences for Securities as to Which No REMIC Election Is Made - Standard Securities," and "Federal Income Tax Consequences - Premium and Discount" and "- Stripped Securities" herein.

     Book Entry Registration. Because transfers and pledges of Book Entry Securities may be effected only through book entries at a Clearing Agency through Clearing Agency Participants, the liquidity of the secondary market for Book Entry Securities may be reduced to the extent that some investors are unwilling to hold Securities in book entry form in the name of Clearing Agency Participants and the ability to pledge Book Entry Securities may be limited due to lack of a physical certificate. Beneficial Owners of Book Entry Securities may, in certain cases, experience delay in the receipt of payments of principal and interest because such payments will be forwarded by the Trustee to the
Clearing Agency who will then forward payment to the Clearing Agency Participants who will thereafter forward payment to Beneficial Owners. In the event of the insolvency of the Clearing Agency or of a Clearing Agency
Participant in whose name Securities are recorded, the ability of Beneficial Owners to obtain timely payment and (if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded, or if such coverage is otherwise unavailable) ultimate payment of principal and interest on Book Entry Securities may be impaired.

     The Status of the Mortgage Assets in the Event of Bankruptcy of the Seller. The Seller and the Depositor intend that the transfers of the Mortgage Assets from the Seller to the Depositor, and in turn to the applicable Trust, constitute sales rather than pledges to secure indebtedness for insolvency purposes. If, however, the Seller were to become a debtor under the federal bankruptcy code, it is possible that a creditor, trustee-in-bankruptcy or receiver of the Seller may argue that the sale thereof by the Seller is a pledge rather than a sale. This position, if argued or accepted by a court, could result in a delay in or reduction of distributions on the related Securities.

     Junior Lien Mortgage Loans. Because Mortgage Loans secured by junior (i.e., second, third, etc.) liens are subordinate to the rights of the beneficiaries under the related senior deeds of trust or senior mortgages, a decline in the residential real estate market would adversely affect the position of the related Trust as a junior beneficiary or junior mortgagee before having such an effect on the position of the related senior beneficiaries or senior mortgagees. A rise in interest rates over a period of time, the general condition of a Mortgaged Property and other factors may also have the effect of reducing the value of the Mortgaged Property from the value at the time the junior lien Mortgage Loan was originated and, as a result, may reduce the likelihood that, in the event of a default by the borrower, liquidation or other proceeds will be sufficient to satisfy the junior lien Mortgage Loan after satisfaction of any senior liens and the payment of any liquidation expenses.

     Liquidation expenses with respect to defaulted Mortgage Loans do not vary directly with the outstanding principal balance of the Mortgage Loans at the time of default. Therefore, assuming that a Servicer took the same steps in realizing upon defaulted Mortgage Loans having small remaining principal balances as in the case of defaulted Mortgage Loans having larger principal balances, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the smaller Mortgage Loans. To the extent the average outstanding principal balances of the Mortgage Loans in a Trust are relatively small, realizations net of liquidation expenses may also be relatively small as a percentage of the principal amount of the Mortgage Loans.

     State and Federal Regulations. Applicable state laws generally regulate interest rates and other charges, require certain disclosures and require licensing of the Seller and the Servicer. In addition, most states have other laws, public policies and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Mortgage Loans. See "Certain Legal Aspects of the Mortgage Assets herein.

     The Mortgage Loans may also be subject to federal laws, including: (i) the Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Mortgage Loans;
(ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;
(iii) the Real Estate Settlement Procedures Act and Regulation X promulgated thereunder, which require certain disclosures to borrowers regarding the settlement and servicing of the Mortgage Loans; (iv) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and (v) the Federal Trade Commission Preservation of Consumer's Claims and Defense Rule, 16 C.F.R. Part 433, regarding the preservation of a consumer's rights.

     It is possible that some of the Mortgage Loans will be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act") which incorporates the Home Ownership and Equity Protection Act of 1994. The Riegle Act amended the Truth in Lending Act, which in turn led to certain additional provisions being added to Regulation Z, the implementing regulation of the Truth in Lending Act. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates on high up-front fees and changes. In general, mortgage loans within the purview of the Riegle Act have annual percentage rates over 10% greater than the yield on Treasury Securities of comparable maturity and/or fees and points which exceed the greater of 8% of the total loan amount or $400. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. The provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

     Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions. If the Servicer is unable to collect all or part of the principal or interest on any Mortgage Loans because of a violation of the aforementioned laws, public policies or general principles of equity, distributions or payments to Owners of realized proceeds of the assets in the related Trust may be delayed, or such proceeds may not be sufficient to repay all amounts owed to Owners. Furthermore, depending upon whether damages and sanctions are assessed against the Servicer, such violations may have a material impact upon the financial ability of the Servicer to continue to act in such capacity or the ability of the Depositor to withdraw or replace Mortgage Loans if such violation breaches a representation or warranty contained in the related Pooling and Servicing Agreement or Indenture, as applicable.

     Limitations on Interest Payments and Foreclosures. Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), or similar state legislation, a Mortgagor who enters military service after the origination of the related Mortgage Loan (including a Mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the related Servicer to collect full amounts of interest on certain of the Mortgage Loans. In addition, the Relief Act imposes limitations that would impair the ability of the related Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

     Limited Nature of Ratings. It is a condition to the issuance of the Securities that each class of offered Securities be rated in one of the four highest rating categories by one or more of Moody's, Standard & Poor's DCR or Fitch. See "Summary of Prospectus-Ratings" herein. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Security, and, accordingly, there can be no assurance that the ratings assigned to any class of Securities on the date on which such Securities are initially issued will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Securities may be adversely affected. Issuance of any of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market because investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. The rating of Securities credit enhanced through external credit enhancement such as a letter of credit, financial guaranty insurance policy or mortgage pool insurance will depend primarily on the creditworthiness of the issuer of such external credit enhancement device (a "Credit Enhancer"). Any reduction in the rating assigned to the claims-paying ability of the related Credit Enhancer below the rating initially given to the related Securities would likely result in a reduction in the rating of the Securities. See "Ratings" in the Prospectus Supplement.

     Funds Available for Redemptions at the Request of Note Owners. With respect to any Series of Notes for which the related Prospectus Supplement provides for redemptions of such Notes at the request of Note Owners, there can be no assurance that amounts available for such redemptions for such Notes will be sufficient to permit such Notes to be redeemed within a reasonable time after redemption is requested, for reasons including the following:

          (i) Scheduled principal payments on the related Mortgage Loans generally will be minimal in the early years and will increase in the later years of such Mortgage Loans. As a result, funds available to be applied to redemptions at the request of Note Owners, may be expected to be limited in the early years and to increase during the later years of each Series. Accordingly, the availability of funds for redemptions of Notes of any Series at the request of Note Owners will depend largely upon the rates of prepayment of the related Mortgage Loans.

          (ii) Prepayments of principal on Mortgage Loans are less likely to occur during periods of higher interest rates when it is more likely that requests for redemption by Note Owners will be made. During periods in which prevailing interest rates are higher than the interest rate paid on Notes that may be redeemed at the request of Note Owners, greater numbers of such Notes are expected to be tendered for redemption in order to take advantage of the higher interest rates payable on other investments then available. During such periods, there will likely also be a reduction in the rate of prepayments on the related Mortgage Loans, thus limiting the funds available to satisfy requested redemption by Note Owners.

          (iii) As specified in the related Prospectus Supplement, certain Note Owners, such as personal representatives of deceased Note Owners, may have certain priorities as to redemption at the request of Note Owners.


                          DESCRIPTION OF THE SECURITIES

     Each Trust will be created pursuant to an Agreement entered into among the Depositor, the Trustee, the Master Servicer, if any, and the Servicer. The
provisions  of each  Agreement  will  vary  depending  upon  the  nature  of the
Securities  to be  issued  thereunder  and  the  nature  of the  related  Trust.
Securities which represent beneficial interests in the Trust will be issued pursuant to the Pooling and Servicing Agreement similar to the form filed as an Exhibit to the Registration Statement of which this Prospectus is a part. Securities which represent debt obligations of the trust will be issued pursuant to an Indenture between the Trust and the Indenture Trustee. The following summaries and the summaries set forth under "The Pooling and Servicing Agreement" and "The Indenture" describe certain provisions relating to each Series of Securities. THE PROSPECTUS SUPPLEMENT FOR A SERIES OF SECURITIES WILL DESCRIBE THE SPECIFIC PROVISIONS RELATING TO SUCH SERIES. The Depositor will provide Owners of Securities, without charge, on written request a copy of the Agreement for the related Series. Requests should be addressed to IMC Securities, Inc., 5901 East Fowler Avenue, Tampa, Florida 33617-2362. The Agreement relating to a Series of Securities will be filed with the Securities and Exchange Commission within 15 days after the date of issuance of such Series of Securities (the "Delivery Date").

     The Securities of a Series will be entitled to payment only from the assets of the Trust and any other assets pledged for the benefit of the Securities and will not be entitled to payments in respect of the assets included in any other trust fund established by the Depositor. The Securities will not represent obligations of the Depositor, the Trustee, the Master Servicer, if any, any Servicer or any affiliate thereof and will not be guaranteed by any governmental agency. See "The Trusts" herein.

     The Mortgage Assets relating to a Series of Securities will not be insured or guaranteed by any governmental entity and, to the extent that delinquent payments on or losses in respect of defaulted Mortgage Assets, are not advanced or paid from any applicable Credit Enhancement, such delinquencies may result in delays in the distribution of payments on, or losses allocated to one or more classes of Securities of such Series.

GENERAL

     The  Securities  of each Series will be issued either in book entry form or in fully registered form. The Securities of a given Series will evidence undivided beneficial interests in the assets of the related Trust specified in the related Prospectus Supplement. The Notes of a given Series will represent non-recourse obligations of the related Issuer, secured by the assets in the related Trust, and the proceeds of such assets will be in the sole source of payments on such Notes. The minimum original denomination of each class of Securities will be specified in the related Prospectus Supplement. The original "Security Principal Balance" of each Security will equal the aggregate distributions or payments allocable to principal to which such Security is entitled and distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the "Notional Principal Balance" of such Security. The Notional Principal Balance of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

     Except as described below under "Book Entry Registration" with respect to Book Entry Securities, the Securities of each Series will be transferable and exchangeable on a "Security Register" to be maintained at the corporate trust office or such other office or agency maintained for such purposes by the Trustee. The Trustee will be appointed initially as the "Security Registrar" and no service charge will be made for any registration of transfer or exchange of Securities, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

     Under current law the purchase and holding of certain classes of Securities may result in "prohibited transactions" within the meaning of ERISA and the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement. Transfer of Securities of such a class will not be registered unless the transferee (i) executes a representation letter stating that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Securities of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreement.

     As to each Series of Securities one or more elections may be made to treat the related Trust or designated portions thereof as a REMIC for federal income tax purposes. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Servicer and may only be made if certain conditions are satisfied. See "Federal Income Tax Considerations" herein. As to any such Series, the terms and provisions applicable to the making of a REMIC election, as well as any material federal income tax consequences to Owners of Securities not otherwise described herein, will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one of the classes will be designated as evidencing the "residual interests" in the related REMIC, as defined in the Code. All other classes of Securities in such a Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Servicer, the Trustee, an Owner of Residual Securities or another person as specified in the related Prospectus Supplement will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The person so specified will be entitled to reimbursement for any such payment.

CLASSES OF SECURITIES

     Each Series of Securities will be issued in one or more classes which will evidence the beneficial ownership in the assets of the Trust that are allocable to (i) principal of such class of Securities and (ii) interest on such Securities. If specified in the Prospectus Supplement, one or more classes of a Series of Securities may evidence beneficial ownership interests in separate groups of assets included in the related Trust.

     The Securities will have an aggregate original Security Principal Balance equal to the aggregate unpaid principal balance of the Mortgage Assets (plus, amounts held in a Pre-Funding Account, if any) as of the time and day prior to creation of the Trust specified in the related Prospectus Supplement (the
"Cut-Off Date") after deducting payments of principal due before the Cut-Off Date and will bear interest at rates which, on a weighted basis, will be equal to the Pass-Through Rate. The Pass-Through Rate will equal the weighted average rate of interest borne by the related Mortgage Assets, net of the aggregate servicing fees, amounts allocated to the residual interests and any other amounts as are specified in the Prospectus Supplement. The original Security Principal Balance (or Notional Principal Balance) of the Securities of a Series and the interest rate on the classes of such Securities will be determined in the manner specified in the Prospectus Supplement.

     Each class of Securities that is entitled to distributions allocable to interest will bear interest at a fixed rate or a rate that is subject to change from time to time (a) in accordance with a schedule, (b) by reference to an index, or (c) otherwise (each, a "Security Interest Rate"). One or more classes of Securities may provide for interest that accrues but is not currently payable ("Compound Interest Securities"). With respect to any class of Compound Interest Securities, any interest that has accrued but is not paid on a given Payment Date will be added to the aggregate Security Principal Balance of such class of Securities on that Payment Date.

     A Series of Securities may include one or more classes entitled only to distributions or payments (i) allocable to interest, (ii) allocable to principal (and allocable as between scheduled payments of principal and Principal Prepayments, as defined below), or (iii) allocable to both principal (and allocable as between scheduled payments of principal and Principal Prepayments) and interest. A Series of Securities may consist of one or more classes as to which distributions or payments will be allocated (i) on the basis of collections from designated portions of the assets of the Trust, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or (iv) otherwise. The timing and amounts of such distributions or payments may vary among classes, over time or otherwise.

     A Series of Securities may include one or more Classes of Scheduled Amortization Securities and Companion Securities. "Scheduled Amortization Securities" are Securities with respect to which payments of principal are to be made in specified amounts on specified Payment Dates, to the extent of funds available on such Payment Date. "Companion Securities" are Securities which receive payments of all or a portion of any funds available on a given Payment Date which are in excess of amounts required to be applied to payments on Scheduled Amortization Securities on such Payment Date. Because of the manner of application of payments of principal to Companion Securities, the weighted average lives of Companion Securities of a Series may be expected to be more sensitive to the actual rate of prepayments on the Mortgage Assets in the related Trust than will the Scheduled Amortization Securities of such Series.

     One or more Series of Securities may constitute Series of "Special Allocation Securities", which may include Senior Securities, Subordinated Securities, Priority Securities and Non-Priority Securities. As specified in the related Prospectus Supplement for a Series of Special Allocation Securities, the timing and/or priority of payments of principal and/or interest may favor one or more classes of Securities over one or more other classes of Securities. Such timing and/or priority may be modified or reordered upon the occurrence of one or more specified events. Losses on Trust assets for such Series may be disproportionately borne by one or more classes of such Series, and the proceeds and distributions from such assets may be applied to the payment in full of one or more classes within such Series before the balance, if any, of such proceeds are applied to one or more other classes within such Series. For example, Special Allocation Securities in a Series may be comprised of one or more classes of Senior Securities having a priority in right to distributions of principal and interest over one or more classes of Subordinated Securities, as a form of Credit Enhancement. See "Credit Enhancement - Subordination" herein. Typically, the Subordinated Securities will carry a rating by the rating agencies lower than that of the Senior Securities. In addition, one or more classes of Securities ("Priority Securities") may be entitled to a priority of distributions of principal or interest from assets in the Trust over another class of Securities ("Non-Priority Securities"), but only after the exhaustion of other Credit Enhancement applicable to such Series. The Priority Securities and Non-Priority Securities nonetheless may be within the same rating category.

DISTRIBUTIONS OF PRINCIPAL AND INTEREST

     General. Distributions of principal and interest will be made to the extent of funds available therefor, on the dates specified in the Prospectus Supplement (each, a "Payment Date") to the persons in whose names the Securities are registered (the "Owners") at the close of business on the dates specified in the Prospectus Supplement (each, a "Record Date"). With respect to Securities other than Book Entry Securities, distributions will be made by check or money order mailed to the person entitled thereto at the address appearing in the Security Register or, if specified in the Prospectus Supplement, in the case of Securities that are of a certain minimum denomination as specified in the Prospectus Supplement, upon written request by the Owner of a Security, by wire transfer or by such other means as are agreed upon with the person entitled thereto; provided, however, that the final distribution in retirement of the Securities (other than Book Entry Securities) will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee specified in the notice of such final distribution. With respect to Book Entry Securities, such payments will be made as described below under "Book Entry Registration".

     Distributions will be made out of, and only to the extent of, funds in a separate account established and maintained for the benefit of the Securities of the related Series (the "Security Account" with respect to such Series), including any funds transferred from any related Reserve Fund. Amounts may be invested in the Eligible Investments specified herein and in the Prospectus Supplement, and all income or other gain from such investments will be deposited in the related Security Account and may be available to make payments on the Securities of the applicable Series on the next succeeding Payment Date or pay after amounts owed by the Trust.

     Distributions of Interest. Unless otherwise specified in the Prospectus Supplement relating to a given Series of Securities, each Class of Securities may bear interests at a Security Interest Rate, which may be fixed or adjustable. All of the Note of a given Series will bear interest at the same rate, which may be fixed or adjustable (the "Note Rate"). Interest will accrue on the aggregate Security Principal Balance (or, in the case of Securities entitled only to distributions allocable to interest, the aggregate Notional Principal Balance (as defined below)) of each class of Securities entitled to interest from the date, at the applicable Security Interest Rate and for the periods (each, an "Interest Accrual Period") specified in the Prospectus Supplement. The aggregate Security Principal Balance of any class of Securities entitled to distributions of principal will be the aggregate original Security Principal Balance of such class of Securities, reduced by all distributions allocable to principal, and, in the case of Compound Interest Securities, increased by all interest accrued but not then distributable on such Compound Interest Securities. With respect to a class of Securities entitled only to distributions allocable to interest, such interest will accrue on a notional principal balance (the "Notional Principal Balance") of such class, computed solely for purposes of determining the amount of interest accrued and payable on such class of Securities.

     To the extent funds are available therefor, interest accrued during each Interest Accrual Period on each class of Securities entitled to interest (other than a class of Compound Interest Securities) will be distributable on the Payment Dates specified in the Prospectus Supplement until the aggregate Security Principal Balance of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate Notional Principal Balance of such Securities is reduced to zero or for the period of time designated in the Prospectus
Supplement. Distributions of interest on each class of Compound Interest Securities will commence only after the occurrence of the events specified in the Prospectus Supplement and, prior to such time, the aggregate Security Principal Balance (or Notional Principal Balance) of such class of Compound Interest Securities, will increase on each Payment Date by the amount of interest that accrued on such class of Compound Interest Securities during the preceding Interest Accrual Period but that was not required to be distributed to such class on such Payment Date. Any such class of Compound Interest Securities will thereafter accrue interest on its outstanding Security Principal Balance (or Notional Principal Balance) as so adjusted.

     Distributions of Principal. The Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Payment Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal.

     One or more classes of Securities may be entitled to receive all or a disproportionate percentage of the payments of principal which are received on the related Mortgage Assets in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments"). Any such allocation may have the effect of accelerating the amortization of such Securities relative to the interests evidenced by the other Securities.

     Unscheduled Distributions. The Securities of a Series may be subject to receipt of distributions before the next scheduled Payment Date under the circumstances and in the manner described below and in the related Prospectus Supplement. If applicable, such unscheduled distributions will be made on the Securities of a Series on the date and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the related Mortgage Assets, low rates then available for reinvestment of such payments or both, it is determined, based on specified assumptions, that the amount anticipated to be on deposit in the Security Account for such Series on the next related Payment Date, together with, if applicable, any amounts available to be withdrawn from any related Reserve Fund or from any other Credit Enhancement provided for such Series, may be insufficient to make required distributions on the Securities on such Payment Date. The amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Payment Date and will include interest at the applicable Security Interest Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the Prospectus Supplement.

     All distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the Securities would have been made on the next Payment Date except as otherwise stated in the related Prospectus Supplement, and, with respect to Securities of the same class, unscheduled distributions of principal will be made on a pro rata basis. Notice of any unscheduled distribution will be given by the Trustee prior to the date of such distribution.

BOOK ENTRY REGISTRATION

     Securities may be issued as Book Entry Securities and held in the name of a Clearing Agency registered with the Securities and Exchange Commission or its nominee. Transfers and pledges of Book Entry Securities may be made only through entries on the books of the Clearing Agency in the name of Clearing Agency Participants or their nominees. Clearing Agency Participants may also be Beneficial Owners of Book Entry Securities.

     Purchasers and other Beneficial Owners may not hold Book Entry Securities directly but may hold, transfer or pledge their ownership interest in the Securities only through Clearing Agency Participants. Furthermore, Beneficial Owners will receive all payments of principal and interest with respect to the Securities and, if applicable, may request redemption of Securities, only through the Clearing Agency and the Clearing Agency Participants. Beneficial Owners will not be registered Owners of Securities or be entitled to receive definitive certificates representing their ownership interest in the Securities except under the limited circumstances, if any, described in the related Prospectus Supplement. See "Risk Factors - Book Entry Registration" herein.

     If Securities of a Series are issued as Book Entry Securities, the Clearing Agency will be required to make book entry transfers among Clearing Agency Participants, to receive and transmit payments of principal and interest with respect to the Securities of such Series, and to receive and transmit requests for redemption with respect to such Securities. Clearing Agency Participants with whom Beneficial Owners have accounts with respect to such Book Entry Securities will be similarly required to make book entry transfers and receive and transmit payments and redemption requests on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not be registered Owners of Securities and will not possess physical certificates, a method will be provided whereby Beneficial Owners may receive payments, transfer their interests, submit redemption requests and receive the reports provided herein.

LIST OF OWNERS OF SECURITIES

     Upon written request of a specified number or percentage interests of Owners of Securities of record of a Series of Securities for purposes of communicating with other Owners of Securities with respect to their rights as Owners of Securities, the Trustee will afford such Owners access during business hours to the most recent list of Owners of Securities of that Series held by the Trustee. With respect to Book Entry Securities, the only named Owner on the Security Register will be the Clearing Agency.

     The Agreement will not provide for the holding of any annual or other meetings of Owners of Securities.


                                   THE TRUSTS

     The Trust for a Series of Securities will consist of: (i) the Mortgage Assets (subject, if specified in the related Prospectus Supplement, to certain exclusions, such as a portion of the mortgage interest rate being retained by the Seller and not sold to the Trust) received on and after the related Cut-Off Date; (ii) all payments (subject, if specified in the related Prospectus Supplement, to certain exclusions, such as the retention by the Seller of payments due and accrued before the related Cut-Off Date but collected after such Cut-Off Date) in respect of such Mortgage Assets, which may be adjusted, to the extent specified in the related Prospectus Supplement, in the case of interest payments on Mortgage Assets, to the Pass-Through Rate; (iii) if specified in the Prospectus Supplement, reinvestment income on such payments;
(iv) with respect to a Trust that includes Mortgage Loans all property acquired by foreclosure or deed in lieu of foreclosure with respect to any such Mortgage Loan; (v) certain rights of the Trustee, the Depositor and the Servicer under any insurance policies, hazard insurance or surety bonds required to be maintained in respect of the related Mortgage Assets; and (vi) if so specified in the Prospectus Supplement, one or more forms of Credit Enhancement.

     The Securities of each Series will be entitled to payment only from the assets of the related Trust and any other assets pledged therefor and will not be entitled to payments in respect of the assets of any other trust established by the Depositor.

     Mortgage Assets may be acquired by the Depositor from affiliated or unaffiliated originators. The following is a brief description of the Mortgage Assets expected to be included in the Trusts. If specific information respecting the Mortgage Assets is not known at the time the related Series of Securities initially are offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Securities. A copy of the Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Assets relating to each Series of Securities, will be attached to the related Pooling and Servicing Agreement or Indenture, as applicable delivered to the Trustee upon delivery of such Securities.

MORTGAGE LOANS

     The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust (the "Mortgages") creating liens on residential properties (the "Mortgaged Properties"). Such Mortgage Loans will be within the broad classifications of single family mortgage loans, defined generally as loans on residences containing one to four dwelling units. If specified in the Prospectus Supplement, the Mortgage Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by Cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings, or the Mortgage Loans may be secured by junior liens on the related mortgaged properties, including home improvement retail installment contracts. The Mortgaged Properties securing the Mortgage Loans may include investment properties and vacation and second homes. Each Mortgage Loan will be selected by the Depositor for inclusion in the Trust from among those acquired by the Depositor or originated or acquired by one or more affiliated or unaffiliated originators, including newly originated loans.

     The Mortgage Loans will be "conventional" mortgage loans, that is they will not be insured or guaranteed by any governmental agency, the principal and interest on the Mortgage Loans included in the Trust for a Series of Securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple-interest or accrual method as described in the related Prospectus Supplement. When a full principal amount is paid on a Mortgage Loan during a month, the mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the Mortgage Loan so prepaid.

     The payment terms of the Mortgage Loans to be included in a Trust for a Series will be described in the related Prospectus Supplement and may include any of the following features or combinations thereof or other features described in the related Prospectus Supplement:

          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under certain circumstances and followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the specified mortgage rate for a period of time or for the life of the Mortgage Loan with the amount of any difference contributed from funds supplied by the seller of the Mortgaged Property or another source.

          (b) Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an amortization schedule that is longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

          (c) Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Mortgage Loan or may decline over time, and may be prohibited for the life of the Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related mortgaged property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Servicer, or as may be required by any applicable government program.

          (e) Another type of mortgage loan described in the Prospectus Supplement.

     With respect to a Series for which the related Trust includes Mortgage Loans, the related Prospectus Supplement may specify, among other things, information regarding the interest rates (the "Mortgage Rates"), the average Principal Balance and the aggregate Principal Balance, the years of origination and original principal balances and the original loan-to-value ratios. The "Principal Balance" of any Mortgage Loan will be the unpaid principal balance of such Mortgage Loan as of the Cut-Off Date, after deducting any principal payments due before the Cut-Off Date, reduced by all principal payments, including principal payments advanced pursuant to the related Agreement, previously distributed with respect to such Mortgage Loan and reported as allocable to principal.

     The "Loan-to-Value Ratio" of any Mortgage Loan will be determined by dividing the amount of the Mortgage Loan by the Original Value (defined below) of the related Mortgaged Property. The "principal amount" of the Mortgage Loan, for purposes of computation of the Loan-to-Value Ratio of any Mortgage Loan, will include any part of an origination fee that has been financed. In some instances, it may also include amounts which the seller or some other party to the transaction has paid to the mortgagee, such as minor reductions in the purchase price made at the closing. The "Original Value" of a Mortgage Loan is
(a) in the case of any purchase money Mortgage Loan, the lesser of (i) the value of the mortgaged property, based on an appraisal thereof and (ii) the selling price, and (b) otherwise the value of the mortgaged property, based on an appraisal thereof.

     There can be no assurance that the Original Value will reflect actual real estate values during the term of a Mortgage Loan. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans become equal to or greater than the values of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be significantly higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real estate values) may affect the timely and ultimate payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Mortgage Loans.

MORTGAGE-BACKED SECURITIES

     "Mortgage-Backed Securities" (or "MBS") may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by FHLMC or FNMA or GNMA.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). A seller (the "MBS Issuer") and/or servicer (the "MBS Servicer") of the underlying mortgage loans will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the "MBS Trustee"), if any, or with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Securities described herein. Distributions in respect of the MBS will be made by the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination, cross-support or other credit enhancement similar to that described for the Securities under "Credit Enhancement" may have been provided with respect to the MBS. The type, characteristics and amount of such credit enhancement, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The  Prospectus  Supplement  for  a  Series  of  Securities  that  evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS,
(v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, (vi) a description of the credit support, if any, (vii) the circumstances under which the stated underlying mortgage loans, or the MBS themselves may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the servicing fees payable under the MBS Agreement, (x) to the extent available to the Depositor, information in respect of the underlying mortgage loans, and (xi) the characteristics of any cash flow agreements that relate to the MBS.

OTHER MORTGAGE SECURITIES

     Other Mortgage Securities include other securities that directly or indirectly represent an ownership interest in, or are secured by and payable from, single-family mortgage loans on real property or mortgage-backed securities, including residual interests in issuances of collateralized mortgage obligations or mortgage pass-through certificates. Any Other Mortgage Securities that are privately placed securities will not be included in a Trust until such time as such privately placed securities would be freely transferrable pursuant to Rule 144A of the Securities Act of 1933, as amended. Further (i) such privately placed securities will have been acquired in the secondary market and not pursuant to an initial offering thereof and (ii) the underlying issuer of such securities will not be affiliated with the Depositor and will not have an interest in the Trust. The Prospectus Supplement for a Series of Securities will describe any Other Mortgage Securities to be included in the Trust for such Series.

                               CREDIT ENHANCEMENT

     General. Various forms of Credit Enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the assets in the related Trust. Credit Enhancement may be in the form of (i) the subordination of one or more classes of the Securities of such Series, (ii) the establishment of one or more Reserve Funds, (iii) the use of a cross-support feature, use of a Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, bankruptcy bond, or another form of Credit Enhancement described in the related Prospectus Supplement, or (iv) any combination of the foregoing. Credit Enhancement may not provide protection against all risks of loss and may not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by Credit Enhancement or which are not covered by the Credit Enhancement, Owners of Securities will bear their allocable share of deficiencies.

     Financial Guaranty Insurance Policies. If so specified in the related Prospectus Supplement, a financial guaranty insurance policy or surety bond ("Financial Guaranty Insurance Policy") may be obtained and maintained for each class or Series of Securities. The issuer of any Financial Guaranty Insurance Policy (a "Financial Guaranty Insurer") will be described in the related Prospectus Supplement. Such description will include financial information on the Financial Guaranty Insurer. In addition, the audited financial statements of a Financial Guaranty Insurer and an auditors consent to use such financial statements will be filed with the Securities and Exchange Commission on Form 8-K or will be incorporated by reference to financial statements already on file with the Securities and Exchange Commission.

     Unless otherwise specified in the related Prospectus Supplement, a Financial Guaranty Insurance Policy will unconditionally and irrevocably guarantee to Owners that an amount equal to each full and completed insured payment will be received by an agent of the Trustee (an "Insurance Paying Agent") on behalf of Owners, for distribution by the Trustee to each Owner. The "insured payment" will be defined in the related Prospectus Supplement, and will generally equal the full amount of the distributions of principal and interest to which Owners are entitled under the related Agreement plus any other amounts specified therein or in the related Prospectus Supplement (the "Insured Payment").

     Financial Guaranty Insurance Policies may apply only to certain specified classes, or may apply at the Mortgage Asset level and only to specified Mortgage Assets.

     The specific terms of any Financial Guaranty Insurance Policy will be as set forth in the related Prospectus Supplement. Financial Guaranty Insurance Policies may have limitations including (but not limited to) limitations on the insurer's obligation to guarantee the obligations of the Seller or Depositor to repurchase or substitute for any Mortgage Loans. Financial Guaranty Insurance Policies will not guarantee any specified rate of prepayments and/or to provide funds to redeem Securities on any specified date.

     Subject to the terms of the related Pooling and Servicing Agreement or Indenture, as applicable, the Financial Guaranty Insurer may be subrogated to the rights of Owners to receive payments under the Securities to the extent of any payment by such Financial Guaranty Insurer under the related Financial Guaranty Insurance Policy.

     Subordination. Distributions in respect of scheduled principal, interest or any combination thereof otherwise payable to one or more classes of Securities of such Series (the "Subordinated Securities") may be paid to one or more other classes of such Series (the "Senior Securities") under the circumstances and to the extent provided in the Prospectus Supplement. If specified in the Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Assets and losses on defaulted Mortgage Assets will be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in the Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Assets over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Mortgage Assets which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securities that will be distributable to Owners of Senior Securities on any Payment Date may be limited as specified in the Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Assets or aggregate losses in respect of such Mortgage Assets were to exceed the total amounts payable and available for distribution to Owners of Subordinated Securities or, if applicable, were to exceed the specified maximum amount, Owners of Senior Securities could experience losses on the Securities.

     In addition to or in lieu of the foregoing, all or any portion of distributions otherwise payable to Subordinated Securities on any Payment Date may instead be deposited into one or more Reserve Funds (as defined below) established by the Trustee. If so specified in the Prospectus Supplement, such deposits may be made on each Payment Date, on each Payment Date for specified periods, or on each Payment Date until the balance in the Reserve Fund has reached a specified amount and, following payments from the Reserve Fund to Owners of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Fund to required levels, in each case as specified in the Prospectus Supplement. If so specified in the Prospectus Supplement, amounts on deposit in the Reserve Fund may be released to the Depositor or the Owners of any class of Securities at the times and under the circumstances specified in the Prospectus Supplement.

     If specified in the Prospectus Supplement, various classes of Subordinate Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross-support mechanism or otherwise.

     As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or
(iv) otherwise, in each case as specified in the Prospectus Supplement. As between classes of Subordinated Securities, payments with respect to Senior Securities on account of delinquencies or losses and payments to any Reserve Fund will be allocated as specified in the Prospectus Supplement.

     Overcollateralization. If specified in the Prospectus Supplement, subordination provisions of a Trust may be used to accelerate to a limited extent the amortization of one or more classes of Securities relative to the amortization of the related Mortgage Loans. The accelerated amortization is achieved by the application of certain excess interest to the payment of principal of one or more classes of Securities. This acceleration feature creates, with respect to the Mortgage Loans or groups thereof, overcollateralization which results from the excess of the aggregate principal balance of the related Mortgage Loans, or a group thereof, over the principal balance of the related class of Securities. Such acceleration may continue for the life of the related Securities, or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the related Prospectus Supplement, such limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

     Cross-Support. If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in the Trust for a Series may be evidenced by separate classes of related Series of Securities. In such case, Credit Enhancement may be provided by a cross-support feature which may require that distributions be made with respect to Securities evidencing beneficial ownership of one or more asset groups prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in other asset groups within the same Trust. The Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

     If specified in the Prospectus Supplement, the coverage provided by one or more forms of Credit Enhancement may apply concurrently to two or more separate Trusts for a separate Series of Securities. If applicable, the Prospectus Supplement will identify the Trusts to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts.

         Pool Insurance. If specified in the related Prospectus Supplement, one or more mortgage pool insurance policies (each, a "Mortgage Pool Insurance Policy") will be obtained.

     Any such Mortgage Pool Insurance Policy will, subject to the limitations described below and in the Prospectus Supplement, cover loss by reason of default in payments on such Mortgage Loans up to the amounts specified in the Prospectus Supplement or report on Form 8-K and for the periods specified in the Prospectus Supplement. The Trustee under the related Agreement will agree to use its best reasonable efforts to cause to be maintained in effect any such Mortgage Pool Insurance Policy and to supervise the filing of claims thereunder to the issuer of such Mortgage Pool Insurance Policy (the "Pool Insurer") for the period of time specified in the related Prospectus Supplement. A Mortgage Pool Insurance Policy, however, is not a blanket policy against loss, because claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent set forth in such policy as described in the related Prospectus Supplement. The Mortgage Pool Insurance Policies, if any, will not cover loss due to a failure to pay or denial of a claim under a primary mortgage insurance policy, irrespective of the reason therefor. The related Prospectus Supplement will describe the terms of any applicable Mortgage Pool Insurance Policy and will set forth certain information with respect to the related Pool Insurer.

     In general, a Mortgage Pool Insurance Policy may not insure against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor or persons involved in the origination thereof or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. If so specified in the related Prospectus Supplement, a failure of coverage attributable to one of the foregoing events might result in a breach of a representation of the Seller and in such event might give rise to an obligation on the part of the Seller to purchase the defaulted Mortgage Loan if the breach materially and adversely affects the interests of the Owners of the Securities and cannot be cured by the Seller.

     The original amount of coverage under any Mortgage Pool Insurance Policy will be reduced over the life of such Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will generally include certain expenses incurred with respect to the applicable Mortgage Loans as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See "Certain Legal Aspects of the Mortgage Assets
- Foreclosure" herein. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by one or more classes of Securities unless otherwise covered by another form of Credit Enhancement, as specified in the Prospectus Supplement.

     Since any Mortgage Pool Insurance Policy may require that the Mortgaged Property subject to a defaulted Mortgage Loan be restored to its original condition prior to claiming against the Pool Insurer, such policy may not provide coverage against hazard losses. As set forth under "Servicing of Mortgage Loans -- Standard Hazard Insurance", the hazard policies concerning the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and even when the damage is covered, may afford recoveries which are significantly less than the full replacement cost of such losses. Even if special hazard insurance is applicable as specified in the Prospectus Supplement, no coverage in respect of special hazard losses will cover all risks, and the amount of any such coverage will be limited. See "Special Hazard Insurance" below. As a result, certain hazard risks will not be insured against and will therefore be borne by Owners of the Securities, unless otherwise covered by another form of Credit Enhancement, as specified in the Prospectus Supplement.

     Special  Hazard   Insurance.   If  specified  in  the  related   Prospectus
Supplement, one or more special hazard insurance policies (each, a "Special Hazard Insurance Policy") will be obtained.

     Any such Special Hazard Insurance Policy will, subject to limitations described below and in the Prospectus Supplement, cover (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not covered by the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under flood insurance policies, if any, covering the Mortgaged Properties, and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "Servicing of Mortgage Loans -- Standard Hazard Insurance." Any Special Hazard Insurance Policy may not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area), chemical contamination and certain other risks. Aggregate claims under each Special Hazard Insurance Policy will be limited as described in the related Prospectus Supplement. Any Special Hazard Insurance Policy may also provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Mortgaged Property has been kept in force and other protection and preservation expenses have been paid.

     Subject to the foregoing limitations, any Special Hazard Insurance Policy generally will provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained with respect to such Mortgage Loan, the issuer of the Special Hazard Insurance Policy (the "Special Hazard Insurer") will pay the lesser of (i) the cost of repair or replacement of such property or
(ii) upon transfer of the property to the special hazard insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred with respect to such property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair or replacement of the property will also reduce coverage by such amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under any applicable Mortgage Pool Insurance Policy that the property be restored before a claim under such Mortgage Pool Insurance Policy may be validly presented with respect to the defaulted Mortgage Loan secured by such property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Mortgage Loan under any related Mortgage Pool Insurance Policy. Therefore, so long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer under a Special Hazard Insurance Policy of the cost of repair or replacement or the unpaid principal balance of the Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds but will affect the relative amounts of coverage remaining under any related Special Hazard Insurance Policy and any related Mortgage Pool Insurance Policy.

     Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related Mortgage Loan at an amount less than the then outstanding principal balance of such Mortgage Loan. The amount of the secured debt could be reduced to such value and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction in monthly payments required to be made by the borrower. See "Certain Legal Aspects of the Mortgage Assets" herein. If so provided in the related Prospectus Supplement, the Depositor will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") for proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

     The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement. Such amount will be reduced by payments made under such bankruptcy bond in respect of the related Mortgage Loans and will not be restored.

     If specified in the related Prospectus Supplement, other forms of Credit Enhancement may be provided to cover such bankruptcy-related losses. Any bankruptcy bond or other form of Credit Enhancement provided to cover
bankruptcy-related   losses  will  be  described   in  the  related   Prospectus
Supplement.

     Reserve Funds. If specified in the Prospectus Supplement, cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, surety bonds, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the Prospectus Supplement will be deposited by the Depositor on the Delivery Date in one or more accounts (each, a "Reserve Fund") established and maintained with the Trustee. Such cash and the principal and interest payments on such other investments will be used to enhance the likelihood of timely payment of principal of, and interest on, or, if so specified in the Prospectus Supplement, to provide additional protection against losses in respect of, the assets in the related Trust, to pay the expenses of the Trust or for such other purposes specified in the Prospectus Supplement. Whether or not the Depositor has any obligation to make such a deposit, certain amounts to which the Owners of Subordinated Securities, if any, would otherwise be entitled may instead be deposited into the Reserve Fund from time to time and in the amounts as specified in the Prospectus Supplement. Any cash in any Reserve Fund and the proceeds of any other instrument upon maturity will be invested in Eligible Investments. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Any instrument deposited therein will name the Trustee as a beneficiary and will be issued by an entity acceptable to each rating agency that rates the Securities. Additional information with respect to such instruments deposited in the Reserve Funds may be set forth in the Prospectus Supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Fund for distribution with respect to the Securities for the purposes, in the manner and at the times specified in the Prospectus Supplement.

     Other Insurance, Guaranties and Similar Instruments or Agreements. If specified in the Prospectus Supplement, the related Trust may also include insurance, guaranties, surety bonds, letters of credit, guaranteed investment contracts or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust, (ii) paying administrative expenses, (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets, (iv) guaranteeing timely payment of principal and interest under the Securities, or for such other purpose as is specified in such Prospectus Supplement. Such arrangements may include agreements under which Owners of Securities are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in the Prospectus Supplement. Such arrangements may be in lieu of any obligation of the Servicer or the Seller to advance delinquent installments in respect of the Mortgage Loans. See "Servicing of Mortgage Loans - Advances" herein.


                           SERVICING OF MORTGAGE LOANS

     With respect to each Series of Securities, the related Mortgage Loans will be serviced by a sole servicer or by a master servicer with various sub-servicers pursuant to, or as provided for in, the Agreement. The Prospectus Supplement for each Series will specify the servicer and the master servicer, if any, for such Series.

     The Depositor will require that the Servicer have adequate servicing experience, where appropriate, and financial stability, generally including a net worth requirement of no less than $10,000,000 (to be specified in the Agreement) as well as satisfaction of certain other criteria. The Servicer is required to be a FNMA-approved servicer of conventional mortgage loans.

     Each Servicer will be required to perform the customary functions of a mortgage loan servicer, including collection of payments from borrowers (the "Mortgagors") and remittance of such collections to the Trustee, maintenance of applicable standard hazard insurance or primary mortgage insurance policies, attempting to cure delinquencies, supervising foreclosures, management of Mortgaged Properties under certain circumstances, and maintaining accounting records relating to the Mortgage Loans and, if specified in the related Prospectus Supplement, maintenance of escrow or impoundment accounts of Mortgagors for payment of taxes, insurance, and other items required to be paid by the Mortgagor pursuant to the Mortgage Loan. Each Servicer will also be obligated to make advances in respect of delinquent installments on Mortgage Loans as described more fully under

" - Payments on Mortgage Loans" and " - Advances" below and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors.

     Each Servicer will be entitled to a monthly servicing fee as specified in the related Prospectus Supplement. Each Servicer will also generally be entitled to collect and retain, as part of its servicing compensation, late payment charges and assumption underwriting fees. Each Servicer will be reimbursed from proceeds of one or more of the insurance policies described herein ("Insurance Proceeds") or from proceeds received in connection with the liquidation of defaulted Mortgage Loans ("Liquidation Proceeds") for certain expenditures pursuant to the Agreement. See " - Advances" and " - Servicing Compensation and Payment of Expenses" below.

     Each Servicer will be required to service each Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement or Indenture, as applicable for the entire term of such Mortgage Loan unless such Agreement is earlier terminated. Upon termination, a replacement for the Servicer will be appointed.

PAYMENTS ON MORTGAGE LOANS

     Each Servicer will establish and maintain a separate account (each, a "Custodial Account"). Subject to the following paragraph, each Custodial Account must be an account the deposits in which are fully insured by either the Federal Deposit Insurance Corporation ("FDIC") or the National Credit Union Administration ("NCUA") or are, to the extent such deposits are in excess of the coverage provided by such insurance, continuously secured by certain obligations issued or guaranteed by the United States of America. If at any time the amount on deposit in such Custodial Account shall exceed the amount so insured or secured, the applicable Servicer must remit to the Trustee the amount on deposit in such Custodial Account which exceeds the amount so insured or secured, less any amount such Servicer may retain for its own account pursuant to its Servicing Agreement.

     Notwithstanding the foregoing, the deposits in a Servicer's Custodial Account will not be required to be fully insured or secured as described above, and such Servicer will not be required to remit amounts on deposit therein in excess of the amount so insured or secured, so long as such Servicer meets certain requirements established by the rating agencies requested to rate the Securities.

     Each Servicer is required to deposit into its Custodial Account on a daily basis all amounts in respect of each Mortgage Loan received by such Servicer, with interest adjusted to a rate (the "Remittance Rate") equal to the related Mortgage Rate less the Servicer's servicing fee rate. On the day of each month specified in the related Prospectus Supplement (the "Remittance Date"), each Servicer of the Mortgage Loans will remit to the Trustee all funds held in its Custodial Account with respect to each Mortgage Loan; provided, however, that Principal Prepayments may be remitted on the Remittance Date in the month following the month of such prepayment. Each Servicer will be required pursuant to the terms of the Agreement and as specified in the related Prospectus Supplement, to remit with each Principal Prepayment interest thereon at the Remittance Rate through the last day of the month in which such Principal Prepayment is made. Each Servicer may also be required to advance its own funds as described below.

ADVANCES

     With respect to a delinquent Mortgage Loan, the Servicer may be obligated (but only to the extent set forth in the related Prospectus Supplement) to advance its own funds or funds from its Custodial Account equal to the aggregate amount of payments of principal and interest (adjusted to the applicable Remittance Rate) which were due on a due date and which are delinquent as of the close of business on the business day preceding the Remittance Date ("Monthly Advance"). Generally, such advances will be required to be made by the Servicer unless the Servicer determines that such advances ultimately would not be recoverable under any applicable insurance policy, from the proceeds of liquidation of the related Mortgaged Properties, or from any other source (any amount not so reimbursable being referred to herein as a "Nonrecoverable Advance"). Such advance obligation generally will continue through the month following the month of final liquidation of such Mortgage Loan. Any Servicer funds thus advanced will be reimbursable to such Servicer out of recoveries on the Mortgage Loans with respect to which such amounts were advanced. Each Servicer will also be obligated to make advances with respect to certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Servicers out of recoveries on the related Mortgage Loans. Each Servicer's right of reimbursement for any advance will be prior to the rights of the Trust to receive any related Insurance Proceeds or Liquidation Proceeds. Failure by a Servicer to make a required Monthly Advance will be grounds for termination under the related Agreement.

COLLECTION AND OTHER SERVICING PROCEDURES

     Each Servicer will service the Mortgage Loans pursuant to guidelines established in the related Agreement.

     The Servicer will be responsible for making reasonable efforts to collect all payments called for under the Mortgage Loans. The Servicer will be obligated to follow such normal practices and procedures as it deems necessary or advisable to realize upon a defaulted Mortgage Loan. In this regard, the Servicer may (directly or through a local assignee) sell the property at a foreclosure or trustee's sale, negotiate with the Mortgagor for a deed in lieu of foreclosure or, in the event a deficiency judgment is available against the Mortgagor or other person (see "Certain Legal Aspects of the Mortgage Assets -- Foreclosure - Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the limited availability of deficiency judgments), foreclose against such property and proceed for the deficiency against the appropriate person. The amount of the ultimate net recovery (including the proceeds of any Mortgage Pool Insurance Policy or other applicable Credit Enhancement), after reimbursement to the Servicer of its expenses incurred in connection with the liquidation of any such defaulted Mortgage Loan and prior unreimbursed advances of principal and interest with respect thereto will be deposited in the Security Account when realized and will be distributed to Owners of Securities on the next Payment Date following the month of receipt.

     With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Mortgage Assets" herein. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the Trust's ability to sell and realize the value of those shares.

     In general, a "tenant-stockholder" (as defined in Code Section 216(b) (2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Code
Section 216(b)(1) must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to its tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies as a cooperative housing corporation, however, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

     The Servicer will expend its own funds to restore property securing a Mortgage Loan which has sustained uninsured damage only if it determines that such restoration will increase the proceeds to the Trust of liquidation of the Mortgage Loan after the reimbursement to the Servicer of its expenses.

     If a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer will be obligated (to the extent it has knowledge of such conveyance) to accelerate the maturity of the Mortgage Loan,


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

unless it reasonably believes it is unable to enforce that Mortgage Loan's "due-on-sale" clause under the applicable law. If it reasonably believes it may be restricted by law, for any reason, from enforcing such a "due-on-sale" clause, the Servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note, provided such person satisfies the criteria required to maintain the coverage provided by applicable insurance policies (unless otherwise restricted by applicable law). Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as additional servicing compensation. For a description of circumstances in which the Servicer may be unable to enforce "due-on-sale" clauses, see "Certain Legal Aspects of the Mortgage Assets - Foreclosure - Enforceability of Certain Provisions" herein. In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note may not be decreased.

     If specified in the related Prospectus Supplement, the Servicer will maintain with one or more depository institutions one or more accounts into which it will deposit all payments of taxes, insurance premiums, assessments or comparable items received for the account of the Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, insurance premiums, assessments or comparable items, to reimburse the Servicer out of related collections for any cost incurred in paying taxes, insurance premiums and assessments or otherwise preserving or protecting the value of the Mortgages, to refund to mortgagors any amounts determined to be overages and to pay interest to Mortgagors on balances in such account or accounts to the extent required by law.

     So long as it acts as servicer of the Mortgage Loans, the Servicer will be required to maintain certain insurance covering errors and omissions in the performance of its obligations as servicer and certain fidelity bond coverage ensuring against losses through wrongdoing of its officers, employees and agents.

PRIMARY MORTGAGE INSURANCE

     Mortgage Loans that the Depositor acquires will generally not have primary mortgage insurance. If obtained, the primary mortgage insurance policies will not insure against certain losses which may be sustained in the event of a personal bankruptcy of the mortgagor under a Mortgage Loan.

STANDARD HAZARD INSURANCE

     The Servicer will be required to cause to be maintained for each Mortgage Loan a standard hazard insurance policy. The coverage of such policy is required to be in an amount not less than the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. In all events, such coverage shall be in an amount sufficient to ensure avoidance of the applicability of the co-insurance provisions under the terms and conditions of the applicable policy. The ability of each Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any standard hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to such Servicer by Mortgagors. Each Agreement may provide that the related Servicer may satisfy its obligation to cause hazard insurance policies to be maintained by maintaining a blanket policy insuring against hazard losses on the Mortgage Loans serviced by such Servicer.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, wind-storm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and, therefore, will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flow), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. If the property securing a Mortgage Loan is located in a federally designated flood area, flood insurance will be required to be maintained in such amounts as would be required by FNMA in connection with its mortgage loan purchase program. The Depositor may also purchase special hazard insurance against certain of the uninsured risks described above. See "Credit Enhancement - Special Hazard Insurance".

     Since the amount of hazard insurance the Servicer is required to cause to be maintained on the improvements securing the Mortgage Loans declines as the principal balances owing thereon decrease, if the residential properties securing the Mortgage Loans appreciate in value over time, the effect of coinsurance in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

     The Depositor will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's cooperative dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan to the extent not covered by other credit support.

TITLE INSURANCE POLICIES

     The Agreements will generally require that a title insurance policy be in effect on each of the Mortgaged Properties and that such title insurance policy contain no coverage exceptions, except customary exceptions generally accepted in the mortgage banking industry.

CLAIMS UNDER PRIMARY MORTGAGE INSURANCE POLICIES AND STANDARD HAZARD INSURANCE POLICIES; OTHER REALIZATION UPON DEFAULTED LOAN

     Each Servicer will present claims to any primary insurer under any related primary mortgage insurance policy and to the hazard insurer under any related standard hazard insurance policy. All collections under any related primary mortgage insurance policy or any related standard hazard insurance policy (less any proceeds to be applied to the restoration or repair of the related Mortgaged Property or to the reimbursement of Advances by the Servicer) will be remitted to the Trustee.

     If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related standard hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any applicable Mortgage Pool Insurance Policy or any related primary mortgage insurance policy, each Servicer may be required to expend its own finds to restore the damaged property to the extent specified in the related Prospectus Supplement, but only to the extent it determines such expenditures are recoverable from Insurance Proceeds or Liquidation Proceeds.

     If recovery under any applicable Mortgage Pool Insurance Policy or any related primary mortgage insurance policy is not available, the Servicer will nevertheless be obligated to attempt to realize upon the defaulted Mortgage Loan. Foreclosure proceedings will be conducted by the Servicer in accordance with the Agreement. If the proceeds of any liquidation of the Mortgaged Property securing the defaulted Mortgage Loan are less than the Principal Balance of the defaulted Mortgage Loan plus interest accrued thereon, a loss will be realized on such Mortgage Loan, to the extent the applicable Credit Enhancement is not sufficient, in the amount of such difference plus the aggregate of expenses which are incurred by the Servicer in connection with such proceedings and are reimbursable under the Agreement. In such case there will be a reduction in the value of the Mortgage Loans and Trust may be unable to recover the full amount of principal and interest due thereon.

     In addition, where a Mortgaged Property securing a defaulted Mortgage Loan can be resold for an amount exceeding the principal balance of the related Mortgage Loan together with accrued interest and expenses, it may be expected that, where retention of any such amount is legally permissible, the Pool Insurer will exercise its right under the related Mortgage Pool Insurance Policy, if any, to purchase such Mortgaged Property and realize for itself


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

any excess proceeds. Any amounts remaining in the Security Account after such foreclosure or liquidation and attributable to such Mortgage Loan will be distributed to Owners of the Securities.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     As compensation for its servicing duties, each Servicer will be entitled to a monthly servicing fee in the amount specified in the related Prospectus Supplement. In addition to the primary compensation, a Servicer may be permitted to retain all assumption underwriting fees and late payment charges, to the extent collected from Mortgagors.

     As set forth above, each Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Mortgage Loans and in connection with advancing delinquent payments. No loss will be suffered on the Securities by reason of such expenses to the extent claims for such expenses are paid directly under any applicable Mortgage Pool Insurance Policy, a primary mortgage insurance policy, the special hazard insurance policy or from other forms of Credit Enhancement. In the event, however, that the defaulted Mortgage Loans are not covered by a Mortgage Pool Insurance Policy, primary mortgage insurance policies, the Special Hazard Insurance Policy or another form of Credit Enhancement, or claims are either not made or paid under such policies or Credit Enhancement, or if coverage thereunder has ceased, such a loss will occur to the extent that the proceeds from the liquidation of a defaulted Mortgage Loan or Contract, after reimbursement of the Servicer's expenses, are less than the Principal Balance of such defaulted Mortgage Loan.

MASTER SERVICER

     A Master Servicer may be specified in the related Prospectus Supplement for the related Series of Securities. Customary servicing functions with respect to Mortgage Loans constituting the Mortgage Pool will be provided by the Servicer directly or through one or more Sub-Servicers subject to supervision by the Master Servicer. If the Master Servicer is not directly servicing the Mortgage Loans, then the Master Servicer will (i) administer and supervise the performance by the Servicer of its servicing responsibilities under the Agreement with the Master Servicer, (ii) maintain a current data base with the payment histories of each Mortgagor, (iii) review monthly servicing reports and data relating to the Mortgage Pool for discrepancies and errors, and (iv) act as back-up Servicer during the term of the transaction unless the Servicer is terminated or resigns in such case the Master Servicer shall assume the obligations of the Servicer.

     The Master Servicer will be a party to the Agreement for any Series for which Mortgage Loans comprise the assets of a Trust. The Master Servicer will be required to satisfy the standard established for the qualification of the Master Servicer in the related Agreement. The Master Servicer will be compensated for the performance of its services and duties under each Agreement as specified in the related Prospectus Supplement.


                       THE POOLING AND SERVICING AGREEMENT

     The following summary describes certain provisions which will be common to each Pooling and Servicing Agreement. The summary does not purport to be complete and is subject to the provisions of a particular Pooling and Servicing Agreement. Material terms of a specific Pooling and Servicing Agreement will be further described in the related Prospectus Supplement.

ASSIGNMENT OF MORTGAGE ASSETS

     Assignment of the Mortgage Loans. At the time of issuance of the Securities, the Depositor will assign the Mortgage Loans to the Trustee, together with all principal and interest adjusted to the Remittance Rate, subject to exclusions specified in the Prospectus Supplement, due on or with respect to such Mortgage Loans on or after the Cut-Off Date. The Trustee will, concurrently with such assignment, execute, countersign and deliver the Securities to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement. Such schedule may include information as to the Principal Balance of each Mortgage Loan as of the Cut-Off Date, as well as information respecting the Mortgage Rate, the scheduled monthly payment of principal and interest as of the Cut-Off Date and the maturity date of each Mortgage Note.

     In addition, as to each Mortgage Loan, the Depositor will deliver to the Trustee the Mortgage Note and Mortgage, any assumption and modification agreement, an assignment of the Mortgage in recordable form (but not necessarily recorded), evidence of title insurance, if obtained, and, if applicable, the certificate of private mortgage insurance. In instances where recorded documents cannot be delivered due to delays in connection with recording, the Depositor may deliver copies thereof and deliver the original recorded documents promptly upon receipt.

     With respect to any Mortgage Loans which are Cooperative Loans, the Depositor will cause to be delivered to the Trustee, the related original
Cooperative note endorsed to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and related blank stock powers. The Depositor will file in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     Each Seller generally will represent and warrant to the Depositor with respect to the Mortgage Loans sold by it, among other things, that (i) the information set forth in the schedule of Mortgage Loans attached thereto is correct in all material respects: (ii) a lender's title insurance policy or binder for each Mortgage Loan subject to the Pooling and Servicing Agreement was issued on the date of origination thereof and each such policy or binder assurance is valid and remains in full force and effect or a legal opinion concerning title or title search was obtained or conducted in connection with the origination of the Mortgage Loans; (iii) at the date of initial issuance of the Securities, the Seller has good title to the Mortgage Loans and the Mortgage Loans are free of offsets, defenses or counterclaims; (iv) at the date of initial issuance of the Securities, each Mortgage is a valid first lien on the property securing the Mortgage Note (subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of the recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained by the Depositor and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage) and such property is free of material damage and is in good repair or, with respect to a junior lien Mortgage Loan, that such Mortgage is a valid junior lien Mortgage, as the case may be and specifying the percentage of the Mortgage Loan Pool comprised of junior lien Mortgage Loans; (v) at the date of initial issuance of the Securities, no Mortgage Loan is 31 or more days delinquent (with such exceptions as may be specified in the related Prospectus Supplement) and there are no delinquent tax or assessment liens against the property covered by the related Mortgage; (vi) at the date of initial issuance of the Securities, the portion of each Mortgage Loan, if any, which in the circumstances set forth below under "Servicing of Mortgage Loans - Primary Mortgage Insurance" should be insured with a private mortgage insurer is so insured; and (vii) each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, with out limitation, usury, equal credit opportunity and disclosure laws. The Depositor's rights against the Seller in the event of a breach of its representations will be assigned to the Trustee for the benefit of the Securities of such Series.

     Assignment of Mortgage-Backed Securities and Other Mortgage Securities. With respect to each Series, the Depositor will cause any Mortgage-Backed Securities and Other Mortgage Securities included in the related Trust to be registered in the name of the Trustee (directly or through a participant in a depository). The Trustee (or its custodian) will have possession of any certificated Mortgage-Backed Securities and Other Mortgage Securities. The Trustee will not be in possession of or be assignee of record of any underlying assets for a Mortgage-Backed Security or Other Mortgage Security. Each Mortgage-Backed Security and Other Mortgage Security will be identified in a schedule appearing as an exhibit to the related Agreement which may specify certain information with respect to such security, including, as applicable, the original principal amount, outstanding principal balance as of the Cut-Off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each such security. The Depositor will represent and warrant to the Trustee, among other things, the information contained in such schedule is true and correct and that immediately prior to the transfer of the related securities to the Trustee, the Depositor had good title to, and was the sole owner of, each such security.

     Repurchase or Substitution of Mortgage Loans. The Trustee will review the documents delivered to it with respect to the Mortgage Loans included in the related Trust. If any document is not delivered or is found to be defective in any material respect and the Depositor or the related Seller, if so required cannot deliver such document or cure such defect within the period specified in the related Prospectus Supplement after notice thereof (which the Trustee will undertake to give within the period specified in the related Prospectus Supplement), and if any other party obligated to deliver such document or cure such defect has not done so and has not substituted or repurchased the affected Mortgage Loan or Contract then the Depositor will cause the Seller, not later than the first date designated for the deposit of payments into the Security Account (a "Deposit Date") which is more than a specified number of days after such period, (a) if so provided in the Prospectus Supplement to remove the affected Mortgage Loan from the Trust and substitute one or more other Mortgage Loans therefor or (b) repurchase the Mortgage Loan from the Trustee for a price equal to 100% of its Principal Balance plus one month's interest thereon at the applicable Remittance Rate. This repurchase and, if applicable, substitution obligation will generally constitute the sole remedy available to the Trustee for a material defect in a document relating to a Mortgage Loan.

     The Depositor is required to cause the Seller to do either of the following
(a) cure any breach of any representation or warranty that materially and adversely affects the interests of the Owners of the Securities in a Mortgage Loan (each, a "Defective Mortgage Loan") within a specified number of days of its discovery by the Depositor or its receipt of notice thereof from the Trustee, (b) repurchase such Defective Mortgage Loan not later than the first Deposit Date which is more than a specified number of days after such period for a price equal to 100% of its Principal Balance plus one month's interest thereon at the applicable Remittance Rate, or (c) if so specified in the Prospectus Supplement, remove the affected Mortgage Loan from the Trust and substitute one or more other mortgage loans or contracts therefor. This repurchase and, if applicable, substitution obligation will generally constitute the sole remedies available to the Trustee for any such breach.

     If the related Prospectus Supplement so provides, the Depositor or a designated affiliate may be obligated to repurchase or substitute Mortgage Loans as described above, whether or not the Depositor obtains such an agreement from the Seller which sold such Mortgage Loans.

     If a REMIC election is to be made with respect to all or a portion of a Trust, there may be federal income tax limitations on the right to substitute Mortgage Loans.

EVIDENCE AS TO COMPLIANCE

     The Pooling and Servicing Agreement will provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months on and after the Cut-Off Date, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, based on an examination of certain specified documents and records relating to the servicing of the Depositor's mortgage loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for FNMA or FHLMC, the United States Department of Housing and Urban Development Mortgage Audit
Standards or the Uniform Single Audit Program for Mortgage Bankers or in accordance with other standards specified in the Agreement (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

THE TRUSTEE

     Any commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor. In addition, the Depositor and the Trustee acting jointly will have the power and the responsibility for appointing co-trustees or separate trustees of all or any part of the Trust relating to a particular Series of


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

Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Pooling and Servicing Agreement shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

     The Trustee will make no representations as to the validity or sufficiency of the Pooling and Servicing Agreement, the Securities or of any Mortgage Asset or related document, and will not be accountable for the use or application by the Depositor of any funds paid to the Depositor in respect of the Securities or the related assets, or amounts deposited in the Security Account or deposited into the Distribution Account. If no Event of Default has occurred, the Trustee will be required to perform only those duties specifically required of it under the Pooling and Servicing Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee will be required to examine them to determine whether they conform to the requirements of the Pooling and Servicing Agreement.

     The Trustee may resign at any time, and the Depositor may remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement, if the Trustee becomes insolvent or in such other instances, if any, as are set forth in the Agreement. Following any resignation or removal of the Trustee, the Depositor will be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

ADMINISTRATION OF THE SECURITY ACCOUNT

     The Pooling and Servicing Agreement will require that the Security Account be either (i) maintained with a depository institution the debt obligations of which (or, in the case of a depository institution which is a part of a holding company structure, the debt obligations of the holding company of which) have a rating acceptable to each rating agency that was requested to rate the Securities, or (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation) ("SAIF") of the FDIC. The collateral eligible to secure amounts in the Security Account is limited to United States government securities and other investments acceptable to the rating agencies rating such Series of Securities, and may include one or more Securities of a Series ("Eligible Investments"). If so specified in the related Prospectus Supplement, a Security Account may be maintained as an interest bearing account, or the funds held therein may be invested pending each succeeding Payment Date in Eligible Investments. If so specified in the related Prospectus Supplement, the Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation. The Servicer will deposit in the Security Account from amounts previously deposited by it into the Servicer's Custodial Account on the related Remittance Date the following payments and collections received or made by it on and after the Cut-Off Date (including scheduled payments of principal and interest due on and after the Cut-Off Date but received before the Cut-Off Date):

          (i)  all  Mortgagor  payments  on  account  of  principal,   including
     Principal   Prepayments  and,  if  specified  in  the  related   Prospectus
     Supplement, prepayment penalties:

          (ii) all Mortgagor payments on account of interest, adjusted to the Remittance Rate;

          (iii) all Liquidation Proceeds net of certain amounts reimbursed to the Servicer or other person entitled thereto, as described above;

          (iv) all Insurance Proceeds, other than proceeds to be applied to the restoration or repair of the related property or released to the Mortgagor and net of certain amounts reimbursed to the Servicer or other person entitled thereto, as described above;

          (v) all condemnation awards or settlements which are not released to the Mortgagor in accordance with normal servicing procedures;

          (vi) any Advances made as described under "Servicing of Mortgage Loans
     - Advances" herein and certain other amounts required under the Pooling and Servicing Agreement to be deposited in the Security Account;

          (vii) all proceeds of any Mortgage Loan or property acquired in respect thereof repurchased by the Depositor, the Seller or otherwise as described above or under "Termination" below;

          (viii) all amounts, if any, required to be deposited in the Security Account from any Credit Enhancement for the related Series; and

          (ix) all other amounts required to be deposited in the Security Account pursuant to the related Pooling and Servicing Agreement.

REPORTS

     Concurrently with each distribution on the Securities, there will be mailed to Owners a statement generally setting forth, to the extent applicable to any Series, among other things:

          (i) the aggregate amount of such distribution allocable to principal, separately identifying the amount allocable to each class;

          (ii) the amount of such distribution allocable to interest, separately identifying the amount allocable to each class;

          (iii) the aggregate Security Principal Balance of each class of the Securities after giving effect to distributions on such Payment Date;

          (iv) the aggregate Security Principal Balance of any class of Compound Interest Securities after giving effect to any increase in such Principal Balance that results from the accrual of interest that is not yet distributable thereon;

          (v) if applicable, the amount otherwise distributable to any class of Securities that was distributed to other classes of Securities;

          (vi) if any class of Securities has priority in the right to receive Principal Prepayments, the amount of Principal Prepayments in respect of the related Mortgage Assets;

          (vii) the aggregate Principal Balance and number of Mortgage Loans which were delinquent as to a total of two installments of principal and interest; and

          (viii) the aggregate Principal Balances of Mortgage Loans which (a) were delinquent 30-59 days, 60-89 days, and 90 days or more, and (b) were in foreclosure.

     Customary information deemed necessary for Owners to prepare their tax returns will be furnished annually (in the case of Book Entry Securities, the above described statement and such annual information will be sent to the Clearing Agency, which will provide such reports to the Clearing Agency Participants in accordance with its procedures).

FORWARD COMMITMENTS; PRE-FUNDING

     The Trustee of a Trust may enter into a Subsequent Transfer Agreement for the transfer of additional Mortgage Loans to such Trust following the date on which such Trust is established and the related Securities are issued. The Trustee of a Trust may enter into Subsequent Transfer Agreements to permit the acquisition of additional Mortgage Loans that could not be delivered by the Depositor or have not formally completed the origination process, in each case prior to the Delivery Date. Any Subsequent Transfer Agreement will require that any Mortgage Loans so transferred to a Trust conform to the requirements specified in such Subsequent Transfer Agreement. If a Subsequent Transfer Agreement is to be utilized, the related Trustee will be required to deposit in the Purchase Account all or a portion of the proceeds received by the Trustee in connection with the sale of one or more classes of Securities of the related Series; the additional Mortgage Loans will be transferred to the related Trust in exchange for money released from the related Pre-Funding Account. The maximum amount deposited in the Pre-Funding Account to acquire Mortgage Loans for transfer to a Trust will not exceed 25% of the aggregate principal amount of the Securities offered pursuant to the related Prospectus Supplement. Each Subsequent Transfer Agreement will set a specified period during which any such transfers must occur, which period will not exceed 90 days from the date the Trust is established. The Subsequent Transfer Agreement or the related Agreement will require that, if all moneys originally deposited to such Pre-Funding Account are not so used by the end of such specified period, then any remaining moneys will be applied as a mandatory prepayment of the related class or classes of Securities as specified in the related Prospectus Supplement.

SERVICER EVENTS OF DEFAULT

     "Events of Default" under the Pooling and Servicing Agreement will consist of (i) any failure by the Servicer to duly observe or perform in any material respect any other of its covenants or agreements in the Agreement materially affecting the rights of Owners which continues unremedied for a specified number of days after the giving of written notice of such failure to the Depositor by the Trustee or to the Servicer and the Trustee by the Owners of Securities evidencing interests aggregating not less than 25% of the affected class of Securities; and (ii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

RIGHTS UPON SERVICER EVENT OF DEFAULT

     As long as an Event of Default under the Pooling and Servicing Agreement remains unremedied by the Servicer, the Trustee, or Owners of Securities may terminate all the rights and obligations of the Servicer under the Pooling and Servicing Agreement, whereupon the Trustee or Master Servicer, if any, or a new Servicer appointed pursuant to the Pooling and Servicing Agreement, will succeed to all the responsibilities, duties and liabilities of the Servicer under the Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. Following such termination, the Depositor shall appoint any established mortgage loan servicer satisfying the qualification standards established in the Pooling and Servicing Agreement to act as successor to the Servicer under the Pooling and Servicing Agreement. If no such successor shall have been appointed within a specified number of days following such termination, then either the Depositor or the Trustee may petition a court of competent jurisdiction for the appointment of a successor Servicer. Pending the appointment of a successor Servicer, the Trustee or the Master Servicer, if any, shall act as Servicer.

     The Owners of Securities will not have any right under the Pooling and Servicing Agreement to institute any proceeding with respect to the Pooling and Servicing Agreement, unless they previously have given to the Trustee written notice of default and unless the Owners of the percentage of the Securities specified in the Prospectus Supplement have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for a specified number of days has neglected or refused to institute any such proceedings. However, the Trustee is under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Owners, unless such Owners have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

     A Pooling and Servicing Agreement generally may be amended by the Depositor, the Servicer and the Trustee, without the consent of the Owners of the Securities, to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, to take any action necessary to maintain REMIC status of any Trust as to which a REMIC election has been made, to add any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement or for any other purpose, provided that with respect to amendments for any other purpose such amendment will not adversely affect in any material respect the interests of any Owners of Securities of that Series. Any such amendment shall be deemed not to adversely affect in any material respect any Owner if there is delivered to the Trustee written notification from each Rating Agency that such amendment will not cause such Rating Agency to reduce its then current rating assigned to any Class of the Securities of such Series. Notwithstanding the foregoing, no such amendment may (i) reduce in any manner the amount of, or delay the timing of, collections of payments received on the related Mortgage Assets or distributions which are required to be made on any Security without the consent of the Owner of such Security, (ii) adversely affect in any material respect the interests of the Owners of any class of Securities in any manner other than as described in (i), without the consent of the Owners of Securities of such class evidencing not less than a majority of the interests of such class or (iii) reduce the aforesaid percentage of Securities of any class required to consent to any such amendment, without the consent of the Owners of all Securities of such class then outstanding. Any other amendment provisions inconsistent with the foregoing shall be specified in the related Prospectus Supplement.

TERMINATION

     The obligations of the Depositor, the Servicer, and the Trustee created by the Pooling and Servicing Agreement will terminate upon the payment as required by the Pooling and Servicing Agreement of all amounts held by the Servicer or in the Security Account and required to be paid to them pursuant to the Pooling and Servicing Agreement after the later of (i) the maturity or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any such Mortgage Loan or (ii) the repurchase by the Depositor from the Trust of all the outstanding Securities or all remaining assets in the Trust. The Pooling and Servicing Agreement will establish the repurchase price for the assets in the Trust and the allocation of such purchase price among the classes of Securities. The exercise of such right will effect early retirement of the Securities of that Series, but the Depositor's right so to repurchase will be subject to the conditions described in the related Prospectus Supplement. If a REMIC election is to be made with respect to all or a portion of a Trust, there may be additional conditions to the termination of such Trust which will be described in the related Prospectus Supplement. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in the Pooling and Servicing Agreement. The Trustee will give written notice of termination of Pooling and Servicing the Agreement to each Owner, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency of the Trustee specified in such notice of termination.


                                  THE INDENTURE

GENERAL

     Each Series of Notes will be issued pursuant to an Indenture to be entered into between the related Issuer and the related Trustee. The Mortgage Loans to be included in the related Trust will be assigned to the Trustee pursuant to provisions included in the related Indenture that are substantially the same as and the Trustee with respect to the Mortgage Loans so conveyed will be substantially similar to, those described under "The Pooling and Servicing Agreement -- Assignment of Mortgage" herein. Where provisions or terms used in a particular Indenture differ from those provided herein, a description of such provisions or terms will be included in the related Prospectus Supplement.

     The following summaries describe certain provisions of the indenture not described elsewhere in this Prospectus. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries. The description set forth below is subject to modification in the Prospectus Supplement for a Series of Notes to describe the terms and provisions of the particular Indenture relating to such Series of Notes.

MODIFICATION OF INDENTURE

     With the consent of the holders of not less than 51% of the aggregate principal amount of the outstanding Notes of any Series issued under an indenture, the related Trustee and the related Issuer may execute a supplemental indenture to add provisions to, or change in any manner or eliminate any provisions of, the Indenture with respect to such Series or modify (except as provided below) in any manner the rights of the holders of such Notes.

     Without the consent of the holder of each outstanding Note of such Series affected thereby, however, no supplemental indenture shall (a) change the final Payment Date of the principal of, or any installment of interest on, any Note of such series or reduce the principal amount thereof the Note Rate specified thereon (except as provided in the related Indenture with respect to Notes that have an adjustable Note Rate), the redemption price with respect thereto or the earliest date on which any Notes of such Series may be redeemed at the option of the related Issuer, or change any place of payment where, or the coin or currency in which, any Note of such Series or any interest thereon is payable, or impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment, (b) reduce the percentage of the aggregate principal amount of the outstanding Notes of such Series, the consent of the holders of which is required for any such a supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with certain provisions of the indenture or of certain defaults thereunder and their consequences as provided for in the Indenture, (c) modify the provisions of the Indenture specifying the circumstances under which such a supplemental indenture may not change the provisions of the Indenture without the consent of the holders of each outstanding Note of such Series affected thereby, or the provisions of the Indenture with respect to certain remedies available in a Note Event of Default (as described below), except to increase any percentage specified therein or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected thereby, (d) modify or alter the provisions for the Indenture regarding the voting of Notes held by the related Issuer or an affiliate of the related Issuer, (e) permit the creation of any lien ranking prior to or on the parity with the lien of the Indenture with respect to any part of the property subject to a lien under the Indenture or terminate the lien of the Indenture on any property at any time subject thereto or deprive the holder of any Note of such Series of the security afforded by the lien of the Indenture, or (f) modify any of the provisions of the Indenture in such manner as to affect the rights of the holders of Notes of such Series to the benefits of any provisions for the redemption at the request of holders of Notes of such Series contained therein.

     The related Issuer and the respective Trustee may also enter into supplemental indentures, without obtaining the consent of the Owners of the Notes of such Series, to cure ambiguities or make minor corrections, to provide for the issuance of Notes in bearer or registered form or for the conversion of any outstanding Notes to or from bearer form and to do such other things as would not adversely affect the interests of the Owners of the Notes of such Series.

NOTE EVENTS OF DEFAULT

     Unless otherwise specified in the Prospectus Supplement relating to a given Series of Notes, a "Note Event of Default" with respect to any Series of Notes will be defined in the respective Indenture under which such Notes are issued as: (a) unless otherwise specified in the Prospectus Supplement for such Series, a default in the payment of interest on any Note of such Series when and as due and such failure continues for a period of two days; (b) a failure to pay the Notes of such Series in full on or before the date specified as the final scheduled Payment Date in the related Prospectus Supplement; (c) a default in the observance of certain negative covenants in the Indenture or in the observance of certain covenants relating to redemptions of Notes of such Series;
(d) a default in the observance of any other covenants of the Indenture, and the continuation of any such default for a specified period after notice to the related Issuer by the Trustee or to the related Issuer and the Trustee by the holders of at least 25% in principal amount of the Notes of such Series then outstanding; (e) any representation or warranty made by the related Issuer in the Indenture or in any security delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within a specified period after notice thereof is given to the related Issuer by the Trustee or by the holders of at least 25% in principal amount of the Notes of such Series then outstanding; or (f) certain events of bankruptcy, insolvency, receivership or reorganization of the related Issuer.

RIGHTS UPON NOTE EVENTS OF DEFAULT

     Unless otherwise specified in the Prospectus Supplement relating to a given Series of Notes, in case a Note Event of Default should occur and be continuing with respect to a Series of Notes, the Trustee may, and on request of holders of not less than 51% in principal amount of the Notes of such Series then outstanding shall, declare the principal of such Series of Notes to be due and payable. Such declaration may under certain circumstances be rescinded by the holders of a majority in principal amount of the Notes of such Series then outstanding.

     If, following a Note Event of Default, a Series of Notes has been declared to be due and payable, the Trustee may, in its discretion (provided that the holders of the Notes of such Series have not directed the Trustee to sell the assets included in the related Trust) refrain from selling such assets and continue to apply all amounts received on such assets to payments due on the Notes of such Series in accordance with their terms, notwithstanding the acceleration of the maturity of such Notes. The Trustee, however, must sell the assets included in the related Trust for such Series if collections in respect of such assets are determined to be insufficient to make all scheduled payments on Notes of such Series, in which case payments will be made on the Notes in the same manner as described in the next sentence with regard to instances in which such assets are sold. In addition, upon a Note Event of Default the Trustee may, in its discretion (provided that, unless the Note Event of Default relates to a default in payment of principal or interest, the Trustee must receive the consent of the holders of all outstanding Notes of such Series, and certain other conditions must be met), sell the assets included in the related Trust Estate for such Series, in which event the Notes of such Series will be payable pro rata out of the collections on, or the proceeds from the sale of, such assets and any overdue installments of interest on the Notes will, to the extent permitted by applicable law, bear interest at the highest stated interest rate borne by any Note of such Series.

     Subject to the provisions of the Indenture relating to the duties of the Trustee, in case a Note Event of Default shall occur and be continuing, the Trustee shall be under no obligation to exercise any of the rights and powers under the Indenture at the request or direction of any of the Noteholders, unless such Noteholders have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount of the outstanding Notes of a Series shall have the right to direct the time, method, and place of conducting any proceeding or any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series; and the holders of a majority in principal amount of the Notes of a Series then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of the holder of each outstanding Note affected thereby.

LIST OF NOTE OWNERS

     Unless otherwise specified in the prospectus Supplement relating to a given Series of Notes, three or more holders of the Notes of any Series (each of whom has owned a Note of such Series for at lease six months) may, by written request to the Trustee, obtain access to the list of all Note Owners of such Series maintained by the Trustee for the purpose of communicating with other such Note Owners with respect to their rights under the Indenture. The Trustee may elect not to afford the requesting Note Owners access to the list of Note Owners if it agrees to mail the desired communication or proxy, on behalf of the requesting Note Owners, to all Note Owners.

ANNUAL COMPLIANCE STATEMENT

     The related Issuer will be required to file annually with the Trustee a written statement as to the fulfillment of its obligations under the Indenture.

TRUSTEE'S ANNUAL REPORT

     The Trustee will be required to mail each year to all Owners of Notes a brief report relating to its eligibility and qualifications to continue as the Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the related Issuer to it in the Trustee's individual capacity, the property and funds physically held by the Trustee as such, any release, or release and substitution, of property subject to the lien of the Indenture that has not been previously reported, any additional Series of Notes not previously reported and any action taken by it which materially affects the Notes and which has not been previously reported.

SATISFACTION AND DISCHARGE OF INDENTURE

     The Indenture will be discharged with respect to the assets securing the Notes of a Series upon the delivery to the Trustee for cancellation of all of the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

REDEMPTION OF NOTES

     To the extent provided in the related Prospectus Supplement, the Notes of any Series may be (i) redeemed at the request of holders of such Notes; (ii) redeemed at the option of the related Issuer or another party specified in the related Prospectus Supplement; or (iii) subject to special redemption under certain circumstances. The circumstances and terms under which the Notes of a Series may be redeemed will be described in the related Prospectus Supplement.

REPORTS BY TRUSTEE TO NOTE OWNERS

     On each Payment Date, the Trustee will send a report to each Note Owners setting forth, among other things, the amount of such payment representing interest, the amount thereof, if any, representing principal and the outstanding principal amount of an individual Note after giving effect to the payments made on such Payment Date.

LIMITATION ON SUITS

     Unless otherwise specified in the Prospectus Supplement relating to a given Series of Notes, no Note Owners of any Series will have any right to institute any proceedings with respect to the Indenture unless (1) such holder has previously given written notice to the Trustee of a continuing Note Event of Default with respect to such Series; (2) the holders of at least 25% in principal amount of the Notes of such Series then outstanding have made written requests to the Trustee to institute proceedings in respect to such Note Event of Default in its own name as Trustee; (3) such holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (4) for a specified period after its receipt of such notice, request and offer of indemnity the Trustee has failed to institute any proceedings; and (5) no direction inconsistent with such written request has been given to the Trustee during such period by the holders of not less than 51% in principal amount of the Notes of such Series then outstanding.


                                 USE OF PROCEEDS

Substantially all the net proceeds to be received from the sale of each Series of Securities will be applied to the simultaneous purchase of the Mortgage Assets related to such Series (or to reimburse the amounts previously used to effect such a purchase), the establishment of any Reserve Fund or Pre-Funding Account the costs of carrying such Mortgage Assets until sale of the Securities and to pay other expenses.

                                  THE DEPOSITOR

     The   Depositor   will   have   no   ongoing   servicing   obligations   or
responsibilities with respect to any Mortgage Pool. The Depositor does not have, nor is it expected in the future to have, any significant net worth.

     The Depositor anticipates that it will acquire Mortgage Assets in the open market or in privately negotiated transactions, which may be through or from an affiliate. The Depositor will not receive any fees or other commissions in connection with its acquisition of Mortgage Assets or its sale of such Mortgage Assets to the Trust.

     Neither the Depositor nor any of its affiliates will insure or guarantee the Securities of any Series.


                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE ASSETS

     The following discussion contains summaries of certain legal aspects of mortgage loans and manufactured housing contracts which are general in nature. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

     Mortgages. The Mortgage Loans will be secured either by deeds of trust or mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to liens for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and homeowner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-homeowner called the trustor (similar to a mortgager), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage and, in some cases, the directions of the beneficiary.

     Cooperatives. Certain of the Mortgage Loans may be Cooperative Loans. The private, non-profit, cooperative apartment corporation owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative apartment building and or underlying land, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or in the case of a Trust including Cooperative Loans, the collateral securing the Cooperative Loans.

     The cooperative is owned by tenant-stockholders who, through ownership of stock shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lenders interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

FORECLOSURE

     Mortgages. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor or and any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lienholders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees' which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not protested by any of the parties defendant. However, when the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of judicial foreclosure, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage or deed of trust, accrued and unpaid interest and expenses of foreclosure. Thereafter, the lender will assume the burdens of ownership, including paying real estate taxes, obtaining casualty insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

     When the junior mortgagee or beneficiary under a junior deed of trust cures the default and state law allows it to reinstate or redeem by paying the full amount of the senior mortgage or deed of trust, then in those states the amount paid so to cure or redeem generally becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "Junior Liens; Rights of Senior Mortgagors or Beneficiaries" below.

     A sale conducted in accordance with the terms of the power of sale contained in a mortgage or deed of trust is generally presumed to be conducted regularly and fairly, and a conveyance of the real property by the trustee confers, in most states, legal title to the real property to the purchaser, free of all junior mortgages or deeds of trust and free of all other liens and claims subordinate to the mortgage or deed of trust under which the sale is made (with the exception of certain governmental liens). The purchaser's title is, however, subject to all senior liens, encumbrances and mortgages and may be subject to mechanic's and materialman's liens in some states. Thus, if the mortgage or deed of trust being foreclosed is a junior mortgage or deed of trust, the sheriff or trustee will convey title to the purchaser of the real property, subject to any existing first mortgage or deed of trust and any other prior liens and claims. The foreclosure of a junior mortgage or deed of trust, generally, will have an effect on the first mortgage or deed of trust, if the senior mortgage or deed of trust grants to the senior mortgagee or beneficiary the right to accelerate its indebtedness under a "due-on-sale" clause or "due on further encumbrance" clause contained in the senior mortgage or deed of trust. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     The proceeds received by the sheriff or trustee from the sale are applied pursuant to the terms of the deed of trust, which may require application first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. In some states, any surplus money remaining may be available to satisfy claims of the holders of junior mortgages or deeds of trust and other junior liens and claims in order of their priority, whether or not the mortgagor or trustee is in default, while in some states, any surplus money remaining may be payable directly to the mortgagor or trustor. Any balance remaining is generally payable to the mortgagor or trustor. Following the sale, in some states the mortgagee or beneficiary following a foreclosure of a mortgage or deed of trust may not obtain a deficiency judgment against the mortgagor or trustor. A junior lienholder whose rights in the property are terminated by the foreclosure by a senior lienholder will not share in the proceeds from the subsequent disposition of the property.

     Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's Certificate of Incorporation and Bylaws, as well as the proprietary lease or occupancy agreement, and may be canceled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owned by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     Junior Liens; Rights of Senior Mortgagees or Beneficiaries. Certain of the Mortgage Loans may be secured by mortgages or deeds of trust providing for junior (i.e., second, third, etc.) liens on the related Mortgaged Properties which are junior to the other mortgages or deeds of trust held by other lenders or institutional investors. The rights of the beneficiary under a junior deed of trust or as mortgagee under a junior mortgage are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive hazard insurance and condemnation proceeds and to cause the property securing the Mortgage Loans to be sold upon default of the mortgagor or trustor. As discussed more fully below, a junior mortgagee or beneficiary in some states may satisfy a defaulted senior loan in full and in some states may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the senior mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee or beneficiary.

     The forms of the mortgage or deed of trust used by most institutional lenders generally confer on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the bankruptcy is taken by condemnation, the mortgagee or beneficiary under the underlying first mortgage or deed of trust may have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the first mortgage or deed of trust. In those situations, proceeds in excess of the amount of first mortgage indebtedness generally may be applied to the indebtedness of a junior mortgage or trust deed.

     Other provisions typically found in the form of the mortgagee or deed of trust generally used by most institutional lenders obligate the mortgagor or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary typically is given the right under the mortgage or deed of trust to perform the obligation itself at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the trustor. All sums so expended by the mortgagee or beneficiary generally become part of the indebtedness secured by the mortgage or deed of trust

     Right of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property following foreclosure. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

     Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular fact of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor.

     The Code provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

     Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     Enforceability of Certain Provisions. Certain of the Mortgage Loans will contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of a loan if the borrower sells, transfers, or conveys the property. The enforceability of these clauses was the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     The Garn-St. Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St. Germain Act (including federal savings and loan associations and federal savings banks) may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St. Germain Act by the Federal Home Loan Bank Board as succeeded by the Office of Thrift Supervision (the "OTS"), also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. Any inability of the Depositor to enforce due-on-sale clauses may affect the average life of the Mortgage Loans and the number of Mortgage Loans that may be outstanding until maturity.

     Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower falling to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutory-prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

     The standard forms of note, mortgage and deed of trust generally contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under the Agreement, late charges (to the extent permitted by law and not waived by the Servicer) will be retained by the Servicer as additional servicing compensation.

     Adjustable Rate Loans. The laws of certain states may provide that mortgage notes relating to adjustable rate loans are not negotiable instruments under the UCC. In such event, the Trustee will not be deemed to be a "holder in due course," within the meaning of the UCC and may take such a mortgage note subject to certain restrictions on its ability to foreclose and to certain contractual defenses available to a mortgagor.

     Environmental Legislation. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or assumes active control over the operation or management of a property so as to be deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender (such as a Trust) to homeowners. In the event that title to a Mortgaged Property securing a Mortgage Loan in a Trust was acquired by the Trust and cleanup costs were incurred in respect of the Mortgaged Property, the Trust might realize a loss if such costs were required to be paid by the Trust.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Relief Act, a borrower who enters military service after the origination of a Mortgage Loan by such borrower (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation or similar limitations under state law could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans. In addition, the Relief Act imposes limitations which would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

     Any shortfalls in interest collections resulting from application of the Relief Act could adversely affect Securities.


                            LEGAL INVESTMENT MATTERS

     The Securities may constitute "mortgage related securities" for purposes of SMMEA, so long as they are rated in one of the two highest rating categories by the Rating Agency or Agencies identified in the related Prospectus Supplement and, as such, would be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including but not limited to state-chartered savings banks, commercial banks, saving and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or any State (including the District of Columbia and Puerto
Rico) whose authorized investments are subject to State regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, in all States which enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any of such entities with respect to "mortgage related securities," the Securities will constitute legal investments for entities subject to such legislation only to the extent provided in such legislation SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, bold or invest in any securities or require the sale or over disposition of any securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Louisiana, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia each enacted legislation overriding the exemption afforded by SMMEA prior to the October 4, 1991 deadline.

     Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of the Securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the OTS, the NCUA or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing the certificates. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 (the "Policy Statement"). The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC and the OTS with respect to the depository institutions that they regulate. The Policy Statement prohibits depository institutions from investing in certain "high-risk mortgage securities" except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. The NCUA issued final regulations effective December 2, 1991 that restrict and in some instances prohibit the investment by federal credit unions in certain types of mortgage related securities.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," or in securities which are issued in book-entry form.

     Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.


                              ERISA CONSIDERATIONS

     ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively, "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan.

     The United States Department of Labor (the "DOL") has issued regulations concerning the definition of what constitutes the assets of a Plan. (DOL Reg
Section 2510.3-101). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. In such case, the fiduciary making such an investment for the Plan could be deemed to have delegated his or her asset management responsibility, and the underlying assets and properties could be subject to ERISA reporting and disclosure. Certain exceptions to the regulation may apply in the case of a Plan's investment in the Securities, but the Depositor cannot predict in advance whether such exceptions apply due to the factual nature of the conditions to be met. Accordingly, because the Mortgage Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might give rise to a prohibited transaction under ERISA Sections 406 and 407 and be subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

     DOL Prohibited Transaction Exemption 83-1 ("PTE 83-1") exempts from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans involving the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by PTE.

     PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Owners against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan, (ii) the existence of a pool trustee who is not an affiliate of the sponsor, and (iii) a limitation on the amount of the payments retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor.

     Although the Trustee for any Series of Securities will be unaffiliated with the Depositor, there can be no assurance that the system of insurance or subordination will meet the general or specific conditions referred to above. In addition, the nature of a Trust's assets or the characteristics of one or more classes of the related Series of Securities may not be included within the scope of PTE 83-1 or any other class exemption under ERISA. The Prospectus Supplement will provide additional information with respect to the application of ERISA and the Code to the related Securities.

     Several underwriters of mortgage-backed securities have applied for and obtained ERISA prohibited transactions exemptions which are in some respects broader than PTE 83-1. Such exemptions can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. Several other underwriters have applied for similar exemptions. If such an exemption might be applicable to a Series of Securities, the related Prospectus Supplement will refer to such possibility.

     Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Securities must make its own determination as to whether the general and the specific conditions of PTE 83-1 have been satisfied or as to the availability of any other prohibited transaction exemptions Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     Any Plan proposing to invest in Securities should consult with its counsel to confirm that such investment will not result in a prohibited trans action and will satisfy the other requirements of ERISA and the Code.


                         FEDERAL INCOME TAX CONSEQUENCES

     The following is based upon the opinion of Arter & Hadden, special counsel to the Depositor with respect to the material federal income tax consequences of the purchase, ownership and disposition of Securities. Opinions of counsel are not binding on the IRS, however, and there is no assurance that the IRS could not challenge successfully the opinions of counsel. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Code, as well as final regulations concerning REMICs (the "REMIC Regulations") promulgated on December 23, 1992, and final regulations under Sections 1271 through 1273 and 1275 of the Code concerning debt instruments promulgated on January 27, 1994 (the "OID Regulations"). The Depositor intends to rely on the OID Regulations for all Securities offered pursuant to this Prospectus; however, investors should be aware that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Securities. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Securities. The Prospectus Supplement for each Series of Securities will discuss any special tax consideration applicable to any class of Securities of such Series, and the discussion below is qualified by any such discussion in the related Prospectus Supplement.

     For purposes of this opinion, where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Assets underlying a Series of Securities, references to the Mortgage Assets will be deemed to refer to that portion of the Mortgage Assets held by the Trust which does not include the fixed retained yield.

FEDERAL INCOME TAX CONSEQUENCES FOR REMIC SECURITIES

     General. With respect to a particular Series of Securities, an election may be made to treat the Trust or one or more trusts or segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust or a portion or portions thereof as to which one or more REMIC elections will be made will be referred to as a "REMIC Pool." For purposes of this discussion, Securities of a Series as to which one or more REMIC elections are made are referred to as "REMIC Securities" and will consist of one or more classes of "Regular Securities" and one class of "Residual Securities" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each Series of REMIC Securities, Arter & Hadden, special counsel to the Depositor, has advised the Depositor that in their opinion, assuming (i) the making of an appropriate election, (ii) compliance with the Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC and that if a Trust qualifies as a REMIC, the tax consequences to the Owners will be as described below. In such case, the Regular Securities will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Securities will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each Series of Securities will indicate whether one or more REMIC elections with respect to the related Trust will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool.

     Status of REMIC Securities. REMIC Securities held by a mutual savings bank or a domestic building and loan association (a "Thrift Institution") will constitute "qualifying real property loans" within the meaning of Code Section 593(d)(1) in the same proportion that the assets of the REMIC Pool would be so treated. REMIC Securities held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a) (19)(C) (xi) in the same proportion that the assets of the REMIC Pool would be treated as "loans secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C). REMIC Securities held by a real estate investment trust (a "REIT") will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest on the REMIC Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool constitute qualifying assets for Thrift Institutions and REITs, the REMIC
Securities will be treated entirely as qualifying assets for such entities. Moreover, the REMIC Regulations provide that, for purposes of Code Sections 593(d)(1) and 856(c)(5)(A), payments of principal and interest on the Mortgage Assets that are reinvested pending distribution to holders of REMIC Securities, constitute qualifying assets for such entities. Where two REMIC Pools are part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. Notwithstanding the foregoing, however, REMIC income received by a REIT owning a residual interest in a REMIC Pool could be treated in part as non-qualifying REIT income if the REMIC Pool holds Mortgage Assets with respect to which income is contingent on mortgagor profits or property appreciation. In addition, if the assets of the REMIC include buy-down Mortgage Assets, it is possible that the percentage of such assets constituting "qualifying real property loans" or "loans secured by an interest in real property" for purposes of Code Sections 593(d)(1) and 7701(a)(19)(C)(v), respectively, may be required to be reduced by the amount of the related buy-down funds. REMIC Securities held by a regulated investment company will not constitute "government securities" within the meaning of Code
Section 851(b)(4)(A)(i). REMIC Securities held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(i). REMIC Securities representing interests in obligations secured by manufactured housing treated as single family residences under Code Section 25(e)(10) will be considered interests in "qualified mortgages" as defined in Code Section 860E(a)(3).

     Qualification as a REMIC. In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis amount of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the Delivery Date (which for purposes of this discussion is the date of issuance of the REMIC Securities) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a "safe harbor" pursuant to which the de minimis requirement will be met if at all times the aggregate adjusted basis of any nonqualified assets (i.e., assets other than qualified mortgages and permitted investments) is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets.

     If a REMIC Pool fails to comply with one or more of the requirements of the Code for REMIC status during any taxable year, the REMIC Pool will not be treated as a REMIC for such year and thereafter. In this event, the classification of the REMIC Pool for federal income tax purposes is uncertain. The REMIC Pool might be entitled to treatment as a grantor trust under the rules described in "Federal Income Tax Consequences for Securities as to Which No REMIC Election Is Made." In that case, no entity-level tax would be imposed on the REMIC Pool. Alternatively, the Regular Securities may continue to be treated as debt instruments for federal income tax purposes; but the REMIC Pool could be treated as a taxable mortgage pool (a "TMP"). If the REMIC Pool is treated as a TMP, any residual income of the REMIC Pool (income from the Mortgage Assets less interest and original issue discount expense allocable to the Regular Securities and any administrative expenses of the REMIC Pool) would be subject to corporate income tax at the REMIC Pool level. On the other hand, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Securities may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR SECURITIES

     General. Payments received by holders of Regular Securities generally should be accorded the same tax treatment under the Code as payments received on ordinary taxable corporate debt instruments. In general, interest, original issue discount and market discount on a Regular Security will be treated as ordinary income to a holder of the Regular Security (the "Regular Owner") as they accrue, and principal payments on a Regular Security will be treated as a return of capital to the extent of the Regular Owner's basis in the Regular Security allocable thereto. Regular Owners must use the accrual method of accounting with regard to Regular Securities, regardless of the method of accounting otherwise used by such Regular Owners.

     Original Issue Discount. Regular Securities may be issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any class of Regular Securities having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The Depositor anticipates that the amount of original issue discount required to be included in a Regular Owner's income in any taxable year will be computed as described below.

     Each Regular Security (except to the extent described below with respect to a Regular Security on which distributions of principal are made in a single installment or upon an earlier distribution by lot of a specified principal amount upon the request of a Regular Owner or by random lot (a "Retail Class Security")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Owner's income. The total amount of original issue discount on a Regular Security is the excess of the "stated redemption price at maturity" of the Regular Security over its "issue price." The issue price of a Regular Security is the first price at which a substantial amount of Regular Securities of that class are first sold to the public. The Depositor will determine original issue discount by including the amount paid by an initial Regular Owner for accrued interest that relates to a period prior to the issue date of the Regular Security in the issue price of a Regular Security and will include in the stated redemption price at maturity any interest paid on the first Payment Date to the extent such interest is attributable to a period in excess of the number of days between the issue date and such first Payment Date. The stated redemption price at maturity of a Regular Security always includes the original principal amount of the Regular Security, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest." Qualified stated interest generally means stated interest that is unconditionally payable in cash or in property (other than debt instruments of the issuer) at least annually at (i) a single fixed rate, (ii) one or more qualified floating rates (as described below), (iii) a fixed rate followed by one or more qualified floating rates, (iv) a single objective rate (as described below) or (v) a fixed rate and an objective rate that is a qualified inverse floating rate. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain debt securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on such debt securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where debt securities do not provide for default remedies, the interest payments will be included in the debt security's stated redemption price at maturity and taxed as OID. Any stated interest in excess of the qualified stated interest is included in the stated redemption price at maturity. If the amount of original issue discount is "de minimis" as described below, the amount of original issue discount is treated as zero, and all stated interest is treated as qualified stated interest. Distributions of interest on Regular Securities with respect to which deferred interest will accrue may not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Securities includes all distributions of interest as well as principal thereon. Moreover, if the interval between the issue date and the first Payment Date on a Regular Security is longer than the interval between subsequent Payment Dates (and interest paid on the first Payment Date is less than would have been earned if the stated interest rate were applied to outstanding principal during each day in such interval), the stated interest distributions on such Regular Security technically do not constitute qualified stated interest. In such case a special rule, applying solely for the purpose of determining whether original issue discount is de minimis, provides that the interest shortfall for the long first period (i.e., the interest that would have been earned if interest had been paid on the first Payment Date for each day the Regular Security was outstanding) is treated as made at a fixed rate if the value of the rate on which the payment is based is adjusted in a reasonable manner to take into account the length of the interval. Regular Owners should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Regular Security.

     Under a de minimis rule, original issue discount on a Regular Security will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Security multiplied by the weighted average maturity of the Regular Security. For this purpose, the weighted maturity of the Regular Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Security and the denominator of which is the stated redemption price at maturity of the Regular Security. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Assets and the anticipated reinvestment rate, if any, relating to the Regular Securities (the "Prepayment Assumption"). The Prepayment Assumption with respect to a Series of Regular Securities will be set forth in the related Prospectus Supplement. The holder of a debt instrument includes any de minimis original issue discount in income pro rata as stated principal payments are received.


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

     Of the total amount of original issue discount on a Regular Security, the Regular Owner generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Security accrued during an accrual period for each day on which he holds the Regular Security, including the date of purchase but excluding the date of disposition. Although not free from doubt, the Depositor intends to treat the monthly period ending on the day before each Payment Date as the accrual period, rather than the monthly period corresponding to the prior calendar month. With respect to each Regular Security, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Payment Date on the Regular Security. For a Regular Security, original issue discount is to be calculated initially based on a schedule of maturity dates that takes into account the level of prepayments and an anticipated reinvestment rate that are most likely to occur, which is expected to be based on the Prepayment Assumption. The original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of
(a) the present value of all of the remaining distributions to be made on the Regular Security as of the end of that accrual period that are included in the Regular Security's stated redemption price at maturity and (b) the distributions made on the Regular Security during the accrual period that are included in the Regular Security's stated redemption price at maturity over (ii) the adjusted issue price of the Regular Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Security at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Security at the beginning of any accrual period equals the issue price of the Regular Security, increased by the aggregate amount of original issue discount with respect to the Regular Security that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Security's stated redemption price at maturity that were made on the Regular Security in such prior period. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Owner generally will increase to take into account prepayments on the Regular Securities as a result of prepayments on the Mortgage Assets or that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. In the event of a change in circumstances that does not result in a substantially contemporaneous pro rata prepayment, the yield and maturity of the Regular Securities are redetermined by treating the Regular Securities as reissued on the date of the change for an amount equal to the adjusted issue price of the Regular Securities. To the extent specified in the applicable Prospectus Supplement, an increase in prepayments on the Mortgage Assets with respect to a Series of Regular Securities can result in both a change in the priority of principal payments with respect to certain classes of Regular Securities and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Securities.

     A purchaser of a Regular Security at a price greater than the issue price also will be required to include in gross income the daily portions of the original issue discount on the Regular Security. With respect to such a purchaser, the daily portion for any day is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such purchaser for the Regular Security exceeds the sum of the issue price and the aggregate amount of original issue discount that would have been includible in the gross income of an original holder of the Regular Security who purchased the Regular Security at its issue price, less any prior distributions included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for such Regular Security (computed in accordance with the rules set forth above) for all days after the date of purchase and ending on the date on which the remaining principal amount of such Regular Security is expected to be reduced to zero under the Prepayment Assumption.

     A Owner may elect to include in gross income all stated interest, original issue discount, de minimis original issue discount, market discount (as described below under "Market Discount"), de minimis market discount and unstated interest (as adjusted for any amortizable bond premium or acquisition premium) currently as it accrues using the constant yield to maturity method. If this election is made, the holder is treated as satisfying the requirements for making the elections with respect to amortization of premium and current inclusion of market discount, each as described under "Premium" and "Market Discount" below.

     Variable Rate Regular Securities. Regular Securities may provide for interest based on a variable rate. The OID Regulations provide special rules for variable rate instruments that meet three requirements. First, the noncontingent principal payments may not exceed the instrument's issue price by more than a specified amount equal to the lesser of (i) .015 multiplied by the product of the total noncontingent payments and the weighted average maturity or (ii) 15% of the total noncontingent principal payments. Second, the instrument must provide for stated interest (compounded or paid at least annually) at (i) one or more qualified floating rates, (ii) a single fixed rate followed by one or more qualified floating rates, (iii) a single objective rate or (iv) a single fixed rate and a single objective rate that is a qualified inverse floating rate. Third, the instrument must provide that each qualified floating rate or objective rate in effect during an accrual period is set at a current value of that rate (one occurring in the interval beginning three months before and ending one year after the rate is first in effect on the Regular Security). A rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds. Generally, neither (i) a multiple of a qualified floating rate in excess of a fixed multiple that is greater than zero but not more than 1.35 (and increased or decreased by a fixed rate) nor (ii) a cap or floor that is likely to cause the interest rate on a Regular Security to be significantly less or more than the overall expected return on the Regular Security is considered a qualified floating rate. An objective rate is a rate based on changes in the price of actively traded property or an index of such prices or is a rate based on (including multiples of) one or more qualified floating rates. An objective rate is a qualified inverse floating rate if the rate is equal to a fixed rate minus a qualified floating rate and variations in such rate can reasonably be expected to reflect inversely contemporaneous variations in the cost of newly borrowed funds. A rate will not be an objective rate if it is reasonably expected that the average rate during the first half of the instrument's term will be significantly more or less than the average rate in the final term. An objective rate must be determined according to a single formula that is fixed throughout the term of the Regular Security and is based on objective financial information or economic information; however, a objective rate does not include a rate based on information that is in the control of the issuer or that is unique to the circumstances of a related party. Stated interest on a variable rate debt instrument is qualified stated interest if the interest is unconditionally payable in cash or property at least annually.

     In general, the determination of original issue discount and qualified stated interest on a variable rate debt instrument is made by converting the debt instrument into a fixed rate debt instrument and then applying the general original issue discount rules described above to the instrument. If a variable rate debt instrument provides for stated interest at a single qualified floating rate or objective rate, all stated interest is qualified stated interest and the amount of original issue discount, if any, is determined by assuming the variable rate is a fixed rate equal to (a) in the case of a qualified floating or inverse floating rate, the value, as of the issue date, of the qualified floating inverse floating rate or (b) in the case of an objective rate (other than a qualified inverse floating rate), a fixed rate that reflects the yield that is reasonably expected for the debt instrument. For all other variable rate debt instruments, the amount of interest and original issue discount accruals are determined using the following steps. First, a fixed rate substitute for each variable rate under the debt instrument is determined. In general, the fixed rate substitute is a fixed rate equal to the rate of the applicable type of variable rate as of the issue date. Second, an equivalent fixed rate debt instrument is constructed using the fixed rate substitute(s) in lieu of the variable rates and keeping all other terms identical. Third, the amount of qualified stated interest and original issue discount with respect to the equivalent fixed rate debt instrument are determined under the rules for fixed rate debt instruments. Finally, appropriate adjustments for actual variable rates are made during the term by increasing or decreasing the qualified stated interest to reflect the amount actually paid during the applicable accrual period as compared to the interest assumed to be accrued or paid under the equivalent fixed rate debt instrument. If there is no qualified stated interest under the equivalent fixed rate debt instrument, the adjustment is made to the original issue discount for the period.

     The application of the OID Regulations to variable rate debt instruments is limited and may not apply to some Regular Securities having variable rates. In that event, the provisions of regulations issued on June 11, 1996,


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

applicable to instruments having contingent payments, may apply to those Regular Securities. The application of those provisions to instruments such as variable rate Regular Securities is subject to varying interpretations. Prospective purchasers of variable rate Regular Securities are advised to consult their tax advisers concerning the tax treatment of such Regular Securities.

     Market Discount. A purchaser of a Regular Security also may be subject to the market discount rules of Code Sections 1276 through 1278. Under these sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which a subsequent purchaser's initial basis in the Regular Security (i) is exceeded by the stated redemption price at maturity of the Regular Security or (ii) in the case of a Regular Security having original issue discount, is exceed by the sum of the issue price of such Regular Security plus any original issue discount that would have previously accrued thereon if held by an original Regular Owner (who purchased the Regular Security at its issue price), in either case less any prior distributions included in the stated redemption price at maturity of such Regular Security. Such purchaser generally will be required to recognize accrued market discount as ordinary income as distributions includible in the stated redemption price at maturity of such Regular Security are received in an amount not exceeding any such distribution. That recognition rule would apply regardless of whether the purchaser is a cash-basis or accrual-basis taxpayer. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Security issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Security as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Security over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Security for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Security is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Owner may elect to include market discount in income currently as it accrues in all market discount instruments acquired by such Regular Owner in that taxable year or thereafter, in which case the interest deferral rule will not apply. In Revenue Procedure 92-67, the Internal Revenue Service set forth procedures for taxpayers (1) electing under Code Section 1278(b) to include market discount in income currently, (2) electing under rules of Code Section 1276(b) to use a constant interest rate to determine accrued market discount on a bond where the holder of the bond is required to determine the amount of accrued market discount at a time prior to the holder's disposition of the bond, and (3) requesting consent to revoke an election under Code Section 1278(b).

     By analogy to the OID Regulations, market discount with respect to a Regular Security will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Security multiplied by the weighted average maturity of the Regular Security (determined as described above under "Original Issue Discount") remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto.

     Premium. A Regular Security purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Owner holds such Regular Security as a "capital asset" within the meaning of Code Section 1221, the Regular Owner may elect under Code
Section 171 to amortize such premium under a constant yield method that reflects compounding based on the interval between payments on the Regular Securities. This election, once made, applies to all obligations held by the


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

taxpayer at the beginning of the first taxable year to which such section applies and to all taxable debt obligations thereafter acquired and is binding on such taxpayer in all subsequent years. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Securities. On June 27, 1996, the IRS published proposed regulations (the "Proposed Premium Regulations") covering the amortization of bond premiums. The Proposed Premium Regulations describe the constant yield method for amortizing premium and provide the Regular Owner may offset the premium against corresponding interest income only as that interest income is taken into account under the Regular Owner's method of accounting. For instruments that may be called or prepaid prior to maturity, a Regular Owner will be deemed to exercise its option and an issuer will be deemed to exercise its redemption right in a manner that maximizes the Regular Owner's yield. The Proposed Premium Regulations are proposed to be effective for debt instruments acquired on or after the date 60 days after final regulations are issued. A Regular Owner may elect to amortize bond premium under the Proposed Premium Regulations for the taxable year containing the effective date, with the election applying to all the Regular Owner's debt instruments held on the first day of that taxable year. The Proposed Premium Regulations are subject to further administrative action before becoming effective, if at all, and may be modified before their becoming effective. Purchasers who pay a premium for their Regular Securities should consult their tax advisors regarding the election to amortize premium and the method to be employed.

     Sale or Exchange of Regular Securities. If a Regular Owner sells or exchanges a Regular Security, the Regular Owner will recognize gain or loss equal to the difference, if any, between the amount received and his adjusted basis in the Regular Security. The adjusted basis of a Regular Security generally will equal the cost of the Regular Security to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Security and reduced by amounts included in the stated redemption price at maturity of the Regular Security that were previously received by the seller and by any amortized premium.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Security realized by an investor who holds the Regular Security as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Security has been held for the long-term capital gain holding period (currently more than one year). Gain from the disposition of a Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the gross income of the holder if his yield on such Regular Security were 110% of the applicable Federal rate under Code Section 1274(d) as of the date of purchase over (ii) the amount of income actually includible in the gross income of such holder with respect to the Regular Security. In addition, gain or loss recognized from the sale of a Regular Security by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). The current maximum tax rate for individuals on the excess of net long-term capital gain over net short-term capital loss is 28%; however, Congress is considering tax legislation which would reduce that rate.

TAXATION OF RESIDUAL SECURITIES

     Taxation of REMIC Income. Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Securities ("Residual Owners") and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Owner are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Owners in proportion to their respective holdings of Residual Securities in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using a calendar year and the accrual method of accounting, except that (i) the limitation on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. REMIC taxable income generally means the REMIC Pool's gross income, including interest, original


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

issue discount income and market discount income, if any, on the Mortgage Assets, plus income on reinvestment of cashflows and reserve assets, minus deductions, including interest and original issue discount expense on the Regular Securities, servicing fees on the Mortgage Assets and other administrative expenses of the REMIC Pool, amortization of premium, if any, with respect to the Mortgage Assets, and any tax imposed on the REMIC's income from foreclosure property. The requirement that Residual Owners report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Securities of any class of the related Series outstanding.

     The taxable income recognized by a Residual Owner in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Assets, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Securities, on the other hand. Because of the way REMIC taxable income is calculated, a Residual Owner may recognize "phantom" income (i.e., income recognized for tax purposes in excess of income as determined under financial accounting or economic principles) which will be matched in later years by a corresponding tax loss or reduction in taxable income, but which could lower the yield to Residual Owners due to the lower present value of such future loss or reduction. For example, if an interest in the Mortgage Assets is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Assets is prepaid, the Residual Owner may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Securities and (ii) the discount income on the Mortgage Loan which is includible in the REMIC's taxable income may exceed the discount deduction allowed to the REMIC upon such distributions on the Regular Securities. When there is more than one class of Regular Securities that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Securities when distributions in reduction of principal are being made in respect of earlier maturing classes of Securities to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized in general, losses would be allowed in later years as distributions on the later classes of Regular Securities are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a Series of Regular Securities, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Securities, where interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Owners must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income. Prospective investors should be aware, however, that a portion of such income may be ineligible for offset by such investor's unrelated deductions. See the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income; Excess Inclusions." The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a Series of Securities, may have a significant adverse effect upon the Residual Owners after-tax rate of return. In addition, a Residual Owner's taxable income during certain periods may exceed the income reflected by such Owner for such periods in accordance with generally accepted accounting principles. Investors should consult their own advisors concerning the proper tax and accounting treatment of their investment in Residual Securities.

     Basis and Losses. The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Owner is limited to the adjusted basis of the Residual Security as of the close of the quarter (or time of disposition of the Residual Security if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Security is the amount paid for such Residual Security. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Owner and decreased by the amount of loss of the REMIC Pool reportable by the Residual Owner. A cash distribution from the REMIC Pool also will reduce such adjusted basis (but not below zero). Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Owner as to whom such loss was disallowed and may be used by such Residual Owner only to offset any income generated by the same REMIC Pool. Residual Owners should consult their tax advisors about other limitations on the deductibility of net losses that may apply to them.


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

     A Residual Owner will not be permitted to amortize directly the cost of its Residual Security as an offset to its share of the taxable income of the related REMIC Pool. However, such taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Securities over their life. However, in view of the possible acceleration of the income of Residual Owners described above under "Taxation of REMIC Income," the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Securities.

     If a Residual Security has a negative value, it is not clear whether its issue price would be considered to be zero or such negative amount for purposes of determining the REMIC Pool's basis in its assets. The REMIC Regulations do not address whether residual interests could have a negative basis and a negative issue price. The Depositor does not intend to treat a class of Residual Securities as having a value of less than zero for purposes of determining the bases of the related REMIC Pool in its assets.

     Further, to the extent that the initial adjusted basis of Residual Owner (other than an original holder) in the Residual Security is greater than the corresponding portion of the REMIC Pool's basis in the Mortgage Assets, the Residual Owner will not recover a portion of such basis until termination of the REMIC Pool unless Treasury regulations yet to be issued provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations do not so provide. See "Treatment of Certain Items of REMIC Income and Expense - Market Discount" below regarding the basis of Mortgage Assets to the REMIC Pool and "Sale or Exchange of Residual Securities" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

     Mark to Market Rules

     Prospective purchasers of a Residual Security should be aware that on December 24, 1996, the Internal Revenue Service issued final regulations (the "Mark to Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that for purposes of this mark-to-market requirement, a Residual Security acquired after January 4, 1995, is not treated as a security and thus may not be marked to market.


TREATMENT OF CERTAIN ITEMS OF REMIC INCOME AND EXPENSE

     Original Issue Discount. Generally, the REMIC Pool's deductions for original issue discount will be determined in the same manner as original issue discount income on Regular Securities as described above under "Taxation of Regular Securities - Original Issue Discount" and "Variable Rate Regular Securities," without regard to the de minimis rule described therein.

     Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Assets if, in general, the basis of the REMIC Pool in such Mortgage Assets is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Assets is generally the fair market value of the Mortgage Assets immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool. In respect of Mortgage Assets that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently by the REMIC as an item of ordinary income. Market discount income generally should accrue in the manner described above under "Taxation of Regular Securities - Market Discount." However, the rules of Code Section 1276 concerning market discount income will not apply in the case of Mortgage Assets originated on or prior to July 18, 1984, if any. With respect to such Mortgage Assets market discount is generally includible in REMIC taxable income or ordinary gross income pro rata as principal payments are received. Under another interpretation of the Code and relevant legislative history, market discount on such Mortgage Assets might be required to be recognized currently by the REMIC, in the same manner that market discount would be recognized with respect to Mortgage Assets originated after July 18, 1984. Under that method, a REMIC would tend to recognize market discount more rapidly than it would otherwise. In either case, the deduction of a portion of the interest expense on the Regular Securities allocable to such discount may be deferred until such discount is included in income, and any gain on the sale or exchange thereof will be treated as ordinary income to the extent of the deferred interest deductible at that time.

     Premium. Generally, if the basis of the REMIC Pool in the Mortgage Assets exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Assets at a premium equal to the amount of such excess. As stated above,the REMIC Pool's basis in the Mortgage Assets is the fair market value of the Mortgage Assets, based on the aggregate of the issue prices of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Securities - Premium," a person that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code
Section 171 to amortize premium on Mortgage Assets originated after September 27, 1985 under a constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Assets, rather than as a separate deduction item. Because substantially all the mortgagors with respect to the Mortgage Assets are expected to be individuals, Code Section 171 will not be available. Premium on Mortgage Assets may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Internal Revenue Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

     Limitations on Offset or Exemption of REMIC Income; Excess Inclusions. A portion of the income allocable to a Residual Security (referred to in the Code as an "excess inclusion") for any calendar quarter, with an exception discussed below for certain thrift institutions, will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) cannot, except as described below, be offset by any unrelated losses or loss carryovers of a Residual Owner, (ii) will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the Residual Owner is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a Residual Owner that is a foreign investor, as further discussed in "Taxation of Certain Foreign Investors - Residual Securities" below. Except as discussed below with respect to excess inclusions from Residual Securities without "significant value." Members of an affiliated group are treated as one corporation for purposes of applying the limitation on offset of excess inclusion income. The Small Business Protection Act of 1996 (the "1996 Act") eliminated a special rule that permitted thrift institutions to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Securities with significant value for taxable years beginning after December 31, 1995 (subject to exceptions for certain certificates held continuously since November 1, 1995). The 1996 Act also provides new rules affecting the determination of alternative maximum taxable income ("AMTI") of a Residual Owner. First, AMTI is calculated without regard to the special rule that taxable income cannot be less than excess inclusion income for the year. Second, AMTI cannot be less than excess inclusion income for the year. Finally, any AMTI net operating loss deduction is computed without regard to excess inclusion income. These new rules are effective for tax years beginning after December 31, 1986, unless a Residual Owner elects to have the rules apply only to tax years ending after August 20, 1996.

     Except as discussed in the following paragraph, with respect to excess inclusions from Residual Securities without "significant value," for any Residual Owner, the excess inclusion for any calendar quarter is the excess, if any, of (i) the income of such Residual Owner for that calendar quarter from its Residual Security over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the Residual Owner holds such Residual Security. For this purpose, the daily accruals with respect to a Residual Security are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" (as defined below) of the Residual Security at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the Residual Security is issued. For this purposes the "adjusted issue price" of a Residual Security at the beginning of any calendar quarter equals the issue price of the Residual Security (adjusted for contributions), increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the Residual Security before the beginning of such quarter. The Federal long-term rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     The Code provides that to the extent provided in regulations, as an exception to the general rule described above, the entire amount of income accruing on a Residual Security will be treated as an excess inclusion if the Residual Securities in the aggregate are considered not to have "significant value." The Treasury Department has not yet provided regulations in this respect and the REMIC Regulations did not adopt this rule. However, the exception from the excess inclusion rules applicable to thrift institutions does not apply if the Residual Securities do not have significant value. Under the REMIC Regulations, the Residual Securities will have significant value if: (i) the aggregate of the issue prices of the Residual Securities is at least two percent of the aggregate issue prices of all Regular Securities and Residual Securities in the REMIC and (ii) the anticipated weighted average life of the Residual Securities is at least 20 percent of the REMIC's anticipated weighted average life based on the prepayment and reinvestment assumptions used in pricing the transaction and any recognized or permitted clean up calls or any required qualified liquidation. Although not entirely clear, the REMIC Regulations indicate that the significant value determination is made only on the Startup Day. The anticipated weighted average life of a Residual Security with a principal balance and a market rate of interest is computed by multiplying the amount of each expected principal payment by the number of years (or portions thereof) from the Startup Day, adding these sums and dividing by the total principal expected to be paid on such Residual Security based on the relevant prepayment assumption and expected reinvestment income. The anticipated weighted average life of a Residual Security with either no specified principal balance or a principal balance and rights to interest payments disproportionate to such principal balance, would be computed under the formula described above but would include all payments expected on the Residual Security instead of only the principal payments. The anticipated weighted average life of a REMIC is a weighted average of the anticipated weighted average lives of all classes of interest in the REMIC.

     Under Treasury regulations to be promulgated, a portion of the dividends paid by a REIT which owns a Residual Security are to be designated as excess inclusions in an amount corresponding to the Residual Security's allocable share of the excess inclusions. Similar rules apply in the case of regulated investment companies, common trust funds and cooperatives. Thus, investors in such entities which own a Residual Security will be subject to the limitations on excess inclusions described above. The REMIC Regulations do not provide guidance on this issue.

TAX-RELATED RESTRICTIONS ON TRANSFER OF RESIDUAL SECURITIES

     Disqualified Organizations. If legal title or beneficial interest in a Residual Security is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Security for periods after the transfer and (ii) the highest marginal federal corporate income tax rate. The REMIC Regulations provide that the anticipated excess inclusion are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value discount rate equals the applicable Federal rate under Code
Section 1274(d) that would apply to a debt instrument that was issued on the date the Disqualified Organization acquired the Residual Security and whose term ended on the close of the last quarter in which excess inclusion was expected to accrue with respect to the Residual Security. Such a tax generally would be imposed on the transferor of the Residual Security, except that where such transfer is through an agent (including a broker, nominee, or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Security would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the Residual Security and the transferor pays income tax at the highest corporate rate on the excess inclusion for the period the Residual Security is actually held by the Disqualified Organization.

     In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Security during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that (i) states under penalty of perjury that it is not a Disqualified Organization or (ii) furnishes a social security number and states under penalties of perjury that the social security number is that of the transferee, provided that during the period such person is the record holder of the Residual Security, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511 and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations yet to be issued, any person holding an interest in a Pass- Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

     The Agreement with respect to a Series of Securities will provide that neither legal title nor beneficial interest in a Residual Security may be transferred or registered unless (i) the proposed transferee provides to the Depositor and the Trustee an affidavit to the effect that such transferee is not a Disqualified Organization, is not purchasing such Residual Securities on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof) and is not an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Security with respect to a Series will have a legend referring to such restrictions on transfer, and each Residual Owner will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Internal Revenue Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. Under the REMIC Regulations certain transfers of Residual Securities are disregarded, in which case the transferor continues to be treated as the owner of the Residual Securities and thus continues to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the Final REMIC Regulations, a transfer of a Noneconomic Residual Interest (defined below) to a Residual Owner (other than a Residual Owner who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "Noneconomic Residual Interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest federal corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations." A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferor would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. Under the REMIC Regulations, a transferor is presumed not to have improper knowledge if (i) the transferor conducted,


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

at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferor will not continue to pay its debts as they come due in the future; and (ii) the transferee represents to the transferor that it understands that, as the holder of the Noneconomic Residual Interest, the transferee may incur tax liabilities in excess of any cash flows generated by the residual interest and that the transferee intends to pay taxes associated with holding of residual interest as they become due. The Agreement will require the transferee of a Residual Security to state as part of the affidavit described above under the heading "Disqualified Organizations" that such transferee (i) has historically paid its debts as they come due, (ii) intends to continue to pay its debts as they come due in the future, (iii) understands that, as the holder of a Noneconomic Residual Interest, it may incur tax liabilities in excess of any cash flows generated by the Residual Security, and (iv) intends to pay any and all taxes associated with holding the Residual Security as they become due. The transferor must have no reason to believe that such statement is untrue.

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Security that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Security is deemed to have tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each excess inclusion, (i) the REMIC Pool will distribute to the transferee residual interest holder an amount that will equal at least 30% of the excess inclusions and (ii) that each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. If the non-U.S. Person transfers the Residual Security back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The Prospectus Supplement relating to a Series of Securities may provide that a Residual Security may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

SALE OR EXCHANGE OF A RESIDUAL SECURITY

     Upon the sale or exchange of a Residual Security, the Residual Owner will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Securities - Basis and Losses") of such Residual Owner in such Residual Security at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Owner will have taxable income to the extent that any cash distribution to him from the REMIC Pool exceeds such adjusted basis on that Payment Date. Such income will be treated as gain from the sale or exchange of the Residual Security. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Owner's Residual Security, in which case, if the Residual Owner has an adjusted basis in his Residual Security remaining when his interest in the REMIC Pool terminates, and if he holds such Residual Security as a capital asset under Code Section 1221, then he will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to disposition of Residual Securities. Consequently, losses on dispositions of Residual Securities will be disallowed where the seller of the Residual Security, during the period beginning six months before the sale or disposition of the Residual Security and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Security.


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TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

     Prohibited Transactions. Net income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Owners, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or
(iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Securities as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Securities is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan. The REMIC Regulations also provide that the modification of mortgage loans underlying Mortgage-Backed Securities will not be treated as a modification of the Mortgage-Backed Securities, provided that the trust including the was not created to avoid prohibited transaction rules.

     Contributions to the REMIC Pool After the Startup Day. In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Owner, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

     Net Income from Foreclosure Property. The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by the REMIC Pool through foreclosure or deed in lieu of foreclosure would be treated as "foreclosure property" for a period of two years, with possible extensions. Net income from foreclosure property generally means (i) gain from the sale of a foreclosure property that is inventory property and (ii) gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

LIQUIDATION OF THE REMIC POOL

     If a REMIC Pool and the Trustee adopt a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i) and sell all of the REMIC Pool's assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will recognize no gain or loss on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims against the REMIC Pool) to holders of Regular Securities and Residual Owners within the 90-day period.

ADMINISTRATIVE MATTERS

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Owner for an entire taxable year, the REMIC Pool generally will be subject to the procedural and


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

administrative rules of the Code applicable to partnerships, including the determination by the Internal Revenue Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Depositor or other designated Residual Owners will be obligated to act as "tax matters person," as defined in applicable Treasury regulations, with respect to the REMIC Pool. If the Code or applicable Treasury regulations do not permit the Depositor to act as tax matters person in its capacity as agent of the Residual Owners, the Residual Owner chosen by the Residual Owners or such other person specified pursuant to Treasury regulations will be required to act as tax matters person.

     Treasury regulations provide that a holder of a Residual Security is not required to treat items on its return consistently with their treatment on the REMIC Pool's return if a holder owns 100% of the Residual Securities for the entire calendar year. Otherwise, each holder of a Residual Security is required to treat items on its return consistently with their treatment on the REMIC Pool's return, unless the holder of a Residual Security either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Pool. The Service may assess a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Pool level.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

     An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000, adjusted yearly for inflation ($50,000, adjusted yearly for inflation, in the case of a married individual filing a separate return), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for servicing fees and all administrative and other expenses relating to the REMIC Pool or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Securities either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Securities in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Securities, as well as holders of Residual Securities, where such Regular Securities are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Owner's income, determined on a daily basis, bears to the income of all holders of Regular Securities and Residual Securities with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Securities (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Securities that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Securities.

TAXATION OF CERTAIN FOREIGN INVESTORS

     Regular Securities. Interest, including original issue discount, distributable to Regular Owners who are nonresident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Sections 1441 or 1442, with


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an appropriate  statement,  signed under  penalties of perjury,  identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Security is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Security is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Security. The term "Non-U.S. Person" means any person who is not a U.S. Person.

     Residual Securities. The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Owners who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Owners qualify as "portfolio interest," subject to the conditions described in "Regular Securities" above, but only to the extent that (i) the Mortgage Assets were issued after July 18, 1984 and (ii) the Trust fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Security relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, Mortgage Assets will not be, but regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Owner will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "Taxation of Residual Securities - Limitations on Offset or Exemption of REMIC Income; Excess Inclusions." If the amounts paid to Residual Owners who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Security is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Securities - Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential." Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Securities.

     On April 22, 1996, the IRS issued proposed regulations which, if adopted in final form, could have an effect on the United States' taxation of foreign investors in Regular Securities or Residual Securities. The proposed regulations would apply to payments after December 31, 1997. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Securities.

BACKUP WITHHOLDING

     Distributions made on the Regular Securities, and proceeds from the sale of the Regular Securities to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Owner complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Security, or such Owner is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Securities would be refunded by the Internal Revenue Service or allowed as a credit against the Regular Owner's federal income tax liability.

REPORTING REQUIREMENTS

     Reports of accrued interest and original issue discount will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Securities or beneficial owners who own Regular Securities through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Securities (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts,


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investment  companies,  common trust funds,  thrift  institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to a particular Series of Regular Securities. Holders through nominees must request such information from the nominee. Treasury regulations provide that information necessary to compute the accrual of any market discount on the Regular Securities must be furnished for calendar years beginning after 1990.

     The Internal Revenue Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Owner by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Owners, furnished annually, if applicable, to holders of Regular Securities, and filed annually with the Internal Revenue Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Owners, furnished annually to holders of Regular Securities, and filed annually with the Internal Revenue Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Federal Income Tax Consequences for REMIC Securities," above."

FEDERAL INCOME TAX CONSEQUENCES FOR SECURITIES AS TO WHICH NO REMIC ELECTION IS MADE

     Arter & Hadden, special counsel to the Depositor, is of the opinion that if a Trust does not elect REMIC status and is not treated as a partnership, and if the Securities are not treated as debt for federal tax purposes, the tax consequences to the Owners will be as described below.

STANDARD SECURITIES

     General. If no election is made to treat a Trust (or a segregated pool of assets therein) with respect to a Series of Securities as a REMIC, the Trust may be classified as a grantor trust under subparagraph E, Part 1 of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Where there is no fixed retained yield with respect to the Mortgage Assets underlying the Securities of a Series, and where such Securities are not designated as Debt Certificates, as described under "Debt Certificates," as Stripped Securities, as described below under "Stripped Securities" or as Partnership Interests described under "Taxation of Securities Classified as Partnership Interests," the holder of each such "Standard Security" in such Series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust represented by his Security and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Assets, subject to the discussion below under "Recharacterization of Servicing Fees." Accordingly, the Owner of a Security of a particular Series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Assets, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by or on behalf of the Trust, in accordance with such Owner's method of accounting. A Owner generally will be able to deduct its share of servicing fees and all administrative and other expenses of the Trust in accordance with his method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust. However, investors who are individuals, estates or trusts who own Securities, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for servicing fees and all such administrative and other expenses of the Trust, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code
Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000, adjusted yearly for inflation ($50,000, adjusted yearly for inflation, in the case of a married individual filing a separate return), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result such investors holding Securities, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate


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amount of cash  received  on such  Securities  with  respect to  interest at the pass-through rate on such Securities or discount thereon. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Assets underlying a Series of Securities or where the servicing fees are in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Securities" and "Premium and Discount - Recharacterization of Servicing Fees," respectively.

     Tax Status. Subject to the discussion below, Arter & Hadden, special counsel to the Depositor, is of the opinion that:

          1. A Standard Security owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Assets represented by that Security is of the type described in such section.

          2. A Standard Security owned by a financial institution described in Code Section 593(a) will be considered to represent "qualifying real property loans" within the meaning of Code Section 592(d)(1), provided that the real property securing the Mortgage Assets represented by that Security is of the type described in such section.

          3. A Standard Security owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code
     Section 856(C) (5) (A) to the extent that the assets of the related Trust consist of qualified assets, and interest income on such assets will he considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

          4. A Standard Security owned by a REMIC will be considered to represent an "obligation (including any participation or certificate of beneficial ownership therein) which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

     An issue arises as to whether buy-down Mortgage Assets may be characterized in their entirety under the Code provisions cited in the immediately preceding paragraph. Code Section 593(d)(l)(C) provides that the term "qualifying real property loan" does not include a loan "to the extent secured by a deposit in or share of the taxpayer." The application of this provision to a buy-down fund with respect to a buy-down Mortgage Loan is uncertain, but may require that a taxpayer's investment in a buy-down Mortgage Loan be reduced by the buy-down fund. As to the treatment of buy-down Mortgage Assets as "qualifying real property loans" under Code Section 593(d)(i) if the exception of Code Section 593(d)(1)(C) is inapplicable, as "loans . . . secured "by an interest in real property" under Code Section 7701(a)(19)(C)(v), as "real estate assets" under Code Section 856(c)(5)(A), and as "obligation[s] principally secured by an interest in real property" under Code Section 860G(a)(3)(A), there is indirect authority supporting treatment of an investment in a buy-down Mortgage Loan as entirely secured by real property if the fair market value of the real property securing the loan exceeds the principal amount of the loan at the time of issuance or acquisition, as the case may be. There is no assurance that the treatment described above is proper. Accordingly, Owners are urged to consult their own tax advisors concerning the effects of such arrangements on the characterization of such Owner's investment for federal income tax purposes.

PREMIUM AND DISCOUNT

     Owners are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Securities or thereafter.


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     Premium.  The treatment of premium incurred upon the purchase of a Security will be determined generally as described above under " - Taxation of Regular Securities - Premium."

     Original Issue Discount. The Internal Revenue Service has stated in published rulings that, in circumstances similar to those described herein, the original issue discount rules will be applicable to a Owner's interest in those Mortgage Assets as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July l, 1982, and mortgages of individuals originated after March 2, 1984. Such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. It is generally not anticipated that adjustable rate Mortgage Assets will be treated as issued with original issue discount. However, the application of the OID Regulations to adjustable rate mortgage loans with incentive interest rates or annual or lifetime interest rate caps may result in original issue discount.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant yield method that takes into account the compounding of interest, in advance of the cash attributable to such income. However, Code Section 1272 provide for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Assets acquired by a Owner are purchased at a price equal to the then unpaid principal amount of such Mortgage Assets, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Assets (i.e., points) will be includible by such holder.

     Market Discount. Owners also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Assets will be determined and will be reported as ordinary income generally in the manner described above under " - Taxation of Regular Securities - Market Discount."

     Recharacterization of Servicing Fees. If the servicing fees paid to Servicers were deemed to exceed reasonable servicing compensation, the amount of such excess would be nondeductible under Code Section 162 or 212. In this regard,there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Securities, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Assets would be increased. Recently issued Internal Revenue Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Assets to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Internal Revenue Service's approach is upheld, a servicer that receives excess servicing fees would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Assets. Under the rules of Code Section 1286, the separation of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Assets as "stripped coupons" and "stripped bonds." While Owners would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Assets the ownership of which is attributed to a servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Owner, except that the income reported by a cash method holder may


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be  slightly  accelerated.   See  "Stripped  Securities"  below  for  a  further
description of the federal income tax treatment of stripped bonds and stripped coupons.

     In the alternative, the amount, if any, by which the servicing fees paid to the servicers are deemed to exceed reasonable compensation for servicing could be treated as deferred payments of purchase price by the Owners to purchase an undivided interest in the Mortgage Assets. In such event, the present value of such additional payments might be included in the Owner's basis in such undivided interests for purposes of determining whether the Security was acquired at a discount, at par, or at a premium. Under this alternative, Owners may also be entitled to a deduction for unstated interest with respect to each deferred payment. The Internal Revenue Service may take the position that the specific statutory provisions of Code Section 1286 described above override the alternative described in this paragraph. Owners are advised to consult their tax advisors as to the proper treatment of the amounts paid to the servicers as set forth herein as servicing compensation or under either of the alternatives set forth above.

     Sale or Exchange of Securities. Upon sale or exchange of a Security, a Owner will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Assets and other assets represented by the Security. In general, the aggregate adjusted basis will equal the Owner's cost for the Security, increased by the amount of any income previously reported with respect to the Security and decreased by the amount of any losses previously reported with respect to the Security and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Assets, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Security was held as a capital asset.

STRIPPED SECURITIES

     General. Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Securities that are subject to those rules will be referred to as "Stripped Securities." The Securities will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Assets, (ii) the Depositor, any of its affiliates or a servicer is treated as having an ownership interest in the Mortgage Assets to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Assets (see "Standard Securities - Recharacterization of the Servicing Fees" above) and (iii) a class of Securities are issued in two or more classes or subclasses representing the right to non pro rata percentages of the interest and principal payments on the Mortgage Assets.

     In general, a holder of a Stripped Security (a "Stripped Owner") will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Security's allocable share of the servicing fees paid, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Securities - Recharacterization of Servicing Fees." For this purpose the servicing fees will be allocated to the Stripped Securities in proportion to the respective offering price of each class (or subclass) of Stripped Securities. The holder of a Stripped Security generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "
- Federal Income Tax Consequences for Securities as to Which No REMIC Election is Made - Standard Securities - General," subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon generally as a new obligation issued (i) on the date that the stripped interest is purchased and (ii) at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest. Each stripped interest generally will have original issue discount equal to the excess of its stated redemption price at maturity (or,


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in the case of a stripped  coupon,  the  amount  payable on the due date of such coupon) over its issue price. Although the treatment of Stripped Securities for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Securities are issued with respect to a Trust containing variable-rate Mortgage Assets, the Depositor has been advised by counsel that (i) the Trust will be treated as a grantor trust under subpart E,
Part 1 of subchapter J of the Code and not as an association taxable as a corporation, and (ii) each Stripped Security should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286 and the regulations thereunder, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Securities arguably should be made in one of the ways
described  below,  the  OID  Regulations  state,  in  general,   that  all  debt
instruments issued in connection with the same transaction must be treated as a single debt instrument. The Trustee will make and report all computations
described  below  using  this  aggregate  approach,   unless  substantial  legal
authority requires otherwise.

     Furthermore, the regulations under Code Section 1286 support the treatment of a Stripped Security as a single debt instrument issued on the date it is originated for purposes of calculating any original issue discount. The preamble to such regulations state that such regulations are premised on the assumption that an aggregation approach is appropriate in determining whether original issue discount on a stripped bond or stripped coupon is de minimis. In addition, under these regulations, a Stripped Security that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or presumably, at a premium. The preamble to such regulations also provide that such regulations are premised on the assumption that generally the interest component of such a Stripped Security would be treated as stated interest under the original issue discount rules. Further, the regulations provide that the purchaser of such a Stripped Security may be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Strip Security was treated as zero under the de minimis rule or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Assets. Any such market discount would be reportable as described above under "Federal Income Tax Consequences for REMIC Securities - Taxation of Regular Securities - Market Discount," without regard to the de minimis rule therein.

     Status of Stripped Securities. No specific legal authority exists as to whether the character of the Stripped Securities, for federal income tax purposes, will be the same as that of the Mortgage Assets. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Securities owned by applicable holders should be considered to represent "qualifying real property loans" within the meaning or Code Section 593(d)(1), "real estate assets" within the meaning of Code Section 856(c)(A), "obligations(s) . . . principally secured by an interest in real property" within the meaning of Code
Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Securities should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning or Code Section 856(c)(3)(B), provided that in each case the Mortgage Assets and interest on such Mortgage Assets qualify for such treatment. The application of such Code provisions to buy-down Mortgage Assets is uncertain. See " - Federal Income Tax Consequences for Securities as to Which No REMIC Election is Made" and " - Standard Securities - Tax Status" above.

     Original Issue Discount. Except as described above under " - General," each Stripped Security will be considered to have been issued (i) on the date that the stripped interest is purchased and (ii) at a price equal to its purchase price or, if more than one stripped interest is purchased, the share of the purchase price allocable to such stripped interest. Each stripped interest generally will have original issue discount equal to the excess of its stated redemption price at maturity (or, in the case of a stripped coupon, the amount payable on the due date of such coupon) over its issue price. Original issue discount with respect to a Stripped Security must be included in ordinary income as it accrues, in accordance with a constant yield method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Counsel has advised the Depositor that the amount of original issue discount required to be included in the income of a Stripped Owner in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Securities - Taxation of Regular Securities - Original Issue Discount" and " - Variable Rate


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Regular Securities." However, with the apparent exception of a Stripped Security issued with de minimis original issue discount, as described above under " - General," the issue price of a Stripped Security will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Security to such Stripped Owner, presumably under the Prepayment Assumption, other than amounts treated as qualified stated interest.

     If the Mortgage Assets prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Owner's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Owner's Stripped Security. While the matter is not free from doubt, the holder of a Stripped Security should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Security to recognize an ordinary loss equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some of or all the interest payments with respect to the Stripped Securities will not be made if the Mortgage Assets are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the proposed regulations issued under Code Section 1274 that address the treatment of contingent payments. If the rules of those proposed regulations apply, treatment of a Stripped Security under such rules depends on whether the aggregate amount of principal payments, if any, to be made on the Stripped Security is less than or greater than its issue price. If the aggregate principal payments are greater than or equal to the issue price, the principal payments would be treated as a separate installment obligation issued at a price equal to the purchase price for the Stripped Security. In such case, original issue discount would be calculated and accrued under the method described above without consideration of the interest payments with respect to the Stripped Security. Such payments of interest would be includible in the Stripped Owner's gross income in the taxable year in which the amounts become fixed. If the aggregate amount of principal payments to be made on the Stripped Security is less than its issue price, each payment of principal would be treated as a return of basis. Each payment of interest would be treated as includible in gross income to the extent of the applicable Federal rate under Code Section 1274(d), as applied to the adjusted basis of the Stripped Security, while amounts received in excess of the applicable Federal rate, as applied to the adjusted basis of the Stripped Security, would be characterized as a return of basis until the total amount of interest payments treated as a return of basis equalled the excess of the purchase price over the aggregate stated principal payments. Any additional interest payments thereafter would be treated as ordinary income. While not free from doubt uncertainty as to the payment of interest arising as a result of the possibility of prepayment of the Mortgage Assets should not cause the rules under the proposed contingent payment regulations to apply to interest with respect to the Stripped Securities.

     Sale or Exchange of Stripped Securities. Sale or exchange of a Stripped Security prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Owner's adjusted basis in such Stripped Security, as described above under "Federal Income Tax Consequences for REMIC Securities - Taxation of Regular Securities - Sale or Exchange of Regular Securities." To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Securities, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Owner other than by original Stripped Owner should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Securities. Where an investor purchases more than one class of Stripped Securities, it is currently unclear whether for federal income tax purposes such classes of Stripped Securities should be treated separately or aggregated for purposes of the rules described above.

     Because of these possible varying characterizations of Stripped Securities and the resultant differing treatment of income recognition, Stripped Owners are urged to consult their own tax advisors regarding the proper treatment of Stripped Securities for federal income tax purposes.


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REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Owner or Stripped Owner at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Owners to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Securities held by persons other than Owners exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Owner, other than an original Owner. The Trustee will also file such original issue discount information with the Internal Revenue Service. If a Owner fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Owner has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under " - Backup Withholding."

TAXATION OF CERTAIN FOREIGN INVESTORS

     To the extent that a Security evidences ownership in Mortgage Assets that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442, which apply to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount or market discount recognized by the Owner on the sale or exchange of such a Security also will be subject to federal income tax at the same rate.

     Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Assets issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements described above under " - Taxation of Certain Foreign Investors - Regular Securities."

     Owners should be aware that the IRS issued proposed regulations on April 22, 1996 which, if adopted in final form, could affect the United States' taxation of foreign investors in Securities. The proposed regulations would apply to payments after December 31, 1997. Investors who are non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Securities.

DEBT CERTIFICATES

     General. Certain Certificates ("Debt Certificates") may be issued with the intention to treat them, for federal income tax purposes, either as (i) non-recourse debt of the Depositor secured by the related Mortgage Assets, in which case the related Trust will constitute only a security device which constitutes a collateral arrangement for the issuance of secured debt and not an entity for federal income tax purposes or (ii) debt of a partnership, in which case the related Trust will constitute a partnership for federal income tax purposes. Arter & Hadden, special counsel to the Depositor, is of the opinion that (unless otherwise limited in the related Prospectus Supplement), for federal income tax purposes, assuming compliance with all the provisions of the Agreement, (i) Debt Certificates will be characterized as debt issued by, and not equity in, the related Trust and (ii) the related Trust will not be characterized as an association (or publicly traded partnership within the meaning of Code Section 7704) taxable as a corporation or as a taxable mortgage pool within the meaning of Code Section 7701(i). Since different criteria are used to detemine the non-tax accounting treatment of the issuance of Debt Certificates, however, the Depositor expects to treat such transactions, for financial accounting purposes, as a transfer of an ownership interest in the related Mortgage Assets to the related Trust and not as the issuance of debt obligations. In this regard, it should be noted that the IRS has issued a notice stating that, upon examination, it will scrutinize instruments treated as debt for federal income tax purposes but as equity for regulatory, rating agency or financial accounting purposes to determine if their purported status as debt for federal income tax purposes is appropriate. Assuming, as Arter & Hadden advises, that Debt Certificates will be treated as indebtedness for federal income tax


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purposes,  holders of Debt  Certificates,  using their method of tax accounting, will follow the federal income tax treatment hereinafter described.

     Original Issue Discount. It is likely that the Debt Certificates will be treated as having been issued with "original issue discount" within the meaning of Code Section 1273(a) because interest payments on the Debt Certificates may, in the event of certain shortfalls, be deferred for periods exceeding one year. As a result, interest payments may not be considered "qualified stated interest" payments.

     In general, a holder of a Debt Certificate having original issue discount must include original issue discount in ordinary income as it accrues in advance of receipt of the cash attributable to the discount, regardless of the method of accounting otherwise used. The amount of original issue discount on a Debt Certificate will be computed generally as described under "- Federal Income Tax Consequences for REMIC Securities" and "Taxation of Regular Securities - Original Issue Discount" and "- Variable Rate Regular Securities." The Depositor intends to report any information required with respect to the Debt Certificates based on the OID Regulations.

     Market Discount. A purchaser of a Debt Certificate may be subject to the market discount rules of Code Sections 1276 through 1278. In general, "market discount" is the amount by which the stated redemption price at maturity (or, in the case of a Debt Certificate issued with original issue discount, the adjusted issue price) of the Debt Certificate exceeds the purchaser's basis in a Debt Certificate. The holder of a Debt Certificate that has market discount generally will be required to include accrued market discount in ordinary income to the extent payments includible in the stated redemption price at maturity of such Debt Certificate are received. The amount of market discount on a Debt Certificate will be computed generally as described under "Federal Income Tax Consequences for REMIC Securities" and " - Taxation of Regular Securities - Market Discount."

     Premium. A Debt Certificate purchased at a cost greater than its currently outstanding stated redemption price at maturity is considered to be purchased at a premium. A holder of a Debt Certificate who holds a Debt Certificate as a "capital asset" within the meaning of Code Section 1221 may elect under Code
Section 171 to amortize the premium under the constant interest method. That election will apply to all premium obligations that the holder of a Debt Certificate acquires on or after the first day of the taxable year for which the election is made, unless the IRS permits the revocation of the election. In addition, it appears that the same rules that apply to the accrual of market discount on installment obligations are intended to apply in amortizing premium on installment obligations such as the Debt Certificates. The treatment of premium incurred upon the purchase of a Debt Certificate will be determined generally as described above under " -Taxation of Regular Securities - Premium."

     Sale or Exchange of Debt Certificates. If a holder of a Debt Certificate sells or exchanges a Debt Certificate, the holder of a Debt Certificate will recognize gain or loss equal to the difference, if any, between the amount received and the holder of a Debt Certificate's adjusted basis in the Debt Certificate. The adjusted basis in the Debt Certificate generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Debt Certificate and reduced by the payments previously received on the Debt Certificate, other than payments of qualified stated interest, and by any amortized premium.

     In general, except as described above with respect to market discount, and except for certain financial institutions subject to Code Section 582(c), any gain or loss on the sale or exchange of a Debt Certificate recognized by an investor who holds the Debt Certificate as a capital asset (within the meaning of Code Section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the Debt Certificate has been held for more than one year. For corporate taxpayers, there is no preferential rate afforded to long-term capital gains. For individual taxpayers, all net long-term capital gains are currently subject to a maximum nominal rate of tax of 28%. However, Congress is currently considering proposed tax legislation which would reduce the tax rate on net long-term capital gains.


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     Backup Withholding.  Holders of Debt Certificates will be subject to backup withholding rules identical to those applicable to REMIC Regular Securities. See " - Federal Income Tax Consequences For REMIC Securities - Backup Withholding."

     Tax Treatment of Foreign Investors. Holders of Debt Certificates who are foreign investors will be subject to taxation in the same manner as foreign holders of REMIC Regular Securities. See " - Federal Income Tax Consequences For REMIC Securities -- Taxation of Certain Foreign Investors -- Regular Securities."

NOTES

     With respect to those Securities issued as Notes, no regulations, published rulings or judicial decisions exist that discuss the characterization for federal income tax purposes of instruments with terms substantially the same as the Notes. However, Arter & Hadden, special counsel to the Depositor, is of the opinion that (unless otherwise limited in the related Prospectus Supplement), for federal income tax purposes, assuming compliance with all the provisions of the related Indenture, (i) Notes will be characterized as debt issued by, and not equity in, the related Trust and (ii) the related Trust will not be characterized as an association (or publicly traded partnership within the meaning of Code Section 7704) taxable as a corporation or as a taxable mortgage pool within the meaning of Code Section 7701(i). Assuming, as Arter & Hadden advises, that Notes are treated as indebtedness for federal income tax purposes, holders of Notes, using their method of tax accounting, will follow the same federal income tax treatment as Debt Certificates, as described above under "Federal Income Tax Consequences - Federal Income Tax Consequences for Securities as to Which No REMIC Election Is Made - Debt Certificates."

     For federal income tax purposes, (i) Notes held by a thrift institution taxed as a "mutual savings bank" or "domestic building and loan association" will not represent interests in "qualifying real property loans" within the meaning of Code Section 593(d)(1); (ii) Notes held by a thrift institution taxed as a domestic building and loan association will not constitute "loans ... secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v); (iii) interest on Notes held by a real estate investment trust will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property " within the meaning of Code
Section 856(c)(3)(B); (iv) Notes held be a real estate investment trust will not constitute "real estate assets" or "Government securities" within the meaning of Code Section 856(c)(5)(A); and (v) Notes held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(4)(A)(i).

TAXATION OF CERTIFICATES CLASSIFIED AS PARTNERSHIP INTERESTS

     Certain Trusts may be treated as partnerships for Federal income tax purposes. In such event, the Trusts may issue Securities characterized as "Partnership Interests" as discussed in the related Prospectus Supplement. With respect to such Series of Partnership Interests, Arter & Hadden, special counsel to the Depositor, is of the opinion that (unless otherwise limited in the related Prospectus Supplement) the Trust will be characterized as a partnership and not an association taxable as a corporation for federal income tax purposes. The related Prospectus Supplement will also cover any material federal income tax consequences applicable to the Owners.


                              PLAN OF DISTRIBUTION

     Securities are being offered hereby in Series through one or more underwriters or groups of underwriters (the "Underwriters"). The Prospectus Supplement will set forth the terms of offering of the Series of Securities, including the public offering or purchase price of each class of Securities of such Series being offered thereby or the method by which such price will be determined and the net proceeds to the Depositor from the sale of each such class. Such Securities will be acquired by the Underwriters for their own account or may be offered by the Underwriters on a best efforts basis. The Underwriters may resell such Securities from time to time in one or more transactions including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing Underwriter or Underwriters with respect to the offer and sale of a particular Series of Securities will be set forth on the cover of the Prospectus Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement

     In connection with the sale of the Securities, Underwriters may receive compensation from the Depositor or from purchasers of the Securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Securities may be deemed to be underwriters in connection with such Securities, and any discounts or commissions received by them from the Depositor and any profit on the resale of Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. The Prospectus Supplement will describe any such compensation paid by the Depositor.

     It is anticipated that the underwriting agreement pertaining to the sale of any Series of Securities will provide that the obligations of the Underwriters will be subject to certain conditions precedent, that the Underwriters will be obligated to purchase all such Securities if any are purchased and that the Depositor will indemnify the Underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


                                     RATINGS

     Each class of Securities of a Series will be rated at their initial issuance in one of the four highest categories by at least one Rating Agency.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Security, and, accordingly, there can be no assurance that the ratings assigned to a Security upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.


                                  LEGAL MATTERS

     Certain legal matters relating to the validity of the issuance of the Securities of each Series including insolvency issues and certain federal income tax matters concerning the Securities will be passed upon for the Depositor by Arter & Hadden, Washington, D.C.


                              FINANCIAL INFORMATION

     A Trust will be formed with respect to each Series of Securities. No Trust will have any assets or obligations prior to the issuance of the related Series of Securities. No Trust will engage in any activities other than those described herein or in the Prospectus Supplement. Accordingly, no financial statement with respect to any Trust is included in this Prospectus or will be included in the Prospectus Supplement.

     The Depositor has determined that its financial statements are not material to the offering made hereby.

     A  Prospectus   Supplement   and  the  related  Form  8-K  (which  will  be
incorporated by reference to the Registration Statement) may contain financial statements of the related Credit Enhancer, if any.

     Although the Notes of any Series will represent obligations of the related Issuer, such obligations will be non-resource and the proceeds of the assets included in the related Trust will be the sole source of payments on the Notes of such Series. The Issuer for any Series of Notes will not have, nor be expected in the future to have, any significant assets available for payments on such Series of Notes other than the assets included in the related Trust. Accordingly, the investment characteristics of a Series of Notes will be determined by the assets included in the related Trust and will not be affected by the identity of the obligor with respect to such Series of Notes.

Accordingly, no capitalization information or any historical or pro forma ratio of earnings to fixed charges or any other financial information with respect to any trust, partnership, limited liability company or corporation formed for the purpose of issuing a Series of Notes has been or will be included herein or in the related Prospectus Supplement.





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                                       73

                                   APPENDIX A
                  INDEX TO LOCATION OF PRINCIPAL DEFINED TERMS

                                                                            PAGE

1986 Act......................................................................48
1996 Act......................................................................56
Agreement......................................................................1
AMTI..........................................................................56
Applicable Accounting Standards...............................................30
Balloon Loans..................................................................7
Beneficial Owners..............................................................5
BIF...........................................................................31
Book Entry Securities..........................................................4
Certificates...................................................................1
Clearing Agency................................................................4
Clearing Agency Participants...................................................5
Code...........................................................................5
Companion Securities..........................................................13
Compound Interest Securities..................................................12
Cooperative Loans.............................................................16
Cooperatives...................................................................2
Credit Enhancement.............................................................4
Credit Enhancer...............................................................10
Custodial Account.............................................................24
Cut-Off Date..................................................................12
Debt Certificates.............................................................69
Defective Mortgage Loan.......................................................30
Delivery Date.................................................................11
Deposit Date..................................................................30
Depositor......................................................................1
Disqualified Organization.....................................................58
Distribution Date.............................................................13
DOL...........................................................................45
Eligible Investments..........................................................31
ERISA..........................................................................5
Events of Default.............................................................33
FDIC..........................................................................24
FHLMC..........................................................................2
Financial Guaranty Insurance Policy...........................................19
Financial Guaranty Insurer....................................................19
Fitch..........................................................................6
FNMA...........................................................................2
Garn-St. Germain Act..........................................................43
GNMA...........................................................................2
Indenture Trustee..............................................................1
Insurance Paying Agent........................................................19
Insurance Proceeds............................................................24
Insured Payment...............................................................19
Interest Accrual Period.......................................................14
Issuer.........................................................................1
Liquidation Proceeds..........................................................24
Loan-to-Value Ratio...........................................................17
Master Servicer................................................................1
MBS............................................................................2
MBS Agreement.................................................................18
MBS Issuer....................................................................18
MBS Servicer..................................................................18
MBS Trustee...................................................................18
Monthly Advance...............................................................24
Moody's........................................................................6
Mortgage Assets................................................................2
Mortgage Loans.................................................................2
Mortgage Notes................................................................16
Mortgage Pool Insurance Policy................................................21
Mortgage Rates................................................................17
Mortgage-Backed Securities.....................................................2
Mortgaged Properties..........................................................16
Mortgages.....................................................................16
Mortgagors....................................................................23
NCUA..........................................................................24
Non-Priority Securities.......................................................13
Non-U.S. Person...............................................................62
Noneconomic Residual Interest.................................................58
Nonrecoverable Advance........................................................24
Note Event of Default.........................................................35
Note Rate.....................................................................14
Notes..........................................................................1
Notional Principal Balance....................................................14
OID Regulations...............................................................46
Original Value................................................................17
OTS...........................................................................43
Owner Trustee..................................................................1
Owners.........................................................................3
Partnership Interests.........................................................71
Pass-Through Entity...........................................................58
Pass-Through Rate..............................................................3
Plans.........................................................................45
Policy Statement..............................................................45
Pool Insurer..................................................................21
Pre-Funding Account............................................................3
Prepayment Assumption.........................................................49
Principal Balance.............................................................17
Principal Prepayments.........................................................14
Priority Securities...........................................................13
Proposed Premium Regulations..................................................53
PTE 83-1......................................................................45
Rating Agency..................................................................6
Record Date...................................................................13
Regular Owner.................................................................48
Regular Securities............................................................47
REIT..........................................................................47
Relief Act....................................................................10
REMIC..........................................................................5
REMIC Pool....................................................................47
REMIC Regulations.............................................................46
REMIC Securities..............................................................47
Remittance Date...............................................................24
Remittance Rate...............................................................24
Reserve Fund..................................................................23
Residual Owners...............................................................53
Residual Securities...........................................................47
Retail Class Security.........................................................34
Riegle Act.....................................................................9
SAIF..........................................................................31
Scheduled Amortization Securities.............................................13
Securities.....................................................................1
Security Account..............................................................13
Security Interest Rate........................................................12
Security Principal Balance.....................................................8
Security Register..............................................................8
Security Registrar.............................................................8
Seller.........................................................................1
Senior Securities.............................................................19
Servicer.......................................................................1
SMMEA..........................................................................5
Special Allocation Securities.................................................13
Special Hazard Insurance Policy...............................................21
Special Hazard Insurer........................................................22
Standard & Poor's..............................................................6
Standard Security.............................................................63
Stripped Owner................................................................66
Stripped Securities...........................................................66
Subordinated Securities.......................................................19
Subsequent Transfer Agreement..................................................3
Thrift Institution............................................................47
TMP...........................................................................48
Trust..........................................................................1
Trustee........................................................................1
U.S. Person...................................................................59
UCC...........................................................................41
Underwriters..................................................................71

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

14. ITEM OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates, other than underwriting discounts and commissions.*

    Filing Fee for Registration Statement.......................... $303.03
    Legal Fees and Expenses*....................................... **
    Accounting Fees and Expenses*.................................. **
    Trustee's Fees and Expenses (including counsel fees)*.......... **
    Printing and Engraving Fees*................................... **
    Blue Sky Fees and Expenses*.................................... **
    Rating Agency Fees*............................................ **
    Miscellaneous*................................................. **

          Total.................................................... $

----------
* Estimated in accordance with Item 511 of Regulation S-K.
** To be filed by Amendment.

15. ITEM INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The form of Underwriting Agreement to be filed as Exhibit 1.1 hereto, will provide for indemnification by each Underwriter of any officer, director or controlling person of the Registrant who becomes subject to liability arising out of an untrue or alleged untrue statement of a material fact contained in this Registration Statement, the Prospectus filed herewith or any Preliminary Prospectus, related Prospectus Supplement or related Preliminary Prospectus Supplement, or omission or alleged omission, that was made in reliance on written information provided to the Registrant by such Underwriter.

     The Certificate of  Incorporation  and Bylaws for the Registrant  (Exhibits
3.1 and 3.2 to the Form S-3, Registration No. 333-4911 filed by the Registrant on May 30, 1996) provide for indemnification of directors and officers to the full extent permitted by Delaware law. Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection withactions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     The Bylaws also provide that the Registrant may, to the full extent permitted by law, purchase and maintain insurance on behalf of any corporate agent against any liability which may be asserted against him.

16. ITEM EXHIBITS.

     1.1 *    --  Form of Underwriting Agreement.

     3.1 *    --  Certificate of Incorporation of IMC Securities, Inc..

     3.2 *    --  Bylaws of IMC Securities, Inc..

     4.1 *    --  Form of Pooling and Servicing Agreement.

     4.2 **   --  Form of Indenture.

     5.1 **   --  Opinion  of  Arter &  Hadden  regarding  the  legality  of the securities (Asset Backed Certificates).

     5.2 **   --  Opinion  of  Arter &  Hadden  regarding  the  legality  of the securities (Asset Backed Notes).

     8.1 **   --  Opinion of Arter & Hadden regarding tax matters.

     10.1 **  --  Form of Trust Agreement

     23.1 **  --  Consent of Arter & Hadden  (included  as part of Exhibit  5.1,
                  5.2 and 8.1).

     24.1 **  --  Powers of Attorney  (included  on the  signature  page of this
                  Registration Statement).

     25.1 *** --  Form T-1 Statement of Eligibility of the Trustee.

----------
*Incorporated by reference from the filing of May 31, 1996 made by the Registrant on Form S-3, Registration No. 333-4911.
**Filed herewith.
***To be filed by amendment.

17. ITEM UNDERTAKINGS

          A. Undertaking in Respect of Indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
     Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          B. Undertaking pursuant to Rule 415.

          The undersigned registrant hereby undertakes:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the more recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which is registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          C. Undertaking pursuant to Rule 430A.

          The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(l) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 10th day of July, 1997.


                                         IMC SECURITIES INC.


                                         By: /S/ George Nicholas
                                            ----------------------
                                                George Nicholas


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Each person whose signature appears below hereby authorizes George Nicholas and Thomas Middleton, and each of them, to file one or more amendments (including post-effective amendments) to this Registration Statement, which amendments may make such changes as any of such persons deems appropriate, and each such person individually and in the capacity stated below, hereby appoints each of such persons as attorney-in-fact to execute in his name and on his behalf any such amendments to the Registration Statement.

      Signature                   Title                               Date
      ---------                   -----                               ----

/s/George Nicholas
----------------------
George Nicholas         Chairman, Chief Executive Officer and    July 10, 1997
                        Assistant Secretary

/s/Thomas Middleton
----------------------
Thomas Middleton        President,  Chief  Operating  Officer    July 10, 1997
                        (Chief Financial Officer),  Assistant
                        Secretary and Director

/s/Timothy Griffin      Director                                 July 10, 1997
----------------------
Timothy Griffin

/s/Mitchell W. Legler   Director                                 July 10, 1997
----------------------
Mitchell W. Legler

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    EXHIBITS


                                       TO


                                    FORM S-3


                             REGISTRATION STATEMENT


                                      UNDER


                           THE SECURITIES ACT OF 1933


                             -----------------------


                              IMC SECURITIES, INC.


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


================================================================================

                                  EXHIBIT INDEX


                                                            Location of Exhibit
Exhibit                                                        in Sequential
Number        Description of Document                        Numbering System

4.2           Form of Indenture

5.1           Opinion of Arter & Hadden regarding the
              legality     of     the      securities
              (Asset-Backed Certificates)

5.2           Opinion of Arter & Hadden regarding the
              legality     of     the      securities
              (Asset-Backed Notes)

8.1           Opinion of Arter & Hadden regarding tax
              matters

10.1          Form of Trust Agreement

23.1          Consent of Arter & Hadden  (included as
              part of Exhibit 5.1, 5.2 and 8.1)

24.1          Powers   of   Attorney   (included   on
              signature page)